UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., Founder, Chairman and
Global Chief Investment Officer
Calamos Advisors LLC
2020 Calamos Court,
Naperville, Illinois
60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:	(630) 245-7200

DATE OF FISCAL YEAR END:	October 31, 2023

DATE OF REPORTING PERIOD:	November 1, 2022 through April 30, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Funds

SEMIANNUAL REPORT APRIL 30, 2023

Alternative

Calamos Market Neutral Income Fund

Calamos Hedged Equity Fund

Calamos Phineus Long/Short Fund

Convertible

Calamos Convertible Fund

Calamos Global Convertible Fund

US Equity

Calamos Timpani Small Cap Growth Fund

Calamos Timpani SMID Growth Fund

Calamos Growth Fund

Calamos Growth and Income Fund

Calamos Dividend Growth Fund

Calamos Select Fund

Global Equity

Calamos International Growth Fund

Calamos Evolving World Growth Fund

Calamos Global Equity Fund

Calamos Global Opportunities Fund

Calamos International Small Cap Growth Fund

Fixed Income

Calamos Total Return Bond Fund

Calamos High Income Opportunities Fund

Calamos Short-Term Bond Fund

Experience and Foresight

About Calamos Investments

For over 40 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our mutual funds include equity, fixed income, convertible and alternative funds. We offer US funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, discipline and our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In our early years, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In 1990, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our US, global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. Since then, we have invested through the ebb and flow of multiple markets, each with its own set of challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

TABLE OF CONTENTS

Letter to Shareholders	1
The Funds
Calamos Market Neutral Income Fund	4
Calamos Hedged Equity Fund	8
Calamos Phineus Long/Short Fund	11
Calamos Convertible Fund	18
Calamos Global Convertible Fund	22
Calamos Timpani Small Cap Growth Fund	25
Calamos Timpani SMID Growth Fund	30
Calamos Growth Fund	33
Calamos Growth and Income Fund	37
Calamos Dividend Growth Fund	42
Calamos Select Fund	45
Calamos International Growth Fund	49
Calamos Evolving World Growth Fund	54
Calamos Global Equity Fund	58
Calamos Global Opportunities Fund	63
Calamos International Small Cap Growth Fund	67
Calamos Total Return Bond Fund	70
Calamos High Income Opportunities Fund	75
Calamos Short-Term Bond Fund	80
Expense Overview	84
Schedules of Investments	88
Statements of Assets and Liabilities	179
Statements of Operations	184
Statements of Changes In Net Assets	188
Notes to Financial Statements	195
Financial Highlights	230
Report of Independent Registered Public Accounting Firm	292
Liquidity Risk Management Program	294

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2023. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Funds.

Market Review

For the period, stock markets around the world advanced. Market participants were encouraged by the prospect that the Federal Reserve would slow or pause its tightening cycle and by economic data that was often better than initially feared. Investors cheered economic reopening in China, and emerging market equities posted particularly robust performance.

One key theme during the start of 2023 was the outperformance of US growth stocks over value stocks. In a reversal of fortunes from 2022, growth stocks outperformed their value counterparts by a wide margin. Technology and communication services companies, including many of the bellwether companies that struggled in 2022, dominated market leadership. Many areas of the fixed income market also posted healthy gains, with both investment grade and high yield benchmarks advancing.

Despite these advances, the period was also volatile. The failures of Silicon Valley Bank and Signature Bank created a burst of fear and raised the specter of widespread bank runs. However, coordinated action by the Federal Reserve, the US Treasury, and the FDIC quickly dampened anxiety. Similarly in Switzerland, the collapse of Credit Suisse was met with quick action from regulators, resulting in the beleaguered bank's acquisition by UBS.

Outlook

Despite economic and market uncertainties, we continue to see many opportunities across asset classes. Individual security selection and active management are essential, given the economic backdrop. In their individual portfolio commentaries, our investment teams will discuss where they see opportunities and how they are managing risk.

Broadly, however, fiscal policy casts a shadow and will continue to do so as both sides in Washington gear up for what will surely be another contentious election. The debt ceiling standoff could come to a tipping point even sooner. Additionally,

www.calamos.com

Letter to Shareholders

although financial conditions remain reasonable, we are vigilantly monitoring the possibility that banks, particularly smaller ones, may adopt more conservative lending standards in the wake of the previously mentioned bank failures, which could have a ripple effect on both households and businesses.

Inflation has been a key focal point of investor concern. We expect inflation to continue to moderate through the summer months in an on-again, off-again fashion, punctuated by bouts of volatility in oil prices.

Perspectives on Asset Allocation

I'm often asked what I believe are the "secrets" of investing. It's an easy question to answer—there are no secrets. However, there are some basic principles that I believe can best position investors for success.

One of the most fundamental principles is to stay focused on the long term. Trying to predict the short-term ups and downs in the market is a dangerous strategy. Far too often, I've seen people give into emotions, which can result in selling into down markets but missing the up markets.

It's also important to remember that volatility is always part of the investment landscape—in good markets as well as bad ones. Volatility may be uncomfortable in the moment, but it can provide opportunities for active managers like the Calamos Investment organization. For example, our teams can capitalize on short-term dislocations in security prices to build positions in investments with attractive long-term potential.

Another essential principle is diversification. Various investments tend to perform differently depending on interest rates, inflation, or the economic environment. The performance of investments can also be influenced by fiscal policy, political uncertainty, and the geopolitical landscape. Having a blend of assets can help smooth the performance of your portfolio because stronger performance in one area of your portfolio can offset weaker performance elsewhere.

In the current environment, we see opportunities for a variety of actively managed funds. In the equity markets, we believe there's compelling potential for growth-oriented companies across the capitalization spectrum and geographies, including emerging markets. The Calamos Family of Funds offers a variety of choices, including funds that focus on smaller growth companies (Calamos Timpani Small Cap Growth Fund) and multi-cap approaches (Calamos Growth Fund). For investors who seek equity exposure with lower potential volatility, we also offer funds like Calamos Global Opportunities Fund and Calamos Growth and Income Fund.

As we've observed in the past, fixed income securities are an important cornerstone for asset allocation and can provide income, diversification, and total return opportunities. In the current environment, we see tailwinds for short-term bonds (see Calamos Short-Term Bond Fund) and high yield securities (see Calamos High Income Opportunities Fund).

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Letter to Shareholders

Alternative strategies may also continue to offer compelling opportunities for enhancing both equity and fixed income allocations. The Calamos Family of Funds includes Calamos Market Neutral Income Fund, a fixed income alternative, and Calamos Phineus Long/Short Fund and Calamos Hedged Equity Fund, both equity alternatives. These funds can use a range of sophisticated strategies to pursue opportunities and manage risks.

Conclusion

As always, we thank you for your continued trust. To learn more about Calamos Investments' views of the economy, markets and asset allocation, I invite you to visit our website, www.calamos.com.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*  Returns for the six months ended April 30, 2023: The S&P 500 Index, a measure of the US stock market, returned 8.63%. The MSCI All Country World Index, a measure of global stock market performance, returned 12.97%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 16.53%. The Russell 3000 Growth Index, a measure of US growth equities, returned 10.77%. The Russell 3000 Value Index, a measure of US value equities, returned 3.86%. The Bloomberg US High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 6.21%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned 6.91%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned 2.89%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Investments in alternative strategies may not be suitable for all investors.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

www.calamos.com

Calamos Market Neutral Income Fund (Unaudited)

OVERVIEW

The Fund combines two complementary strategies with different responses to volatility: arbitrage seeks alpha and uncorrelated returns, while hedged equity provides income from options writing and upside participation.

KEY FEATURES

◼  Generates returns not dependent on interest rates, a key differentiator from traditional bond strategies.

◼  Employs an absolute-return strategy with historically lower beta to fixed income and equity markets as well as lower volatility and limited drawdowns.

◼  As one of the first alternative mutual funds, capitalizes on more than four decades of experience in the convertible space.

PORTFOLIO FIT

The Fund may provide potential diversification, particularly in a rising interest rate environment.

FUND NASDAQ SYMBOLS

A Shares	CVSIX
C Shares	CVSCX
I Shares	CMNIX
R6 Shares	CVSOX

FUND CUSIP NUMBERS

A Shares	128119203
C Shares	128119849
I Shares	128119880
R6 Shares	128120342

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Launched more than 30 years ago, Calamos Market Neutral Income Fund represents one of the first liquid alternative mutual funds and blends two main strategies—arbitrage and hedged equity—with the aim of monetizing volatility. Calamos Market Neutral Income Fund is designed to do the following:

◼  Potentially enhance an investor's fixed-income allocation.

◼  Actively pursue equity market upside while hedging downside risk.

◼  Consistently provide absolute total return over varying market cycles.

In addition to seeking an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, a vital benefit given recent bouts of elevated equity volatility.

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Market Neutral Income Fund returned 5.30% (Class I Shares at net asset value), trailing the 7.01% return for the Bloomberg US Government/Credit Index while outperforming the 2.17% return of the Bloomberg Short Treasury 1-3 Month Index.

What factors influenced performance during the reporting period?

The semiannual period notably focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns and regional bank deposit stress also dominated headlines. Despite these headwinds, the equity market, as represented by the S&P 500 Index, advanced 8.63% during the reporting period while the bond market, reflected in the Bloomberg US Government/Credit Index, rose 7.01%. Realized volatility declined during the period as measured by the Cboe Volatility Index (VIX) decreasing from 20.58 to 15.78.

Interest rates were mixed during the period. On the one hand, short-term rates rose as the Federal Reserve raised its fed funds target from 3.00% – 3.25% to 4.75% – 5.00%. On the other hand, the overall bond market experienced declining interest rates as represented by the Bloomberg US Aggregate Bond Index yield to maturity decline of 65 basis points to 4.36%. Credit spreads were largely unchanged as the Bloomberg US Corporate High Yield Index average spread narrowed 4 basis points to 479 basis points over Treasuries. The interest rate environment was supportive of the Fund's strategies. With convertible arbitrage, the higher overnight interest rate meant a higher short interest rebate (the interest earned on the cash received from shorting the convertible's underlying stock). A decline in the overall bond market interest rates also supported the bond component of the convertible. Higher interest rates also have flowed through to the hedged equity strategy in the form of higher call prices and lower put prices, making our collar strategy more attractive. Finally, the Fund's special purpose acquisition company (SPAC) Arbitrage strategy also benefited because higher short-term interest rates meant that the Fund earned more interest on the SPAC's cash in trust.

The advancing equity market, as represented by the 8.63% gain of the S&P 500 Index, rewarded the Fund's hedged equity strategy because the equity basket rose

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund (Unaudited)

toward the index's call option strike price. The option environment also provided an attractive opportunity to utilize call and put spreads, which allowed the portfolio to sell deep out-of-the-money puts and buy closer-to-the-money puts to cushion the portfolio against downside risk. This also meant that we did not need as heavy a call write, which in turn provided additional runway to the upside. The Fund's SPAC and Merger Arbitrage sleeves also participated in the equity market's advance.

How is the Fund positioned?

We actively manage allocations to the strategies based on our view of market conditions and relative opportunities. At the end of the reporting period, the Fund had 45.6% in its hedged equity strategy and 54.4% in its arbitrage strategies. The arbitrage strategies included 44.7% in convertible arbitrage, 6.6% in SPAC arbitrage, and 3.1% in merger arbitrage. At the beginning of the reporting period, the Fund's allocation to the arbitrage strategy was 50.3%, with 49.7% allocated to the hedged equity strategy.

Within the arbitrage strategy, we can utilize different strategies, including convertible arbitrage, merger arbitrage and SPAC arbitrage. We continue to like the opportunity in convertible arbitrage the most, and the Fund's allocation to convertible arbitrage rose from 38.1% at the start of the reporting period to 44.7% at the period end. We expect to continue adding to convertible arbitrage, particularly if we see the attractive new convertible issuance that we anticipate.

A principal driver for growing convertible arbitrage is our heightened return expectations for the strategy following the rise in overnight interest rates. Convertible arbitrage returns have historically been correlated with overnight rates. This is partly because the rebate the Fund receives on its short stock positions is directly tied to the fed funds rate. Although returns don't necessarily go up tick-for-tick with rates, we expect a meaningful tailwind in 2023 and beyond.

The market environment for SPAC arbitrage has been waning because few SPAC IPOs have come to market and the number of merger announcements has declined. The yield to expiration in SPACs has been attractive, but the allocation in SPAC arbitrage has been reduced from 9.6% to 6.6% as SPACs reached expiration. Unless the environment changes, we expect the SPAC arbitrage allocation to continue to decline in favor of convertible arbitrage. It also bears mentioning that the allocation to merger arbitrage increased slightly from 2.6% to 3.1%.

What are your closing thoughts for Fund shareholders?

As an alternative investment, we believe that the Calamos Market Neutral Income Fund continues to provide an attractive role in asset allocation, especially when viewed within the fixed-income portion of an investment portfolio. As interest rates have increased compared to a year ago, bonds have looked increasingly attractive to investors, given their higher income. Equally important, the same factors that have been making bonds more attractive in the higher interest rate environment have also benefited the Calamos Market Neutral Income Fund. As mentioned previously, the convertible arbitrage strategy, hedged equity strategy, and SPAC arbitrage holdings are all reaping rewards from the higher-rate environment. The potential for continued elevated volatility in the markets creates more trade rebalancing opportunities, which we expect to add value to the Fund. Finally, the Fund has had a historically low correlation to traditional fixed income, and this provides attractive diversification benefits when the Fund is used within an investor's fixed income allocation.

SECTOR WEIGHTINGS

Information Technology	31.1%
Consumer Discretionary	11.9
Health Care	11.9
Communication Services	9.2
Special Purpose Acquisition Companies	6.4
Financials	6.4
Industrials	5.7
Consumer Staples	4.0
Other	3.6
Energy	3.6
Utilities	3.0
Materials	1.8
Real Estate	1.4

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

A note concerning Morningstar Ratings for Calamos Market Neutral Income Fund Morningstar recently sought to refine its categorization of alternative funds, splitting large heterogeneous categories into smaller, more-focused peer sets. Calamos applauds Morningstar's continuous commitment to improving investor understanding of mutual fund offerings. As of April 30, 2021, Morningstar assigned the Fund to a new category, Relative Value Arbitrage, a group of only eight funds. With such a small set of data points, Morningstar has determined that funds in this category will not be assigned a star rating. The Fund's move to the Relative Value Arbitrage category has no bearing on the management of the fund itself, nor was it made in response to a change in the management of the Fund.

www.calamos.com

Calamos Market Neutral Income Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (5/10/00) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	5.10%	2.86%	2.98%	3.25%
With Sales Charge	2.72	0.52	2.51	2.75
Class C Shares – Inception 2/16/00
Without Sales Charge	4.70	2.06	2.20	2.48
With Sales Charge	3.70	1.06	2.20	2.48
Class I Shares – Inception 5/10/00	5.30	3.10	3.23	3.52
Class R6 Shares – Inception 6/23/20^	5.34	3.26	—	3.14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.18%, Class C shares is 1.93%, Class I shares is 0.93% and Class R6 shares is 0.88%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad US bond market. The Bloomberg Short Treasury 1-3 Month Index is generally considered representative of the performance of short-term money market investments and is provided to show how the Fund's performance compares to public obligations of the US Treasury with maturities of 1-3 months.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Hedged Equity Fund (Unaudited)

OVERVIEW

The Fund blends a core long-equity portfolio with an actively managed option overlay. Tactical management creates opportunities to add alpha from option market dynamics and equity market volatility.

KEY FEATURES

◼  Our investment approach is highly responsive to dynamic market conditions, unlike many less-active option-based strategies.

◼  The investment team seeks to take advantage of opportunities the market presents, with a focus on being favorably positioned for as many outcomes as possible.

PORTFOLIO FIT

The Fund's options-based risk-management strategy can provide upside participation in equity markets while limiting downside exposure, thereby improving the quality of the ride.

FUND NASDAQ SYMBOLS

A Shares	CAHEX
C Shares	CCHEX
I Shares	CIHEX

FUND CUSIP NUMBERS

A Shares	128120698
C Shares	128120680
I Shares	128120672

CALAMOS HEDGED EQUITY FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategic approach and role in a portfolio.

Calamos Hedged Equity Fund's investment approach, which blends a core long-equity portfolio with an actively managed options overlay, can be highly responsive to dynamic market conditions and can serve as a portfolio diversifier. The Fund is often considered alongside more systematic or defined outcome peers. Defined outcome products are designed to capture a certain amount of downside or upside each quarter, depending on where the market moves. However, there are disadvantages to not being nimble in these turbulent markets, a major one being capped upside that cannot cover successive losses to the downside.

Compared to our mechanistic peers, the Calamos tactical management approach creates opportunities to generate alpha via option market dynamics and equity market volatility. The Fund seeks to take advantage of these opportunities by being favorably positioned for many outcomes.

How has the Fund performed?

A short-term challenge for the market is the lack of breadth. Calamos Hedged Equity Fund, with its semiannual return of 6.73% (Class I shares at net asset value) as of April 30, 2023, participated in the latest rally of the S&P 500 Index and realized about 60% of the index's 8.63% gain over the period. The S&P 500 Index has been in a stubborn trading range between 3800 on the low and 4180 on the high. With this range solidly in place, we continue to nimbly reposition hedges, buying inexpensive puts that are cheaper than the income we receive for trading off the upside. In our opinion, the Fund has been and will continue to be well positioned to capture the equity market's upside with significantly less risk than capped hedged equity funds and long-only equities. One measure of risk is a Fund's beta. The Fund maintained a beta of 0.52 in line with its historical beta of 0.52 versus the S&P 500 Index as of April 30, 2023.

What factors influenced performance during the reporting period?

We expect the market to continue to be challenging, but the most recent oversold conditions in the equity markets have at least kept the sellers at bay. The current volatility continues to be even more settled than in the first quarter of the semiannual period. The Cboe Volatility Index (VIX), also known as the fear index, is trading around 15.78%, off its mean of 20.5% and well off the Covid-19 mean of 23.5%. Although volatility has been depressed recently, it still requires monitoring because we're still in the midst of a market that could be subject to additional volatility.

How is the Fund positioned?

The Fund's active strategy management approach generated equal or better results than bonds and participated in 60% of the upside of stocks.† The options market's current landscape allowed us to structure our hedges to emphasize better performance on the tails. This positioning provided additional mitigation over and

†  For the semiannual period through 04/30/2023, total returns for the Calamos Hedged Equity Fund are 6.73% (Class I shares at net asset value) versus 8.63% for the S&P 500 Index and 6.91% for the Bloomberg US Aggregate Bond Index over the same period.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund (Unaudited)

above our average 40% to 50% put notional minimum while also adding upside participation potential. Lower volatility (with the VIX at 15.78) and flat option skew made our "North Star" baseline trade more appealing through the end of the period. We used rallies to replace some of our hedges with outright long puts and put spreads, which appear attractive. At the end of the period, the Fund's net put representation was 94%, with an average strike of 3820.

Our call positioning included a call write of 6%, gross short calls of -75%, and gross long calls of 81% as of April 30, 2023. In this case, gross long calls were high compared to past positioning because of flattening skew and the opportunistic harvesting of short option premium. At the end of the reporting period and relative to the S&P 500 Index, our sector positioning was slightly overweight in the consumer discretionary and information technology sectors, whereas we had slightly underweight positions in the materials, financials, consumer staples, real estate and materials sectors. Relative to the S&P 500 Index, the Fund's market-cap positioning maintained a heavier relative weight to larger capitalization (>$25 billion) holdings and a lighter weight to small- and mid-capitalization ($1 to $25 billion) holdings.

What are your closing thoughts for Fund shareholders?

After spending multiple years with Treasury yields close to zero, it's natural for investors to be excited about the prospects of a higher-rate environment. However, we believe they shouldn't focus solely on Treasuries and short-duration bonds because the impact and benefits of the higher rates can be realized across the investing landscape. The effect of rising rates on option prices has made participation rates for long-leaning option strategies like Calamos Hedged Equity Fund appealing. For risk-averse clients worried about economic and macro risks, hedged equity strategies like the Fund can be an excellent fit for investors looking to reduce risk but staying invested in the equity markets long term.

SECTOR WEIGHTINGS

Information Technology	28.4%
Health Care	15.2
Consumer Discretionary	11.0
Financials	10.9
Communication Services	8.5
Industrials	8.4
Consumer Staples	7.5
Energy	5.0
Materials	2.9
Utilities	2.7
Real Estate	2.3
Other	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Hedged Equity Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	6.47%	2.14%	5.13%	5.13%
With Sales Charge	1.43	-2.71	4.10	4.52
Class C Shares – Inception 12/31/2014
Without Sales Charge	6.11	1.42	4.38	4.38
With Sales Charge	5.11	0.42	4.38	4.38
Class I Shares – Inception 12/31/2014	6.73	2.45	5.42	5.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.17%, Class C shares is 1.92% and Class I shares is 0.92%.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results and was in effect until March 31, 2021. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Cboe Volatility Index (VIX) is a leading measure of market expectations of near-term volatility conveyed by S&P 500 Index (SPX) option prices.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

CALAMOS PHINEUS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

What is the essence of the investment approach?

Through a global long/short structure, Calamos Phineus Long/Short Fund invests in publicly listed equity securities. Components of the Fund's strategy include the following:

◼  A fundamental global approach that blends top-down and bottom-up considerations. Company analysis is integrated with industry, thematic and macro research.

◼  An inclusive framework for identifying potential returns and associated risks. The framework accounts for company, industry, style, country and market factors.

◼  Flexible capital allocation allows for all investment styles, market caps and geographic regions. The investment universe is global, liquid and scalable. Exposure levels and investment styles depend on market conditions and the economic cycle.

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Phineus Long/Short Fund returned 4.49% (Class I shares at net asset value), underperforming the S&P 500 Index 8.63% return and the MSCI World Index 12.57% return over the same period.

Since its inception on May 1, 2002, the Fund has returned 9.91% on an annualized basis (Class I shares at net asset value), markedly outperforming both the S&P 500 Index and MSCI World Index returns of 8.78% and 7.84%, respectively.

What factors influenced performance during the reporting period?

The Fund's underperformance relative to the global indices largely reflected the Fund's underweight exposure to the equity derivatives of long duration and negative returns on general market hedges. The Fund concluded the period with a delta-adjusted net equity exposure of 58.12%, which compares with its average net equity exposure of approximately 28% (on a cash basis)1 since its inception in 2002.

This past calendar year 2022 was distinguished by the reordering of the monetary agenda worldwide. This was highly disruptive for financial asset prices, which led investors to de-risk excessively because of fears of economic calamity. The latter thinking is symptomatic of one law of investment life: sentiment follows price. Accordingly, markets were forced to reprice financial assets in an environment they were not accustomed to—one of rising interest rates. During the period, the Federal Reserve (Fed) continued to increase rates, enacting three upward

OVERVIEW

The Fund seeks strong risk-adjusted and absolute returns across the global equity universe. The Fund uses a global long/short strategy to invest in publicly listed equity securities.

KEY FEATURES

◼  Fundamental global approach blends top-down and bottom-up considerations.

◼  Flexible asset allocation allows for all investment styles, market caps and geographic regions depending on the market environment.

◼  Comprehensive approach assesses stock, industry, style, country and market factors.

◼  Knowledge-based industry concentration includes technology, communications, media, financials and health care.

PORTFOLIO FIT

The Fund seeks to provide strong risk-adjusted returns via an alternative solution that complements and diversifies a global or US equity allocation.

FUND NASDAQ SYMBOLS

A Shares	CPLSX
C Shares	CPCLX
I Shares	CPLIX

FUND CUSIP NUMBERS

A Shares	128120656
C Shares	128120649
I Shares	128120631

1  When the portfolio management team evaluates the Fund's exposures and related risks, it includes calculations based on a delta-adjusted basis that measures the price sensitivity of an option or portfolio to changes in the price of an underlying security. Delta-adjusted basis exposure is calculated by Calamos Advisors LLC and is specific only to that point in time because a security's delta changes continuously with market activity. The investment team began calculating the Fund's exposure on a delta-adjusted basis in August 2008.

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

SECTOR WEIGHTINGS

Industrials	32.1%
Information Technology	15.8
Consumer Discretionary	13.1
Financials	10.7
Communication Services	5.3
Health Care	4.7
Consumer Staples	3.9
Materials	1.4
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

adjustments between December and March totaling 100 basis points in the aggregate, and raising the range to 4.75% – 5.00% by the end of the period.

By comparison, 2023 is a year of sharply lower inflation as the pandemic excesses recede and central bankers plan for a return to pre-pandemic price stability norms. Investors can embrace this benign outlook because they believe (with good reason) that the Western world has not truly exited the deflationary era. In contrast to the trauma of 2022, today's narrative of disinflation is supportive of equities, as is usually the case.

The end of the period was distinguished by several bank failures that have reinforced the fear by many that a US recession is imminent as many recall the trauma of 2008. Some political fallout seems inevitable and the case for owning bank stocks is problematic, yet the US consumer is underpinned by some considerable momentum. This area of strength should not be ignored because it implies these financial shocks can be weathered, as evidenced by global equity markets offering double-digit returns for the period.

Given the crosswinds, it seems appropriate that our long book is balanced and diversified, emphasizing names where expectations have been lowered or where we believe demand will prove more sustainable post-pandemic than widely perceived (e.g., consumer services and travel).

For much of the period, the Fund benefited from mounting evidence that the service-related industries would remain stronger for longer as airline and hotel bookings remained robust and consumer spending more broadly kept apace. However, the banking crisis cast doubt on the sustainability of this strength, and investors rotated to quality and defensive names. This rotation was the primary vulnerability of our long portfolio during the period.

What helped and hurt performance over the reporting period?

During the period we focused on cyclicals we believed were poised to outperform, given the post-pandemic, pent-up demand in airlines, hotels, gaming, transportation and defensive stocks. Many of these areas proved to be accretive. Our hedge on the energy sector was also beneficial to returns because companies with ties to the sector experienced price declines during the period. Our long portfolio benefited from names positioned to benefit from exposure to artificial intelligence (AI) following the launch of ChatGPT. However, our general underweight of longer-duration technology stocks proved to be a drag on returns during the period because investors bought them during periods of market volatility. Our overall hedge on the general equity markets (SPY) was detrimental because of the generally solid stock performance.

We remain underweight in what we believe to be the poorest quality compartment of long-duration technology and high-multiple consumer staples but have maintained or increased exposure to mega-cap growth (quality GARP2).

The Fund's long position in consumer discretionary, communication services and information technology stocks were the largest contributors over the period. Conversely, long positions in consumer staples stocks as well as the general stock market hedge in the SPDR S&P 500 ETF TRUST hindered performance.

2  Growth at a reasonable price (GARP): firms with superior top-line growth that are not excessively valued on earnings.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

Notable contributors during the period included a long position in Microsoft Corp. 4.99% net exposure as of period end (information technology), a long position in Alphabet Inc. 5.30% net exposure as of period end (communication services), and a long position in Advanced Micro Devices Inc. 1.65% average over the period (information technology). Notable detractors during the period included a short position (hedge) in SPDR S&P 500 ETF TRUST -17.66% net exposure as of period end, long positions in L3 Harris Technologies Inc. 3.97 net exposure as of period end (Industrials), and Huntington Bancshares Inc. 1.31% net exposure as of period end (financials).

How is the Fund positioned in the context of the global economic cycle?

Net equity exposure (delta-adjusted) decreased from 59.9% at the start of the period to 58.1% at its conclusion. This compares with the average net equity exposure of approximately 28% (cash basis) since its inception in 2002. The Fund leaned modestly into equity risk throughout the period as markets became unsettled by higher interest rates, stubborn inflation, Fed policy mixed signals, and the continuing war in Ukraine.

The start of 2023 witnessed a modest risk-on move through January as corporate earnings proved better than feared, the momentum of disinflation extended, and employment markets remained resilient. Fund performance has been predominantly driven by our larger positions in the consumer discretionary, technology and communication services sectors. The Fund maintained a modest equity risk through the period.

The Fund continued to favor names perceived as cyclicals with recovery potential during the year. The broadest exposures for the long book are industrials and transports, followed by financials and consumer discretionary.

The two major themes within technology have been slowing cloud services and excitement about the potential applications for AI following the launch of ChatGPT. The major cloud providers dominate both themes, and we are positioned accordingly. Investors began 2023 concerned about slowing demand for such companies, yet attention quickly shifted to which of them stand to benefit the most by incorporating AI into existing and new product offerings.

Other technology stocks have been materially derated. The list of companies that have announced workforce reductions or lowered outlooks grew longer during the period. Still, estimates for most companies have not reset materially. More customers may pause initiatives following the banking crisis, bringing another step down in forecasts. Until this happens, we are reluctant to engage in names that are not supported by quality earnings and cash flow.

We continued to largely avoid high-multiple, long-duration software during the period. Investors wrestle with whether to fear the high-multiple growers or chase a recovery higher. These names will remain controversial because of changing views on rates and how much growth will slow in a recession. In a less accommodative monetary setting, few will ever recapture their peak multiples, although a sharp, short recovery is likely when the Fed pauses.

Outside of technology, the Fund favors names that we believe will benefit from post-pandemic demand sustainability into 2024. The broadest exposures include diversified industrials, transports and select nonbank financials. The railroads are

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

US-centric beneficiaries of supply-chain normalization and onshoring with limited exposure to labor or energy costs. In addition, we are constructive on select defense names.

The demand and pricing outlook for airfares is constructive because of changes on the capacity front. Higher financing costs, pilot shortages and equipment delays are making it difficult for the lowest-cost players to add undisciplined capacity. The recovery in corporate and international travel is gaining steam.

Energy remains problematic. The key swing factor will be China, which has been the primary source of consumption growth in recent decades. The setup for higher crude prices was ideal in 2022, yet the inability of markets to benefit from the fear of a war-related shortage points to a new dynamic in global oil markets.

Financials were a conflicted group entering 2023, given higher rates (good for net interest income) and fears of recession (bad for credit quality). Of course, events in March reprioritized these issues because investors realized resilient economic growth (good for credit quality) was bringing new competitive pressures for deposits. We entered the crisis with the long book exposed to US banks. Although reduced from the previous year, this positioning was painful given the magnitude of the downdraft.

Regarding China, its future remains challenged by its loss of manufacturing and the excessive debt associated with its real estate bubble, not to mention its geopolitical isolation. Its relatively muted GDP recovery in Q1 highlights that this is not the post-Covid-19 recovery that America enjoyed. More generally, we remain wary of any global company that relies heavily upon a China footprint whatever its form. We believe corporates will have to choose sides in this global rivalry regardless of their hopes to the contrary.

What is your macro perspective heading into the rest of 2023?

This is a year of transition as investors grapple with the reordering of the monetary agenda and the uncertainty regarding the post-pandemic price regime. There is a wide dispersion of reasonable interpretations regarding both topics. More so than geopolitics, energy and China's reopening, the future of inflation and monetary policy are at center stage.

Positioning Summary

◼  Moderating economic activity and the mild banking crises are supportive of equities because they reinforce the narrative of disinflation. Price stability matters more than the earnings cycle.

◼  US economic momentum remains solid as 2022's negative supply shocks fade. Recession does not appear imminent, nor are we forecasting a decline in corporate profitability.

◼  US consumers are protected by healthy employment markets and their accumulated pandemic savings, while many segments of the corporate sector enjoy solid financial health.

◼  We believe equity returns will be muted because the era of "free money" is not returning anytime soon.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

◼  The Fund's long positioning is balanced between select quality GARP opportunities and cyclicals that appear "too cheap" in the absence of a recession.

What are your closing thoughts for Fund shareholders?

The inflation surge resulted from the pandemic, like so much else across today's economic landscape. As the shadow of the pandemic recedes, the inflation picture will appear to normalize. Fed hawkishness will appear anachronistic. Despite investor fears, this positive story is reinforced rather than undermined by slowing economic activity and the occasional bank crisis.

Financial markets have concluded that this "slow-motion" pause by the Federal Open Market Committee is an inflection in monetary policy. When central bankers place themselves deliberately "behind the curve," their policy moves are no longer leading indicators for financial assets. Markets will anticipate the belated shifts in policy.

To be clear, our interpretation is not one of persistently high inflation à la the 1970s. This is a forecast of price instability, in which inflation rates are much more variable than in the past quarter century. Amid price instability and cost-push pressures for labor, the setting is ripe for a comet tail of central banking errors of the kind witnessed over the past 15 months.

For now, this debate is ongoing. In any case, it is beyond the immediate horizon of markets. The momentum of disinflation is the visible narrative into summer. For this reason, our January message is largely intact:

"As decelerating inflation exacerbates the inversion of US yield curves, the debate around an outright easing of Fed policy will intensify. Markets will be sensitive to this debate because it drives perceptions around recession risk.

But there is no recession on the horizon. The risk is not that corporate profits collapse but that the profit cycle is mature, and the upside is modest. Valuations rather than earnings will drive markets in H1. We see a window of opportunity for equities, but the entry point was last September, and the risk/reward will be less favorable through the second half of 2023."

Our advice for clients is to enjoy the interregnum of 2023. Sometime in 2024, we believe it will become apparent that the demise of a low and stable inflation regime is the principal discontinuity that began this decade.

www.calamos.com

Calamos Phineus Long/Short Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (5/1/02) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

The performance shown for periods prior to April 6, 2016 is the performance of a predecessor investment vehicle (the "Predecessor Fund"). The Predecessor Fund was reorganized into the Fund on April 6, 2016, the date upon which the Fund commenced operations. On October 1, 2015, the parent company of Calamos Advisors, purchased Phineus Partners LP, the prior investment adviser to the Predecessor Fund ("Phineus"), and Calamos Advisors served as the Predecessor Fund's investment adviser between October 1, 2015 until it was reorganized into the Fund. Phineus and Calamos Advisors managed the Predecessor Fund using investment policies, objectives, guidelines and restrictions that were in all material respects equivalent to those of the Fund. Phineus and Calamos Advisors managed the Predecessor Fund in this manner either directly or indirectly by investing all of the Predecessor Fund's assets in a master fund structure. The Predecessor Fund performance information has been adjusted to reflect Class A, Class C and Class I shares, expenses. However, the Predecessor Fund was not a registered mutual fund and thus was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund's performance may have been lower.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	4.31%	-1.30%	4.50%	6.40%
With Sales Charge	-0.65	-5.98	3.50	5.89
Class C Shares (With Predecessor) – Inception 5/1/2002
Without Sales Charge	3.95	-2.03	3.72	5.61
With Sales Charge	2.95	-3.01	3.72	5.61
Class I Shares (With Predecessor) – Inception 5/1/2002	4.49	-0.99	4.78	7.33

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 2.39%, Class C shares is 3.13% and Class I shares is 2.15%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The MSCI World Index (US Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Convertible Fund (Unaudited)

OVERVIEW

Leveraging more than four decades of experience in convertibles, the fund invests primarily in convertible securities of US and foreign companies without regard to market cap.

KEY FEATURES

◼  Provides diversification across market sectors and credit quality, emphasizing midsize companies with higher-quality balance sheets.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

When used in conjunction with an equity allocation, the Fund offers a potential way to manage risk by employing securities that engage in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS

A Shares	CCVIX
C Shares	CCVCX
I Shares	CICVX

FUND CUSIP NUMBERS

A Shares	128119401
C Shares	128119823
I Shares	128119864

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Convertible Fund returned 0.93% (Class I shares at net asset value), moderately outpacing the ICE BofA All US Convertibles Index (VXA0) 0.65% increase.

Since the Class I shares inception on June 25, 1997, the Fund has returned 7.68% on an annualized basis in line with an annualized gain of 7.83% for the ICE BofA All US Convertibles Index (VXA0) and slightly trailing the 8.17% annualized return of the S&P 500 Index.

What factors influenced performance during the reporting period?

During the semiannual period, investors focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns and regional bank stress also dominated the headlines. Despite these headwinds, the equity and bond markets began to recover from 2022's lows with the S&P 500 Index returning 8.63% while the Bloomberg US Aggregate Bond Index rose 6.91%.

The convertible market is well represented by small and midsize growth issuers, which lagged behind the broader equity market as evidenced by the Russell 2500 Growth Index 1.88% return finishing well behind the S&P 500 Index 8.63% return. Given 2022's equity and bond market double-digit declines, convertibles moved closer to their bond floor. With more than half of the convertible market priced below par on average during the reporting period, convertibles held up much better than their underlying stocks and delivered a positive six-month return, whereas the average underlying stocks of the convertible market declined -2.40%.

From an economic sector perspective, the Fund benefited from its overweight position and favorable selection in the consumer discretionary and information technology sectors. In consumer discretionary, the Fund's selection in the hotels, resorts & cruise lines, and casinos & gaming industries outperformed. In information technology, the Fund saw strong relative performance from its holdings in the semiconductors and data processing & outsourced services industries.

Areas that detracted from the Fund's results included selection in energy as well as the portfolio's relatively light position and security selection in the financials sector. In energy, the Fund's holdings in the oil & gas drilling industry notably lagged. In financials, the portfolio names within the transaction & payment processing services industry trailed while the portfolio lacked an allocation to the relatively strong-performing mortgage REITs industry.

How is the Fund positioned?

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary. Some convertibles are more bond-like, some are more equity-like, and others offer balance. To take advantage of recent equity valuation resets, we have maintained a preference for the balanced portion of the convertible market. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves. We also see opportunities within the bond-like segment of the convertible market in issues that can benefit

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund (Unaudited)

from spread compression while offering attractive yields and good structural risk mitigation during equity market weakness. Within this segment of the convertible market, most issuers retain strong cash balances along with minimal near-term refinancing risk. We avoided the group's most distressed names.

Technology and health care remain the largest sector allocations in the portfolio. Reflecting our strong focus on bottom-up company analysis, we favor companies that are executing well despite macro uncertainties; are considered best-in-class; and are long-term winners benefiting from lasting secular themes such as cybersecurity, automation and productivity enhancements. These long-term themes serve as a beacon in turbulent times, such as now, and help us identify innovative firms whose valuations we believe will most likely be rewarded over time. Many of these are growth firms that have shifted focus from growth-at-all-costs to improving margins, generating free cash flow, and increasing profitability. Holding these names should prove advantageous as higher-quality growth becomes scarce as the era of free money ends. Financials and real estate are the largest relative underweight positions in the portfolio. In our view, the risk/reward characteristics in this space are generally unfavorable, and many issuers are susceptible to the negative impact of higher rates. Also, we believe the portfolio's holdings in financials do not share the same deposit risk seen in other currently stressed financials.

What are your closing thoughts for Fund shareholders?

We observed market volatility throughout the reporting period as the United States and Europe experienced notable banking stresses while continuing to raise interest rates to combat persistently high inflation. This has contributed to slowing economic growth, which we believe will likely linger given tighter lending standards and higher capital costs. Heightened uncertainty and the probability of a recession are expected. However, provided the hot US job market can be cooled but not derailed and further banking dislocations can be contained, we do not believe that a recession is imminent. With inflation peaking, supply chains normalizing, a resilient consumer and a Federal Reserve close to ending rate hikes, a bullish case remains for equities—and convertible securities.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $25.4 billion, and we are optimistic about issuance prospects going forward. We believe the pace will accelerate once macro uncertainty subsides and as companies increasingly recognize the benefits of issuing lower-coupon convertibles rather than traditional bonds in an environment of higher interest rates. We expect this increase in issuance will provide a broader opportunity set in terms of both economic sectors and credit quality.

Should the equity market continue to rebound from 2022's lows, we believe convertibles remain poised to participate in an attractive portion of their equity market's upside. Should the market prove challenging, we believe convertibles are situated near their bond floor and would be expected to provide defensive attributes. In this respect, we think the current environment is attractive for active managers within the convertible market because we can position the portfolio to capture the upside while mitigating the downside.

SECTOR WEIGHTINGS

Information Technology	30.8%
Health Care	19.5
Consumer Discretionary	15.5
Communication Services	8.3
Utilities	6.4
Industrials	5.1
Financials	3.2
Energy	3.0
Materials	2.5
Consumer Staples	0.6
Real Estate	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Convertible Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (6/25/97) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/21/85
Without Sales Charge	0.83%	-7.24%	7.77%	7.20%
With Sales Charge	-1.46	-9.31	7.28	6.68
Class C Shares – Inception 7/5/96
Without Sales Charge	0.44	-7.93	6.98	6.40
With Sales Charge	-0.56	-8.85	6.98	6.40
Class I Shares – Inception 6/25/97	0.93	-7.00	8.06	7.47

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.10%, Class C shares is 1.85% and Class I shares is 0.85%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Global Convertible Fund (Unaudited)

OVERVIEW

The Fund invests in global convertible securities, striving to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Provides broadly diversified exposure to the global convertible bond universe.

◼  Leverages more than 40 years of research in convertible security investing.

◼  Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle.

◼  Blends global investment themes and fundamental research via active management.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating whether they impact a company's cash flow, risk profile and long-term returns.

PORTFOLIO FIT

The Fund's portfolio of convertible securities can participate in upside equity movements with potentially limited downside exposure, providing a means to manage risk in conjunction with an equity allocation. The Fund can also serve a role within a fixed-income allocation, as convertibles have performed well during periods of rising interest rates and inflation.

FUND NASDAQ SYMBOLS

A Shares	CAGCX
C Shares	CCGCX
I Shares	CXGCX

FUND CUSIP NUMBERS

A Shares	128120748
C Shares	128120730
I Shares	128120722

CALAMOS GLOBAL CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

Despite persistent inflation, geopolitical concerns, deposit risk in the banking sector and interest rate uncertainty, the convertible and equity markets posted positive returns during the semiannual period. The global convertible market, represented by the Refinitv Global Convertible Bond Index, advanced 6.75% and participated in more than half of the broader equity market's upside as represented by the MSCI World Index's 12.57% gain. The Calamos Global Convertible Fund returned 6.04% (Class I shares at net asset value), slightly trailing the convertible benchmark index.

What factors influenced performance during the reporting period?

Small and mid-cap growth issuers are well represented in the global convertible market, and the reporting period proved especially challenging for convertibles issued by these smaller companies. For some perspective, the underlying stocks of the Refinitiv Global Convertible Bond Index were down -27.43% on average and correlated with the return of the Russell Midcap Growth Index (-25.96%). Despite underperforming the MSCI World Index, convertibles displayed their ability to mitigate the downside and participated in only 63% of their underlying stocks' decline. As the equity market moved lower, convertibles moved closer to their bond floor and their downside resistance kicked in further. By the end of April, more than half of the global convertible market was priced below par.

Despite short-term interest rates rising during the reporting period, the Bloomberg US Aggregate Bond Index yield to maturity declined 65 basis points to 4.36%, and global high-yield corporate credit spreads narrowed 42 basis points to 517 basis points, according to Bloomberg. Declining interest rates and narrowing credit spreads supported the bond component of convertibles during the reporting period.

From an economic sector perspective, the Fund benefited the most from security selection in the communication services sector where holdings in the cable & satellite and interactive home entertainment industries provided outsized results. Favorable security selection in the information technology sector also added value as the portfolio's holdings in the semiconductors and semiconductor materials & equipment industries outperformed.

The areas that most detracted from performance included materials and consumer discretionary. Within materials, an underweight allocation and security selection, notably in the specialty chemicals and steel industries, held back relative results. In consumer discretionary, the relative return was hindered by security selection mainly within the automobile manufacturers and hotels, resorts & cruise lines industries.

From a geographic perspective, the Fund benefitted from its favorable selection in the United States and Emerging Asia. An underweight position and security selection in Europe, as well as disappointing names in Canada, held back the first-quarter result.

How is the Fund positioned?

So far in 2023, $25.4 billion in new global convertibles have come to market, including many attractively structured deals. This uptick in new issuance provided

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund (Unaudited)

the opportunity to marginally increase the Fund's risk level closer to that of the global convertible market. However, we remain cautious and are prepared for continued volatility.

From a sector standpoint, the information technology, consumer discretionary and health care sectors represent the largest allocations on an absolute basis, whereas the lightest exposures reside in materials, real estate and consumer staples. Relative to the Refinitiv Global Convertible Bond Index, the largest overweight positions are information technology, heath care and financials. Conversely, industrials, utilities and materials comprise the most significant relative underweights.

We have identified the most opportunities among US issuers, followed by companies in Europe. The US and Canada represent the largest regional overweights, whereas Europe is currently the most significant underweight. The underweight in Europe reflects a challenging bottom-up opportunity set and the concerning macro environment.

What are your closing thoughts for Fund shareholders?

We observed market volatility throughout the reporting period as the United States and Europe dealt with notable banking stresses while central banks continued to raise interest rates to combat persistently high inflation. This all contributed to slowing global economic growth, which we believe will likely linger, given tighter lending standards and higher capital costs. We expect that these challenges will also lead to greater uncertainty and bouts of volatility.

There has been a lot of conversation about tightening cycles, ultimately triggering financial accidents. The collapse of Long-Term Capital Management and Lehman Brothers immediately come to mind. Do the events surrounding Silicon Valley Bank and Credit Suisse signal the bottom of this cycle? It's hard to say, but these shocks may at least signal the start of a bottoming process. With signs of weakness in the real economy popping up, it's reasonable to think we are close to the end of the Fed's tightening cycle. Whether we are close to the start of the next Fed easing cycle may determine the path the market takes from here.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. We are optimistic about issuance prospects going forward, and we believe the pace will accelerate once macro uncertainty subsides and companies increasingly recognize the benefits of issuing lower-coupon convertibles rather than traditional bonds in an environment of higher interest rates. We expect this increase in issuance will bring about attractive opportunities in terms of a broad opportunity set that offers both economic sector and credit quality.

SECTOR WEIGHTINGS

Information Technology	30.7%
Consumer Discretionary	19.6
Health Care	14.3
Communication Services	10.2
Financials	9.2
Industrials	4.6
Energy	3.0
Utilities	2.7
Materials	1.8
Real Estate	1.8
Consumer Staples	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Convertible Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (12/31/14) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 12/31/2014
Without Sales Charge	5.85%	-5.76%	4.02%	4.53%
With Sales Charge	3.47	-7.90	3.54	3.92
Class C Shares – Inception 12/31/2014
Without Sales Charge	5.53	-6.44	3.25	3.77
With Sales Charge	4.53	-7.37	3.25	3.77
Class I Shares – Inception 12/31/2014	6.04	-5.48	4.28	4.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.28%, Class C shares is 2.03% and Class I shares is 1.03%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%, 1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown includes the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund (Unaudited)

CALAMOS TIMPANI SMALL CAP
GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Timpani Small Cap Growth Fund returned -6.57% (Class I shares at net asset value), lagging the Russell 2000 Growth Index return of -0.29%.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Fed and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the broad market, not surprisingly, did not react favorably falling -24% from late December 2021 through early October 2022. During the six-month reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes might be at hand. In early March, however, concerns about bank failures unnerved the market, with the negative effects even more pronounced among small-cap stocks. Regional banks make up a larger percentage of small-cap indices, and investors also showed a preference for larger companies should bank credit creation slow. For the semiannual period, the S&P 500 Index recovered with a gain of 8.63%, but small-cap stocks struggled with the Russell 2000 Index delivering a -3.46% loss for the six-month period.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest that US homeowners and corporations are less interest rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts, and the rapid increase in interest rates has found its way into the banking sector. Notable failures, such as Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more risks in the banking industry, which would likely lead to a slowdown in credit availability and overall economic growth. Supply chain concerns have improved, and energy prices have retreated, yet inflation is still higher than central bankers would prefer.

Within the small-cap market, growth stocks outpaced value stocks as investors turned to stocks that perhaps had been oversold and favored businesses that may be better able to provide growth in a slower-growth environment. In addition, the small-cap value market includes larger weights in regional banks, which have come under pressure from interest rate moves and lending margins. Within the Russell 2000 Growth Index, consumer staples (+11.4%), consumer discretionary (+5.2%), health care (+2.3%), industrials (+2.2%), communication services (+1.4%) and materials (+0.3%) led the market, whereas information technology

OVERVIEW

The Fund invests in the equity securities of small-capitalization companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small-cap companies.

PORTFOLIO FIT

Investing in small-cap companies is an important component of a diversified investment strategy. Smaller companies tend to experience greater growth and outperform larger companies.

FUND NASDAQ SYMBOLS

A Shares	CTASX
C Shares	CTCSX
I Shares	CTSIX
R6 Shares	CTSOX

FUND CUSIP NUMBERS

A Shares	128120417
C Shares	128120318
I Shares	128120391
R6 Shares	128120383

www.calamos.com

Calamos Timpani Small Cap Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Health Care	27.9%
Information Technology	21.8
Industrials	15.5
Consumer Discretionary	14.4
Consumer Staples	8.8
Financials	4.0
Communication Services	3.6
Energy	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

(-3.5%), real estate (+5.5%), utilities (+6.2%), financials (-7.4%) and energy (-15.1%) lagged behind the market.

The Fund's focus on businesses with strong and sustainable, yet underestimated growth was out of favor for the full semiannual period, though the approach came back into favor in the second half of the period ahead of the regional bank issues weighing on markets. For the reporting period, Fund performance was affected by security selection rather than sector allocations, which were marginally additive. Among sector allocations, an underweight in the beleaguered financials sector and an overweight in growth businesses within the consumer staples sectors supported relative performance. An underweight in industrials and an overweight in information technology were detractors to relative performance. At the individual selection level, Fund holdings in information technology and health care underperformed. Within information technology, holdings in application software and semiconductors lagged behind for the full period. In the health care sector, the Fund's holdings in the biotechnology and pharmaceuticals industrials detracted from performance, although names that were previously out of favor saw some interest from a valuation perspective. The Fund benefited from growth-oriented selection within the consumer staples sector, including holdings in personal care products and soft drinks. Fund holdings in the building products and aerospace & defense industries within the industrials sector also added value for the period.

How is the Fund positioned?

The Fund ended the period with notable overweights in health care, consumer staples and information technology. Over the semiannual period, the largest increase in relative weight occurred with consumer discretionary stocks, shifting the portfolio allocation from a notable underweight to a modest overweight. Conversely, the Fund held notable underweights in the energy, materials and the industrials sectors at the end of the period. Energy experienced the largest decrease in relative weight, beginning the period with a modest overweight and ending it with a notable underweight.

What are your closing thoughts for Fund shareholders?

The portfolio is tilted toward stocks with above-average growth and visible fundamental strength. Oddly enough, those were bad places to be in 2022 and early 2023. However, we believe the markets are on the verge of appreciating companies with fundamental momentum once again, and we began to see evidence of this change for the better in early February. Although some are worried about slower growth at the macro level, during economic slowdowns when growth is scarce, our growth-rich portfolios have often performed well.

Although the banking crisis will likely result in tighter lending standards, the upshot is that the Federal Reserve likely won't need to hike interest rates as much to achieve its goals. Ending the hikes could have a sustained positive impact on equity valuation multiples.

There's a lot of twisting and turning—but quietly, in the background, something important is happening: Correlations among stocks are trending lower and are back to near-average levels. Why is this important? When correlations are high, it means stocks are all moving together and are being driven largely by macro developments. Falling correlations mean the macro impact is lessening and that company-specific developments are driving more of the stock-price action. This can often be a favorable backdrop for savvy stock pickers who focus on company-specific fundamentals.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/23/11) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Timpani Small Cap Growth Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (3/23/11) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares (With Predecessor) – Inception 1/6/14^
Without Sales Charge	-6.72%	-10.03%	5.12%	6.26%
With Sales Charge	-11.14	-14.30	4.10	5.70
Class C Shares – Inception 6/28/21^
Without Sales Charge		-10.72		-24.48
With Sales Charge	-7.96	-11.61		-24.48
Class I Shares (With Predecessor) – Inception 3/23/11
Without Sales Charge	-6.57	-9.82	5.42	9.59
Class R6 Shares – Inception 6/1/19^	-6.48	-9.69		4.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.37%, Class C shares is 2.12%, Class I shares is 1.12% and Class R6 shares is 1.00%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses of Class A, Class C and Class I shares are limited to 1.30%, 2.05%, 1.05% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.05% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

Effective as of the close of business on May 31, 2019, the Fund acquired all of the assets, subject to the liabilities, of the Timpani Small Cap Growth Fund (the "Predecessor Fund") through a tax-free reorganization (the "Reorganization"). Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the performance shown in the average annual total return table above for periods prior to the commencement of the Fund's operations on June 1, 2019 is the

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund (Unaudited)

performance of the Predecessor Fund. The Fund has the same investment objective, strategy and portfolio manager as the Predecessor Fund. As a result, the performance of the Fund would have been substantially similar to that of the Predecessor Fund.

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2000 Growth Index is a composite of small-cap companies located in the US that also exhibit a growth probability.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Timpani SMID Growth Fund (Unaudited)

OVERVIEW

The Fund invests in the equity securities of small- and mid-capitalization (SMID) companies with high, sustainable growth potential, which may exceed market expectations.

KEY FEATURES

◼  Combines fundamental research with the analysis of market estimates to identify the underestimated growth differential between a company's business strength and market expectations of that strength.

◼  Pursues active management in a less-followed investment space.

◼  Analyzes secular trends to uncover exploitable investment opportunities specific to small- and mid-cap companies.

PORTFOLIO FIT

Investing in SMID companies is an important component of a diversified investment strategy. Small-to-midsize companies tend to experience greater growth and outperform larger companies, yet this greater potential also raises the potential for greater volatility—which is why we believe active management is crucial.

FUND NASDAQ SYMBOLS

A Shares	CTAGX
I Shares	CTIGX
R6 Shares	CTOGX

FUND CUSIP NUMBERS

A Shares	128120375
I Shares	128120367
R6 Shares	128120359

CALAMOS TIMPANI SMID GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Timpani SMID Growth Fund returned -3.81% (Class I shares at net asset value), lagging the Russell 2500 Growth Index return of 1.88%.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Federal Reserve (Fed) and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the broad market, not surprisingly, did not react favorably falling -24% from late December 2021 through early October 2022.

During the semiannual reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes may be at hand. In early March, however, concerns about bank failures unnerved the market with the negative effects even more pronounced among small-cap stocks. Regional banks make up a larger percentage of small-cap indices, and investors also showed a preference for larger companies should bank credit creation slow. For the semiannual period, the S&P 500 Index recovered with a gain of 8.63%, but small- to mid-cap stocks lagged with the Russell 2500 Index delivering a 1.88% gain for the six-month period.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest that US homeowners and corporations are less interest-rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts, and the rapid increase in interest rates has created problems in the banking sector. Notable failures, such as Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more risks in the banking industry, which would likely lead to a slowdown in credit availability and overall economic growth. Supply-chain concerns have improved, and energy prices have retreated, yet inflation is still higher than central bankers would prefer.

Within the small- to mid-cap market, growth outpaced value as investors turned to stocks that perhaps had been oversold and favored businesses that may be better able to provide growth in a slower-growth environment. In addition, the small-to-mid-cap value market includes larger weights in regional banks, which have come under pressure from interest rate moves and lending margins. Within the Russell 2500 Growth Index, consumer staples (+11.8%), consumer discretionary (+10.7%), communication services (+5.2%), materials (+5.1%), health care (+3.6%), real estate (+3.4%) and industrials (+3.1%) led the market, whereas information technology (-0.2%), utilities (-4.0%), financials (-5.8%) and energy (-19.9%) lagged behind the overall index return.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Fund (Unaudited)

The Fund's focus on businesses with strong and sustainable, yet underestimated growth was out of favor for the full semiannual period, though the approach came back into favor in the second half of the period ahead of the regional bank issues weighing on markets. For the reporting period, Fund performance was negatively influenced by security selection rather than sector allocations. Among sector allocations, an underweight in the beleaguered financials sector and an overweight in growth businesses within the consumer staples sectors supported relative performance.

An overweight in energy (at the start of 2023) and an overweight in information technology each detracted from relative performance. At the individual selection level, Fund holdings in information technology and health care underperformed. Within information technology, holdings in application software and communications equipment underperformed for the full period. In the health care sector, the Fund's holdings in biotechnology lost ground. The Fund benefited from growth-oriented selection within the consumer staples sector, notably among holdings in personal care products. Fund holdings in the building products and aerospace & defense industries within the industrials sector also added value for the period.

How is the Fund positioned?

The Fund ended the period with notable overweights in the consumer discretionary and consumer staples sectors. Over the semiannual period, the largest increase in relative weight occurred with consumer discretionary stocks, which shifted from an underweight to a significant overweight. Conversely, the Fund held notable underweights in the financials, materials and energy sectors at the end of the period. Energy experienced the largest decrease in relative weight, beginning the period with an overweight and ending it with a notable underweight.

What are your closing thoughts for Fund shareholders?

The portfolio is tilted toward stocks with above-average growth and visible fundamental strength. Oddly enough, those were bad places to be in 2022 and the early part of 2023. However, we believe the markets are on the verge of appreciating companies with fundamental momentum once again, and we began to see evidence of this change for the better in early February. Although some are worried about slower growth at the macro level, during economic slowdowns when growth is scarce, our growth-rich portfolios have often performed well.

Although the banking crisis will likely result in tighter lending standards, the upshot is that the Fed likely won't need to hike interest rates as much to achieve its goals. Ending the hikes could have a sustained positive impact on equity valuation multiples.

There's a lot of twisting and turning—but quietly, in the background, something important is happening: Correlations among stocks are trending lower and are back to near-average levels. Why is this important? When correlations are high, it means stocks are all moving together and are being driven largely by macro developments. Falling correlations mean the macro impact is lessening and that company-specific developments are driving more of the stock-price action. This can often be a favorable backdrop for savvy stock pickers who focus on company-specific fundamentals.

SECTOR WEIGHTINGS

Consumer Discretionary	22.9%
Industrials	21.4
Health Care	19.0
Information Technology	17.4
Consumer Staples	8.0
Communication Services	3.9
Financials	3.5
Energy	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Timpani SMID Growth Fund (Unaudited)

GROWTH OF $1,000,000: SINCE INCEPTION (7/31/19) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 7/31/19
Without Sales Charge	-4.04%	-8.55%	2.49%
With Sales Charge	-8.64	-12.89	1.16
Class I Shares – Inception 7/31/19
Without Sales Charge	-3.81	-8.29	2.77
Class R6 Shares – Inception 7/31/19	-3.81	-8.29	2.77

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.93%, Class I shares is 1.65% and Class R6 shares is 1.63%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.35% and 1.10% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate subtransfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares.

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund (Unaudited)

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Growth Fund returned 9.69% (Class I shares at net asset value), outperforming the S&P 1500 Growth Index return of 7.44%.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Federal Reserve (Fed) and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the market, not surprisingly, did not react favorably falling -24% (as measured by the S&P 500 Index) from late December 2021 through early October 2022. During this six-month reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes might be at hand. The S&P 500 Index recovered with a gain of 8.63%, yet the broad market has been somewhat range bound as investors grapple with conflicting evidence.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest US homeowners and corporations are less interest rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts, and the rapid increase in interest rates has found its way into the banking sector. Notable failures, such as Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more risks in the banking industry, which would likely lead to a slowdown in credit availability and overall economic growth. Supply-chain concerns have improved, and energy prices have retreated, yet inflation is still higher than central bankers would prefer.

Over the semiannual period, the market showed a strong preference for large-cap stocks over small-cap stocks, as represented by the Russell 1000 Index's 7.24% return, which handily outpaced the Russell 2000 Index's -3.46% decrease. Growth stocks lagged value stocks within the S&P 1500 Index for the semiannual period (S&P 1500 Growth Index 7.44% versus S&P 1500 Value Index 8.30%), although more recently growth stocks have returned to favor as investors turned toward stocks that perhaps had been oversold and favored businesses that may be better able to provide growth in a slower-growth environment. Within the S&P 1500 Growth Index, information technology (+19.9%) and communication services (+17.6%) led the market, while materials (+6.4%), industrials (+5.1%), consumer staples (+4.1%), real estate (+2.3%), health care (-0.8%), financials (-1.0%), consumer discretionary (-2.5%), energy (-8.7%) and utilities (-8.9%) lagged the index.

OVERVIEW

A broad, flexible strategy enables the Fund to invest in the equities of US companies across all market capitalizations and sectors in order to attain the best potential for long-term capital growth.

KEY FEATURES

◼  Seeks to provide attractive returns through an emphasis on higher-growth US companies spanning the full range of market capitalizations and sectors. Draws on more than three decades of experience in growth investing.

◼  The portfolio reflects top-down, secular thematic views along with high-conviction, fundamentally researched stocks of companies with advantaged business models, high returns on capital, solid free-cash-flow generation, and stewardship-minded management.

◼  Combines secular and cyclical growth to help manage the dynamics of the economy.

PORTFOLIO FIT

May be an attractive option for investors seeking higher growth and diversification that spans all caps of US companies across sectors and industries.

FUND NASDAQ SYMBOLS

A Shares	CVGRX
C Shares	CVGCX
I Shares	CGRIX

FUND CUSIP NUMBERS

A Shares	128119302
C Shares	128119856
I Shares	128119807

www.calamos.com

Calamos Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	40.0%
Consumer Discretionary	15.8
Health Care	12.2
Communication Services	9.6
Industrials	8.4
Financials	4.0
Consumer Staples	3.5
Materials	3.2
Energy	1.3
Other	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

The Fund's focus on companies with solid balance sheets and strong cash flows contributed to performance over the period as investors sought companies with better balance sheets and potentially less dependence on the banking industry. In addition to individual stock selection, the Fund benefitted from sector positioning, where the Fund's allocations added value in 9 of the 11 sectors. From a sector perspective, the Fund's strong selection among consumer discretionary names added significant value as did overall sector weight. Holdings in footwear and internet & direct marketing retail were among the greatest contributors to performance. The Fund also realized significant benefits from an underweight and superior selection within the health care sector. The Fund reduced its health care holdings over the period and saw the most benefit by navigating the pharmaceuticals and biotechnology industries. Conversely, investments within the financials sector were a drag on relative performance for the semiannual period. While the regional banking industry added value, holdings among investment banking & brokerage firms as well as diversified banks detracted from relative performance. Holdings in industrials, notably airlines, were also modestly detrimental to performance.

How is the Fund positioned?

The Fund continues to focus on higher-quality businesses with better balance sheets during these uncertain macroeconomic conditions. Over the semiannual period, the biggest change in positioning was a reduction in health care relative to the S&P 1500 Growth Index with the Fund moving from a slight overweight at the beginning of the semiannual period to a relatively significant underweight by the end of the period. The energy sector is another significant underweight for the Fund after holdings were reduced over the period. The Fund's more significant overweights reside in the consumer discretionary and information technology sectors where we believe secular growth opportunities are attractive.

What closing thoughts do you have for Fund shareholders?

While the macro picture is far from clear, as investors turn their attention back to corporate fundamentals, we believe companies with solid balance sheets and strong cash flows can benefit from the tighter financial conditions that pressure their weaker peers. Attractive growth opportunities can be found in many places, and we believe the trend toward services will continue and the travel and leisure industries will benefit as a result. We believe the current rate environment, coupled with moderating inflation and reasonable global growth, provides a solid backdrop for secular growth companies.

Looking ahead, a major focal point will be whether the recent developments in the banking sector will precipitate a further tightening in lending standards as banks take a more conservative approach with their balance sheets. We believe any such action would weigh negatively on business and consumer spending and raise the prospects for an economic slowdown in the second half of the year.

In any event, it is clear the Fed is largely done with its rate-hiking cycle, and we believe it has the necessary tools to fight any future bank runs should they arise. In our opinion, inflation should fall through the summer months, and a debt ceiling impasse, while headline grabbing, should not prove to be a long-term negative for the markets.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/4/90
Without Sales Charge	9.53%	-2.37%	8.38%	10.45%
With Sales Charge	4.32	-7.01	7.33	9.91
Class C Shares – Inception 9/3/96
Without Sales Charge	9.16	-3.06	7.58	9.63
With Sales Charge	8.16	-4.03	7.58	9.63
Class I Shares – Inception 9/18/97	9.69	-2.14	8.65	10.73

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

Performance results do not include adjustments made for financial reporting purposes in accordance with US generally accepted accounting principles and may differ from amounts reported in the financial highlights.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.30%, Class C shares is 2.05% and Class I shares is 1.05%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 1500 Growth Index consists of the growth segment of the securities found in the S&P 1500 Index. The S&P 1500 Growth Index consists of the value segment of securities found in the S&P 1500 Index. The S&P 1500 combines the S&P 500, S&P MidCap 400 and the S&P SmallCap 600.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 3000 Index tracks the performance of the 3,000 larges U.S. traded stocks by market capitalization. The Russell 1000 Index makes up the largest 1,000 stocks in the Russell 3000 Index. The Russell 2000 Index makes up the smallest 2,000 stocks in the Russell 3000 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund (Unaudited)

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six-month period ended April 30, 2023 ("semiannual period"), Calamos Growth and Income Fund posted a 6.62% return (Class I Shares at net asset value) versus a return of 8.63% for the S&P 500 Index and 0.44% return for the ICE BofA All US Convertibles ex Mandatory Index. We manage this Fund with the goal of achieving the Fund's objective through upside equity participation and potential downside risk mitigation over full market cycles. Since its Class I shares inception on September 18, 1997, the Fund has returned 9.46% on an annualized basis versus a 7.95% gain for the S&P 500 Index and 7.89% return for the ICE BofA All US Convertibles ex Mandatory Index.

Please discuss the Fund's lower-volatility characteristics.

We believe the Fund's historical lower-volatility characteristics are a byproduct of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund's historic volatility compared to the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, whereas a fund with a beta of 2.0 would be twice as volatile as the market. Since its inception, the Fund has had a beta of 0.76 (Class I shares) compared to the S&P 500 Index. The Fund, therefore, outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity market. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Fed and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the market, not surprisingly, did not react favorably falling -24% from late December 2021 through early October 2022. During this six-month reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes might be at hand. The S&P 500 Index recovered with a gain of 8.63%, yet the broad market has been somewhat range bound as investors grapple with conflicting evidence.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest that US homeowners and corporations are less interest-rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts and the rapid increase in interest rates has found its way into the banking sector. Notable failures, including Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more banking industry risks that would likely lead to a slowdown in credit availability and overall economic growth. Supply-chain headaches have subsided,

OVERVIEW

The Fund invests primarily in US equities, convertibles, fixed income securities and options, endeavoring to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Leverages more than four decades of research experience combining equities and convertible holdings to provide equity-like participation.

◼  Provides a core holding option that aims to maintain a consistent risk posture throughout the market cycle.

◼  Research-driven approach identifies opportunities by combining top-down analysis with a focus on key growth characteristics.

PORTFOLIO FIT

The Fund can provide a long-term core equity allocation, which exhibits potentially lower volatility and delivers attractive income.

FUND NASDAQ SYMBOLS

A Shares	CVTRX
C Shares	CVTCX
I Shares	CGIIX
R6 Shares	CGIOX

FUND CUSIP NUMBERS

A Shares	128119104
C Shares	128119831
I Shares	128119872
R6 Shares	128120326

www.calamos.com

Calamos Growth and Income Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	26.1%
Health Care	12.7
Consumer Discretionary	10.2
Communication Services	9.1
Financials	7.8
Industrials	6.6
Consumer Staples	6.5
Energy	4.6
Utilities	3.7
Materials	2.8
Real Estate	1.3
Other	0.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

and energy prices have retreated, yet inflation is still higher than central bankers would like to see.

The market showed a strong preference for large-cap stocks over small-cap stocks, as represented by the Russell 1000 Index's 7.24% return for the period, which handily outpaced the Russell 2000 Index's -3.46% return. Across the market-cap spectrum, growth stocks outpaced value stocks as investors turned to stocks that perhaps had been oversold and favored businesses that might be better able to provide growth in an overall slower-growth environment. Within the S&P 500 Index, communication services (+23.2%), information technology (+18.7%) and materials (+9.9%) led the market, whereas consumer staples (+8.1%), industrials (+6.9%), utilities (+4.9%), real estate (+4.8%), consumer discretionary (+3.0%), health care (+1.4%), financials (-1.0%) and energy (-3.4%) lagged behind the market.

For the six-month period, the Fund lagged behind the all-equity index largely because of issue selection during an uncharacteristically difficult period for convertible bonds relative to the broad equity market. The S&P 500 Index was dominated by the largest of large-cap names for the period, with the top-six names accounting for approximately half of the return. Convertible securities, which the Fund has historically utilized to help reduce outright equity risk, struggled because the underlying equities of convertible issuers were out of favor for the period. Investors simply showed a strong preference for large-cap stocks.

We consider our investments in convertibles along with our selection in common stocks as our means for adjusting the risk-reward potential for the portfolio as a whole. Our stocks outperformed those of the index because we favorably held a bias toward the large-cap and growth-oriented names. Nevertheless, the Fund's holdings en masse lagged behind the all-equity benchmark. Sector allocations had a broadly neutral impact on relative performance for the period. The Fund's beneficial underweight in the struggling financials sector was essentially offset by an underweight in the recovering information technology sector. Security selection trailed that of the all-equity benchmark. Specifically, Fund holdings in communication services trailed those of the index because that sector was the top performer in the index for the period, and convertible holdings fell behind. Selection in the industrials sector also detracted from performance because the Fund's names in industrial machinery & supplies & components as well as conglomerates trailed the index names. Conversely, selection in consumer discretionary, namely in automobile manufacturers as well as casinos & gaming, was additive to relative performance for the period.

How is the Fund positioned?

From an asset class perspective, our positioning continues to favor equities over fixed income, with convertible securities being the most favored fixed-income security. Traditional fixed income continues to face pressure in a rising interest rate environment. Overall, we are emphasizing companies with higher-quality characteristics, such as balance sheet strength, earnings quality and stable cash flow generation, among other factors. Thematically, we are seeking companies positioned to benefit from a goods-to-services transition, where demand is improving not decelerating. Our positioning will likely become more positive and constructive once the investment markets stabilize out of this period of rebasing expectations.

Previously, we had outlined the case for modestly increasing the risk posture in the Fund by focusing on select areas of the economy that we believe should show improving economic growth in 2023 and 2024 and on companies that can improve capital returns during that time. Our premise to selectively add risk was

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund (Unaudited)

based on several factors, including our conviction in the long-term US economic growth trajectory, positive policy changes, and improvement in certain parts of the economy. The events of Q1 2023 (i.e., banking issues, a slowing of central bank rate increases, continued moderate slowing of inflation and economic growth, and corporate cost-cutting measures) have in the aggregate supported our current risk profile but have also honed our risk-taking focus on select growth and return improvement areas. Finally, we combine our risk profile with a focus on security valuation to target an appropriate return for the risk in this volatile environment.

We believe the best positioning for this environment begins with a higher-quality portfolio to provide a defensive posture while assuming additional risk in specific areas that we believe have real growth tailwinds, in companies with improving returns on capital in 2023 and 2024, and in equities and convertible structures with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that offer exposure to new products and geographic growth opportunities, specific infrastructure spending areas and policy change areas (including companies with exposure to China), and the normalization of supply chains and parts of the service economy. We are still favoring higher-credit-quality companies with improving free cash flow. We are selectively using options to gain differentiated exposure to higher-risk areas. From an asset class perspective, cash and short-term Treasuries remain useful tools to lower volatility in a multi-asset-class portfolio, given their yields.

What are your closing thoughts for Fund shareholders?

We remain confident that the positive long-term growth trajectory of the US economy and the cash flow generation capabilities of US companies are intact. The ability of management teams to identify emerging short- and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at fair value or below fair value for a majority of US companies.

Policy changes are often a catalyst for economic improvement, although that improvement may require time to appear. Positive policy changes that occur toward the end of an economic slowdown have historically caused equity markets to rally even when the economy continues to deteriorate. We believe several recent policy changes will be catalysts for future growth in certain parts of the economy. These policies include recently passed US legislation, such as the Infrastructure Investment and Jobs Act, the Inflation Reduction Act, and the CHIPS and Science Act; increased US fiscal discipline from a divided government should also help. In addition, there is the potential for additional bank regulation and FDIC insurance limit changes, which could improve the stability of the banking industry while increasing compliance costs. Global policy shifts also are having an impact, most notably, China's decision to lift Covid-19 restrictions and reopen its economy as well as the slowing of global central bank interest rate increases. Although these policies will take time to have a direct and positive impact, we believe equities will reflect these positives in the short term.

Finally, we continue to identify a divergence in growth in different parts of the economy and corporate returns on capital. Some parts of the economy have been slowing for quarters and may be nearing their individual cyclic bottoms, whereas other parts of the economy are still showing improvement from pre-Covid-19 levels. Many companies are focused on improving their returns on capital through

www.calamos.com

Calamos Growth and Income Fund (Unaudited)

improved efficiencies, normalized supply chains, clarity on the interest rate environment, and an improved currency environment in the case of multinationals. The pace of corporate cost-cutting and restructuring has increased over the past several months across several areas, providing more opportunities to identify companies with improving returns on capital. The dispersion of cost-cutting measures over time should also provide some cushion to overall economic growth. Over the short- and intermediate-terms, we believe improved real returns on capital should drive higher equity prices.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	6.52%	0.43%	9.35%	9.22%
With Sales Charge	1.46	-4.33	8.29	8.69
Class C Shares – Inception 8/5/96
Without Sales Charge	6.14	-0.33	8.54	8.40
With Sales Charge	5.14	-1.29	8.54	8.40
Class I Shares – Inception 9/18/97	6.62	0.67	9.62	9.49
Class R6 Shares – Inception 6/23/20^	6.67	0.76		9.44

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.05%, Class C shares is 1.80%, Class I shares is 0.80% and Class R6 shares is 0.73%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles EX Mandatory Index represents the US convertibles securities market excluding mandatory convertibles.

The Russell 3000 Index tracks the performance of the 3,000 larges U.S. traded stocks by market capitalization. The Russell 1000 Index makes up the largest 1,000 stocks in the Russell 3000 Index. The Russell 2000 Index makes up the smallest 2,000 stocks in the Russell 3000 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Dividend Growth Fund (Unaudited)

OVERVIEW

The Fund invests in companies that we believe have the ability to increase dividends over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

◼  Employs bottom-up stock picking and a benchmark-agnostic approach.

◼  Focuses on good businesses with solid cash flows and value prices.

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS

A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX

FUND CUSIP NUMBERS

A Shares	128120839
C Shares	128120821
I Shares	128120813

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Dividend Growth Fund returned 8.35% (Class I shares at net asset value), largely in line with the S&P 500 Index return of 8.63%.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Fed and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the market, not surprisingly, did not react favorably falling -24% from late December 2021 through early October 2022. During this six-month reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes may be at hand. The S&P 500 Index recovered with a gain of 8.63%, yet the broad market has been somewhat range bound for the past five months as investors grappled with conflicting evidence.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest US homeowners and corporations are less interest rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts, and the rapid increase in interest rates has found its way into the banking sector. Notable failures, such as Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more risks in the banking industry, which would likely lead to a slowdown in credit availability and overall economic growth. Supply chain concerns have improved, and energy prices have retreated, yet inflation is still higher than central bankers would prefer.

Over the semiannual period, the market showed a strong preference for large-cap stocks over small-cap stocks, as represented by the Russell 1000 Index's 7.24% return, which handily outpaced the Russell 2000 Index's -3.46% return. Across the Russell Investments' market-cap spectrum, growth stocks outpaced value stocks as investors turned to stocks that perhaps had been oversold and favored businesses that may be better able to provide growth in a slower-growth environment. Within the S&P 500 Index, communication services (+23.2%), information technology (+18.7%) and materials (+9.9%), led the market, while consumer staples (+8.1%), industrials (+6.9%), utilities (+4.9%), real estate (+4.8%), consumer discretionary (+3.0%), health care (+1.4%), financials (-1.0%) and energy (-3.4%) lagged the market.

The Fund's focus on higher-quality businesses with higher cash flows contributed to performance over the period as investors sought companies with stronger balance sheets and potentially less dependence on the banking industry. From a sector perspective, the Fund's modest overweight in the energy sector was a slight drag on relative performance given that energy prices retreated during the period.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund (Unaudited)

Fortunately, issue selection within the sector was beneficial as the Fund's holdings in oil & gas refining were notably strong. Fund holdings among consumer discretionary stocks also boosted relative performance for the period thanks to gains in automobile manufacturers and the casinos & gaming industry. Individual security selection within industrials was a net drag on relative performance with industrial conglomerates and passenger airlines underperforming. Additionally, as the benchmark's top-six holdings provided half of the benchmark's returns for the period, the Fund's return benefited from these big-cap names.

How is the Fund positioned?

The events of early 2023 (banking issues, a slowing of central bank rate increases, a moderate slowing of inflation and economic growth, and corporate cost-cutting measures) have in aggregate supported our current positioning.

The Fund remains broadly diversified by sectors, favoring investments in dividend-paying equities and strong cash-flow-generating businesses. Allocations to financials rose slightly during the period through a combination of stronger relative performance and the addition of holdings in payment processing while reducing names in banking. By contrast, allocations to health care decreased over the period with reductions to names within pharmaceuticals and managed care.

What are your closing thoughts for Fund shareholders?

We remain confident that the positive long-term growth trajectory of the US economy and the cash flow generation capabilities of US companies are intact. The ability of management teams to identify emerging short- and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at fair value or below fair value for a majority of US companies.

Policy changes are often a catalyst for economic improvement, although that improvement may require time to appear. Positive policy changes that occur toward the end of an economic slowdown have historically caused equity markets to rally even when the economy continues to deteriorate during that time. We believe several recent policy changes will be catalysts for future growth in certain parts of the economy. These policies include recently passed US legislation, such as the Infrastructure Investment and Jobs Act, the Inflation Reduction Act, and the CHIPS and Science Act; and increased US fiscal discipline from a divided government should also help. In addition, there is the potential for additional bank regulation and FDIC insurance limit changes that could improve the stability of the banking industry while increasing compliance costs. Global policy shifts also are having an impact, most notably, China's decision to lift Covid-19 restrictions and reopen its economy, and the slowing of global central bank interest rate increases. Although these policies will take time to have a direct and positive impact, we believe equities will reflect these positives in the short term.

Finally, we continue to identify a divergence in growth in different parts of the economy and in corporate returns on capital. Some parts of the economy have been slowing for quarters and may be nearing their individual cyclic bottoms, whereas other parts of the economy are still showing improvement from pre-Covid-19 levels. Many companies are focused on improving their returns on capital through improved efficiencies, normalized supply chains, clarity on the interest rate environment, and in the case of multinationals, an improved currency environment. The pace of corporate cost-cutting and restructuring has increased over the past several months across several areas, providing more opportunities

SECTOR WEIGHTINGS

Information Technology	29.1%
Health Care	13.6
Consumer Discretionary	11.3
Financials	9.3
Consumer Staples	7.8
Communication Services	7.6
Industrials	6.3
Energy	5.3
Utilities	3.1
Materials	2.8
Other	0.9
Real Estate	0.7

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Dividend Growth Fund (Unaudited)

to identify companies with improving returns on capital. The dispersion of cost-cutting measures over time should also provide some cushion to overall economic growth. Over the short- and intermediate-term, we believe improved real returns on capital should drive higher equity prices.

GROWTH OF $1,000,000: SINCE INCEPTION (8/05/13) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	8.31%	2.28%	10.70%	9.29%
With Sales Charge	3.15	-2.59	9.63	8.74
Class C Shares – Inception 8/5/2013
Without Sales Charge	7.90	1.46	9.85	8.47
With Sales Charge	6.90	0.46	9.85	8.47
Class I Shares – Inception 8/5/2013	8.35	2.48	10.95	9.55

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 2.03%, Class C shares is 2.78% and Class I shares is 1.78%. The Fund's Investment Adviser has contractually agreed to reimburse Fund expenses through 3/1/23 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) of Class A, Class C and Class I shares are limited to 1.35%, 2.10%,1.10% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 4.75% for Class A shares. Returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 3000 Index tracks the performance of the 3,000 larges U.S. traded stocks by market capitalization. The Russell 1000 Index makes up the largest 1,000 stocks in the Russell 3000 Index. The Russell 2000 Index makes up the smallest 2,000 stocks in the Russell 3000 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund (Unaudited)

CALAMOS SELECT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Select Fund returned 6.91% (Class I shares at net asset value), lagging the S&P 500 Index return of 8.63%.

What factors influenced performance during the reporting period?

The period was greatly influenced by macroeconomic factors as the Fed and central bankers around the world were in the midst of raising interest rates in an effort to tackle inflation. Prior to the beginning of the semiannual period, the US equity market, as measured by the S&P 500 Index, had made a near-term bottom in October 2022 after the market had absorbed 300 basis points of interest rate increases in the fed funds rate. Those increases were made in historically short order (approximately six months), and the market, not surprisingly, did not react favorably falling -24% from late December 2021 through early October 2022. During this six-month reporting period, the Fed continued its mission to tame inflation and raised rates another 175 basis points, but equity investors came to believe that the end of rate hikes might be at hand. The S&P 500 Index recovered with a gain of 8.63%, yet the broad market has been somewhat range bound as investors grapple with conflicting evidence.

On the one hand, employment is quite strong, and wage gains have helped households as inflation drops from historically high levels. Corporate earnings have retreated, but earnings data have beaten market expectations over the past few quarters. Although the cost of capital has increased, data suggest US homeowners and corporations are less interest rate sensitive today than in years past. On the other hand, although job openings are still relatively plentiful, select industries and businesses have announced job cuts, and the rapid increase in interest rates has found its way into the banking sector. Notable failures, including Silicon Valley Bank in the US and Credit Suisse overseas, raised concerns that there could be more risks in the banking industry, which would likely lead to a slowdown in credit availability and overall economic growth. Supply chain concerns have improved, and energy prices have retreated, yet inflation is still higher than central bankers would prefer.

Over the semiannual period, the market showed a strong preference for large-cap stocks over small-cap stocks as represented by the Russell 1000 Index's 7.24% return, which handily outpaced the Russell 2000 Index's -3.46% decrease. Growth stocks lagged value stocks within the S&P 500 for the semiannual period (S&P 500 Growth Index 7.26% versus S&P 500 Value Index 9.05%), although more recently growth stocks have returned to favor as investors turned toward stocks that perhaps had been oversold and favored businesses that may be better able to provide growth in a slower-growth environment. Within the S&P 500 Index, communication services (+23.2%), information technology (+18.7%) and materials (+9.9%), led the market, while consumer staples (+8.1%), industrials (+6.9%), utilities (+4.9%), real estate (+4.8%), consumer discretionary (+3.0%), health care (+1.4%), financials (-1.0%) and energy (-3.4%) lagged the market.

The Fund's focus on companies with solid balance sheets and strong cash flows contributed to performance over the period as investors sought companies with

OVERVIEW

The Fund primarily invests in a concentrated portfolio of large-cap US equities with broad representation across sectors and industries. In addition, the Fund can invest across investment styles in the US equity market.

KEY FEATURES

◼  Security selection is based mainly on Calamos analysts' highest conviction ideas. We leverage the collective expertise of the firm's research analysts, who average 15+ years of experience in their areas of expertise.

◼  The investment process is driven by rigorous fundamental and sector-specific research. The goal is to maximize exposure to opportunities the team believes are compelling.

◼  Quantitative tools help minimize systematic risks across both sectors and factors. We use quantitative tools to minimize unintended bets and maximize the impact of security selection.

PORTFOLIO FIT

Because the Fund pairs a high-conviction approach with a broad investment universe, we believe it is an attractive choice for investors seeking a long-term core equity allocation to US stocks.

FUND NASDAQ SYMBOLS

A Shares	CVAAX
C Shares	CVACX
I Shares	CVAIX

FUND CUSIP NUMBERS

A Shares	128119666
C Shares	128119641
I Shares	128119633

www.calamos.com

Calamos Select Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	26.3%
Health Care	14.4
Consumer Staples	11.1
Consumer Discretionary	10.8
Industrials	9.2
Financials	8.8
Communication Services	7.9
Energy	3.0
Materials	2.8
Utilities	2.7
Real Estate	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

better balance sheets and potentially less dependence on the banking industry, but an underweight in information technology and not owing Meta Platforms caused the Fund to lag the S&P 500 Index for the period. The Fund began the semiannual period with a significant underweight in information technology given that the market had shown little interest in owning higher-multiple, high-future growth businesses in a rising-interest-rate environment. As the semiannual period evolved, the Fund did reduce that underweight position, but the relative effect of that weight detracted from relative performance. As mentioned, the most significant detractor during the period was the absence of Meta Platforms within the communication services sector. Meta Platforms saw a 157% gain during the period and accounted for approximately 12% of the index's gain. The Fund held Alphabet, the largest name within the communication services sector. Alphabet had a 14% return for the period, outperforming the broad market. Although the Fund's underweight in information technology detracted from relative performance, individual security selection outperformed and was a strong contributor to relative performance.

How is the Fund positioned?

The Fund continues to focus on higher-quality businesses with better balance sheets during these uncertain macro conditions. Over the semiannual period, the biggest change in positioning was to increase the information technology sector allocation to a slight underweight relative to the S&P 500 Index. At period end, the largest overweight was in the consumer staples sector where we believe opportunities exist among steady growth businesses with strong balance sheets.

What are your closing thoughts for Fund shareholders?

While the macro picture is far from clear, as investors turn their attention back to corporate fundamentals, we believe companies with solid balance sheets and strong cash flows can benefit from the tighter financial conditions that pressure their weaker peers. Attractive growth opportunities can be found in many places, and we believe the trend toward services will continue and that the travel and leisure industries will benefit as a result. We believe the current rate environment, coupled with moderating inflation and reasonable global growth, provides a solid backdrop for secular growth companies.

Looking ahead, a major focal point will be whether the recent developments in the banking sector precipitate a further tightening in lending standards as banks take a more conservative approach with their balance sheets. Any such action would weigh negatively on business and consumer spending and raise the prospect of an economic slowdown in the second half of the year.

In any event, it is clear the Fed is largely done with its rate hiking cycle, and we believe it has the necessary tools to fight any future bank runs should they arise. Inflation should fall through the summer months, and a debt ceiling impasse, while headline grabbing, should not prove to be a long-term negative for the markets.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Select Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 1/2/02
Without Sales Charge	6.72%	1.72%	8.69%	8.48%
With Sales Charge	1.66	-3.12	7.63	7.96
Class C Shares – Inception 1/2/02
Without Sales Charge	6.36	0.96	7.89	7.68
With Sales Charge	5.36	-0.02	7.89	7.68
Class I Shares – Inception 3/1/02	6.91	2.01	8.96	8.76

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.57%, Class C shares is 2.33% and Class I shares is 1.32%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.15%, 1.90%, and 0.90% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 3000 Index tracks the performance of the 3,000 larges U.S. traded stocks by market capitalization. The Russell 1000 Index makes up the largest 1,000 stocks in the Russell 3000 Index. The Russell 2000 Index makes up the smallest 2,000 stocks in the Russell 3000 Index.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund (Unaudited)

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos International Growth Fund returned 16.46% (Class I shares at net asset value) compared with a 25.76% return for the MSCI EAFE Growth Index and a 20.96% return for the MSCI ACWI ex USA Index over the period.

We believe the Fund's compelling medium- and long-term performance demonstrates its ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on March 17, 2005, the Fund has returned 6.84% on an annualized basis (Class I shares at net asset value) compared with a 6.08% return for the MSCI EAFE Growth Index and a 5.30% return for the MSCI ACWI ex USA Index.

What factors influenced performance during the reporting period?

International stocks experienced significant volatility and rotation but ultimately generated strong returns over the semiannual period. Investors navigated multiple environments characterized by tighter monetary policy and volatility in the global banking sector, but also encouraging signs of moderating inflation and resilient corporate earnings.

The Fund trailed the index over the semiannual period because of relative security selection. The Fund's holdings in foreign stocks with secular and cyclical growth characteristics trailed the defensive and income-oriented securities that were rewarded by international markets over the period.

Positive Influences on Performance

Health Care. The Fund benefitted from security selection and an average underweight position in health care where holdings in the pharmaceuticals and the life sciences tools & services industries added to relative returns.

Real Estate. A lack of exposure to real estate elevated performance.

Negative Influences on Performance

Industrials. Over the period, security selection and an average underweight position within the industrials sector weakened return. In particular, positions in the aerospace & defense industry and the industrial machinery & supplies & components industry lost ground relative to their index peers.

Information Technology. Security selection and an average overweight allocation within the systems software and application software industries of the information technology sector lagged behind their industry groups in the index.

Geographic Performance

A lack of exposure to EMEA, notably our absence from Israel, added value to the portfolio's return.

Conversely, security selection and an average underweight stance in Europe proved to be detrimental to the Fund's return. In particular, underweight positions in the United Kingdom and France detracted from performance.

OVERVIEW

The Fund offers a dynamic approach to accessing international growth opportunities. We apply our active investment approach to build a portfolio of companies with superior growth and quality attributes across developed and emerging market.

KEY FEATURES

◼  Identifies companies with compelling growth, competitive advantages and financial strength.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

◼  Investment universe spans geographies and market caps, providing a wide breadth of opportunities.

◼  Takes environmental, social and governance (ESG) factors into account, evaluating the effects on a company's risk profile, cash flow and long-term returns.

PORTFOLIO FIT

As an active, true growth offering with a differentiated return profile, the Fund can potentially help investors optimize capital appreciation within their international allocation.

FUND NASDAQ SYMBOLS

A Shares	CIGRX
C Shares	CIGCX
I Shares	CIGIX
R6 Shares	CIGOX

FUND CUSIP NUMBERS

A Shares	128119575
C Shares	128119559
I Shares	128119542
R6 Shares	128120425

www.calamos.com

Calamos International Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Consumer Discretionary	27.8%
Industrials	18.8
Information Technology	18.8
Health Care	10.7
Financials	7.0
Consumer Staples	5.2
Materials	4.2
Energy	4.1
Communication Services	2.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities, actively integrating them into the investment decision-making process.

◼  We positioned the Fund with a combination of secular growth, cyclicals, higher-quality defensives, select reopening opportunities and commodities exposure.

◼  Consumer discretionary, industrials, technology and health care are the largest sector weights. Key industry positions include apparel & luxury goods, pharmaceuticals, semiconductors and equipment, internet retail, aerospace & defense, and construction.

◼  We believe the Fund's holdings within energy and materials are positioned to benefit from favorable supply-and-demand dynamics and attractive capital efficiency.

◼  We maintain an underweight stance in certain defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  In Europe, we own a blend of secular growth, defensives and select commodities. We continue to evaluate the outlook across Europe given the ongoing war in Ukraine and tighter monetary conditions, although we believe the region's economic links to China stand to benefit from its sustained reopening.

◼  We hold a range of holdings across emerging markets. Our positioning reflects our sanguine views on China's reopening, the US dollar and relative equity valuations. Specifically, we own positions within semiconductors, interactive media and higher-quality financials.

◼  In Japan, we favor a balance of exposures across secular growth, cyclicals and reopening beneficiaries that offer earnings growth catalysts and attractive business models.

What are your closing thoughts for Fund shareholders?

International stocks continue to reflect a set of complex crosscurrents. Therefore, we are analyzing many of these forces, including economic activity, evolving policy actions and the resilience of corporate earnings. Considering tighter global monetary policy and mixed inflation dynamics, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue to seek ways to capitalize on volatility, including opportunities at the thematic, regional and market-cap levels.

In terms of Fund positioning, we are emphasizing companies with relative earnings momentum, pricing power, free cash flow and attractive valuations. From a sector perspective, we see opportunities in consumer discretionary, technology, industrials and health care with compelling fundamentals. We believe that our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in international markets.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/16/05) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos International Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	16.27%	-5.08%	3.83%	5.16%
With Sales Charge	10.74	-9.58	2.82	4.65
Class C Shares – Inception 3/16/05
Without Sales Charge	15.86	-5.82	3.05	4.38
With Sales Charge	14.86	-6.76	3.05	4.38
Class I Shares – Inception 3/16/05	16.46	-4.82	4.08	5.42
Class R6 Shares – Inception 9/17/18^	16.52	-4.72	—	5.51

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.64%, Class C shares is 2.39%, Class I shares is 1.39% and Class R6 shares is 1.28%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.20%, 1.95%, and 0.95% of average net assets, respectively. The Fund's investment adviser has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 0.95% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the US and Canada).

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund (Unaudited)

The MSCI ACWI ex USA Index represents the performance of large- and mid-cap stocks across developed and emerging markets excluding the United States. The MSCI ACWI ex USA Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Evolving World Growth Fund   (Unaudited)

OVERVIEW

The Fund offers an active, risk-managed strategy to access growth opportunities in emerging markets. The Fund invests in emerging market-domiciled and developed market-domiciled companies with significant revenue exposures attributable to emerging markets.

KEY FEATURES

◼  Focuses on higher-quality companies with compelling growth attributes.

◼  Conducts research across the capital structure and utilizes Calamos' experience in convertible securities to dynamically manage the risk profile.

◼  Emphasizes countries enacting structural reforms and improving economic freedoms, which we believe enhances growth prospects and mitigates risk.

◼  Identifies durable secular themes that provide a tailwind for sustainable growth and a franchise premium.

PORTFOLIO FIT

Because of its focus on risk management, the fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS

A Shares	CNWGX
C Shares	CNWDX
I Shares	CNWIX

FUND CUSIP NUMBERS

A Shares	128119161
C Shares	128119146
I Shares	128119138

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Evolving World Growth Fund returned 10.25% (Class I shares at net asset value) compared with a 16.53% return for the MSCI Emerging Market Index.

Since its inception on August 15, 2008, the Fund has returned 4.10% on an annualized basis (Class I shares at net asset value) compared with a 2.32% gain for the MSCI Emerging Markets Index. We believe this long-term outperformance demonstrates the Fund's ability to access emerging market opportunities and deliver leading returns by pursuing our risk-managed investment approach over complete market cycles.

What factors influenced performance during the reporting period?

Emerging market equities experienced seesaw-type returns over the semiannual period, reflecting multiple crosscurrents including China's reopening, a weaker dollar and considerable swings in investor risk appetite. Pursuant to our risk-managed objective, the Fund navigated markets by employing an active blend of economic cohorts and wide-ranging investments. The Fund's return trailed the index over the semiannual period because of top-down positioning and security selection. The Fund's holdings in emerging market companies with higher-quality growth characteristics were not rewarded in the short, near-term time frame but have been an essential aspect of the Fund's outperformance over longer-term periods.

Positive Influences on Performance

Utilities. The Fund's average underweight position in utilities helped buoy relative performance. In particular, a lack of representation in electric utilities and renewable electricity added value.

Materials. An average underweight allocation in materials, specifically in the construction materials and copper industries, contributed to performance.

Negative Influences on Performance

Industrials. Over the period, security selection and an average overweight stance within the industrials sector negatively affected performance. Holdings in electrical components & equipment lagged their index peers as did the Fund's names in aerospace & defense.

Energy. Security selection and an average overweight allocation in energy, specifically in the coal & consumable fuels and oil & gas equipment & services industries, lost ground relative to the index's energy representation.

Geographic Performance

The fund's average overweight allocation in Mexico and leading selection in the Philippines added value in the period. Select positions in developed markets with significant exposure to emerging markets relatively outperformed and added value to returns in the period.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund (Unaudited)

Conversely, the portfolio's security selection and average underweight stance in Emerging Asia, specifically in China and South Korea, curbed relative returns. Moreover, security selection and an average overweight position in Emerging Latin America dampened relative results; specifically, the average overweight in Brazil hampered returns.

How is the Fund positioned?

We have a positive view of opportunities in emerging markets. Our positioning favors a blend of secular growth and cyclical companies in addition to reopening opportunities, select defensives and commodities exposure.

◼  From a sector perspective, the largest weights reside in consumer discretionary, technology, industrials, communication services and financials. We own holdings within key areas including semiconductors, internet retail, interactive media & services, apparel & luxury goods, and higher-quality banks.

◼  We have an underweight stance in utilities, real estate and traditional telecoms, reflecting our view of lesser opportunities in these areas.

◼  From a geographic perspective, we favor investments in China, India, Brazil, Mexico, Korea, Taiwan, Indonesia and the Philippines.

What are your closing thoughts for Fund shareholders?

We see increased opportunities ahead for investors in emerging markets. We are analyzing multiple forces at play including evolving central bank policy, the path of the US dollar, corporate earnings and geopolitical factors. Considering tighter global monetary policy and mixed inflation dynamics, financial markets remain uncertain, and we expect volatility to persist until these risks resolve. Despite the complex backdrop, we continue to seek ways to capitalize on volatility, including a range of opportunities at the sector, thematic and market-cap levels.

In terms of Fund positioning, we favor companies with relative earnings momentum, pricing power and higher-quality balance sheets. From a sector perspective, we see opportunities in consumer discretionary, technology, communications services, industrials and consumer staples with attractive bottom-up fundamentals. We believe that our active investment approach and long-term perspective positions us to take advantage of the volatility and opportunities in emerging markets.

SECTOR WEIGHTINGS

Consumer Discretionary	25.2%
Information Technology	19.1
Financials	13.3
Industrials	9.7
Consumer Staples	9.2
Communication Services	7.1
Materials	6.0
Energy	4.1
Real Estate	3.0
Health Care	2.6
Other	0.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Evolving World Growth Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (8/15/08) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/15/08
Without Sales Charge	10.13%	-12.34%	1.60%	2.55%
With Sales Charge	4.93	-16.51	0.62	2.06
Class C Shares – Inception 8/15/08
Without Sales Charge	9.74	-13.00	0.84	1.79
With Sales Charge	8.74	-13.87	0.84	1.79
Class I Shares – Inception 8/15/08	10.25	-12.14	1.86	2.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.63%, Class C shares is 2.39% and Class I shares is 1.38%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.30%, 2.05%, and 1.05% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The index is calculated on a total return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

www.calamos.com

Calamos Global Equity Fund (Unaudited)

OVERVIEW

The Fund invests in equities of companies around the globe. We seek firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

◼  Flexibly seeks growth globally, searching for the best risk/reward opportunities across countries, market capitalizations and sectors.

◼  Seeks global growth companies that may benefit from secular themes, such as exponential demand for information and entertainment.

PORTFOLIO FIT

The Fund can serve as a growth-oriented addition to a strategic global equity allocation and may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS

A Shares	CAGEX
C Shares	CCGEX
I Shares	CIGEX
R6 Shares	CGEOX

FUND CUSIP NUMBERS

A Shares	128119484
C Shares	128119468
I Shares	128119450
R6 Shares	128120334

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Global Equity Fund returned 11.18% (Class I shares at net asset value) versus a 12.57% return for the MSCI World Index and a 12.97% return for the MSCI ACWI Index.

We believe the Fund's compelling medium and long-term performance record demonstrates the Fund's ability to generate excess returns over complete market cycles and varied investment environments. Since its inception on March 2, 2007, the Fund has returned 8.12% on an annualized basis (Class I shares at net asset value) compared with a 6.71% return for the MSCI World Index and a 6.28% return for the MSCI ACWI Index.

What factors influenced performance during the reporting period?

Global stocks experienced significant volatility and rotation but generated positive returns over the semiannual period. Investors navigated multiple environments characterized by tighter monetary policy and volatility in the banking sector, but also signs of moderating inflation and resilient corporate earnings.

The Fund's return lagged the index return over the semiannual period primarily because of sector positioning. Fund holdings in global companies with cyclical and secular growth characteristics trailed amid the narrow market leadership and defensive names that realized higher total returns.

Positive Influences on Performance

Health Care. The Fund benefitted from security selection and an average underweight allocation in health care, where the holdings in pharmaceuticals and the life sciences tools & services industries added to relative returns.

Financials. Favorable security selection and an average underweight allocation in financials added to the portfolio's return. Holdings in life & health insurance helped relative performance, and our lack of representation in regional banks supported relative returns.

Negative Influences on Performance

Industrials. Over the semiannual period, security selection within the industrials sector dampened relative results. Specifically, holdings in the industrial machinery & supplies & components and trading companies & distributors industries lost ground on a relative basis.

Energy. Security selection and an average overweight stance in energy, specifically in the oil & gas exploration & production and integrated oil & gas industries, lost ground on a relative basis.

Geographic Performance

The portfolio's favorable security selection and average overweight stance in Europe boosted relative returns. Specifically, our holdings in Denmark and Switzerland were sources of strength. Similarly, the portfolio benefitted from security selection and an average overweight stance in Emerging Latin America where holdings in Brazil and Mexico were key contributors.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund (Unaudited)

Conversely, security selection in the United States was a drag on performance. Similarly, security selection and an average underweight allocation in Japan held back results.

How is the Fund positioned?

We positioned the Fund with a combination of secular growth, cyclicals, reopening opportunities, select defensives and commodities exposure.

◼  Technology, consumer discretionary, industrials and health care represent the largest sector weights. Key industry positions include pharmaceuticals, semiconductors and equipment, software, construction & engineering, and apparel & luxury goods.

◼  We own a range of holdings in the energy sector where we hold companies we believe are positioned to benefit from supply-and-demand dynamics and attractive capital efficiency.

◼  We have an underweight stance in more defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  From a geographic perspective, we own a diversified yet underweight position in the US. We see a range of attractive bottom-up opportunities across secular growth, cyclicals and select defensives that we believe offer earnings growth and advantaged business models.

◼  We have an overweight position in Europe where we maintain a blend of secular growth, defensives and select commodities exposure. We continue to evaluate the outlook across Europe given the ongoing war in Ukraine and tightening monetary conditions, although we believe the region's economic links to China stand to benefit from the reopening.

◼  We own a range of holdings in emerging markets. Our positioning reflects our sanguine view of China's sustained reopening, the US dollar and global monetary policy, and relative valuations. We own positions within key industries including semiconductors, interactive media and higher-quality financials.

◼  We have modest weight in Japan where we own companies that we believe offer attractive business models with exposure to secular growth, cyclicals and reopening dynamics in the broader region.

What are your closing thoughts for Fund shareholders?

Global stocks continue to confront a set of complex crosscurrents. Therefore, we are analyzing many aspects of economic activity, including evolving policy actions, corporate earnings and geopolitical factors. Considering tighter global monetary policy and mixed inflation dynamics, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue to seek ways to capitalize on volatility, including opportunities at the thematic, regional and market-cap levels.

In terms of Fund positioning, we are emphasizing companies with relative earnings momentum, pricing power, free cash flow and attractive valuations. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care and energy with leading fundamentals. We believe that our active investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

SECTOR WEIGHTINGS

Information Technology	27.1%
Consumer Discretionary	17.7
Industrials	13.9
Health Care	12.8
Financials	9.3
Energy	6.3
Communication Services	4.2
Materials	3.8
Consumer Staples	3.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Global Equity Fund (Unaudited)

ANNUALIZED RETURN: SINCE INCEPTION (3/1/07) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A, Class C and Class R6 shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	11.04%	-0.70%	7.75%	9.05%
With Sales Charge	5.80	-5.41	6.70	8.52
Class C Shares – Inception 3/1/07
Without Sales Charge	10.69	-1.45	6.92	8.24
With Sales Charge	9.69	-2.38	6.92	8.24
Class I Shares – Inception 3/1/07	11.18	-0.42	8.01	9.32
Class R6 Shares – Inception 6/23/20^	11.25	-0.43		7.32

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.61%, Class C shares is 2.37%, Class I shares is 1.36% and Class R6 shares 1.35%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.40%, 2.15%, and 1.15% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses for Class R6 shares (as a percentage of average net assets) to 1.15% less the annual sub-transfer agency ratio for the Fund. The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregate average annual net assets of the Fund's other share classes. For purposes of this expense limitation, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

www.calamos.com

Calamos Global Equity Fund (Unaudited)

The MSCI World Index (USD) is a free float-adjusted market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region.

The MSCI ACWI (USD) Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of companies in developed and emerging markets. The MSCI ACWI (USD) Index is provided to show how the Fund's performance compares with the returns of an index of securities similar to those in which the Fund invests.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund (Unaudited)

CALAMOS GLOBAL OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Global Opportunities Fund returned 8.71% (Class I shares at net asset value) versus a 12.97% return for the MSCI ACWI Index and 12.57% return for the MSCI World Index. The Fund's total return landed in the 54th percentile of the Morningstar Global Allocation category for the period.*

Since its inception on September 10, 1996, the Fund has returned 7.20% on an annualized basis (Class I shares at net asset value) compared with a 6.48% return for the MSCI ACWI Index and 6.70% return for the MSCI World Index. We manage the Fund with the goal of achieving the Fund's objective through upside equity participation and potential downside risk mitigation over full market cycles. We believe these results demonstrate the Fund's ability to generate attractive long-term returns while pursuing its risk-managed investment approach.

What factors influenced performance during the reporting period?

Global stocks experienced significant volatility and rotation but generated positive returns over the semiannual period. Investors navigated multiple environments characterized by tighter monetary policy and turmoil in the global banking sector, but also signs of moderating inflation and resilient corporate earnings.

In pursuit of our risk-managed equity objective, the Calamos Global Opportunities Fund navigated choppy markets by actively employing a blend of common stocks, convertibles and options. Although the Fund generated a high single-digit return over the semiannual period, it trailed the gain of the all-equity index. Our holdings in convertible securities provided diversification but lagged the gains of a select group of large caps (or relatively defensive companies that led the index). Over the extended multi-year market cycle that began in 2020, our wider universe of stocks and convertible securities have been instrumental in managing the risk-reward profile and delivering compelling total returns.

Positive Influences on Performance

Health Care. The Fund's return benefited from the health care sector where holdings in the pharmaceuticals and the life sciences tools & services industries helped drive relative results.

Financials. Security selection and an average underweight stance in financials added to the portfolio's performance. Our life & health insurance position was a leading contributor, and our lack of exposure to regional banks assisted relative returns.

OVERVIEW

The Fund invests primarily in global equity and convertible securities with an aim to balance risk/reward while providing growth and income.

KEY FEATURES

◼  Favors companies that source varied revenue streams and strive to generate high-quality growth fundamentals.

◼  Seeks to participate in the upside movements of the global equity market while lessening the impact of down periods.

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over full market cycles.

FUND NASDAQ SYMBOLS

A Shares	CVLOX
C Shares	CVLCX
I Shares	CGCIX

FUND CUSIP NUMBERS

A Shares	128119500
C Shares	128119708
I Shares	128119609

*  Data is as of 4/30/23. Morningstar category percentile ranking is based on annualized total return for the 1-year, 3-year, 5-year and 10-year periods. Calamos Global Opportunities Fund Class I Shares were in the 65th, 11th, 3rd and 4th percentiles of 398, 381, 346 and 248 funds for the 1-year, 3-year, 5-year and 10-year periods, respectively, for the Morningstar Global Allocation category.

www.calamos.com

Calamos Global Opportunities Fund (Unaudited)

SECTOR WEIGHTINGS

Information Technology	23.4%
Industrials	14.5
Consumer Discretionary	13.8
Health Care	11.0
Financials	8.8
Communication Services	6.1
Consumer Staples	5.5
Energy	4.2
Materials	3.9
Special Purpose Acquisition Companies	1.1
Other	1.1
Utilities	1.0
Real Estate	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Negative Influences on Performance

Consumer Discretionary. Over the period, security selection within the consumer discretionary, specifically in the internet & direct marketing retail and automotive retail industries, lagged on a relative basis.

Industrials. Security selection in industrials, specifically in the aerospace & defense and trading companies & distributors industries, lagged on a relative basis.

Geographic Performance

The portfolio benefitted from an average overweight allocation in Europe. Holdings in Denmark and the Netherlands added significant value. Similarly, the portfolio benefitted from security selection and an average underweight stance in Emerging Latin America. Specifically, our lack of representation in Brazil contributed positively.

In contrast, security selection in the United States and Emerging Asia trailed the benchmark and negatively affected the portfolio's performance in the period. Similarly, security selection and an average overweight position in Emerging Asia underperformed. In particular, China and Australia were detrimental.

How is the Fund positioned?

We positioned the Fund with a combination of secular growth, cyclicals, higher-quality defensives, select reopening opportunities and commodities exposure.

◼  Technology, industrials, consumer discretionary and health care are the largest sector weights. Key industry positions include pharmaceuticals, semiconductors and equipment, software, construction & engineering, and apparel & luxury goods.

◼  We have an underweight position in the financials sector with diversified holdings across insurance and higher-quality banks.

◼  We have an underweight stance in certain defensive areas including utilities, real estate, consumer staples and traditional telecoms.

◼  From a geographic perspective, we own a diversified and underweight position in the US. We see a range of attractive bottom-up opportunities across secular growth, cyclicals and select defensives that we believe should provide earnings growth and advantaged business models.

◼  We have an overweight position in Europe where we maintain a blend of secular growth, defensives and select commodities exposure. We continue to evaluate the outlook across Europe given the ongoing war in Ukraine and tightening monetary conditions, although we believe that the region's links to global demand benefit from the broader reopening.

◼  We own a range of holdings in emerging markets. Our positioning reflects our sanguine view of China's sustained reopening, the US dollar and global monetary policy, and relative valuations. We own positions within key industries including semiconductors, interactive media and higher-quality financials.

◼  We own multiple positions in Japan that we believe offer attractive business models with exposure to secular growth, cyclical and reopening dynamics in the broader region.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund (Unaudited)

What closing thoughts do you have for Fund shareholders?

Global markets continue to reflect a set of complex crosscurrents. Therefore, we are analyzing many aspects of economic activity, including evolving policy actions, corporate earnings and the geopolitical backdrop. Considering tighter global monetary policy and mixed inflation dynamics, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue to seek ways to capitalize on volatility, including opportunities at the thematic, regional and market cap levels.

In terms of Fund positioning, we are emphasizing companies with relative earnings momentum, pricing power, free cash flow and attractive valuations. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials, health care and energy with leading fundamentals. We believe our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

ANNUALIZED RETURN: SINCE INCEPTION (9/18/97) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Global Opportunities Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 9/9/96
Without Sales Charge	8.63%	-1.88%	6.07%	6.08%
With Sales Charge	3.43	-6.58	5.05	5.56
Class C Shares – Inception 9/24/96
Without Sales Charge	8.15	-2.68	5.28	5.29
With Sales Charge	7.15	-3.65	5.28	5.29
Class I Shares – Inception 9/18/97	8.71	-1.61	6.34	6.35

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.46%, Class C shares is 2.21% and Class I shares is 1.21%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.22%, 1.97%, and 0.97% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (US Dollars) is a market-capitalization-weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/97 since data is only available for full monthly periods.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund   (Unaudited)

CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos International Small Cap Growth Fund returned 6.35% (Class I shares at net asset value) versus the MSCI ACWI ex USA Small Cap Index (Net) return of 16.59%.

We launched the Fund in March 2022. The Fund seeks long-term capital appreciation by investing in international small equities, utilizing the combined resources of our long-tenured investment team, global perspective and rigorous investment approach.

What factors influenced performance during the reporting period?

International small caps experienced periods of significant volatility and rotation but ultimately generated strong returns over the semiannual period. Investors navigated multiple environments, characterized by tighter monetary policy and turmoil in the global banking sector, but also encouraging signs of moderating inflation and resilient corporate earnings.

The Fund advanced but underperformed versus the index over the semiannual period because of relative security selection. Our Fund holdings in foreign stocks with higher growth and timeliness characteristics were not rewarded by markets over the period.

Positive Influences on Performance

Real Estate. The Fund's average underweight stance in real estate helped buoy relative performance. Holdings in real estate operating companies helped relative performance, and our lack of exposure to diversified REITs assisted return.

Utilities. A lack of exposure to utilities also bolstered performance.

Negative Influences on Performance

Information Technology. Over the period, security selection within the information technology sector, notably holdings in the systems software and application software industries, lost ground on a relative basis.

Materials. Security selection and an average underweight allocation within the diversified metals & mining and commodity chemicals industries of the materials sector held back results.

Geographic Performance

Security selection and an average underweight stance in EMEA added value to the portfolio's performance. Our positioning in Greece contributed to returns, and our lack of representation in Israel assisted relative results.

Conversely, the portfolio's security selection in Emerging Asia curbed relative returns. Our holdings in China and South Korea trailed the index, whereas positions in Indonesia and the Philippines outperformed.

OVERVIEW

The Fund seeks long-term capital appreciation by investing in compelling international small-capitalization companies with superior earnings growth potential coupled with financial strength and flexibility.

KEY FEATURES

◼  Provides access to an expansive opportunity set of small cap investments outside the United States, including businesses in emerging and frontier markets.

◼  Our long-tenured Investment team has experience managing portfolios across multiple market cycles.

PORTFOLIO FIT

The Fund can provide an attractive asset-allocation building block often under-represented in US investors' portfolios. By diversifying into this less correlated asset class, investors may be able to offset declines in the overall market and reduce their portfolio's volatility with the potential for significant equity upside.

FUND NASDAQ SYMBOLS

A Shares	CAISX
C Shares	CCISX
I Shares	CSGIX
R6 Shares	CISOX

FUND CUSIP NUMBERS

A Shares	128120250
C Shares	128120243
I Shares	128120235
R6 Shares	128120227

www.calamos.com

Calamos International Small Cap Growth Fund (Unaudited)

SECTOR WEIGHTINGS

Industrials	25.4%
Information Technology	21.1
Consumer Discretionary	19.7
Health Care	7.5
Consumer Staples	5.5
Energy	4.8
Materials	4.0
Financials	3.4
Real Estate	2.1
Communication Services	1.2

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

How is the Fund Positioned?

From a sector standpoint, industrials and information technology represent the largest weights on an absolute basis, whereas communication services and real estate comprise the smallest sector weights with holdings. The portfolio had no exposure to the utilities sector. The Fund has overweight allocations in the application software and industrial machinery & supplies & components industries. Significant industry underweight positions fall within semiconductor materials & equipment and diversified banks.

Allocations to information technology and consumer discretionary rose during the period with increased weights in application software and casinos & gaming. By contrast, allocations to financials and health care decreased over the period with reductions to diversified banks and pharmaceuticals.

From a regional standpoint, the portfolio's largest weights are found within Europe and Emerging Asia, whereas the smallest absolute weights reside in EMEA and Latin America. Compared with the MSCI ACWI ex USA Small Cap Index (Net), the portfolio is overweight in Europe. On the flipside, the portfolio holds underweight allocations in Emerging Asia and Japan. Positions in Europe increased for the period, notably in Italy and Switzerland. In contrast, the allocation to Canada decreased.

What are your closing thoughts for Fund shareholders?

International stocks continue to reflect a set of complex crosscurrents. We are analyzing many of these forces including economic activity, evolving policy actions and the resilience of corporate earnings. In the context of tighter global monetary policy and a mixed economic backdrop, the financial markets remain uncertain, and we expect volatility to continue until these risks resolve. Within this complicated backdrop, we continue to seek ways to capitalize on volatility, including a range of opportunities at the sector, thematic and regional levels.

In terms of Fund positioning, we are emphasizing companies with compelling earnings momentum and relatively attractive valuations. From a sector perspective, we see opportunities in technology, consumer discretionary, industrials and health care with compelling fundamentals. We believe that our active investment approach and global perspective position us to take advantage of the volatility and opportunities in international small-cap equities.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE SINCE INCEPTION (3/31/22) PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 3/31/22
Without Sales Charge	6.23%	-10.10%	-17.44%
With Sales Charge	1.20	-14.37	-21.08
Class C Shares – Inception 3/31/22
Without Sales Charge	5.77	-10.85	-18.08
With Sales Charge	4.77	-11.74	-18.08
Class I Shares – Inception 3/31/22	6.35	-9.88	-17.26
Class R6 Shares – Inception 3/31/22	6.35	-9.88	-17.26

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.36%, Class C shares is 2.11%, Class I shares is 1.11% and Class R6 shares is 1.11%. The Fund's investment advisor has contractually agreed to reimburse Fund expenses through March 31, 2025 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares, Class C shares and Class I shares are limited to 1.35%, 2.10% and 1.10% of average net assets, respectively. The Fund's investment advisor has contractually agreed to limit the Fund's annual ordinary operating expenses through March 31, 2025 for Class R6 shares (as a percentage of average net assets) to 1.10% less the Fund's annual sub-transfer agency ratio (the aggregate sub-transfer agency fees of the Fund's other share classes divided by the aggregate average annual net assets of the Fund's other share classes). For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos Advisors LLC ("Calamos Advisors") may recapture previously waived expense amounts within the same fiscal year for any day where the respective share class's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The benchmark MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Total Return Bond Fund (Unaudited)

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests predominantly in US issuers with the goal of generating a high level of both current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. The inclusion of high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitical factors, inflation and real-rate expectations.

PORTFOLIO FIT

The Fund may be suitable as the cornerstone of a fixed-income allocation, with investments diversified across the major sectors of the US bond market. Allocations to specialized fixed-income strategies seek to enhance return potential and better manage risk.

FUND NASDAQ SYMBOLS

A Shares	CTRAX
C Shares	CTRCX
I Shares	CTRIX

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Total Return Bond Fund returned 6.58% (Class I shares at net asset value) in line with the 6.91% return of the Bloomberg US Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 3.19% on an annualized basis (Class I shares at net asset value) versus a 3.12% return for the Bloomberg US Aggregate Bond Index.

What factors influenced performance during the reporting period?

Macroeconomic data and central bank policy responses dominated headlines and the market's attention during 2022. Looking to the first quarter of 2023 and beyond, the focus has shifted. The failure of Silicon Valley Bank and the take-under of Credit Suisse in March left the markets fixated on systemic risks to the banking sector and the implications for the broader economy. Despite First Republic's failure in late April, which happened in relatively slow motion, the market appears satisfied that no systemic issue exists. This is in large part because of the active steps regulators took to shore up liquidity facilities and alleviate immediate stress.

Mark Twain said, "History doesn't repeat itself, but it often rhymes." All three bank failures this year have occurred over weekends, reminiscent of the collapse of Lehman Brothers in 2008. But central bank responses left little doubt that they view these recent events through a different lens. Both the European Central Bank and the Federal Reserve (Fed) followed up March's failures with rate hikes, a sequence that would have been impossible to imagine in 2008. Both LaGarde and Powell indicated that they would continue to use policy rates to address inflation concerns and apply supplementary tools to address stresses in the banking system. The Fed's opening of the Bank-Term Funding Program exemplifies such a tool. By lending on security par value as opposed to market value, the Fed is using its program to provide banks with unrealized losses on their balance sheets, providing some wiggle room in an effort to avoid the fate of Silicon Valley Bank.

Inflation remains stubbornly high. Although some are correct to highlight that headline measures are down 30% – 35% across geographies, domestic core measures are only 10% – 15% off peak levels and remain double the targeted rate of inflation. We believe that the encouraging downward trend in inflation data from the painfully high 2022 base levels will roll off in September, at which point further reductions in the year-over-year data will become more challenged and less pronounced. The persistent labor shortage is another issue the Fed will continue to wrestle with. Job openings are well off the all-time highs recorded last year, but with 1.6 job openings for each active job seeker, the labor equation is still imbalanced. Despite recent events, we expect overnight rates to remain higher for longer.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund (Unaudited)

Risk markets held up quite well despite challenging developments. The S&P 500 Index was up 7.5% during the semiannual period, and the high-yield market returned 6.2%, based on the Bloomberg US Corporate High Yield 2% Issuer Capped Index, driven by robust income and lower Treasury rates across intermediate maturities. Early earnings reports for the first calendar quarter of 2023 have generally been better than feared, supporting risk markets. Although banks as well as several office and retail REIT bonds experienced losses for the quarter, all sectors except for communications delivered positive returns during the reporting period. Below-investment-grade credit spreads have seen greater volatility but ended the semiannual period within 10 basis points of their starting point. The Bloomberg US Corporate High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 452 basis points over like-maturity Treasuries and a yield of 8.48%. The investment-grade universe was somewhat more stable, trading in a roughly 40 basis points range and closing the period tighter by 22 basis points at 136 basis points over like-maturity Treasuries.

The Treasury yield curve twisted in dramatic fashion, representing the conflict between the Fed's raising rates and tightening monetary policy versus the market anticipating a recession and the need for rate cuts before year-end 2023. Short-maturity three- and six-month bills rose by 114 and 42 basis points, respectively, tracking policy moves in the short term. All Treasury notes with maturities of two years and longer moved to lower yields as market pricing reflects the continuing normalization of inflation and the possibility of a recession. The Treasury rally, healthy starting income levels and stable spreads combined to deliver strong positive returns during the reporting period, with the Bloomberg US Aggregate Bond Index returning 6.9%. The corporate sector component of the index led sector with a 9.2% return, the government-related and securitized products sectors each returned 6.7%, whereas Treasuries trailed the other sectors returning 5.8%.

The Fund held an overweight allocation in corporate debt over the annual review period. Although the overweight positions in the financial and industrial sectors' corporate debt added to performance, security selection among those same issuers more than offset the allocation lift and detracted from performance. The bookmark asset-backed-securities overweight also weighed on returns, whereas the Fund's Treasury underweight was supportive. The team materially decreased the corporate bond allocation during the reporting period while adding to both

FUND CUSIP NUMBERS

A Shares	128119310
C Shares	128119286
I Shares	128119278

ASSET ALLOCATION

Corporate Bonds	40.8%
U.S. Government and Agency Securities	30.5
Residential Mortgage Backed Securities	9.9
Bank Loans	8.5
Asset Backed Securities	7.2
Investment of Cash Collateral for Securities Loaned	4.0
Sovereign Bonds	1.0
Cash and Receivables/Payables	(2.1)

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Total Return Bond Fund (Unaudited)

mortgage-backed securities and Treasury positions. Over a full market cycle, we continue to favor an overweight in corporate bonds and asset-backed securities in the portfolio because the additional yield has shown historically to generate superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 6.2 years, short of the 6.3 years duration of the Bloomberg US Aggregate Bond Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. This overweight gave the Fund a lower overall credit quality of A- when compared to the AA- quality of the benchmark. The move lower in Treasury rates coupled with modest spread moves in risk assets led to positive returns during the reporting period, although the Fund modestly trailed the Bloomberg US Aggregate Bond Index. The Fund continues to hold overweight positions in corporate and asset-backed securities and underweight positions in Treasuries and mortgages activity. Within the corporate bond allocation, our largest overweight allocations are found in the transportation and consumer non-cyclical sectors.

Positioning Implications

In this environment, we believe the market's pricing of multiple cuts in 2023 is too aggressive. However, we believe the market is looking through short-term developments in interest rates to eventual cuts that are more likely to occur in 2024, in our opinion. As such, we are shifting portfolio durations longer because the market has settled into lower-rate ranges, which are out of sync with our higher-for-longer policy rate view.

Although we do not view a 2023 recession as inevitable, our view of macroeconomic activity should not be confused with complacency. We agree with the market that the next move for fundamentals is in a weaker direction and that the time to prepare for that environment is underway. We are actively reducing exposure to credits we view as exposed to a downturn in cyclical activity, those with weak contingent liquidity, or those vulnerable to a rapid deterioration of asset value. We are maintaining allocations to select high-yield issuers that we believe are compensating us well for the risks taken as we follow our disciplined research process to identify value.

What are your closing thoughts for Fund shareholders?

It feels as though a year's worth of events is getting packed into each quarter. With pandemic-era protocols being rolled back, coordinated tightening of global monetary policy, stress in the banking system, and continued inflation, there are many issues at play. We expect elevated uncertainty and high volatility to persist as the market digests the impact of tighter policy and financial conditions. Market liquidity remains adequate, but execution costs have increased across asset classes because of significantly higher volatility.

Bank turmoil has the market on high alert, but we expect that the steps regulators have taken to calm the market (reassurance from the US Treasury Department, the Bank Term Funding Program, the possibility of further deposit guarantees) will allow for a continuation of tight monetary policy for the balance of the calendar year.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund (Unaudited)

One area of growing concern is the potential for lending activity to slow, given the newly uncovered stressors on bank balance sheets. Lending standards were tightening even before this year's bank headlines. A further tightening of lending standards will result in lower access to credit, reducing the availability and increasing the cost of capital for expansion and incubation of new businesses, which in turn could affect labor demand. Additional regulations out of Washington could further exacerbate the issue.

Market expectations change quickly, but change itself can take longer to filter through. Investors should remember that in February the market was questioning whether the Fed would need to accelerate its rate-hiking campaign (because employment conditions were tight and inflation reaccelerated in January). It takes time for changes in lending standards to affect the economy, and the economic momentum we have seen so far underscores this reality. We do not see a 2023 recession as inevitable.

We believe the Fed is nearing completion of its policy-tightening campaign. The possible risks to growth associated with further shocks to the financial system are now balanced with inflation pressure and concerns about labor market tightness. An additional quarter-point hike is possible this year, but we expect the Fed has completed the bulk of its work and will now pause to see how data develop from here.

Although the credit market remains fundamentally strong with modest leverage and solid interest coverage, measures of revenue and earnings from high-yield companies are beginning to roll over. Through the Covid-19 era, management teams wisely locked in fixed-rate funding at historically cheap levels, and refinancing needs are modest until 2025. Although default rates remain below long-term averages, they are increasing from the unsustainable pandemic-era lows, and we expect them to migrate to above 3% by year-end.

ANNUALIZED RETURN: SINCE INCEPTION (6/27/07) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measure net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

Duration is useful in measuring a bond fund's sensitivity to changes in interest rates. The longer the duration, the more a bond fund's price will fluctuate when interest rates change.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

www.calamos.com

Calamos Total Return Bond Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 6/27/07
Without Sales Charge	6.44%	-0.91%	0.92%	1.28%
With Sales Charge	4.04	-3.17	0.46	0.89
Class C Shares – Inception 6/27/07
Without Sales Charge	5.93	-1.76	0.13	0.52
With Sales Charge	4.93	-2.72	0.13	0.52
Class I Shares – Inception 6/27/07	6.58	-0.77	1.15	1.54

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.15%, Class C shares is 1.90% and Class I shares is 0.88%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023 to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 0.90%, 1.65%, and 0.65% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Aggregate Bond Index is considered generally representative of the investment-grade bond market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of highyield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund (Unaudited)

CALAMOS HIGH INCOME OPPORTUNITIES FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos High Income Opportunities Fund returned 5.07% (Class I shares at net asset value) compared with a 6.21% return for the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

Since its inception on August 2, 1999, the Fund gained 5.64% on an annualized basis (Class I shares at net asset value) versus a 7.10% annualized return for the Bloomberg US Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance during the reporting period?

Macroeconomic data and central bank policy responses dominated headlines and the market's attention during 2022. Looking to the first quarter of 2023 and beyond, the focus has shifted. The failure of Silicon Valley Bank and the take-under of Credit Suisse in March left the markets fixated on systemic risks to the banking sector and the implications for the broader economy. Despite First Republic's failure in late April, which happened in relatively slow motion, the market appears satisfied that no systemic issue exists. This is in large part because of the active steps regulators took to shore up liquidity facilities and alleviate immediate stress.

Mark Twain said, "History doesn't repeat itself, but it often rhymes." All three bank failures this year have occurred over weekends, reminiscent of the collapse of Lehman Brothers in 2008. But central bank responses left little doubt that they view these recent events through a different lens. Both the European Central Bank and the Federal Reserve (Fed) followed up March's failures with rate hikes, a sequence that would have been impossible to imagine in 2008. Both LaGarde and Powell indicated that they would continue to use policy rates to address inflation concerns and apply supplementary tools to address stresses in the banking system. The Fed's opening of the Bank-Term Funding Program exemplifies such a tool. By lending on security par value as opposed to market value, the Fed is using its program to provide banks with unrealized losses on their balance sheets, providing some wiggle room in an effort to avoid the fate of Silicon Valley Bank.

Inflation remains stubbornly high. Although some are correct to highlight that headline measures are down 30% – 35% across geographies, domestic core measures are only 10% – 15% off peak levels and remain double the targeted rate of inflation. We believe that the encouraging downward trend in inflation data from the painfully high 2022 base levels will roll off in September, at which point further reductions in the year-over-year data will become more challenged and less pronounced. The persistent labor shortage is another issue the Fed will continue to wrestle with. Job openings are well off the all-time highs recorded last year, but with 1.6 job openings for each active job seeker, the labor equation is still unbalanced. Despite recent events, we expect overnight rates to remain higher for longer.

OVERVIEW

Through its multi-sector fixed-income strategy, the Fund invests mainly in high-yield securities from US issuers with the goal of generating a high level of current income and total return in excess of the benchmark index over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include bank loans and preferred securities provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating that reflects where a company is heading.

◼  Applies a macro overlay to capitalize on opportunities in misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund can complement investment-grade credit exposure, providing attractive income and total return potential for more risk-tolerant investors.

FUND NASDAQ SYMBOLS

A Shares	CHYDX
C Shares	CCHYX
I Shares	CIHYX

www.calamos.com

Calamos High Income Opportunities Fund (Unaudited)

FUND CUSIP NUMBERS

A Shares	128119815
C Shares	128119799
I Shares	128119781

SECTOR WEIGHTINGS

Consumer Discretionary	20.1%
Financials	15.7
Industrials	14.4
Energy	11.4
Communication Services	9.7
Health Care	7.4
Information Technology	4.5
Materials	4.5
Consumer Staples	3.5
Airlines	2.3
Special Purpose Acquisition Companies	1.3
Real Estate	0.8
Utilities	0.5
Other	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Risk markets held up quite well despite challenging developments. The S&P 500 Index was up 7.5% during the semiannual period, and the high-yield market returned 6.2%, based on the Bloomberg US Corporate High Yield 2% Issuer Capped Index, driven by robust income and lower Treasury rates across intermediate maturities. Early earnings reports for the first calendar quarter of 2023 have generally been better than feared, supporting risk markets. Although banks as well as several office and retail REIT bonds experienced losses for the quarter, all sectors except for communications delivered positive returns during the reporting period. Corporate credit spreads have seen greater volatility but ended the semiannual period within 10 basis points of where they began. The Bloomberg US Corporate High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 452 basis points over like-maturity Treasuries, and with a yield of 8.48%.

Performance across credit quality during the reporting period was remarkably consistent. CCC-rated issuers led the way returning 6.4%, followed by BB-rated credits returning 6.3%, and B-rated paper returning 6.2%. At the beginning of the semiannual period, the trailing 12-month default rate was 1.6%, having increased from the all-time lows experienced during the pandemic. At the end of the reporting period, default rates had increased to 2.2%, still well below the long-term average of 3%. Regarding our credit-quality positioning, an overweight position to out-of-benchmark BBB-rated bonds boosted performance, whereas security selection among our B-rated holdings was a detractor.

From a sector perspective, security selection within the energy and technology sectors contributed to returns. Conversely, the team's selection within both consumer cyclical and consumer non-cyclical sectors weighed on performance.

How is the Fund positioned?

The Fund is currently overweight the airlines, property and casualty insurance, and retail industries. The airlines overweight is related to favorable consumer spending trends that continue despite weakening macroeconomic conditions. The property and casualty insurance overweight is based on strong cash flow metrics and consolidation in the industry. Our largest underweights are in the consumer cyclical services, electric utilities and automotive industries. The consumer cyclical services industry underweight is largely the result of relative value decisions in favor of higher-income opportunities in other industries.

From a credit-quality perspective, the Fund is positioned with a relative underweight in all below-investment-grade rating categories with a corresponding out-of-benchmark allocation to BBB-rated debt. The Fund is positioned short (3.1 years) in comparison with the option-adjusted duration of the Bloomberg US Corporate High Yield 2% Issuer Capped Index (3.6 years).

Over the semiannual period, the team has added to positions in the capital goods sector. Also, we reduced the portfolio exposure to the consumer non-cyclical sector. The increase in capital goods represents newly established positions in packaging and building materials. A reduction in pharmaceuticals was the primary driver of the decline in the consumer non-cyclical exposure.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund (Unaudited)

Positioning Implications

In this environment, we believe the market's pricing of multiple cuts in 2023 is too aggressive. However, we believe the market is looking through short-term developments in interest rates to eventual cuts that are more likely to occur in 2024, in our opinion. As such, we are shifting portfolio durations longer because the market has settled into lower-rate ranges, which are out of sync with our higher-for-longer policy rate view.

Although we do not view a 2023 recession as inevitable, our view of macroeconomic activity should not be confused with complacency. We agree with the market that the next move for fundamentals is in a weaker direction and that the time to prepare for that environment is underway. We are actively reducing exposure to credits we view as exposed to a downturn in cyclical activity, those with weak contingent liquidity, or those vulnerable to a rapid deterioration of asset value. We are maintaining allocations to select high-yield issuers that we believe are compensating us well for the risks taken as we follow our disciplined research process to identify value.

What are your closing thoughts for Fund shareholders?

It feels as though a year's worth of events is getting packed into each quarter. With pandemic-era protocols being rolled back, coordinated tightening of global monetary policy, stress in the banking system, and continued inflation, there are many issues at play. We expect elevated uncertainty and high volatility to persist as the market digests the impact of tighter policy and financial conditions. Market liquidity remains adequate, but execution costs have increased across asset classes because of significantly higher volatility.

Bank turmoil has the market on high alert, but we expect that the steps regulators have taken to calm the market (e.g., reassurance from the US Treasury Department, the Bank Term Funding Program, the possibility of further deposit guarantees) will allow for a continuation of tight monetary policy for the balance of the calendar year.

One area of growing concern is the potential for lending activity to slow, given the newly uncovered stressors on bank balance sheets. Lending standards were tightening even before this year's bank headlines. A further tightening of lending standards will result in lower access to credit, reducing the availability and increasing the cost of capital for expansion and incubation of new businesses, which in turn could affect labor demand. Additional regulations out of Washington could further exacerbate the issue.

Market expectations change quickly, but change itself can take longer to filter through. Investors should remember that in February the market was questioning whether the Fed would need to accelerate its rate-hiking campaign (because employment conditions were tight and inflation reaccelerated in January). It takes time for changes in lending standards to affect the economy, and the economic momentum we have seen so far underscores this reality. We do not see a 2023 recession as inevitable.

We believe the Fed is nearing completion of its policy-tightening campaign. The possible risks to growth associated with further shocks to the financial system are now balanced with inflation pressure and concerns about labor market tightness. An additional quarter-point hike is possible this year, but we expect the Fed has completed the bulk of its work and will now pause to see how data develop from here.

www.calamos.com

Calamos High Income Opportunities Fund (Unaudited)

Although the credit market remains fundamentally strong with modest leverage and solid interest coverage, measures of revenue and earnings from high-yield companies are beginning to roll over. Through the Covid-19 era, management teams wisely locked in fixed-rate funding at historically cheap levels, and refinancing needs are modest until 2025. Although default rates remain below long-term averages, they are increasing from the unsustainable pandemic-era lows, and we expect them to migrate to above 3% by year-end.

ANNUALIZED RETURN: SINCE INCEPTION (3/1/02) THROUGH 4/30/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund's Class I shares at net asset value. The Fund also offers Class A and Class C shares, the performance of which may vary. Source: State Street Corporation and Morningstar Direct.

*  Annual returns for Class I shares are provided because Class I shares represent the largest percentage of assets in the Calamos Family of Funds.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund (Unaudited)

GROWTH OF $1,000,000: FOR THE 10-YEAR PERIOD ENDED 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	5 YEARS	10 YEARS
Class A Shares – Inception 8/2/99
Without Sales Charge	4.81%	-0.17%	2.69%	2.79%
With Sales Charge	2.42	-2.40	2.22	2.29
Class C Shares – Inception 12/21/00
Without Sales Charge	4.38	-0.91	1.91	2.01
With Sales Charge	3.38	-1.86	1.91	2.01
Class I Shares – Inception 3/1/02	5.07	0.21	2.97	3.06

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 1.40%, Class C shares is 2.15% and Class I shares is 1.15%. The Fund's investment adviser has contractually agreed to reimburse Fund expenses through March 1, 2023, to the extent necessary so that Total Annual Fund Operating Expenses (excluding taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any) of Class A, Class C, and Class I are limited to 1.00%, 1.75%, and 0.75% of average net assets, respectively. Calamos Advisors may recapture previously waived expense amounts within the same fiscal year for any day where the respective Fund's expense ratio falls below the contractual expenses limit up to the expense limit for that day. This undertaking is binding on Calamos Advisors and any of its successors and assigns. This agreement is not terminable by either party. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum front-end sales load of 2.25% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Calamos Short-Term Bond Fund (Unaudited)

OVERVIEW

Through its multi-sector fixed-income strategy, the fund invests predominantly in US issuers with the goal of generating a high level of current income and total return in excess of the benchmark over full market cycles.

KEY FEATURES

◼  Employs bond-by-bond portfolio construction with a focus on being well compensated for risks taken. We believe a disciplined process, grounded in fundamental research, enables us to achieve higher total returns with less volatility.

◼  Draws on a broader investable universe to enhance portfolio construction and risk management. Expanding the universe to include high-yield bonds, bank loans and preferreds provides additional opportunities.

◼  Utilizes robust, independent credit research. Our fixed-income investment process unites quantitative and qualitative analyses into historical and forward-looking models. The result is a credit rating reflective of where a company is heading.

◼  Applies a macro overlay to capitalize on misunderstood industries and sectors. The overlay acts as a risk control that also considers the business cycle, geopolitics, inflation and real rate expectations.

PORTFOLIO FIT

The Fund may be suitable for investors seeking current income accompanied by lower volatility over a one-year to two-year time horizon.

FUND NASDAQ SYMBOLS

A Shares	CSTBX
I Shares	CSTIX

CALAMOS SHORT-TERM BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the six months ended April 30, 2023 ("semiannual period"), Calamos Short-Term Bond Fund returned 3.58% (Class I shares at net asset value), outperforming the 2.89% return of the Bloomberg 1-3 Year Government/Credit Index.

Since its inception on September 19, 2018, the Fund gained 1.81% on an annualized basis (Class I shares at net asset value) versus a 1.32% return for the Bloomberg 1-3 Year Government/Credit Index.

What factors influenced performance during the reporting period?

Macroeconomic data and central bank policy responses dominated headlines and the market's attention during 2022. Looking to the first quarter of 2023 and beyond, the focus has shifted. The failure of Silicon Valley Bank and the take-under of Credit Suisse in March left the markets fixated on systemic risks to the banking sector and the implications for the broader economy. Despite First Republic's failure in late April, which happened in relatively slow motion, the market appears satisfied that no systemic issue exists. This is in large part because of the active steps regulators took to shore up liquidity facilities and alleviate immediate stress.

Mark Twain said, "History doesn't repeat itself, but it often rhymes." All three bank failures this year have occurred over weekends, reminiscent of the collapse of Lehman Brothers in 2008. But central bank responses left little doubt that they view these recent events through a different lens. Both the European Central Bank and the Federal Reserve (Fed) followed up March's failures with rate hikes, a sequence that would have been impossible to imagine in 2008. Both LaGarde and Powell indicated that they would continue to use policy rates to address inflation concerns and apply supplementary tools to address stresses in the banking system. The opening of the Bank-Term Funding Program by the Fed exemplifies such a tool. By lending on security par value as opposed to market value, the Fed is using its program to provide banks with unrealized losses on their balance sheets, providing some wiggle room in an effort to avoid the fate of Silicon Valley Bank.

Inflation remains stubbornly high. Although some are correct to highlight that headline measures are down 30% – 35% across geographies, domestic core measures are only 10% – 15% off peak levels and remain double the targeted rate of inflation. We believe that the encouraging downward trend in inflation data from the painfully high 2022 base levels will roll off in September, at which point further reductions in the year-over-year data will become more challenged and less pronounced. The persistent labor shortage is another issue the Fed will continue to wrestle with. Job openings are well off the all-time highs recorded last year, but with 1.6 job openings for each active job seeker, the labor equation is still imbalanced. Despite recent events, we expect overnight rates to remain higher for longer.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund (Unaudited)

Risk markets held up quite well despite challenging developments. The S&P 500 Index was up 7.5% during the semiannual period, and the high-yield market returned 6.2%, based on the Bloomberg US Corporate High Yield 2% Issuer Capped Index, driven by robust income and lower Treasury rates across intermediate maturities. Early earnings reports for the first calendar quarter of 2023 have generally been better than feared, supporting risk markets. Although banks as well as several office and retail REIT bonds experienced losses for the quarter, all sectors with the exception of communications delivered positive returns during the reporting period. Below-investment-grade credit spreads have seen greater volatility but ended the semiannual period within 10 basis points of their starting point. The Bloomberg US Corporate High Yield 2% Issuer Capped Index closed the semiannual period with option-adjusted spreads at 452 basis points over like-maturity Treasuries and a yield of 8.48%. The short-duration, investment-grade universe was also volatile, trading in a roughly 70 basis points range and closing the period tighter by 9 basis points at 92 basis points over like-maturity Treasuries.

The Treasury yield curve twisted in dramatic fashion, representing the conflict between the Fed's raising rates and tightening monetary policy versus the market anticipating a recession and the need for rate cuts to materialize before year-end 2023. Short-maturity three- and six-month bills rose by 114 and 42 basis points respectively, tracking policy moves in the short term. All Treasury notes with maturities of two years and longer moved to lower yields as market pricing reflects the continuing normalization of inflation and the possibility of a recession.

The corporate component of the Bloomberg 1-3 Year Government/Credit Index led with a 3.4% return. Government-related securities returned 2.9%, while Treasuries trailed at 2.7%. The Fund held an overweight in corporate debt over the semiannual period. As a result of the higher returns among corporate bonds that allocation supported performance as did security selection among non-financial issuers. In contrast, security selection among financial companies detracted from performance. Over the long term, we continue to favor an overweight in corporate bonds, asset-backed securities and taxable municipal bonds in the Fund because the additional yield in short-duration securities has historically generated superior long-term returns.

How is the Fund positioned?

The Fund has a duration of 1.9 years versus the 1.9 years duration of the Bloomberg 1-3 Year Government/Credit Index.

The Fund continues to hold an overweight in corporate bonds in both the investment-grade and out-of-benchmark high-yield ratings categories. This overweight gave the Fund a lower overall credit quality of A when compared with the AA quality of the benchmark. The rotation of Treasury yields in short-dated maturities coupled with the tightening of credit spreads in risk assets led to a positive Fund return during the reporting period, slightly ahead of its benchmark. The Fund remains overweight corporate bonds and asset-backed securities, although the weighting of corporate bonds was decreased over the reporting period in favor of increasing the Fund's allocation to asset-backed securities. The term loan positions are floating rate in nature, which has helped mitigate exposure to increases in short-term interest rates. The Fund continues to hold underweight positions in both Treasuries and Agencies. Within the corporate bond allocation, our largest overweight allocations are found in the consumer non-cyclical and consumer cyclical sectors.

FUND CUSIP NUMBERS

A Shares	128120441
I Shares	128120433

ASSET ALLOCATION

Corporate Bonds	57.5%
Asset Backed Securities	18.9
Bank Loans	9.3
U.S. Government and Agency Securities	6.7
Municipal Obligations	4.3
Sovereign Bonds	1.3
Residential Mortgage Backed Securities	0.9

Asset Allocation weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents, any government/sovereign bonds or broad based index hedging securities the Fund may hold.

www.calamos.com

Calamos Short-Term Bond Fund (Unaudited)

Positioning Implications

In this environment, we believe the market's pricing of multiple cuts in 2023 is too aggressive. However, we believe the market is looking through short-term developments in interest rates to eventual cuts that are more likely to occur in 2024, in our opinion. As such, we are shifting portfolio durations longer because the market has settled into lower rate ranges despite our higher for longer policy rate view.

Although we do not view a 2023 recession as inevitable, our view of macroeconomic activity should not be confused with complacency. We agree with the market that the next move for fundamentals is in a weaker direction and that the time to prepare for that environment is underway. We are actively reducing exposure to credits we evaluate to be exposed to a downturn in cyclical activity, and those with weak contingent liquidity or exposure to rapid deterioration of asset value. We are maintaining allocations to select high-yield issuers when we believe we are being well compensated for the risks taken as we follow our disciplined research process to identify value.

What are your closing thoughts for Fund shareholders?

It feels as though a year's worth of events is getting packed into each quarter. With pandemic-era protocols being rolled back, coordinated tightening of global monetary policy, stress in the banking system, and continued inflation, there are many issues at play. We expect elevated uncertainty and high volatility to persist as the market digests the impact of tighter policy and financial conditions. Market liquidity remains adequate, but execution costs have increased across asset classes because of significantly higher volatility.

Bank turmoil has the market on high alert, but we expect that the steps regulators have taken to calm the market (e.g., reassurance from the US Treasury Department, the Bank Term Funding Program, and the possibility of further deposit guarantees) will allow for a continuation of tight monetary policy for the balance of the calendar year.

One area of growing concern is the potential for lending activity to slow, given the newly uncovered stressors on bank balance sheets. Lending standards were tightening even before this year's bank headlines. A further tightening of lending standards will result in lower access to credit, reducing the availability and increasing the cost of capital for expansion and incubation of new businesses, which in turn could affect labor demand. Additional regulations out of Washington could further exacerbate the issue.

Market expectations change quickly, but change itself can take longer to filter through. Investors should remember that in February the market was questioning whether the Fed would need to accelerate its rate-hiking campaign (because employment conditions were tight, and inflation reaccelerated in January). It takes time for changes in lending standards to affect the economy, and the economic momentum we have seen so far underscores this reality. We do not see a 2023 recession as inevitable.

We believe the Fed is nearing completion of its policy-tightening campaign. The possible risks to growth associated with further shocks to the financial system are now balanced with inflation pressure and concerns about labor market tightness. An additional quarter-point hike is possible this year, but we expect the Fed has completed the bulk of its work and will now pause to see how data develops from here.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund (Unaudited)

Although the credit market remains fundamentally strong with modest leverage and solid interest coverage, measures of revenue and earnings from high-yield companies are beginning to roll over. Through the Covid-19 era, management teams wisely locked in fixed-rate funding at historically cheap levels, and refinancing needs are modest until 2025. Although default rates remain below long-term averages, they are increasing from the unsustainable pandemic-era lows, and we expect them to migrate to above 3% by year-end.

GROWTH OF $1,000,000: SINCE INCEPTION (9/18/18) THROUGH 4/30/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/23

	6 MONTHS	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 9/19/18
Without Sales Charge	3.56%	1.79%	1.59%
With Sales Charge	1.27	-0.51	1.09
Class I Shares – Inception 9/19/18	3.58	2.02	1.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/23, the Fund's gross expense ratio for Class A shares is 0.63%, and Class I shares is 0.38%. The expense ratios shown above may differ from the more recent expense ratios reported in the Financial Highlights section of this report.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results. Load-adjusted returns are adjusted for the maximum frontend sales load of 2.25% for Class A shares.

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Bloomberg 1-3 Year Government/Credit Index includes all medium and larger issues of US government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Bloomberg US 1-3 Year Credit Index measures the investment-grade, US dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the US Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities that have maturities of between 1 and 3 years.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of highyield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from November 1, 2022 to April 30, 2023. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund's chart:

Actual

In this part of the chart, you'll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from November 1, 2022 to April 30, 2023, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of the fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the Actual Expenses per $1,000 row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you'll see the hypothetical expenses you would have paid on a $1,000 investment from November 1, 2022 to April 30, 2023, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you'll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2022 and held through April 30, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.20	$10.00	$4.94	$4.53
Actual – Ending Balance	$1,051.00	$1,047.00	$1,053.00	$1,053.40
Hypothetical Expenses per $1,000*	$6.11	$9.84	$4.86	$4.46
Hypothetical – Ending Value	$1,018.75	$1,015.03	$1,019.98	$1,020.38
Annualized expense ratio(1),(2)	1.22%	1.97%	0.97%	0.89%
CALAMOS HEDGED EQUITY FUND
Actual Expenses per $1,000**	$5.99	$9.81	$4.72	$—
Actual – Ending Balance	$1,064.70	$1,061.10	$1,067.30	$—
Hypothetical Expenses per $1,000**	$5.86	$9.59	$4.61	$—
Hypothetical – Ending Value	$1,018.99	$1,015.27	$1,020.23	$—
Annualized expense ratio	1.17%	1.92%	0.92%	—
CALAMOS PHINEUS LONG/SHORT FUND
Actual Expenses per $1,000**	$12.01	$15.73	$10.70	$—
Actual – Ending Balance	$1,043.10	$1,039.50	$1,044.90	$—
Hypothetical Expenses per $1,000**	$11.83	$15.49	$10.54	$—
Hypothetical – Ending Value	$1,013.04	$1,009.37	$1,014.33	$—
Annualized expense ratio(2)	2.37%	3.11%	2.11%	—
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000**	$5.03	$8.75	$3.79	$—
Actual – Ending Balance	$1,008.30	$1,004.40	$1,009.30	$—
Hypothetical Expenses per $1,000**	$5.06	$8.80	$3.81	$—
Hypothetical – Ending Value	$1,019.79	$1,016.07	$1,021.03	$—
Annualized expense ratio	1.01%	1.76%	0.76%	—
CALAMOS GLOBAL CONVERTIBLE FUND
Actual Expenses per $1,000**	$6.84	$10.65	$5.57	$—
Actual – Ending Balance	$1,058.50	$1,055.30	$1,060.40	$—
Hypothetical Expenses per $1,000**	$6.71	$10.44	$5.46	$—
Hypothetical – Ending Value	$1,018.15	$1,014.43	$1,019.39	$—
Annualized expense ratio(3)	1.34%	2.09%	1.09%	—
CALAMOS TIMPANI SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.23	$9.81	$5.04	$4.41
Actual – Ending Balance	$932.80	$929.70	$934.30	$935.20
Hypothetical Expenses per $1,000*	$6.51	$10.24	$5.26	$4.61
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$1,020.23
Annualized expense ratio(3)	1.30%	2.05%	1.05%	0.92%
CALAMOS TIMPANI SMID GROWTH
Actual Expenses per $1,000***	$6.56	$—	$5.35	$5.16
Actual – Ending Balance	$959.60	$—	$961.90	$961.90
Hypothetical Expenses per $1,000***	$6.76	$—	$5.51	$5.31
Hypothetical – Ending Value	$1,018.10	$—	$1,019.34	$1,019.54
Annualized expense ratio(3)	1.35%	—	1.10%	1.06%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

***  Expenses for all Fund Classes A, I, and R6 are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(1)  Annualized Expense Ratios for Market Neutral Income Fund are adjusted to reflect fee waiver related to its investment in an affiliated fund.

(2)  Includes 0.19% and 0.74% related to dividend expense on short positions for Market Neutral Income Fund and Phineus Long/Short Fund, respectively.

(3)  Annualized Expense Ratios for Global Convertible Fund, Timpani Small Cap Growth Fund and Timpani SMID Growth Fund are adjusted to reflect an expense limitation agreement.
www.calamos.com

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2022 and held through April 30, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000**	$6.96	$10.89	$5.67	$—
Actual – Ending Balance	$1,095.30	$1,091.60	$1,096.90	$—
Hypothetical Expenses per $1,000**	$6.71	$10.49	$5.46	$—
Hypothetical – Ending Value	$1,018.15	$1,014.38	$1,019.39	$—
Annualized expense ratio	1.34%	2.10%	1.09%	—
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.43	$9.25	$4.15	$3.74
Actual – Ending Balance	$1,065.20	$1,061.40	$1,066.20	$1,066.70
Hypothetical Expenses per $1,000*	$5.31	$9.05	$4.06	$3.66
Hypothetical – Ending Value	$1,019.54	$1,015.82	$1,020.78	$1,021.17
Annualized expense ratio	1.06%	1.81%	0.81%	0.73%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000**	$6.97	$10.83	$5.68	$—
Actual – Ending Balance	$1,083.10	$1,079.00	$1,083.50	$—
Hypothetical Expenses per $1,000**	$6.76	$10.49	$5.51	$—
Hypothetical – Ending Value	$1,018.10	$1,014.38	$1,019.34	$—
Annualized expense ratio(4)	1.35%	2.10%	1.10%	—
CALAMOS SELECT FUND
Actual Expenses per $1,000**	$5.89	$9.72	$4.62	$—
Actual – Ending Balance	$1,067.20	$1,063.60	$1,069.10	$—
Hypothetical Expenses per $1,000**	$5.76	$9.49	$4.51	$—
Hypothetical – Ending Value	$1,019.09	$1,015.37	$1,020.33	$—
Annualized expense ratio(4)	1.15%	1.90%	0.90%	—
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.06	$10.06	$4.72	$4.24
Actual – Ending Balance	$1,162.70	$1,158.60	$1,164.60	$1,165.20
Hypothetical Expenses per $1,000*	$5.66	$9.39	$4.41	$3.96
Hypothetical – Ending Value	$1,019.19	$1,015.47	$1,020.43	$1,020.88
Annualized expense ratio(4)	1.13%	1.88%	0.88%	0.79%
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000**	$6.77	$10.66	$5.47	$—
Actual – Ending Balance	$1,101.30	$1,097.40	$1,102.50	$—
Hypothetical Expenses per $1,000**	$6.51	$10.24	$5.26	$—
Hypothetical – Ending Value	$1,018.35	$1,014.63	$1,019.59	$—
Annualized expense ratio(4)	1.30%	2.05%	1.05%	—
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.33	$11.23	$6.02	$5.71
Actual – Ending Balance	$1,110.40	$1,106.90	$1,111.80	$1,112.50
Hypothetical Expenses per $1,000*	$7.00	$10.74	$5.76	$5.46
Hypothetical – Ending Value	$1,017.85	$1,014.13	$1,019.09	$1,019.39
Annualized expense ratio(4)	1.40%	2.15%	1.15%	1.09%

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(4)  Annualized Expense Ratios for Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund and Global Equity Fund are adjusted to reflect an expense limitation agreement.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, November 1, 2022 and held through April 30, 2023.

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
CALAMOS GLOBAL OPPORTUNITIES FUND
Actual Expenses per $1,000**	$6.31	$10.17	$5.02	$—
Actual – Ending Balance	$1,086.30	$1,081.50	$1,087.10	$—
Hypothetical Expenses per $1,000**	$6.11	$9.84	$4.86	$—
Hypothetical – Ending Value	$1,018.75	$1,015.03	$1,019.98	$—
Annualized expense ratio(5)	1.22%	1.97%	0.97%	—
CALAMOS INTERNATIONAL SMALL CAP GROWTH FUND
Actual Expenses per $1,000*	$6.08	$10.00	$4.91	$4.86
Actual – Ending Balance	$1,062.30	$1,057.70	$1,063.50	$1,063.50
Hypothetical Expenses per $1,000*	$5.96	$9.79	$4.81	$4.76
Hypothetical – Ending Value	$1,018.89	$1,015.08	$1,020.03	$1,020.08
Annualized expense ratio(5)	1.19%	1.96%	0.96%	0.95%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000**	$4.66	$8.48	$3.38	$—
Actual – Ending Balance	$1,064.40	$1,059.30	$1,065.80	$—
Hypothetical Expenses per $1,000**	$4.56	$8.30	$3.31	$—
Hypothetical – Ending Value	$1,020.28	$1,016.56	$1,021.52	$—
Annualized expense ratio(5)	0.91%	1.66%	0.66%	—
CALAMOS HIGH INCOME OPPORTUNITIES FUND
Actual Expenses per $1,000**	$5.08	$8.87	$3.81	$—
Actual – Ending Balance	$1,048.10	$1,043.80	$1,050.70	$—
Hypothetical Expenses per $1,000**	$5.01	$8.75	$3.76	$—
Hypothetical – Ending Value	$1,019.84	$1,016.12	$1,021.08	$—
Annualized expense ratio(5)	1.00%	1.75%	0.75%	—
CALAMOS SHORT-TERM BOND FUND
Actual Expenses per $1,000****	$3.18	$—	$1.92	$—
Actual – Ending Balance	$1,035.60	$—	$1,035.80	$—
Hypothetical Expenses per $1,000****	$3.16	$—	$1.91	$—
Hypothetical – Ending Value	$1,021.67	$—	$1,022.91	$—
Annualized expense ratio	0.63%	—	0.38%	—

*  Expenses for all Fund Classes A, C, I, and R6, are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

**  Expenses for all Fund Classes A, C, and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

****  Expenses for all Fund Classes A and I are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365.

(5)  Annualized Expense Ratios for Global Opportunities Fund, International Small Cap Growth Fund, Global Sustainable Equities Fund, Total Return Bond Fund and High Income Opportunities Fund are adjusted to reflect fee waiver.

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (38.4%)
		Communication Services (4.7%)
50,000,000	EUR	America Movil, BV 0.000%, 03/02/24	$59,391,332
7,500,000		Bandwidth, Inc. 0.500%, 04/01/28~	4,807,350
3,000,000		0.250%, 03/01/26	2,348,250
12,000,000		Bilibili, Inc.~ 1.375%, 04/01/26	13,337,760
5,000,000		1.250%, 06/15/27	4,974,650
10,000,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	14,535,610
5,000,000	EUR	0.750%, 11/20/31	4,407,216
1,000,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	7,549,561
5,000,000		Fubotv, Inc.~ 3.250%, 02/15/26	2,152,650
19,667,000		iQIYI, Inc.~ 4.000%, 12/15/26	17,548,864
10,000,000		JOYY, Inc.~ 1.375%, 06/15/26	9,179,200
10,000,000		0.750%, 06/15/25	9,928,200
15,000,000		Live Nation Entertainment, Inc.*^ 3.125%, 01/15/29	14,567,550
20,000,000		Lyft, Inc. 1.500%, 05/15/25	17,859,200
12,500,000		Magnite, Inc.~ 0.250%, 03/15/26	10,248,625
20,000,000		Match Group Financeco 2, Inc.*^ 0.875%, 06/15/26	17,667,800
15,000,000		Match Group Financeco 3, Inc.~*^ 2.000%, 01/15/30	12,730,050
7,707,000		Perficient, Inc. 0.125%, 11/15/26	6,089,378
26,500,000		Radius Global Infrastructure, Inc.~* 2.500%, 09/15/26	25,939,790
80,040,000		Sea, Ltd.~ 0.250%, 09/15/26^	63,635,802
9,614,000		1.000%, 12/01/24	15,096,864
7,500,000		2.375%, 12/01/25	8,614,800
77,897,000		Snap, Inc. 0.000%, 05/01/27~	57,501,228
40,000,000		0.125%, 03/01/28	27,891,600
14,970,000		0.750%, 08/01/26~	12,941,266
10,000,000		0.250%, 05/01/25~	9,189,400
20,000,000		TechTarget, Inc. 0.000%, 12/15/26	15,487,800
7,500,000		0.125%, 12/15/25~	6,464,025
15,000,000		TripAdvisor, Inc.~ 0.250%, 04/01/26	12,591,600
29,701,000		World Wrestling Entertainment, Inc.~ 3.375%, 12/15/23	127,585,101
PRINCIPAL AMOUNT			VALUE
20,000,000		Ziff Davis, Inc.~*^ 1.750%, 11/01/26	$19,167,800
18,000,000		Zillow Group, Inc.~ 0.750%, 09/01/24	20,881,080
15,000,000		1.375%, 09/01/26^	17,583,900
			669,895,302
		Consumer Discretionary (6.7%)
91,893,000		Airbnb, Inc.~ 0.000%, 03/15/26	80,366,861
21,500,000		Carnival Corp. 5.750%, 10/01/24	25,375,160
20,000,000		5.750%, 12/01/27*^	20,622,400
3,009,000		Cheesecake Factory, Inc.~ 0.375%, 06/15/26	2,513,357
13,457,000		Chegg, Inc.~ 0.125%, 03/15/25	12,075,639
12,500,000		0.000%, 09/01/26	10,026,750
7,500,000		Cracker Barrel Old Country Store, Inc.~ 0.625%, 06/15/26	6,685,950
35,000,000	EUR	Delivery Hero, SE 1.500%, 01/15/28	25,666,016
40,000,000		DISH Network Corp. 0.000%, 12/15/25	19,802,000
75,956,000		DraftKings Holdings, Inc.~^ 0.000%, 03/15/28	54,632,112
60,000,000		Etsy, Inc.~ 0.250%, 06/15/28	48,849,600
30,000,000		0.125%, 10/01/26^	40,197,300
18,500,000		Farfetch, Ltd.~ 3.750%, 05/01/27	14,067,585
30,000,000		Fiverr International, Ltd.~ 0.000%, 11/01/25	25,565,700
10,000,000		Ford Motor Company~ 0.000%, 03/15/26	9,768,900
6,500,000		Groupon, Inc.~ 1.125%, 03/15/26	2,351,570
15,000,000		Guess?, Inc.* 3.750%, 04/15/28	15,113,400
10,000,000		Li Auto, Inc.~ 0.250%, 05/01/28	10,828,700
10,000,000		Liberty Broadband Corp.* 3.125%, 03/31/53	9,905,900
62,500,000		Lucid Group, Inc.~* 1.250%, 12/15/26	34,076,875
13,000,000		Luminar Technologies, Inc.~* 1.250%, 12/15/26	8,436,090
10,000,000		Marriott Vacations Worldwide Corp.^ 3.250%, 12/15/27*	9,846,900
7,000,000		0.000%, 01/15/26~	6,811,490
20,000,000		Meituan 0.000%, 04/27/27	17,476,600

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
12,500,000		MercadoLibre, Inc.~^ 2.000%, 08/15/28	$36,726,375
7,500,000		National Vision Holdings, Inc.~ 2.500%, 05/15/25	7,457,700
10,199,000		NIO, Inc.~ 0.500%, 02/01/27	8,047,521
10,000,000		0.000%, 02/01/26	9,295,000
20,000,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	17,256,187
17,000,000		PDD Holdings, Inc.~ 0.000%, 12/01/25	16,230,750
6,750,000		0.000%, 10/01/24	10,936,890
47,500,000		Peloton Interactive, Inc.~^ 0.000%, 02/15/26	35,511,950
5,000,000		Porch Group, Inc.~* 0.750%, 09/15/26	1,616,250
37,500,000		Rivian Automotive, Inc.*^ 4.625%, 03/15/29	34,888,500
30,000,000		Royal Caribbean Cruises, Ltd.~* 6.000%, 08/15/25	45,879,600
10,245,000		Shake Shack, Inc.~ 0.000%, 03/01/28	7,546,262
10,833,000		Stride, Inc.~ 1.125%, 09/01/27	11,354,392
16,822,000		Tesla, Inc.~ 2.000%, 05/15/24	133,480,047
11,632,000		Vroom, Inc.~ 0.750%, 07/01/26	4,185,543
27,590,000		Wayfair, Inc. 0.625%, 10/01/25~^	20,795,411
25,000,000		1.000%, 08/15/26^	16,357,000
23,055,000		3.250%, 09/15/27*	19,812,545
12,500,000		Winnebago Industries, Inc.~ 1.500%, 04/01/25	13,919,625
7,029,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	7,996,542
			970,356,945
		Consumer Staples (0.4%)
11,500,000		Beauty Health Company~*^ 1.250%, 10/01/26	9,475,885
36,755,000		Beyond Meat, Inc.~ 0.000%, 03/15/27	8,272,448
8,000,000		Freshpet, Inc.* 3.000%, 04/01/28	9,647,200
15,000,000		Herbalife Ltd.~^ 2.625%, 03/15/24	14,373,300
15,000,000		Post Holdings, Inc.~* 2.500%, 08/15/27	15,735,750
610,000,000	JPY	Yaoko Company, Ltd. 0.000%, 06/20/24	5,295,397
			62,799,980
		Energy (1.2%)
15,000,000		Chesapeake Energy Corp.& 5.500%, 09/15/26	300,000
PRINCIPAL AMOUNT			VALUE
5,000,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	$5,632,900
71,500,000		Pioneer Natural Resources Company~ 0.250%, 05/15/25	163,250,945
			169,183,845
		Financials (0.7%)
80,800,000		Coinbase Global, Inc.~ 0.500%, 06/01/26	52,307,496
20,000,000		JPMorgan Chase Bank NA 0.000%, 12/28/23	19,346,600
75,000,000	HKD	Link CB Ltd. 4.500%, 12/12/27	10,196,633
13,000,000		PRA Group, Inc.~ 3.500%, 06/01/23	12,967,240
10,000,000		SoFi Technologies, Inc.~* 0.000%, 10/15/26	7,177,600
			101,995,569
		Health Care (4.3%)
30,000,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	29,808,900
4,000,000		Alphatec Holdings, Inc.~ 0.750%, 08/01/26	4,117,800
8,500,000		Ascendis Pharma, A/S 2.250%, 04/01/28	7,136,770
10,000,000		Bridgebio Pharma, Inc.~ 2.500%, 03/15/27	7,180,600
10,000,000		2.250%, 02/01/29	6,097,900
3,759,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	2,713,321
15,000,000		CONMED Corp.~* 2.250%, 06/15/27	16,273,650
3,188,000		CryoPort, Inc.~* 0.750%, 12/01/26	2,514,471
30,000,000		Dexcom, Inc.~ 0.750%, 12/01/23	88,996,200
5,000,000		Evolent Health, Inc.~ 1.500%, 10/15/25	6,418,150
37,000,000		Halozyme Therapeutics, Inc.~* 1.000%, 08/15/28	32,490,810
81,957,000		Illumina, Inc.~ 0.000%, 08/15/23	80,653,884
17,000,000		Innoviva, Inc. 2.500%, 08/15/25~	16,557,320
10,000,000		2.125%, 03/15/28	7,928,000
9,000,000		Insmed, Inc.~ 0.750%, 06/01/28	7,502,400
27,500,000		Insulet Corp.~ 0.375%, 09/01/26	41,111,950
8,501,000		Integer Holdings Corp.*^ 2.125%, 02/15/28	9,734,240
5,000,000		Intercept Pharmaceuticals, Inc. 2.000%, 05/15/26	4,211,300

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
11,243,000	Ionis Pharmaceuticals, Inc.~ 0.125%, 12/15/24	$10,465,996
12,500,000	Ironwood Pharmaceuticals, Inc.~ 0.750%, 06/15/24	12,454,375
9,500,000	1.500%, 06/15/26	9,571,060
24,500,000	Jazz Investments I, Ltd.~ 2.000%, 06/15/26	26,688,340
5,000,000	Lantheus Holdings, Inc.*^ 2.625%, 12/15/27	6,644,550
7,250,000	Livongo Health, Inc. 0.875%, 06/01/25	6,521,448
5,000,000	Mesa Laboratories, Inc.~ 1.375%, 08/15/25	4,578,250
10,000,000	Natera, Inc.~ 2.250%, 05/01/27	15,086,100
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,201,100
7,500,000	Neurocrine Biosciences, Inc.~ 2.250%, 05/15/24	10,157,400
4,500,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	4,443,255
15,000,000	Novocure, Ltd.~ 0.000%, 11/01/25	13,441,200
7,500,000	Oak Street Health, Inc. 0.000%, 03/15/26	7,442,550
12,500,000	Omnicell, Inc.~ 0.250%, 09/15/25	11,813,500
11,233,000	Pacira BioSciences, Inc.~ 0.750%, 08/01/25	10,631,136
4,000,000	Revance Therapeutics, Inc. 1.750%, 02/15/27	4,888,560
45,000,000	Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	50,861,700
12,500,000	SmileDirectClub, Inc.* 0.000%, 02/01/26	1,111,500
5,000,000	Tabula Rasa HealthCare, Inc.~ 1.750%, 02/15/26	4,126,600
16,250,000	Teladoc Health, Inc.~^ 1.250%, 06/01/27	12,995,288
10,500,000	Veradigm, Inc.~ 0.875%, 01/01/27	11,606,910
		614,178,484
	Industrials (1.4%)
17,500,000	American Airlines Group, Inc.~ 6.500%, 07/01/25	19,362,175
10,000,000	Axon Enterprise, Inc.* 0.500%, 12/15/27	11,310,800
15,000,000	Chart Industries, Inc. 1.000%, 11/15/24	34,591,050
11,250,000	FTI Consulting, Inc.~ 2.000%, 08/15/23	20,065,050
6,600,000	Greenbrier Companies, Inc.~ 2.875%, 04/15/28	5,419,458
PRINCIPAL AMOUNT			VALUE
20,000,000		John Bean Technologies Corp. 0.250%, 05/15/26	$18,503,200
16,467,000		Middleby Corp.~^ 1.000%, 09/01/25	19,985,833
10,000,000	EUR	Safran, SA 0.875%, 05/15/27	16,327,190
12,500,000		Seaspan Corp.*& 3.750%, 12/15/25	15,541,250
4,000,000		Stem, Inc.~* 0.500%, 12/01/28	2,097,960
35,000,000		Upwork, Inc.~ 0.250%, 08/15/26	27,847,400
15,000,000		Virgin Galactic Holdings, Inc.~* 2.500%, 02/01/27	6,220,200
			197,271,566
		Information Technology (17.1%)
20,000,000		3D Systems Corp. 0.000%, 11/15/26	14,584,200
30,056,000		Affirm Holdings, Inc. 0.000%, 11/15/26	19,184,144
83,500,000		Akamai Technologies, Inc.~ 0.375%, 09/01/27	78,942,570
55,000,000		0.125%, 05/01/25	56,782,550
10,000,000		Altair Engineering, Inc.~* 1.750%, 06/15/27	11,456,000
10,000,000		Alteryx, Inc.~ 1.000%, 08/01/26	8,273,600
10,000,000		0.500%, 08/01/24	9,252,400
16,398,000		Bentley Systems, Inc.~ 0.125%, 01/15/26	15,486,435
15,000,000		BigCommerce Holdings, Inc. 0.250%, 10/01/26	11,599,050
50,000,000		BILL Holdings, Inc. 0.000%, 12/01/25~	45,931,500
20,000,000		0.000%, 04/01/27^	15,844,600
50,000,000		Blackline, Inc.~ 0.000%, 03/15/26	42,087,500
24,000,000		0.125%, 08/01/24	24,257,520
40,000,000		Block, Inc. 0.125%, 03/01/25~	37,368,800
35,000,000		0.500%, 05/15/23~	35,029,400
20,000,000		0.250%, 11/01/27^	15,386,600
17,000,000		0.000%, 05/01/26~	14,012,760
25,000,000		Box, Inc.~ 0.000%, 01/15/26	29,167,750
20,000,000		Ceridian HCM Holding, Inc.~ 0.250%, 03/15/26	17,522,400
60,000,000		Cloudflare, Inc.~ 0.000%, 08/15/26	49,451,400
59,700,000		Confluent, Inc.~ 0.000%, 01/15/27	47,518,812
15,000,000		CyberArk Software, Ltd.~ 0.000%, 11/15/24	15,644,400
20,000,000		Datadog, Inc.~ 0.125%, 06/15/25	20,989,200

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
62,500,000	DigitalOcean Holdings, Inc.~ 0.000%, 12/01/26	$48,926,250
27,750,000	Dropbox, Inc.~ 0.000%, 03/01/28^	23,738,460
23,000,000	0.000%, 03/01/26	20,401,690
16,000,000	Enphase Energy, Inc.~ 0.000%, 03/01/28^	15,031,840
10,000,000	0.000%, 03/01/26	9,554,200
10,000,000	Envestnet, Inc. 2.625%, 12/01/27*^	10,979,000
6,000,000	0.750%, 08/15/25	5,578,620
8,000,000	Everbridge, Inc.~ 0.000%, 03/15/26	6,590,320
50,000,000	Fastly, Inc.~ 0.000%, 03/15/26	40,176,500
15,000,000	Five9, Inc.~ 0.500%, 06/01/25	13,795,800
20,000,000	Guidewire Software, Inc.~^ 1.250%, 03/15/25	19,322,800
5,000,000	Impinj, Inc. 1.125%, 05/15/27	5,409,800
15,000,000	Infinera Corp.~ 2.125%, 09/01/24	14,669,700
6,000,000	3.750%, 08/01/28*	7,141,500
13,000,000	Insight Enterprises, Inc.~ 0.750%, 02/15/25	23,259,600
10,000,000	InterDigital, Inc.~* 3.500%, 06/01/27	10,867,900
15,000,000	Itron, Inc.~^ 0.000%, 03/15/26	12,632,700
15,000,000	Jamf Holding Corp. 0.125%, 09/01/26	12,488,850
8,000,000	Lenovo Group, Ltd. 3.375%, 01/24/24	10,194,400
8,000,000	2.500%, 08/26/29	8,845,120
17,500,000	LivePerson, Inc.~ 0.000%, 12/15/26	11,277,175
50,500,000	Lumentum Holdings, Inc. 0.500%, 12/15/26~	42,942,170
20,000,000	0.250%, 03/15/24~	20,205,600
12,500,000	0.500%, 06/15/28	9,423,125
10,000,000	Marathon Digital Holdings, Inc. 1.000%, 12/01/26	4,486,800
29,523,000	MicroStrategy, Inc. 0.000%, 02/15/27~	17,921,642
9,601,000	0.750%, 12/15/25	9,858,787
7,000,000	Model N, Inc.* 1.875%, 03/15/28	6,899,830
65,500,000	MongoDB, Inc.~ 0.250%, 01/15/26	86,404,980
40,000,000	NCL Corp. Ltd. 1.125%, 02/15/27	29,168,000
10,000,000	New Relic, Inc.~ 0.500%, 05/01/23	9,991,100
PRINCIPAL AMOUNT		VALUE
20,000,000	Nice Systems, Inc.~ 1.250%, 01/15/24	$48,824,600
8,681,000	Nice, Ltd. 0.000%, 09/15/25	8,150,504
10,000,000	Nova, Ltd.~ 0.000%, 10/15/25	13,115,800
23,960,000	Nutanix, Inc. 0.250%, 10/01/27	19,849,901
43,500,000	Okta, Inc.~ 0.375%, 06/15/26	36,878,865
32,500,000	0.125%, 09/01/25	29,159,975
70,000,000	ON Semiconductor Corp. 0.000%, 05/01/27~	102,962,300
35,000,000	0.500%, 03/01/29*	33,859,700
109,925,000	Palo Alto Networks, Inc.~ 0.750%, 07/01/23	225,213,241
78,000,000	0.375%, 06/01/25	144,339,000
22,500,000	Pegasystems, Inc. 0.750%, 03/01/25	20,334,375
12,500,000	Progress Software Corp.~ 1.000%, 04/15/26	13,317,000
2,000,000	PROS Holdings, Inc. 2.250%, 09/15/27	1,922,240
30,625,000	Q2 Holdings, Inc.~ 0.125%, 11/15/25	25,912,119
19,500,000	Rapid7, Inc.~^ 0.250%, 03/15/27	17,542,005
7,500,000	Repay Holdings Corp.~* 0.000%, 02/01/26	5,727,600
41,100,000	RingCentral, Inc.~ 0.000%, 03/15/26^	33,411,423
20,000,000	0.000%, 03/01/25	17,790,400
17,500,000	Shift4 Payments, Inc.~ 0.500%, 08/01/27	15,662,850
15,000,000	0.000%, 12/15/25^	16,462,050
15,000,000	Shopify, Inc.~^ 0.125%, 11/01/25	13,268,700
5,000,000	SMART Global Holdings, Inc. 2.250%, 02/15/26	5,129,350
40,000,000	Splunk, Inc. 0.500%, 09/15/23~	39,206,400
32,500,000	1.125%, 09/15/25~	30,808,050
20,000,000	1.125%, 06/15/27	17,122,600
75,000,000	Spotify USA, Inc.~ 0.000%, 03/15/26	63,378,000
15,000,000	Teradyne, Inc.~ 1.250%, 12/15/23	43,293,750
90,074,000	Unity Software, Inc. 0.000%, 11/15/26	70,251,415
10,000,000	Varonis Systems, Inc. 1.250%, 08/15/25	10,449,500
10,000,000	Verint Systems, Inc.~ 0.250%, 04/15/26	8,865,300
5,000,000	Veritone, Inc. 1.750%, 11/15/26	3,366,900

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
10,000,000		Vishay Intertechnology, Inc.~ 2.250%, 06/15/25	$9,794,300
26,500,000		Western Digital Corp.~ 1.500%, 02/01/24	25,627,090
10,000,000		Wix.com, Ltd.~ 0.000%, 07/01/23	9,892,800
17,500,000		Wolfspeed, Inc. 1.750%, 05/01/26~	21,212,450
15,000,000		0.250%, 02/15/28	10,845,600
12,500,000		1.875%, 12/01/29*	9,261,375
17,500,000		Workiva, Inc.~ 1.125%, 08/15/26	23,256,450
15,000,000		Zscaler, Inc. 0.125%, 07/01/25	14,539,950
			2,463,963,778
		Materials (0.4%)
10,000,000		Amyris, Inc. 1.500%, 11/15/26	2,362,200
10,000,000		ATI, Inc.~ 3.500%, 06/15/25	25,263,600
3,124,000		Lithium Americas Corp. 1.750%, 01/15/27	2,438,188
20,000,000	CHF	Sika, AG^ 0.150%, 06/05/25	29,380,321
			59,444,309
		Other (0.1%)
10,000,000		QIAGEN, NV 0.000%, 12/17/27	8,982,000
10,000,000		Upstart Holdings, Inc. 0.250%, 08/15/26	5,751,200
			14,733,200
		Real Estate (0.4%)
20,000,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	24,159,167
12,500,000		Opendoor Technologies, Inc.~* 0.250%, 08/15/26	5,922,000
5,000,000		Realogy Group, LLC / Realogy Co-Issuer Corp.~ 0.250%, 06/15/26	3,683,150
20,000,000		Redfin Corp.~ 0.500%, 04/01/27	12,496,200
15,000,000		0.000%, 10/15/25	11,013,900
			57,274,417
		Utilities (1.0%)
40,000,000		Duke Energy Corp.* 4.125%, 04/15/26	40,817,200
12,500,000		NextEra Energy Partners, LP~* 0.000%, 06/15/24	11,654,750
5,000,000		NRG Energy, Inc. 2.750%, 06/01/48	5,161,600
PRINCIPAL AMOUNT		VALUE
21,922,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	$22,006,838
50,000,000	Southern Company* 3.875%, 12/15/25	51,548,000
10,000,000	Sunnova Energy International, Inc.~ 2.625%, 02/15/28*^	8,100,700
10,000,000	0.250%, 12/01/26	7,728,800
		147,017,888
	TOTAL CONVERTIBLE BONDS (Cost $5,682,918,601)	5,528,115,283
CORPORATE BONDS (1.6%)
	Airlines (0.0%)
2,550,000	Mileage Plus Holdings, LLC / Mileage Plus Intellectual Property Assets, Ltd.* 6.500%, 06/20/27	2,552,295
	Communication Services (0.1%)
3,257,000	Comcast Corp. 3.375%, 08/15/25	3,182,936
3,000,000	5.250%, 11/07/25	3,063,240
3,214,000	Netflix, Inc.* 3.625%, 06/15/25	3,124,201
2,500,000	Verizon Communications, Inc. 1.450%, 03/20/26	2,303,975
		11,674,352
	Consumer Discretionary (0.2%)
5,000,000	American Honda Finance Corp. 4.750%, 01/12/26	5,054,500
4,000,000	BorgWarner, Inc. 5.000%, 10/01/25*	3,985,680
3,120,000	3.375%, 03/15/25^	3,052,296
5,000,000	Cargill, Inc.* 4.875%, 10/10/25	5,038,800
5,000,000	Dollar General Corp. 4.150%, 11/01/25	4,939,700
5,000,000	General Motors Financial Company, Inc. 1.250%, 01/08/26	4,506,550
5,000,000	Lowe's Companies, Inc. 4.400%, 09/08/25	4,980,650
1,859,000	VF Corp. 2.400%, 04/23/25	1,759,339
		33,317,515
	Consumer Staples (0.0%)
5,000,000	General Mills, Inc. 5.241%, 11/18/25	5,006,850
	Energy (0.1%)
5,000,000	Enterprise Products Operating, LLC 5.050%, 01/10/26	5,090,950

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
5,000,000	MPLX, LP 4.875%, 06/01/25	$4,986,600
2,500,000	Williams Companies, Inc. 5.400%, 03/02/26	2,553,725
		12,631,275
	Financials (0.5%)
5,000,000	Bank of America Corp.~‡ 1.530%, 12/06/25 SOFR + 0.65%	4,692,400
5,000,000	Bank of Montreal 4.250%, 09/14/24	4,936,850
1,000,000	5.200%, 12/12/24	999,920
5,000,000	Bank of NY Mellon Corp.‡ 4.414%, 07/24/26 SOFR + 1.35%	4,944,300
3,500,000	Citizens Bank NA‡ 6.064%, 10/24/25 SOFR + 1.45%	3,390,170
5,000,000	Huntington National Bank‡ 5.699%, 11/18/25 SOFR + 1.22%	4,882,950
2,000,000	Intercontinental Exchange, Inc. 3.650%, 05/23/25	1,965,480
5,000,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26 SOFR + 0.92%	4,775,150
5,000,000	Mondelez International Holdings Netherlands, BV* 4.250%, 09/15/25	4,937,800
5,000,000	PNC Financial Services Group, Inc.‡ 5.671%, 10/28/25 SOFR + 1.09%	5,022,850
5,000,000	State Street Corp.‡ 5.751%, 11/04/26 SOFR + 1.35%	5,109,250
5,000,000	Toronto-Dominion Bank 3.766%, 06/06/25	4,886,450
5,000,000	Toyota Motor Credit Corp. 3.950%, 06/30/25	4,947,950
5,000,000	Truist Financial Corp.^‡ 5.900%, 10/28/26 SOFR + 1.63%	5,034,550
5,000,000	US Bancorp‡ 5.727%, 10/21/26 SOFR + 1.43%	5,031,450
		65,557,520
	Health Care (0.3%)
5,000,000	Amgen, Inc. 5.250%, 03/02/25	5,046,150
4,860,000	Baxter International, Inc. 1.322%, 11/29/24	4,577,926
5,000,000	CVS Health Corp. 5.000%, 02/20/26	5,060,100
PRINCIPAL AMOUNT		VALUE
5,000,000	Elevance Health, Inc. 5.350%, 10/15/25	$5,074,550
4,283,000	Gilead Sciences, Inc. 3.500%, 02/01/25	4,208,347
2,000,000	Horizon Pharma USA, Inc.* 5.500%, 08/01/27	2,056,120
5,000,000	UnitedHealth Group, Inc. 5.150%, 10/15/25	5,098,500
5,000,000	Zoetis, Inc. 5.400%, 11/14/25	5,099,200
		36,220,893
	Industrials (0.1%)
2,500,000	Lockheed Martin Corp. 4.950%, 10/15/25	2,542,175
3,830,000	Raytheon Technologies Corp. 3.950%, 08/16/25	3,780,785
1,750,000	Roper Technologies, Inc. 2.350%, 09/15/24	1,687,245
5,000,000	Siemens Financieringsmaatschappij, NV* 3.250%, 05/27/25	4,881,000
		12,891,205
	Information Technology (0.1%)
3,500,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	3,384,185
3,000,000	Mercedes-Benz Finance North America, LLC* 5.375%, 11/26/25	3,047,790
5,000,000	PayPal Holdings, Inc. 2.650%, 10/01/26	4,737,600
5,000,000	Take-Two Interactive Software, Inc. 3.300%, 03/28/24	4,905,600
		16,075,175
	Materials (0.1%)
3,417,000	Sherwin-Williams Company~ 4.050%, 08/08/24	3,375,244
10,000,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	10,032,800
		13,408,044
	Other (0.0%)
5,000,000	Diageo Capital, PLC 5.200%, 10/24/25	5,080,250
1,457,000	Schlumberger Holdings Corp.* 3.750%, 05/01/24	1,438,452
		6,518,702
	Utilities (0.1%)
5,000,000	National Rural Utilities Cooperative Finance Corp. 5.450%, 10/30/25	5,103,300
5,000,000	Southern Company 5.150%, 10/06/25	5,058,100

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
5,000,000	WEC Energy Group, Inc. 5.000%, 09/27/25	$5,028,900
		15,190,300
	TOTAL CORPORATE BONDS (Cost $193,558,932)	231,044,126
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.4%)
	Communication Services (0.3%)
40,692	T-Mobile Exchangeable Trust~* 5.250%, 06/01/23	47,544,126
	Consumer Discretionary (0.2%)
316,491	Aptiv, PLC~ 5.500%, 06/15/23	35,823,616
	Financials (0.1%)
15,000	2020 Mandatory Exchangeable Trust~* 6.500%, 05/16/23	12,208,320
	Industrials (0.2%)
246,461	Chart Industries, Inc.# 6.750%, 12/15/25	13,819,069
178,572	Clarivate, PLC~ 5.250%, 06/01/24	7,142,880
47,143	RBC Bearings, Inc.~^ 5.000%, 10/15/24	5,208,830
		26,170,779
	Information Technology (0.1%)
50,000	Coherent Corp.~ 6.000%, 07/01/23	7,971,000
	Utilities (0.5%)
400,000	American Electric Power Company, Inc.~^ 6.125%, 08/15/23	20,336,000
400,000	NextEra Energy, Inc. 6.926%, 09/01/25	18,936,000
300,000	6.219%, 09/01/23~	14,724,000
150,000	PG&E Corp.~ 5.500%, 08/16/23	22,483,500
		76,479,500
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $215,847,220)	206,197,341
COMMON STOCKS (54.8%)
	Communication Services (4.1%)
321,063	Activision Blizzard, Inc.~#	24,949,806
1,009,651	Alphabet, Inc. - Class A~#	108,375,938
1,168,601	Alphabet, Inc. - Class C~#	126,466,000
1,097,717	AT&T, Inc.	19,396,659
NUMBER OF SHARES		VALUE
899,938	Comcast Corp. - Class A~	$37,230,435
162,671	Fox Corp. - Class A^	5,410,438
202,676	Match Group, Inc.#	7,478,744
474,009	Meta Platforms, Inc. - Class A~#	113,913,843
90,551	Netflix, Inc.#	29,875,491
240,268	Paramount Global - Class B	5,605,452
144,959	T-Mobile US, Inc.#	20,859,600
700,000	TEGNA, Inc.	11,970,000
837,685	Verizon Communications, Inc.~	32,527,309
406,307	Walt Disney Company~#	41,646,468
		585,706,183
	Consumer Discretionary (4.7%)
1,799,967	Amazon.com, Inc.~#	189,806,520
155,038	Aptiv, PLC#	15,947,209
7,543	Booking Holdings, Inc.~#	20,262,836
205,248	Caesars Entertainment, Inc.^#	9,295,682
973,755	Carnival Corp.^#	8,968,284
9,579	Chipotle Mexican Grill, Inc. - Class A#	19,805,732
57,506	Darden Restaurants, Inc.~	8,736,887
426,307	DISH Network Corp. - Class A^#	3,201,566
49,881	Dollar General Corp.~	11,046,646
174,697	DR Horton, Inc.~	19,185,224
163,821	eBay, Inc.	7,606,209
836,378	Ford Motor Company~	9,936,171
314,009	General Motors Company	10,374,857
217,483	Home Depot, Inc.~	65,362,341
543,703	iRobot Corp.~#	21,383,839
175,942	Lowe's Companies, Inc.~	36,566,026
154,015	McDonald's Corp.	45,549,936
190,815	MGM Resorts International	8,571,410
294,770	NIKE, Inc. - Class B~	37,353,254
446,904	Norwegian Cruise Line Holdings, Ltd.^#	5,966,168
23,647	O'Reilly Automotive, Inc.#	21,691,630
99,301	Ross Stores, Inc.~	10,598,396
241,173	Starbucks Corp.~	27,563,662
138,720	Tesla, Inc.#	22,793,083
272,903	TJX Companies, Inc.~	21,510,214
30,020	Ulta Beauty, Inc.#	16,553,929
		675,637,711
	Consumer Staples (3.6%)
798,403	Albertsons Companies, Inc. - Class A	16,686,623
404,258	Altria Group, Inc.~	19,206,298
164,436	Archer-Daniels-Midland Company~	12,839,163
105,675	Church & Dwight Company, Inc.	10,263,156
701,163	Coca-Cola Company	44,979,606
162,938	Colgate-Palmolive Company~	13,002,452
81,673	Constellation Brands, Inc. - Class A	18,741,503
64,710	Costco Wholesale Corp.~	32,563,366
61,996	Estee Lauder Companies, Inc. - Class A	15,295,653
178,221	General Mills, Inc.	15,795,727
131,359	Kellogg Company~	9,164,917
97,902	Kimberly-Clark Corp.	14,185,021

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
226,414	Kraft Heinz Company	$8,891,278
234,671	Kroger Company	11,412,051
462,179	Mondelez International, Inc. - Class A	35,458,373
203,462	Monster Beverage Corp.#	11,393,872
215,599	PepsiCo, Inc.~	41,155,693
386,218	Philip Morris International, Inc.~	38,610,213
379,317	Procter & Gamble Company	59,317,593
176,311	Sysco Corp.	13,530,106
109,102	Target Corp.~	17,210,841
358,764	Walmart, Inc.~	54,162,601
		513,866,106
	Energy (2.3%)
419,453	Chevron Corp.~	70,711,387
269,217	ConocoPhillips~	27,699,737
80,576	EOG Resources, Inc.~	9,626,415
494,378	Exxon Mobil Corp.~	58,504,693
188,256	Hess Corp.	27,308,415
557,652	Kinder Morgan, Inc.	9,563,732
366,973	Marathon Petroleum Corp.	44,770,706
173,076	Occidental Petroleum Corp.	10,649,366
111,787	ONEOK, Inc.	7,311,988
78,461	Phillips 66~	7,767,639
113,224	Pioneer Natural Resources Company	24,631,881
248,731	Schlumberger, NV	12,274,875
75,908	Valero Energy Corp.~	8,704,370
281,371	Williams Companies, Inc.	8,514,286
		328,039,490
	Financials (5.1%)
138,608	Aflac, Inc.~	9,681,769
108,137	Allstate Corp.~	12,517,939
190,792	American Express Company~	30,782,381
395,390	American International Group, Inc.~	20,971,486
54,183	Ameriprise Financial, Inc.	16,532,317
96,664	Arthur J Gallagher & Company	20,111,912
81,273	Assurant, Inc.	10,007,144
2,197,564	Bank of America Corp.~	64,344,674
201,797	Bank of New York Mellon Corp.	8,594,534
291,723	Berkshire Hathaway, Inc. - Class B~#	95,845,592
20,937	BlackRock, Inc.~	14,052,914
96,086	Cboe Global Markets, Inc.	13,423,214
379,243	Charles Schwab Corp.~	19,811,654
124,587	Chubb, Ltd.~	25,111,756
305,816	Citigroup, Inc.~	14,394,759
43,545	CME Group, Inc.	8,089,355
122,472	Discover Financial Services	12,672,178
708,444	First Horizon Corp.	12,433,192
128,466	Fiserv, Inc.#	15,688,268
117,378	Goldman Sachs Group, Inc.~	40,312,300
458,935	Huntington Bancshares, Inc.	5,140,072
48,544	Jack Henry & Associates, Inc.	7,929,177
530,936	JPMorgan Chase & Company~	73,396,593
53,861	M&T Bank Corp.	6,775,714
149,428	Marsh & McLennan Companies, Inc.	26,925,431
162,812	MetLife, Inc.~	9,985,260
NUMBER OF SHARES		VALUE
274,860	Morgan Stanley~	$24,729,154
86,273	Northern Trust Corp.	6,743,098
64,835	Prudential Financial, Inc.~	5,640,645
56,279	S&P Global, Inc.	20,405,640
81,482	State Street Corp.~	5,887,889
72,270	Travelers Companies, Inc.~	13,090,988
145,624	Truist Financial Corp.	4,744,430
164,777	US Bancorp	5,648,556
1,024,792	Wells Fargo & Company~	40,735,482
260,056	Zions Bancorp NA	7,245,160
		730,402,627
	Health Care (7.3%)
280,374	Abbott Laboratories~	30,972,916
351,701	AbbVie, Inc.~	53,149,055
185,629	Agilent Technologies, Inc.	25,139,736
78,837	Amgen, Inc.~	18,900,382
207,488	Baxter International, Inc.	9,893,028
67,384	Becton Dickinson and Company	17,810,265
40,318	Biogen, Inc.~#	12,265,945
631,894	Boston Scientific Corp.#	32,934,315
570,172	Bristol-Myers Squibb Company~	38,070,385
127,665	Centene Corp.#	8,799,949
54,327	Cigna Group	13,760,486
239,980	CVS Health Corp.~	17,592,934
162,857	Danaher Corp.	38,582,452
110,102	Dexcom, Inc.#	13,359,777
184,268	Edwards Lifesciences Corp.~#	16,211,899
198,964	Eli Lilly & Company	78,761,889
69,593	GE Healthcare, Inc.#	5,660,695
254,896	Gilead Sciences, Inc.	20,955,000
54,895	HCA Healthcare, Inc.	15,772,980
228,495	Horizon Therapeutics, PLC~#	25,399,504
33,297	Humana, Inc.	17,663,726
91,788	Intuitive Surgical, Inc.#	27,648,381
55,910	IQVIA Holdings, Inc.#	10,523,939
441,602	Johnson & Johnson~	72,290,247
49,385	Laboratory Corp. of America Holdings~	11,196,073
50,616	McKesson Corp.	18,436,372
293,450	Medtronic, PLC	26,689,278
488,267	Merck & Company, Inc.	56,380,191
51,781	Organon & Company	1,275,366
1,064,516	Pfizer, Inc.~	41,399,027
65,880	Quest Diagnostics, Inc.~	9,144,803
13,384	Regeneron Pharmaceuticals, Inc.~#	10,731,157
102,308	Seagen, Inc.#	20,461,600
47,731	Stryker Corp.~	14,302,594
95,641	Thermo Fisher Scientific, Inc.~	53,071,191
230,704	UnitedHealth Group, Inc.~	113,527,131
81,469	Vertex Pharmaceuticals, Inc.#	27,758,932
51,610	Zimmer Biomet Holdings, Inc.	7,144,888
66,544	Zoetis, Inc.	11,697,104
		1,045,335,592
	Industrials (3.9%)
81,230	3M Company	8,628,251
57,027	Allegion, PLC	6,300,343
108,748	Automatic Data Processing, Inc.	23,924,560
80,189	Boeing Company~#	16,581,481

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
312,891	Carrier Global Corp.	$13,085,102
156,203	Caterpillar, Inc.~	34,177,216
820,109	CSX Corp.~	25,128,140
56,347	Deere & Company	21,300,293
189,371	Delta Air Lines, Inc.~#	6,497,319
82,970	Eaton Corp., PLC	13,865,946
219,911	Emerson Electric Company~	18,309,790
59,978	Generac Holdings, Inc.#	6,130,951
48,333	General Dynamics Corp.	10,553,027
208,779	General Electric Company	20,662,858
182,969	Honeywell International, Inc.	36,564,525
68,956	Illinois Tool Works, Inc.~	16,683,215
189,332	Johnson Controls International, PLC	11,329,627
72,797	L3Harris Technologies, Inc.	14,206,335
39,515	Lockheed Martin Corp.	18,352,742
162,849	Masco Corp.	8,714,050
43,377	Norfolk Southern Corp.	8,806,832
39,277	Northrop Grumman Corp.	18,117,302
72,775	Otis Worldwide Corp.	6,207,707
171,745	PACCAR, Inc.	12,827,634
102,066	Paychex, Inc.	11,212,971
185,056	Pentair, PLC	10,748,052
390,641	Raytheon Technologies Corp.~	39,025,036
360,923	Southwest Airlines Company~	10,932,358
454,425	Spirit Airlines, Inc.~	7,770,667
206,970	Union Pacific Corp.~	40,504,029
131,273	United Parcel Service, Inc. - Class B	23,604,198
108,079	Univar Solutions, Inc.#	3,836,804
64,196	Verisk Analytics, Inc. - Class A	12,461,086
122,656	Waste Management, Inc.	20,367,029
90,311	Xylem, Inc.	9,377,894
		566,795,370
	Information Technology (13.8%)
108,194	Accenture, PLC - Class A~	30,325,696
84,644	Adobe, Inc.#	31,958,189
386,247	Advanced Micro Devices, Inc.#	34,518,894
167,189	Amphenol Corp. - Class A~	12,617,754
2,997,271	Apple, Inc.~	508,576,943
175,208	Applied Materials, Inc.~	19,803,760
49,099	Autodesk, Inc.#	9,563,994
436,886	Black Knight, Inc.#	23,871,451
3,355	Blackbaud, Inc.#	232,686
86,209	Broadcom, Inc.	54,009,939
1,028,231	Cisco Systems, Inc.~	48,583,915
141,418	Cognizant Technology Solutions Corp. - Class A~	8,444,069
29,550	Enphase Energy, Inc.#	4,852,110
1,400,000	ForgeRock, Inc. - Class A~#	28,042,000
47,756	Gartner, Inc.#	14,444,280
72,817	Global Payments, Inc.	8,207,204
275,201	HP, Inc.	8,176,222
580,399	Intel Corp.~	18,027,193
130,727	International Business Machines Corp.	16,525,200
49,395	Intuit, Inc.	21,928,910
183,850	Mastercard, Inc. - Class A	69,868,515
330,315	Micron Technology, Inc.~	21,259,073
1,524,396	Microsoft Corp.~	468,385,915
NUMBER OF SHARES		VALUE
26,104	Monolithic Power Systems, Inc.	$12,059,265
200,000	National Instruments Corp.	11,646,000
78,516	NetApp, Inc.	4,937,871
522,053	NVIDIA Corp.~	144,864,487
77,461	NXP Semiconductors, NV	12,683,464
121,122	ON Semiconductor Corp.#	8,715,939
277,358	Oracle Corp.	26,271,350
40,729	Paycom Software, Inc.#	11,826,480
147,077	PayPal Holdings, Inc.#	11,177,852
93,559	Qorvo, Inc.#	8,614,913
235,426	QUALCOMM, Inc.	27,497,757
223,599	salesforce, Inc.#	44,355,334
32,135	Silicon Motion Technology Corp.	2,045,071
110,404	Skyworks Solutions, Inc.	11,691,784
26,100	SolarEdge Technologies, Inc.^#	7,454,943
70,869	TE Connectivity, Ltd.	8,672,240
9,723	Teledyne Technologies, Inc.#	4,029,211
111,306	Teradyne, Inc.	10,171,142
127,350	Texas Instruments, Inc.~	21,292,920
54,000	Unity Software, Inc.#	1,456,381
394,739	Visa, Inc. - Class A~^	91,867,607
298,500	VMware, Inc. - Class A~#	37,321,455
		1,982,877,378
	Materials (1.3%)
64,841	Air Products & Chemicals, Inc.~	19,086,597
52,863	Avery Dennison Corp.	9,223,536
69,869	Celanese Corp. - Class A	7,422,883
184,274	Corteva, Inc.	11,262,827
184,274	Dow, Inc.	10,024,506
165,937	DuPont de Nemours, Inc.	11,569,128
504,936	Freeport-McMoRan, Inc.	19,142,124
43,171	International Flavors & Fragrances, Inc.	4,185,860
141,651	Linde, PLC	52,332,962
468,629	NioCorp Developments, Ltd.&	2,750,852
79,620	PPG Industries, Inc.	11,167,501
49,737	ServiceNow, Inc.#	22,850,172
47,691	Sherwin-Williams Company	11,328,520
		192,347,468
	Real Estate (1.0%)
55,224	Alexandria Real Estate Equities, Inc.	6,857,716
76,197	American Tower Corp.~	15,573,905
50,804	AvalonBay Communities, Inc.~	9,163,517
70,395	Crown Castle, Inc.	8,664,921
82,829	Digital Realty Trust, Inc.	8,212,495
14,599	Equinix, Inc.	10,570,844
49,047	Federal Realty Investment Trust	4,850,258
65,834	Mid-America Apartment Communities, Inc.	10,125,269
217,777	Prologis, Inc.~	27,276,569
36,254	Public Storage~	10,688,767
125,687	Realty Income Corp.	7,898,171
102,516	Regency Centers Corp.	6,297,558
159,491	UDR, Inc.	6,591,763
128,984	Welltower, Inc.	10,218,113
246,345	Weyerhaeuser Company	7,368,179
		150,358,045
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
	Special Purpose Acquisition Companies (6.3%)
1,750,000	7 Acquisition Corp. - Class A	$18,322,500
616,403	Acropolis Infrastructure Acquisition Corp. - Class A	6,250,326
963,772	Ahren Acquisition Company - Class A	10,090,693
750,000	Alpha Partners Technology Merger Corp. - Class A	7,702,500
1,000,000	AltC Acquisition Corp. - Class A	10,280,000
1,500,000	AltEnergy Acquisition Corp. - Class A	15,390,000
1,000,000	Andretti Acquisition Corp. - Class A	10,530,000
485,000	Anthemis Digital Acquisitions I Corp.	5,082,800
100,000	Ap Acquisition Corp. - Class A	1,063,000
500,000	Athena Technology Acquisition Corp. II - Class A	5,150,000
1,250,000	Atlantic Coastal Acquisition Corp. II - Class A	12,900,000
500,000	Aura FAT Projects Acquisition Corp. - Class A	5,280,000
250,000	Avalon Acquisition, Inc. - Class A	2,630,000
500,000	AxonPrime Infrastructure Acquisition Corp. - Class A	5,070,000
200,000	B Riley Principal 250 Merger Corp. - Class A	2,032,000
600,000	Banner Acquisition Corp.	6,180,000
1,000,000	Banyan Acquisition Corp. - Class A#	10,310,000
1,500,000	Battery Future Acquisition - Class A#	15,765,000
542,433	Beard Energy Transition Acquisition Corp. - Class A#	5,635,879
500,000	Bilander Acquisition Corp. - Class A#	5,060,000
1,000,000	BioPlus Acquisition Corp. - Class A#	10,460,000
481,099	Black Spade Acquisition Company - Class A#	4,936,076
1,250,000	Blue Ocean Acquisition Corp. - Class A#	13,087,500
141,132	Blue Whale Acquisition Corp. I - Class A#	1,400,029
500,000	byNordic Acquisition Corp.#	5,225,000
300,000	C5 Acquisition Corp. - Class A#	3,165,000
1,500,000	CARTESIAN GROWTH Corp. II - Class A#	16,117,500
269,402	Cartica Acquisition Corp. - Class A#	2,848,926
140,000	Cetus Capital Acquisition Corp.	1,425,200
478,400	CF Acquisition Corp. VII - Class A#	4,956,224
1,500,000	Chain Bridge I - Class A#	15,705,000
700,000	Chenghe Acquisition Co. - Class A#	7,392,000
500,000	ColiseumAcquisition Corp. - Class A#	5,135,000
600,000	Colombier Acquisition Corp. - Class A#	6,084,840
500,000	Compass Digital Acquisition Corp.#	5,115,000
276,950	Concord Acquisition Corp. II - Class A#	2,833,198
NUMBER OF SHARES		VALUE
450,000	Concord Acquisition Corp. III - Class A#	$4,689,000
750,000	Consilium Acquisition Corp. I, Ltd.#	7,815,000
280,268	Conyers Park III Acquisition Corp. - Class A#	2,839,115
1,500,000	Crescera Capital Acquisition Corp. - Class A#	15,720,000
350,000	Denali Capital Acquisition Corp. - Class A#	3,696,000
1,500,000	DP Cap Acquisition Corp. I - Class A#	15,750,000
225,000	EG Acquisition Corp. - Class A#	2,297,250
1,250,000	Enphys Acquisition Corp.#	13,237,500
1,000,000	EVe Mobility Acquisition Corp. - Class A#	10,500,000
1,250,000	Everest Consolidator Acquisition Corp.#	13,137,500
500,000	Evergreen Corp. - Class A#	5,275,000
1,000,000	ExcelFin Acquisition Corp. - Class A#	10,280,000
244,983	Finnovate Acquisition Corp. - Class A#	2,562,522
150,000	Fintech Ecosystem Development Corp. - Class A#	1,578,000
750,000	Forbion European Acquisition Corp. - Class A#	7,890,000
60,000	Four Leaf Acquisition Corp.	615,600
800,000	Frontier Investment Corp. - Class A#	8,208,000
17,200	FTAC Emerald Acquisition Corp. - Class A#	176,300
100,000	FTAC Zeus Acquisition Corp. - Class A#	1,032,000
500,000	FutureTech II Acquisition Corp. - Class A#	5,270,000
200,000	Galata Acquisition Corp. - Class A#	2,090,000
500,000	Generation Asia I Acquisition Ltd. - Class A#	5,205,000
1,000,000	Gogreen Investments Corp.#	10,690,000
100,000	Green Visor Financial Technology Acquisition Corp. I - Class A#	1,061,000
1,000,000	GSR II Meteora Acquisition Corp. - Class A#	10,360,000
1,000,000	Healthcare AI Acquisition Corp. - Class A#	10,460,000
512,066	Healthwell Acquisition Corp. I - Class A#	5,212,832
1,000,000	Heartland Media Acquisition Corp. - Class A#	10,440,000
1,500,000	Infinite Acquisition Corp. - Class A#	15,885,000
250,000	Integral Acquisition Corp.1 - Class A#	2,585,000
308,270	Integrated Wellness Acquisition Corp. - Class A#	3,261,466
1,500,000	Investcorp Europe Acquisition Corp. I - Class A#	15,855,000
30,000	Israel Acquisitions Corp.#	312,750
750,000	Jackson Acquisition Company - Class A#	7,781,250

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
100,000	Jaws Hurricane Acquisition Corp. - Class A#	$1,019,000
100,000	Jaws Juggernaut Acquisition Corp. - Class A#	1,027,000
350,000	Juniper II Corp. - Class A#	3,605,000
296,200	Kensington Capital Acquisition Corp. V - Class A#	3,107,138
500,000	Keyarch Acquisition Corp.#	5,185,000
400,000	Kimbell Tiger Acquisition Corp. - Class A#	4,228,000
1,000,000	Knightswan Acquisition Corp. - Class A#	10,430,000
1,500,000	LAMF Global Ventures Corp. I#	15,720,000
25,000	LAVA Medtech Acquisition Corp. - Class A#	260,625
825,000	Learn CW Investment Corp. - Class A#	8,522,250
150,000	Liberty Resources Acquisition Corp. - Class A#	1,598,250
500,000	LIV Capital Acquisition Corp. II - Class A#	5,252,500
20,888	Live Oak Crestview Climate Acquisition Corp. - Class A#	212,013
1,250,000	M3-Brigade Acquisition III Corp. - Class A#	12,987,500
1,250,000	Motive Capital Corp. II - Class A#	13,087,500
400,000	Nabors Energy Transition Corp. - Class A#	4,212,000
1,500,000	New Providence Acquisition Corp. II - Class A#	15,600,000
800,000	NewHold Investment Corp. II - Class A#&	8,224,000
500,000	Nubia Brand International Corp. - Class A#	5,247,500
55,000	Oak Woods Acquisition Corp.	564,300
218,489	OPY Acquisition Corp. I - Class A#	2,184,890
375,000	Orion Biotech Opportunities Corp. - Class A#	3,847,500
300,000	Patria Latin American Opportunity Acquisition Corp.#	3,174,000
1,000,000	Pearl Holdings Acquisition Corp. - Class A#	10,470,000
255,000	Pono Capital Three, Inc.	2,637,975
432,281	Portage Fintech Acquisition Corp. - Class A#	4,439,526
92,081	Post Holdings Partnering Corp. - Class A#	935,543
100,000	Power & Digital Infrastructure Acquisition II Corp. - Class A#	1,032,000
500,000	Project Energy Reimagined Acquisition Corp.#	5,170,000
1,500,000	PROOF Acquisition Corp. I - Class A#	15,660,000
100,000	Pyrophyte Acquisition Corp. - Class A#	1,055,500
1,373,044	RCF Acquisition Corp. - Class A#	14,403,232
2,000,000	Rigel Resource Acquisition Corp. - Class A#	20,980,000
500,000	ROC Energy Acquisition Corp.#	5,255,000
NUMBER OF SHARES		VALUE
500,000	Roth CH Acquisition V Company#	$5,180,000
301,696	Schultze Special Purpose Acquisition Corp. II - Class A#	3,122,554
421,000	Sculptor Acquisition Corp. I - Class A#	4,412,080
800,000	SDCL EDGE Acquisition Corp. - Class A#	8,268,000
2,000,000	ShoulderUp Technology Acquisition Corp. - Class A#	20,760,000
500,000	SHUAA Partners Acquisition Corp. I - Class A#	5,275,000
500,000	Signal Hill Acquisition Corp. - Class A#	5,217,500
250,000	Silverbox Corp. III	2,522,500
507,400	SILVERspac, Inc. - Class A#	5,226,220
500,000	Skydeck Acquisition Corp. - Class A#	5,120,000
300,000	Sound Point Acquisition Corp. I, Ltd. - Class A#	3,177,000
1,000,000	Southport Acquisition Corp.#	10,400,000
500,000	Spree Acquisition Corp. 1, Ltd.#	5,240,000
1,500,000	ST Energy Transition I, Ltd.#	15,652,500
500,000	Swiftmerge Acquisition Corp. - Class A#	5,180,000
1,000,000	Target Global Acquisition I Corp. - Class A#	10,490,000
500,000	Thunder Bridge Capital Partners IV, Inc. - Class A#	5,092,500
500,000	TortoiseEcofin Acquisition Corp. III - Class A#	5,145,000
500,000	Trajectory Alpha Acquisition Corp. - Class A#	5,140,000
1,485,784	Trine II Acquisition Corp. - Class A#	15,556,158
900,000	Tristar Acquisition I Corp. - Class A#	9,567,000
700,558	UTA Acquisition Corp. - Class A#	7,334,842
1,250,000	Vahanna Tech Edge Acquisition I Corp. - Class A#	13,112,500
50,000	Valor Latitude Acquisition Corp. - Class A#	513,250
1,500,000	VMG Consumer Acquisition Corp. - Class A#	15,615,000
800,000	Waverley Capital Acquisition Corp. 1 - Class A#	8,192,000
100,000	Zimmer Energy Transition Acquisition Corp. - Class A#	1,018,000
		913,243,622
	Utilities (1.4%)
392,399	AES Corp.~	9,284,160
153,452	American Electric Power Company, Inc.~	14,182,034
142,474	CMS Energy Corp.~	8,870,431
119,289	Consolidated Edison, Inc.	11,746,388
43,708	Constellation Energy Corp.	3,382,999
140,999	Dominion Energy, Inc.~	8,056,683
194,840	Duke Energy Corp.~	19,265,779
93,652	Edison International	6,892,787
87,227	Entergy Corp.	9,383,881
131,126	Exelon Corp.	5,564,988
197,458	FirstEnergy Corp.~	7,858,828

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
321,995	NextEra Energy, Inc.	$24,674,477
241,677	NiSource, Inc.	6,878,128
710,000	PNM Resources, Inc.~	34,172,300
151,712	Public Service Enterprise Group, Inc.~	9,588,198
216,864	Southern Company	15,950,347
173,581	Xcel Energy, Inc.	12,135,048
		207,887,456
	TOTAL COMMON STOCKS (Cost $6,449,690,973)	7,892,497,048
EXCHANGE-TRADED FUND (1.1%)
	Other (1.1%)
371,843	SPDR S&P 500 ETF Trust^ (Cost $149,825,393)	154,660,659
INVESTMENT IN AFFILIATED FUND (2.3%)
	Other (2.3%)
35,117,150	Calamos Short-Term Bond Fund (Cost $350,000,000)	330,803,551
WARRANTS (0.1%)
	Consumer Discretionary (0.0%)
25,000	ECARX Holdings, Inc. 12/21/27, Strike $11.50	2,250
35,000	Lanvin Group Holdings, Ltd. 12/14/27, Strike $11.50	11,067
		13,317
	Energy (0.0%)
400,000	Hammerhead Energy, Inc. 02/27/28, Strike $11.50	464,000
	Financials (0.0%)
70,000	Alti Global, Inc. 12/03/27, Strike $11.50	28,000
	Health Care (0.0%)
140,000	Cetus Capital Acquisition Company 12/24/27, Strike $11.50	8,400
62,500	Ocean Biomedical, Inc. 07/19/26, Strike $11.50	11,869
33,333	Oculis Holding, AG 12/03/29, Strike $11.50	18,423
200,000	Omniab, Inc. 11/01/27, Strike $11.50	80,020
146,040	YS Biopharma Co., Ltd. 12/15/27, Strike $11.50	14,341
200,000	Zura Bio, Ltd. 12/15/22, Strike $11.50	61,500
		194,553
NUMBER OF SHARES		VALUE
	Industrials (0.0%)
285,000	AERWINS Technology, Inc. 06/16/26, Strike $11.50	$9,719
300,000	LanzaTech Global, Inc. 01/01/28, Strike $11.50	77,190
750,000	Southland Holdings, Inc. 09/01/26, Strike $11.50	555,000
116,666	Terran Orbital Corp. 03/09/28, Strike $11.50	25,783
		667,692
	Information Technology (0.0%)
500,000	Intuitive Machines, Inc. 02/13/28, Strike $11.50	220,050
166,666	MariaDB, PLC 12/16/27, Strike $11.50	33,958
350,000	Rubicon Technologies, Inc. 04/19/28, Strike $11.50	13,790
100,000	Smx Security Matters, PLC 12/07/27, Strike $11.50	5,300
		273,098
	Materials (0.0%)
177,835	Niocorp Developments, Ltd. 12/17/27, Strike $0.89	120,919
	Other (0.0%)
250,000	SpringBig Holdings, Inc.& 06/14/27, Strike $11.50	9,250
	Special Purpose Acquisition Companies (0.1%)
83,333	10X Capital Venture Acquisition Corp. II 12/31/27, Strike $11.50	8,333
312,972	10X Capital Venture Acquisition Corp. III 06/30/28, Strike $11.50	13,771
875,000	7 Acquisition Corp. 11/05/26, Strike $11.50	4,856
80,000	Accretion Acquisition Corp. 03/01/28, Strike $11.50	3,972
205,467	Acropolis Infrastructure Acquisition Corp. 03/31/26, Strike $11.50	26,711
500,000	Aetherium Acquisition Corp. 01/21/28, Strike $11.50	18,750
375,000	African Gold Acquisition Corp. 03/13/28, Strike $11.50	3,750
481,886	Ahren Acquisition Corp. 06/17/28, Strike $11.50	66,259
250,000	Alpha Partners Technology Merger Corp. 03/31/28, Strike $11.50	27,525
500,000	ALSP Orchid Acquisition Corp. I 11/30/28, Strike $11.50	23,725

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
750,000	Altenergy Acquisition Corp. 11/02/28, Strike $11.50	$59,250
2,500	Altimar Acquisition Corp. III 12/31/28, Strike $11.50	50
500,000	Andretti Acquisition Corp. 03/23/28, Strike $11.50	28,000
242,500	Anthemis Digital Acquisitions I Corp. 11/01/27, Strike $11.50	2,134
100,000	Anzu Special Acquisition Corp. I 12/31/27, Strike $11.50	5,000
50,000	AP Acquisition Corp. 12/07/26, Strike $11.50	2,605
500,000	Apeiron Capital Investment Corp. 06/24/23, Strike $11.50	25,000
2,000	Apollo Strategic Growth Capital II 12/31/27, Strike $11.50	308
500,000	APx Acquisition Corp. I 08/19/28, Strike $11.50	24,900
20,000	Ares Acquisition Corp. 12/31/27, Strike $11.50	12,000
50,000	Arrowroot Acquisition Corp. 03/02/26, Strike $11.50	12,500
150,000	Athena Consumer Acquisition Corp. 07/31/28, Strike $11.50	10,770
250,000	Athena Technology Acquisition Corp. II 10/17/28, Strike $11.50	23,825
80,000	Atlantic Coastal Acquisition Corp. 12/31/27, Strike $11.50	4,888
625,000	Atlantic Coastal Acquisition Corp. II 06/02/28, Strike $11.50	34,375
500,000	Aura FAT Projects Acquisition Corp. 06/02/27, Strike $11.50	18,125
187,500	Avalon Acquisition, Inc. 12/31/26, Strike $11.50	15,403
166,666	AxonPrime Infrastructure Acquisition Corp. 07/08/23, Strike $11.50	21,650
66,666	B Riley Principal 250 Merger Corp. 12/31/27, Strike $11.50	160
300,000	Banner Acquisition Corp. 01/15/28, Strike $11.50	9,750
500,000	Banyan Acquisition Corp. 09/30/28, Strike $11.50	40,000
750,000	Battery Future Acquisition Corp. 05/26/28, Strike $11.50	67,500
NUMBER OF SHARES		VALUE
271,216	Beard Energy Transition Acquisition Corp. 12/31/27, Strike $11.50	$10,849
300,000	Belong Acquisition Corp. 12/31/27, Strike $11.50	10,170
250,000	Berenson Acquisition Corp. I 08/01/26, Strike $11.50	5,000
125,000	Bilander Acquisition Corp. 12/31/27, Strike $11.50	10,050
500,000	BioPlus Acquisition Corp. 07/19/28, Strike $11.50	40,050
169,125	Black Mountain Acquisition Corp. 10/15/27, Strike $11.50	8,456
240,549	Black Spade Acquisition Company 06/29/23, Strike $11.50	28,577
377,552	Blockchain Coinvestors Acquisition Corp. I 11/01/28, Strike $11.50	19,633
625,000	Blue Ocean Acquisition Corp. 10/21/28, Strike $11.50	65,625
35,283	Blue Whale Acquisition Corp. I 07/09/23, Strike $11.50	2,763
33,333	BlueRiver Acquisition Corp. 01/04/26, Strike $11.50	1,003
25,000	Bridger Aerospace Group Holdings, Inc. 01/25/28, Strike $11.50	3,003
1,000,000	BurTech Acquisition Corp. 12/18/26, Strike $11.50	39,750
250,000	byNordic Acquisition Corp. 02/09/27, Strike $11.50	10,487
250,000	Byte Acquisition Corp. 12/31/28, Strike $11.50	16,375
150,000	C5 Acquisition Corp. 05/19/28, Strike $11.50	5,835
375,000	Cactus Acquisition Corp. 1, Ltd. 07/20/23, Strike $11.50	21,562
400,000	Canna-Global Acquisition Corp. 02/09/28, Strike $11.50	14,060
500,000	CARTESIAN GROWTH Corp. II 07/12/28, Strike $11.50	87,525
134,701	Cartica Acquisition Corp. 04/30/28, Strike $11.50	6,654
150,000	Cascadia Acquisition Corp. 09/30/28, Strike $11.50	4,133
25,000	Catcha Investment Corp. 12/31/27, Strike $11.50	2,521
159,466	CF Acquisition Corp. VII 03/15/26, Strike $11.50	17,286
750,000	Chain Bridge I 12/31/28, Strike $11.50	56,175

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
350,000	Chenghe Acquisition Company 04/28/27, Strike $11.50	$10,342
166,666	ColiseumAcquisition Corp. 12/31/28, Strike $11.50	15,000
200,000	Colombier Acquisition Corp. 12/31/28, Strike $11.50	40,780
166,666	Compass Digital Acquisition Corp. 09/14/23, Strike $11.50	23,475
37,500	Compute Health Acquisition Corp. 12/31/27, Strike $11.50	11,250
92,316	Concord Acquisition Corp. II 12/31/28, Strike $11.50	5,170
225,000	Concord Acquisition Corp. III 12/31/28, Strike $11.50	20,542
375,000	Consilium Acquisition Corp. I, Ltd. 06/01/27, Strike $11.50	8,438
6,666	Constellation Acquisition Corp. I 12/31/27, Strike $11.50	667
93,422	Conyers Park III Acquisition Corp. 08/12/28, Strike $11.50	18,451
41,666	Corner Growth Acquisition Corp. 2 06/17/26, Strike $11.50	3,542
750,000	Crescera Capital Acquisition Corp. 04/20/28, Strike $11.50	42,412
133,333	Crown PropTech Acquisitions 12/31/27, Strike $11.50	13,333
350,000	Denali Capital Acquisition Corp. 04/07/27, Strike $11.50	22,767
166,666	DHC Acquisition Corp. 12/31/27, Strike $11.50	8,333
156,250	Digital Transformation Opportunities Corp. 03/31/28, Strike $11.50	8,133
166,666	Disruptive Acquisition Corp. I 03/06/26, Strike $11.50	13,417
750,000	DP Cap Acquisition Corp. I - Class A 11/09/26, Strike $11.50	23,625
50,000	Edify Acquisition Corp. 12/31/27, Strike $11.50	1,100
75,000	EG Acquisition Corp. 05/28/28, Strike $11.50	14,891
125,000	Energem Corp. 11/16/26, Strike $11.50	10,250
625,000	Enphys Acquisition Corp. 07/15/24, Strike $11.50	50,750
600,000	Enterprise 4.0 Technology Acquisition Corp. 09/24/23, Strike $11.50	40,920
87,500	ESGEN Acquisition Corp. 06/28/23, Strike $11.50	6,563
500,000	EVe Mobility Acquisition Corp. 05/12/28, Strike $11.50	32,500
625,000	Everest Consolidator Acquisition Corp. 07/19/28, Strike $11.50	41,469
NUMBER OF SHARES		VALUE
500,000	Evergreen Corp. 02/15/27, Strike $11.50	$35,050
500,000	ExcelFin Acquisition Corp. 07/05/23, Strike $11.50	32,500
10,000	FAST Acquisition Corp. II 03/16/26, Strike $11.50	5,450
183,737	Finnovate Acquisition Corp. 09/30/26, Strike $11.50	7,221
3,750	FinServ Acquisition Corp. II 02/17/26, Strike $11.50	113
75,000	Fintech Ecosystem Development Corp. 12/31/28, Strike $11.50	2,880
525,800	Focus Impact Acquisition Corp. 10/28/26, Strike $11.50	31,522
250,000	Forbion European Acquisition Corp. 05/23/28, Strike $11.50	37,475
4,000	Forest Road Acquisition Corp. II 01/15/26, Strike $11.50	640
125,000	Forum Merger IV Corp. 12/31/27, Strike $11.50	13,762
42,500	Freedom Acquisition I Corp. 12/31/27, Strike $11.50	12,644
266,666	Frontier Investment Corp. 12/31/26, Strike $11.50	32,027
8,600	FTAC Emerald Acquisition Corp. 08/22/28, Strike $11.50	861
50,000	FTAC Zeus Acquisition Corp. 12/31/27, Strike $11.50	1,120
141,666	Fusion Acquisition Corp. II 12/31/27, Strike $11.50	1,417
200,000	Future Health ESG Corp. 09/09/26, Strike $11.50	10,800
500,000	FutureTech II Acquisition Corp. 02/16/27, Strike $11.50	15,050
100,000	Galata Acquisition Corp. 12/31/28, Strike $11.50	9,000
250,000	Generation Asia I Acquisition, Ltd. 07/24/28, Strike $11.50	32,500
500,000	Genesis Growth Tech Acquisition Corp. 05/19/28, Strike $11.50	11,500
425,000	GigCapital5, Inc. 12/31/28, Strike $11.50	9,031
200,000	Global Systems Dynamics Inc. 12/31/27, Strike $11.50	12,890
25,000	Global Technology Acquisition Corp. I 07/13/23, Strike $11.50	1,239
500,000	Gogreen Investments Corp. 06/04/23, Strike $11.50	390,000
126,666	Golden Arrow Merger Corp. 07/31/26, Strike $11.50	7,030

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
50,000	Green Visor Financial Technology Acquisition Corp. I 05/08/23, Strike $11.50	$2,410
20,000	Grove Collaborative Holdings 06/16/27, Strike $11.50	1,012
1,000,000	GSR II Meteora Acquisition Corp. 07/22/23, Strike $11.50	56,200
250,000	Hawks Acquisition Corp. 10/13/28, Strike $11.50	10,000
625,000	HCM ACQUISITION Corp. 12/31/27, Strike $11.50	34,375
500,000	Healthcare AI Acquisition Corp. 12/14/26, Strike $11.50	22,400
256,033	Healthwell Acquisition Corp. I 08/05/28, Strike $11.50	35,870
500,000	Heartland Media Acquisition Corp. 10/21/27, Strike $11.50	49,200
6,770	Home Plate Acquisition Corp. 09/30/26, Strike $11.50	799
100,000	Iconic Sports Acquisition Corp. 10/12/26, Strike $11.50	15,270
375,000	Industrial Tech Acquisitions II, Inc. 12/31/28, Strike $11.50	43,125
750,000	Infinite Acquisition Corp. 11/23/28, Strike $11.50	106,875
438,223	InFinT Acquisition Corp. 05/19/27, Strike $11.50	33,677
200,000	Innovative International Acquisition Corp. 07/01/28, Strike $11.50	17,700
350,000	Insight Acquisition Corp. 08/26/26, Strike $11.50	1,995
125,000	Integral Acquisition Corp.1 12/14/28, Strike $11.50	3,138
154,135	Integrated Wellness Acquisition Corp. 10/31/28, Strike $11.50	126,252
625,000	Intelligent Medicine Acquisition Corp. 11/05/25, Strike $11.50	1,594
750,000	Investcorp Europe Acquisition Corp. I 11/23/28, Strike $11.50	127,500
6,250	Iris Acquisition Corp. 03/05/26, Strike $11.50	413
250,000	IX Acquisition Corp. 11/24/26, Strike $11.50	9,788
375,000	Jackson Acquisition Company 12/31/28, Strike $11.50	3,375
25,000	Jaws Hurricane Acquisition Corp. 06/11/26, Strike $11.50	3,878
25,000	Jaws Juggernaut Acquisition Corp. 02/12/26, Strike $11.50	4,238
NUMBER OF SHARES		VALUE
43,750	Jaws Mustang Acquisition Corp. 01/30/26, Strike $11.50	$2,196
175,000	Juniper II Corp. 12/31/28, Strike $11.50	21,000
222,150	Kensington Capital Acquisition Corp. V 07/19/23, Strike $11.50	33,322
25,060	Kernel Group Holdings, Inc. 01/31/27, Strike $11.50	2,694
250,000	Keyarch Acquisition Corp. 07/25/28, Strike $11.50	10,600
200,000	Kimbell Tiger Acquisition Corp. 09/15/28, Strike $11.50	6,000
500,000	KnightSwan Acquisition Corp. 07/21/28, Strike $11.50	37,500
33,333	L Catterton Asia Acquisition Corp. 03/15/26, Strike $11.50	17,366
750,000	LAMF Global Ventures Corp. I 11/11/26, Strike $11.50	45,000
4,564	Landcadia Holdings IV, Inc. 03/29/28, Strike $11.50	749
250,000	LatAmGrowth SPAC 01/25/28, Strike $11.50	13,750
12,500	LAVA Medtech Acquisition Corp. 10/27/26, Strike $11.50	390
412,500	Learn CW Investment Corp. 12/31/28, Strike $11.50	18,026
275,000	LF Capital Acquisition Corp. II 01/07/26, Strike $11.50	11,027
150,000	Liberty Resources Acquisition Corp. 10/31/28, Strike $11.50	9,000
375,000	LIV Capital Acquisition Corp. II 02/16/27, Strike $11.50	19,687
6,962	Live Oak Crestview Climate Acquisition Corp. 03/12/26, Strike $11.50	1,107
416,666	M3-Brigade Acquisition III Corp. 05/11/23, Strike $11.50	191,666
228,160	Marblegate Acquisition Corp. 08/31/28, Strike $11.50	15,321
125,000	Mercato Partners Acquisition Corp. 12/28/26, Strike $11.50	12,187
166,666	Metals Acquisition Corp. 07/12/26, Strike $11.50	143,349
416,666	Motive Capital Corp. II 05/15/28, Strike $11.50	50,000
675,350	Mountain & Company I Acquisition Corp. 08/24/23, Strike $11.50	48,929
200,000	Nabors Energy Transition Corp. 11/17/26, Strike $11.50	32,000

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
500,000	New Providence Acquisition Corp. II 12/31/27, Strike $11.50	$18,400
1,666	New Vista Acquisition Corp. 12/01/26, Strike $11.50	2
500,000	Newcourt Acquisition Corp. 04/12/28, Strike $11.50	18,575
400,000	NewHold Investment Corp. II 11/21/22, Strike $11.50	5,200
200,000	Nogin, Inc. 08/26/27, Strike $230.00	3,700
3,333	Northern Star Investment Corp. III 02/25/28, Strike $11.50	233
3,333	Northern Star Investment Corp. IV 12/31/27, Strike $11.50	417
250,000	Nubia Brand International Corp. 11/16/26, Strike $11.50	23,875
100,000	OceanTech Acquisitions I Corp. 05/10/26, Strike $11.50	2,560
250,000	Omnilit Acquisition Corp. 11/08/26, Strike $11.50	17,000
750,000	Onyx Acquisition Company I 11/30/28, Strike $11.50	37,575
242,744	Opy Acquisition Corp. I 09/22/27, Strike $11.50	36,412
75,000	Orion Biotech Opportunities Corp. 12/31/27, Strike $11.50	469
375,000	Osiris Acquisition Corp. 05/01/28, Strike $11.50	54,562
625,000	Papaya Growth Opportunity Corp. I 12/31/28, Strike $11.50	35,312
187,500	Parabellum Acquisition Corp. 12/30/25, Strike $11.50	8,438
150,000	Patria Latin American Opportunity Acquisition Corp. 03/10/27, Strike $11.50	9,473
500,000	Pearl Holdings Acquisition Corp. 12/15/26, Strike $11.50	46,000
459,150	Pegasus Digital Mobility Acquisition Corp. 12/28/26, Strike $11.50	11,433
350,000	PepperLime Health Acquisition Corp. 10/01/26, Strike $11.50	33,250
192,245	Perception Capital Corp. II 12/31/28, Strike $11.50	20,839
12,500	Phoenix Biotech Acquisition Corp. 09/01/26, Strike $11.50	625
3,000	Pivotal Investment Corp. III 12/31/27, Strike $11.50	146
20,000	Plum Acquisition Corp. I 12/31/28, Strike $11.50	3,002
144,093	Portage Fintech Acquisition Corp. 06/18/23, Strike $11.50	17,061
30,693	Post Holdings Partnering Corp. 04/12/26, Strike $11.50	3,975
50,000	Power & Digital Infrastructure Acquisition II Corp. 12/14/28, Strike $11.50	4,910
NUMBER OF SHARES		VALUE
200,000	Prenetics Global, Ltd. - Class A 05/17/27, Strike $8.91	$24,640
83,333	Priveterra Acquisition Corp. 12/31/27, Strike $11.50	3,417
250,000	Project Energy Reimagined Acquisition Corp. 12/31/28, Strike $11.50	12,550
750,000	PROOF Acquisition Corp. I 12/03/28, Strike $11.50	80,625
50,000	Pyrophyte Acquisition Corp. 12/17/23, Strike $11.50	5,095
166,666	Quadro Acquisition One Corp. - Class A 12/31/27, Strike $11.50	6,667
686,522	RCF Acquisition Corp. 11/10/26, Strike $11.50	67,279
1,000,000	Rigel Resource Acquisition Corp. 11/05/26, Strike $11.50	80,000
40,000	RMG Acquisition Corp. III 12/31/27, Strike $11.50	3,456
81,526	Rosecliff Acquisition Corp. I 12/31/27, Strike $11.50	9,783
115,402	Rosehill Resources, Inc. 03/15/23, Strike $11.50	3,681
133,333	Ross Acquisition Corp. II 02/12/26, Strike $11.50	42,667
125,000	Roth Ch Acquisition IV Company 07/01/26, Strike $11.50	48,737
250,000	Roth CH Acquisition V Company 12/10/26, Strike $11.50	12,750
150,848	Schultze Special Purpose Acquisition Corp. II 03/25/28, Strike $11.50	9,881
210,500	Sculptor Acquisition Corp. I 04/15/28, Strike $11.50	8,420
400,000	SDCL EDGE Acquisition Corp. 03/23/26, Strike $11.50	45,020
75,000	Seaport Global Acquisition II Corp. 11/17/26, Strike $11.50	3,206
1,000,000	Semper Paratus Acquisition Corp. 11/04/26, Strike $11.50	45,000
250,000	SEP Acquisition Corp. 07/27/26, Strike $11.50	14,725
1,000,000	ShoulderUp Technology Acquisition Corp. 07/26/23, Strike $11.50	30,100
250,000	SHUAA Partners Acquisition Corp. I 03/02/27, Strike $11.50	20,050
250,000	Signal Hill Acquisition Corp. 02/11/27, Strike $11.50	7,500
169,133	Silverspc, Inc. - Class A 09/10/26, Strike $11.50	29,260
500,000	Sizzle Acquisition Corp. 03/12/26, Strike $11.50	182,500

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
166,666	Skydeck Acquisition Corp. 12/31/27, Strike $11.50	$167
7,500	Slam Corp. 12/31/27, Strike $11.50	1,351
2,500	Social Leverage Acquisition Corp. I 02/17/28, Strike $11.50	406
150,000	Sound Point Acquisition Corp. I, Ltd. 03/02/27, Strike $11.50	6,090
500,000	Southport Acquisition Corp. 05/24/28, Strike $11.50	15,050
75,000	SportsMap Tech Acquisition Corp. 09/01/27, Strike $11.50	1,999
250,000	Spree Acquisition Corp. 1, Ltd. 12/22/28, Strike $11.50	12,675
300,286	Springwater Special Situations Corp. 04/12/26, Strike $11.50	8,258
750,000	ST Energy Transition I, Ltd. 12/02/26, Strike $11.50	64,125
250,000	StoneBridge Acquisition Corp. 07/16/28, Strike $11.50	17,750
166,666	Stratim Cloud Acquisition Corp. 03/05/26, Strike $11.50	37,500
12,500	Sustainable Development Acquisition I Corp. 12/31/28, Strike $11.50	729
250,000	Swiftmerge Acquisition Corp. 06/17/28, Strike $11.50	35,150
83,333	Tailwind International Acquisition Corp. 03/01/28, Strike $11.50	142
50,000	Talon 1 Acquisition Corp. 07/30/26, Strike $11.50	3,000
333,333	Target Global Acquisition I Corp. 12/31/27, Strike $11.50	43,367
20,000	Thunder Bridge Capital Partners III, Inc. 02/15/28, Strike $11.50	2,601
100,000	Thunder Bridge Capital Partners IV, Inc. 04/30/28, Strike $11.50	17,040
150,000	TKB Critical Technologies 1 10/29/28, Strike $11.50	22,357
200,000	TLG Acquisition One Corp. 01/25/28, Strike $11.50	33,990
328,694	Tlgy Acquisition Corp. 01/14/28, Strike $11.50	28,169
125,000	TortoiseEcofin Acquisition Corp. III 07/22/28, Strike $11.50	10,712
250,000	Trajectory Alpha Acquisition Corp. 12/31/27, Strike $11.50	25,975
742,892	Trine II Acquisition Corp. 12/31/27, Strike $11.50	1,263
NUMBER OF SHARES		VALUE
450,000	Tristar Acquisition I Corp. 12/31/28, Strike $11.50	$44,190
179,109	Twelve Seas Investment Company II 03/02/28, Strike $11.50	8,973
83,333	Twin Ridge Capital Acquisition Corp. 12/31/28, Strike $11.50	3,058
25,000	United Homes Group, Inc. 12/28/27, Strike $11.50	13,882
350,279	UTA Acquisition Corp. 10/30/26, Strike $11.50	45,536
625,000	Vahanna Tech Edge Acquisition I Corp. 11/30/28, Strike $11.50	15,687
16,666	Valor Latitude Acquisition Corp. 12/31/28, Strike $11.50	35
750,000	VMG Consumer Acquisition Corp. 07/03/23, Strike $11.50	15,600
266,666	Waverley Capital Acquisition Corp. 1 04/30/27, Strike $11.50	29,187
289,507	Worldwide Webb Acquisition Corp. 10/20/26, Strike $11.50	23,161
266,666	Xpac Acquisition Corp. 05/13/27, Strike $11.50	13,627
33,333	Zimmer Energy Transition Acquisition Corp. 05/14/23, Strike $11.50	2,700
		5,575,134
	TOTAL WARRANTS (Cost $7,115,597)	7,345,963
RIGHTS (0.0%)#
	Health Care (0.0%)
140,000	Cetus Corp.,	30,800
	Special Purpose Acquisition Companies (0.0%)
160,000	Accretion Acquisition Corp., (Expires 03/01/28)	16,208
750,000	Consilium Acquisition Corp. I Ltd., (Expires 07/01/23)	67,500
150,000	Fintech Ecosystem Development Corp., (Expires 04/01/26)	20,872
62,500	GSR II Meteora Acquisition Corp., (Expires 03/01/27)	77,500
500,000	Keyarch Acquisition Corp., (Expires 01/31/24)	60,000
500,000	ROC Energy Acquisition Corp., (Expires 11/30/28)	130,000
		372,080
	TOTAL RIGHTS (Cost $217,206)	402,880

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.3%)#
		Communication Services (0.0%)
		CyberAgent, Inc.
90	JPY
7,578,000,000		Call, 11/16/29, Strike 88.81	$1,289,844
50	JPY
4,210,000,000		Call, 11/16/29, Strike 89.46	689,944
30	JPY	Cyberagent, Inc.
2,526,000,000		Call, 02/19/25, Strike 93.40	213,299
165	JPY	Koei Tecmo Holdings Company, Ltd.
1,650,000,000		Call, 12/20/24, Strike 97.97	1,195,450
			3,388,537
		Consumer Discretionary (0.1%)
10,225		DISH Network Corp.
7,678,975		Put, 12/19/25, Strike $5.00	2,786,313
		Edion Corp.
50	JPY
6,690,000,000		Call, 06/19/25, Strike 94.30	1,009,366
60	JPY
600,000,000		Call, 06/19/25, Strike 99.51	967,081
50	JPY
500,000,000		Call, 06/19/25, Strike 95.45	967,163
100	JPY
1,000,000,000		H.I.S. Company, Ltd.
		Call, 11/15/24, Strike 96.54	—
100	JPY	Kyoritsu Maintenance
1,000,000,000		Company, Ltd.
		Call, 01/29/26, Strike 94.89	2,490,957
5	JPY	Kyoritsu Maintenance
50,000,000		Company, Ltd.
		Call, 01/29/26, Strike 95.73	121,451
		Takashimaya Company, Ltd.
100	JPY
10,000,000		Call, 12/06/23, Strike 97.28	1,061,903
50	JPY
5,000,000		Call, 12/06/23, Strike 97.29	530,529
50	JPY
5,000,000		Call, 12/06/23, Strike 97.18	534,320
		Travelcenters Of America, Inc.
750
6,459,750		Call, 06/16/23, Strike $85.00	95,625
28
241,164		Call, 09/15/23, Strike $85.00	3,150
			10,567,858
		Consumer Staples (0.0%)
5,500		Beyond Meat, Inc.
7,447,000		Put, 01/19/24, Strike $10.00	1,705,000
		Ezaki Glico Company, Ltd.
100	JPY
10,000,000		Call, 01/30/24, Strike 97.57	182,458
50	JPY
5,000,000		Call, 01/30/24, Strike 96.89	117,507
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
50	JPY	Nippn Corp.
500,000,000		Call, 06/20/25, Strike 98.27	$182,381
			2,187,346
		Financials (0.0%)
4,400		First Horizon Corp.
7,722,000		Put, 06/16/23, Strike $17.00	990,000
		Health Care (0.0%)
		Ship Healthcare Holdings, Inc.
72	JPY
720,000,000		Call, 12/13/23, Strike 97.95	173,087
50	JPY
500,000,000		Call, 12/13/23, Strike 97.68	130,130
25	JPY
250,000,000		Call, 12/13/23, Strike 98.32	53,291
100	JPY
1,000,000,000		Toho Holdings Company, Ltd.
		Call, 06/23/23, Strike 98.43	111,196
			467,704
		Industrials (0.1%)
		ANA Holdings, Inc.
100	JPY
4,290,000,000		Call, 12/08/28, Strike 86.09	2,675,553
100	JPY
42,900,000		Call, 09/19/24, Strike 96.53	252,295
100		Asashi Refining US, Inc.
392,500,000		Call, 03/16/26, Strike $88.78	117,000
160	JPY	Seino Holdings Company, Ltd.
1,600,000,000		Call, 03/31/26, Strike 97.31	659,993
4,400		Teck Resources, Ltd.
20,504,000		Call, 08/18/23, Strike $50.00	1,375,000
			5,079,841
		Information Technology (0.0%)
		Digital Garage, Inc.
150	JPY
15,000,000		Call, 09/14/23, Strike 94.68	770,736
50	JPY
5,000,000		Call, 09/14/23, Strike 94.80	252,490
			1,023,226
		Materials (0.0%)
45	JPY	Maeda Kosen Company, Ltd.
450,000,000		Call, 04/18/24, Strike 99.90	15,016
		Nippon Steel Corp.
100	JPY
7,060,000,000		Call, 10/04/24, Strike 98.59	1,816,323
50	JPY
3,530,000,000		Call, 10/05/26, Strike 96.93	1,045,843

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
34	JPY
2,400,400,000		Call, 10/05/26, Strike 97.61	$689,930
			3,567,112
		Other (0.1%)
		S&P 500 Index
6,000
2,502,036,000		Put, 05/31/23, Strike $3,900.00	7,530,000
4,500
1,876,527,000		Call, 06/30/23, Strike $4,450.00	3,982,500
2,500
1,042,515,000		S&P 500 Index
		Put, 06/30/23, Strike $3,800.00	6,037,500
2,000		S&P 500 Index
834,012,000		Put, 05/31/23, Strike $3,800.00	1,470,000
			19,020,000
		Real Estate (0.0%)
100	JPY
1,000,000,000		Relo Group, Inc.
		Call, 12/17/27, Strike 92.68	782,011
		TOTAL PURCHASED OPTIONS (Cost $42,599,259)	47,073,635
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.9%)
67,583,854		JPMorgan Prime Money Market Fund - Capital Class, 4.49%***†	67,583,854
68,539,973		State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%†	68,539,973
		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $136,123,827)	136,123,827
		TOTAL INVESTMENTS (100.9%) (Cost $13,227,897,008)	14,534,264,313
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)			(136,123,827)
LIABILITIES, LESS OTHER ASSETS (0.0%)			(7,087,393)
NET ASSETS (100.0%)			$14,391,053,093
NUMBER OF SHARES			VALUE
COMMON STOCKS SOLD SHORT (-17.3%)#
		Communication Services (-2.0%)
(2,430)		Bandwidth, Inc. - Class A	$(29,573)
(310,848)		Bilibili, Inc.	(6,328,865)
(247,000	) EUR	Cellnex Telecom, SA*	(10,388,706)
(771,500	) JPY	CyberAgent, Inc.	(6,687,523)
(100,000)		iQIYI, Inc.	(610,000)
(69,800)		JOYY, Inc.	(2,124,014)
(246,200	) JPY	Koei Tecmo Holdings Company, Ltd.	(4,513,983)
(9,684,169	) EUR	Koninklijke KPN, NV	(35,310,306)
(97,913)		Live Nation Entertainment, Inc.	(6,636,543)
(71,000)		Lyft, Inc. - Class A	(727,750)
(233,347)		Match Group, Inc.	(8,610,504)
(6,500)		Perficient, Inc.	(421,980)
(49,600)		Radius Global Infrastructure, Inc. - Class A	(728,624)
(228,738)		Sea, Ltd.	(17,422,974)
(586,267)		Snap, Inc. - Class A	(5,106,386)
(169,305)		T-Mobile US, Inc.	(24,362,990)
(113,492)		TechTarget, Inc.	(3,868,942)
(39,170)		TripAdvisor, Inc.	(694,484)
(1,192,210)		World Wrestling Entertainment, Inc. - Class A	(127,769,146)
(115,800)		Ziff Davis, Inc.	(8,469,612)
(517,000)		Zillow Group, Inc. - Class C	(22,510,180)
			(293,323,085)
		Consumer Discretionary (-2.8%)
(89,000)		Airbnb, Inc. - Class A	(10,650,630)
(1,116,400	) HKD	ANTA Sports Products, Ltd.	(13,767,177)
(331,250)		Aptiv, PLC	(34,072,375)
(1,930,000)		Carnival Corp.	(17,775,300)
(9,500)		Charter Communications, Inc. - Class A	(3,502,650)
(18,500)		Cheesecake Factory, Inc.	(623,265)
(41,898)		Chegg, Inc.	(753,326)
(353,538)		Chewy, Inc. - Class A	(10,963,213)
(16,323)		Cracker Barrel Old Country Store, Inc.	(1,732,850)
(49,178	) EUR	Delivery Hero, SE*	(1,957,858)
(142,300)		DraftKings, Inc. - Class A	(3,117,793)
(955,100	) JPY	EDION Corp.	(9,379,601)
(389,959)		Etsy, Inc.	(39,397,558)
(316,000)		Farfetch, Ltd. - Class A	(1,273,480)
(320,000)		Ford Motor Company	(3,801,600)
(394,736)		Guess?, Inc.	(7,440,774)
(168,800	) JPY	Kyoritsu Maintenance Company, Ltd.	(6,789,416)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
(249,900)		Li Auto, Inc.	$(5,872,650)
(212,901)		Luminar Technologies, Inc. - Class A	(1,281,664)
(59,217)		Marriott Vacations Worldwide Corp.	(7,968,239)
(20,000	) HKD	Meituan - Class B*	(338,869)
(27,504)		MercadoLibre, Inc.	(35,136,085)
(115,000)		National Vision Holdings, Inc.	(2,419,600)
(622,200)		Norwegian Cruise Line Holdings, Ltd.	(8,306,370)
(155,550)		PDD Holdings, Inc.	(10,600,732)
(1,441,900)		Rivian Automotive, Inc. - Class A	(18,485,158)
(497,832)		Royal Caribbean Cruises, Ltd.	(32,573,148)
(21,000)		Shake Shack, Inc. - Class A	(1,151,010)
(130,355)		Stride, Inc.	(5,600,051)
(435,800	) JPY	Takashimaya Company, Ltd.	(6,410,094)
(416,358)		Tesla, Inc.	(68,411,783)
(368,602)		Wayfair, Inc. - Class A	(12,838,408)
(138,300)		Winnebago Industries, Inc.	(8,040,762)
(3,380,000	) HKD	Wynn Macau, Ltd.	(3,629,894)
			(396,063,383)
		Consumer Staples (-0.1%)
(173,100)		Beauty Health Company	(1,983,726)
(87,489)		Freshpet, Inc.	(6,034,116)
(47,000	) JPY	Nippn Corp.	(610,246)
(92,400)		Post Holdings, Inc.	(8,361,276)
(69,400	) JPY	Yaoko Company, Ltd.	(3,626,761)
			(20,616,125)
		Energy (-1.2%)
(90,968)		Northern Oil and Gas, Inc.	(3,017,409)
(753,202)		Pioneer Natural Resources Company	(163,859,095)
			(166,876,504)
		Financials (0.0%)
(30,500)		Coinbase Global, Inc. - Class A	(1,640,595)
(16,503)		Intercontinental Exchange, Inc.	(1,797,672)
(137,000)		SoFi Technologies, Inc.	(853,510)
			(4,291,777)
		Health Care (-2.0%)
(67,000)		Alnylam Pharmaceuticals, Inc.	(13,346,400)
(164,300)		Alphatec Holdings, Inc.	(2,372,492)
(30,400)		Ascendis Pharma, A/S	(2,126,784)
(165,066)		Bridgebio Pharma, Inc.	(2,396,758)
(87,790)		Coherus Biosciences, Inc.	(634,722)
(68,719)		CONMED Corp.	(8,629,045)
(5,864)		CryoPort, Inc.	(123,379)
(730,414)		Dexcom, Inc.	(88,628,435)
NUMBER OF SHARES			VALUE
(112,500)		Evolent Health, Inc. - Class A	$(4,096,125)
(415,224)		Halozyme Therapeutics, Inc.	(13,341,147)
(851,100)		Innoviva, Inc.	(9,983,403)
(160,531)		Insmed, Inc.	(3,130,354)
(102,881)		Insulet Corp.	(32,720,273)
(70,500)		Integer Holdings Corp.	(5,805,675)
(992,487)		Ironwood Pharmaceuticals, Inc. - Class A	(10,331,790)
(108,100)		Jazz Pharmaceuticals, PLC	(15,184,807)
(49,580)		Lantheus Holdings, Inc.	(4,236,611)
(9,000)		Mesa Laboratories, Inc.	(1,498,590)
(220,000)		Natera, Inc.	(11,158,400)
(35,000)		NeoGenomics, Inc.	(511,700)
(79,521)		Neurocrine Biosciences, Inc.	(8,034,802)
(100,600)		NextGen Healthcare, Inc.	(1,684,044)
(36,400)		Novocure, Ltd.	(2,398,760)
(65,000)		Omnicell, Inc.	(3,950,050)
(91,800)		Pacira BioSciences, Inc.	(4,159,458)
(97,000)		Revance Therapeutics, Inc.	(3,087,510)
(232,663)		Sarepta Therapeutics, Inc.	(28,564,036)
(275,000	) JPY	Ship Healthcare Holdings, Inc.	(4,830,085)
(10,000)		Teladoc Health, Inc.	(265,300)
(642,149)		Veradigm, Inc.	(8,020,441)
			(295,251,376)
		Industrials (-0.9%)
(722,400)		American Airlines Group, Inc.	(9,853,536)
(208,100	) JPY	ANA Holdings, Inc.	(4,517,272)
(34,955)		Axon Enterprise, Inc.	(7,365,368)
(320,700)		Chart Industries, Inc.	(42,685,170)
(513,000)		Clarivate, PLC	(4,545,180)
(110,973)		FTI Consulting, Inc.	(20,030,627)
(44,380)		Greenbrier Companies, Inc.	(1,173,851)
(54,800)		John Bean Technologies Corp.	(5,957,308)
(95,700)		Middleby Corp.	(13,482,216)
(19,000)		RBC Bearings, Inc.	(4,313,190)
(65,442	) EUR	Safran, SA	(10,163,264)
(77,000	) JPY	Seino Holdings Company, Ltd.	(851,128)
(57,600)		Stem, Inc.	(243,648)
(145,305)		Upwork, Inc.	(1,390,569)
(515,000)		Virgin Galactic Holdings, Inc.	(1,874,600)
			(128,446,927)
		Information Technology (-7.1%)
(206,345)		3D Systems Corp.	(1,890,120)
(785,900)		Akamai Technologies, Inc.	(64,420,223)
(104,250)		Altair Engineering, Inc. - Class A	(7,198,462)
(8,835)		Alteryx, Inc. - Class A	(363,384)
(114,700)		Bentley Systems, Inc. - Class B	(4,881,632)

See accompanying Notes to Schedule of Investments

www.calamos.com

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
(112,759)		BILL Holdings, Inc.	$(8,661,019)
(300,341)		Blackline, Inc.	(16,731,997)
(95,000)		Block, Inc.	(5,775,050)
(690,000)		Box, Inc. - Class A	(18,257,400)
(37,611)		Broadcom, Inc.	(23,563,291)
(27,900)		Ceridian HCM Holding, Inc.	(1,771,092)
(68,594)		Cloudflare, Inc. - Class A	(3,227,348)
(193,800)		Coherent Corp.	(6,616,332)
(111,800)		Confluent, Inc. - Class A	(2,459,600)
(62,900)		CyberArk Software, Ltd.	(7,837,340)
(164,100)		Datadog, Inc. - Class A	(11,057,058)
(50,000	) JPY	Digital Garage, Inc.	(1,754,193)
(64,050)		DigitalOcean Holdings, Inc.	(2,020,137)
(702,200)		Dropbox, Inc. - Class A	(14,282,748)
(49,734)		Enphase Energy, Inc.	(8,166,323)
(119,900)		Envestnet, Inc.	(7,599,262)
(42,000)		Five9, Inc.	(2,723,280)
(59,833)		Guidewire Software, Inc.	(4,558,676)
(30,500)		Impinj, Inc.	(2,696,505)
(1,038,000)		Infinera Corp.	(6,570,540)
(188,400)		Insight Enterprises, Inc.	(22,786,980)
(80,973)		InterDigital, Inc.	(5,485,111)
(47,916)		Itron, Inc.	(2,558,714)
(115,000)		Jamf Holding Corp.	(2,175,800)
(12,107,000	) HKD	Lenovo Group, Ltd.	(12,369,741)
(432,439)		Lumentum Holdings, Inc.	(20,865,182)
(113,800)		Model N, Inc.	(3,505,040)
(227,829)		MongoDB, Inc. - Class A	(54,669,847)
(251,676)		Nice, Ltd.	(51,344,421)
(113,350)		Nova, Ltd.	(10,365,857)
(69,587)		Nutanix, Inc. - Class A	(1,668,696)
(79,662)		Okta, Inc.	(5,459,237)
(1,320,700)		ON Semiconductor Corp.	(95,037,572)
(2,003,023)		Palo Alto Networks, Inc.	(365,471,577)
(30,500)		Pegasystems, Inc.	(1,391,410)
(131,500)		Progress Software Corp.	(7,216,720)
(36,500)		PROS Holdings, Inc.	(1,035,505)
(79,900)		Rapid7, Inc.	(3,883,939)
(20,711)		RingCentral, Inc. - Class A	(570,795)
(186,300)		Shift4 Payments, Inc. - Class A	(12,625,551)
(169,400)		SMART Global Holdings, Inc.	(2,612,148)
(143,498)		Splunk, Inc.	(12,375,268)
(477,058)		Teradyne, Inc.	(43,593,560)
(195,000)		Varonis Systems, Inc. - Class B	(4,516,200)
(63,300)		Verint Systems, Inc.	(2,309,817)
(116,000)		Vishay Intertechnology, Inc.	(2,469,640)
(381,500)		Wolfspeed, Inc.	(17,758,825)
NUMBER OF SHARES			VALUE
(176,700)		Workiva, Inc. - Class A	$(16,507,314)
(44,100)		Zscaler, Inc.	(3,973,410)
			(1,021,686,889)
		Materials (-0.5%)
(204,000	) JPY	Asahi Holdings, Inc.	(2,994,605)
(632,997)		ATI, Inc.	(24,446,344)
(30,000)		Lithium Americas Corp.	(599,400)
(67,200	) JPY	Maeda Kosen Company, Ltd.	(1,598,063)
(478,100	) JPY	Nippon Steel Corp.	(10,151,883)
(95,884	) CHF	Sika, AG	(26,324,253)
			(66,114,548)
		Real Estate (0.0%)
(63,400)		Anywhere Real Estate, Inc.	(403,858)
(605,000	) HKD	Link REIT	(3,946,163)
(88,000	) JPY	Relo Group, Inc.	(1,362,193)
			(5,712,214)
		Utilities (-0.7%)
(168,003)		American Electric Power Company, Inc.	(15,526,837)
(96,500)		Duke Energy Corp.	(9,541,920)
(35,300)		NextEra Energy Partners, LP	(2,030,103)
(303,662)		NextEra Energy, Inc.	(23,269,619)
(950,000)		PG&E Corp.	(16,254,500)
(255,000)		PPL Corp.	(7,323,600)
(205,000)		Southern Company	(15,077,750)
(359,000)		Sunnova Energy International, Inc.	(6,447,640)
			(95,471,969)
		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $2,491,094,488)	(2,493,854,797)
		TOTAL SECURITIES SOLD SHORT (Proceeds $2,491,094,488)	(2,493,854,797)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
WRITTEN OPTIONS (-2.9%)#
		Communication Services (0.0%)
		TEGNA, Inc.
2,000
3,420,000		Call, 05/19/23, Strike $16.00	(245,000)
1,500
2,565,000		Call, 05/19/23, Strike $17.00	(56,250)
			(301,250)
		Consumer Discretionary (0.0%)
11,000		Carnival Corp.
10,131,000		Call, 06/21/24, Strike $10.00	(2,299,000)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Market Neutral Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Consumer Staples (0.0%)
3,000	Albertsons Companies, Inc.
6,270,000	Call, 05/19/23, Strike $21.00	$(67,500)
	Financials (0.0%)
4,400	First Horizon Corp.
7,722,000	Put, 06/16/23, Strike $12.00	(187,000)
	Health Care (0.0%)
1,000	Horizon Therapeutics, PLC
11,116,000	Call, 05/19/23, Strike $115.00	(62,500)
	Industrials (0.0%)
1,100	Spirit Airlines, Inc.
1,881,000	Call, 05/19/23, Strike $17.50	(28,050)
4,400	Teck Resources, Ltd.
20,504,000	Call, 08/18/23, Strike $55.00	(723,800)
		(751,850)
	Information Technology (0.0%)
100	MicroStrategy, Inc.
3,283,800	Call, 06/16/23, Strike $300.00	(506,000)
	Other (-2.9%)
	S&P 500 Index
5,000
2,085,030,000	Call, 05/31/23, Strike $3,925.00	(136,025,000)
2,500
1,042,515,000	Put, 06/30/23, Strike $3,300.00	(1,387,500)
	S&P 500 Index
4,350
1,813,976,100	Call, 09/29/23, Strike $4,300.00	(61,291,500)
4,000
1,668,024,000	Call, 06/30/23, Strike $3,800.00	(167,620,000)
2,000
834,012,000	Call, 06/30/23, Strike $4,000.00	(49,000,000)
		(415,324,000)
	TOTAL WRITTEN OPTIONS (Premium $350,214,225)	$(419,499,100)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	07/20/23	12,842,000	$16,163,687	$(111,640)
State Street Bank and Trust	Japanese Yen	07/20/23	3,109,342,000	23,096,914	588,478
State Street Bank and Trust	Swiss Franc	07/20/23	25,357,000	28,618,333	(13,439)
State Street Bank and Trust	European Monetary Unit	07/20/23	102,651,000	113,604,877	(150,301)
					$313,098

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $3,780,603,224.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2023.

#  Non-income producing security.

&  Illiquid security.

***  The rate disclosed is the 7 day net yield as of April 30, 2023.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATION

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown. For purchased options denominated in JPY, the strike price shown is a percentage of the par value of the underlying.

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (101.9%)
	Communication Services (8.5%)
14,412	Activision Blizzard, Inc.~	$1,119,957
87,027	Alphabet, Inc. - Class A~#	9,341,478
97,586	Alphabet, Inc. - Class C~#	10,560,757
87,266	AT&T, Inc.~	1,541,990
75,325	Comcast Corp. - Class A	3,116,195
13,931	Fox Corp. - Class A^	463,345
16,109	Match Group, Inc.#	594,422
37,678	Meta Platforms, Inc. - Class A#	9,054,777
7,199	Netflix, Inc.~#	2,375,166
19,096	Paramount Global - Class B	445,510
11,521	T-Mobile US, Inc.#	1,657,872
71,895	Verizon Communications, Inc.~	2,791,683
34,928	Walt Disney Company~#	3,580,120
		46,643,272
	Consumer Discretionary (10.1%)
153,929	Amazon.com, Inc.~#	16,231,813
12,325	Aptiv, PLC#	1,267,749
620	Booking Holdings, Inc.~#	1,665,512
16,317	Caesars Entertainment, Inc.#	738,997
77,410	Carnival Corp.#^	712,946
746	Chipotle Mexican Grill, Inc.#	1,542,445
4,819	Darden Restaurants, Inc.	732,151
33,886	DISH Network Corp. - Class A#^	254,484
4,353	Dollar General Corp.	964,015
14,973	DR Horton, Inc.	1,644,335
13,062	eBay, Inc.	606,469
66,482	Ford Motor Company	789,806
24,960	General Motors Company	824,678
18,328	Home Depot, Inc.~	5,508,297
14,965	Lowe's Companies, Inc.	3,110,176
13,098	McDonald's Corp.~	3,873,733
16,729	MGM Resorts International	751,467
23,431	NIKE, Inc. - Class B~	2,969,176
35,522	Norwegian Cruise Line Holdings, Ltd.#^	474,219
1,973	O'Reilly Automotive, Inc.#	1,809,853
8,306	Ross Stores, Inc.	886,499
20,133	Starbucks Corp.~	2,301,001
14,470	Tesla, Inc.#	2,377,566
23,209	TJX Cos., Inc.~	1,829,333
2,553	Ulta Beauty, Inc.#	1,407,801
		55,274,521
	Consumer Staples (7.5%)
31,996	Altria Group, Inc.~	1,520,130
14,106	Archer-Daniels-Midland Company	1,101,397
9,047	Church & Dwight Company, Inc.	878,645
NUMBER OF SHARES		VALUE
58,508	Coca-Cola Company~	$3,753,288
13,628	Colgate-Palmolive Company	1,087,514
6,429	Constellation Brands, Inc. - Class A	1,475,263
5,563	Costco Wholesale Corp.~	2,799,413
4,928	Estee Lauder Cos., Inc. - Class A	1,215,836
14,883	General Mills, Inc.	1,319,080
11,290	Kellogg Company	787,703
8,415	Kimberly-Clark Corp.	1,219,249
19,444	Kraft Heinz Company	763,566
19,587	Kroger Company	952,516
39,310	Mondelez International, Inc. - Class A~	3,015,863
16,996	Monster Beverage Corp.#	951,776
17,946	PepsiCo, Inc.~	3,425,712
32,848	Philip Morris International, Inc.~	3,283,815
32,261	Procter & Gamble Company~	5,044,975
14,660	Sysco Corp.	1,125,008
9,279	Target Corp.	1,463,762
27,674	Walmart, Inc.~	4,177,944
		41,362,455
	Energy (5.0%)
36,231	Chevron Corp.~	6,107,822
24,585	ConocoPhillips~	2,529,551
6,933	EOG Resources, Inc.	828,286
42,171	Exxon Mobil Corp.	4,990,516
15,958	Hess Corp.	2,314,867
46,639	Kinder Morgan, Inc.	799,859
28,372	Marathon Petroleum Corp.	3,461,384
13,850	Occidental Petroleum Corp.	852,190
9,350	ONEOK, Inc.	611,583
6,548	Phillips 66	648,252
9,296	Pioneer Natural Resources Company	2,022,345
19,730	Schlumberger, Ltd.	973,675
6,519	Valero Energy Corp.	747,534
23,537	Williams Companies, Inc.	712,230
		27,600,094
	Financials (10.9%)
9,668	Aflac, Inc.~	675,310
7,426	Allstate Corp.~	859,634
16,598	American Express Company~	2,677,921
33,052	American International Group, Inc.~	1,753,078
4,548	Ameriprise Financial, Inc.	1,387,686
8,280	Arthur J Gallagher & Company	1,722,737
6,829	Assurant, Inc.~	840,855
183,606	Bank of America Corp.~	5,375,984
16,851	Bank of New York Mellon Corp.	717,684
25,027	Berkshire Hathaway, Inc. - Class B#	8,222,621
1,748	BlackRock, Inc.	1,173,258

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
7,693	Cboe Global Markets, Inc.~	$1,074,712
32,275	Charles Schwab Corp.	1,686,046
10,281	Chubb, Ltd.	2,072,238
24,311	Citigroup, Inc.~	1,144,319
3,638	CME Group, Inc.	675,831
9,875	Discover Financial Services	1,021,766
11,036	Fiserv, Inc.~#	1,347,716
9,810	Goldman Sachs Group, Inc.~	3,369,147
36,479	Huntington Bancshares, Inc.	408,565
4,172	Jack Henry & Associates, Inc.	681,455
44,413	JPMorgan Chase & Company~	6,139,653
4,518	M&T Bank Corp.	568,364
12,843	Marsh & McLennan Cos., Inc.~	2,314,180
14,003	MetLife, Inc.	858,804
22,763	Morgan Stanley	2,047,987
7,240	Northern Trust Corp.	565,878
5,424	Prudential Financial, Inc.	471,888
4,704	S&P Global, Inc.~	1,705,576
6,381	State Street Corp.	461,091
6,043	Travelers Companies, Inc.	1,094,629
11,478	Truist Financial Corp.	373,953
16,715	US Bancorp~	572,990
85,933	Wells Fargo & Company~	3,415,837
21,702	Zions Bancorp NA	604,618
		60,084,011
	Health Care (15.2%)
23,994	Abbott Laboratories~	2,650,617
29,805	AbbVie, Inc.~	4,504,132
15,384	Agilent Technologies, Inc.~	2,083,455
6,750	Amgen, Inc.~	1,618,245
16,845	Baxter International, Inc.~	803,170
5,634	Becton Dickinson & Co	1,489,123
3,510	Biogen, Inc.#	1,067,847
49,699	Boston Scientific Corp.#	2,590,312
47,423	Bristol-Myers Squibb Company~	3,166,434
10,960	Centene Corp.#	755,473
4,656	Cigna Group	1,179,318
20,592	CVS Health Corp.~	1,509,600
13,447	Danaher Corp.~	3,185,729
8,752	Dexcom, Inc.#	1,061,968
15,683	Edwards Lifesciences Corp.~#	1,379,790
15,926	Eli Lilly & Company~	6,304,466
5,774	GE Healthcare, Inc.#	469,657
21,935	Gilead Sciences, Inc.~	1,803,276
4,593	HCA Healthcare, Inc.	1,319,707
2,966	Humana, Inc.~	1,573,433
7,859	Intuitive Surgical, Inc.~#	2,367,288
4,445	IQVIA Holdings, Inc.#	836,682
NUMBER OF SHARES		VALUE
37,945	Johnson & Johnson	$6,211,596
4,200	Laboratory Corp. of America Holdings	952,182
4,229	McKesson Corp.	1,540,371
23,265	Medtronic, PLC	2,115,952
40,799	Merck & Company, Inc.~	4,711,061
4,330	Organon & Company	106,648
91,995	Pfizer, Inc.~	3,577,686
5,248	Quest Diagnostics, Inc.	728,475
1,119	Regeneron Pharmaceuticals, Inc.#	897,203
4,097	Stryker Corp.	1,227,666
8,032	Thermo Fisher Scientific, Inc.~	4,456,957
19,393	UnitedHealth Group, Inc.	9,543,101
6,584	Vertex Pharmaceuticals, Inc.~#	2,243,366
4,076	Zimmer Biomet Holdings, Inc.	564,281
5,545	Zoetis, Inc.	974,700
		83,570,967
	Industrials (8.4%)
6,458	3M Company	685,969
4,887	Allegion, PLC	539,916
9,309	Automatic Data Processing, Inc.~	2,047,980
6,376	Boeing Company~#	1,318,429
25,471	Carrier Global Corp.	1,065,197
12,974	Caterpillar, Inc.~	2,838,711
68,884	CSX Corp.~	2,110,606
4,683	Deere & Company~	1,770,268
16,105	Delta Air Lines, Inc.~#	552,563
6,427	Eaton Corp., PLC	1,074,080
18,384	Emerson Electric Company~	1,530,652
4,768	Generac Holdings, Inc.#	487,385
4,065	General Dynamics Corp.	887,552
17,324	General Electric Company	1,714,556
15,572	Honeywell International, Inc.~	3,111,909
5,791	Illinois Tool Works, Inc.	1,401,075
14,941	Johnson Controls International, PLC	894,069
6,471	L3Harris Technologies, Inc.	1,262,816
3,262	Lockheed Martin Corp.~	1,515,036
13,669	Masco Corp.	731,428
3,715	Norfolk Southern Corp.	754,256
3,340	Northrop Grumman Corp.~	1,540,642
6,118	Otis Worldwide Corp.	521,865
14,342	PACCAR, Inc.	1,071,204
8,751	Paychex, Inc.	961,385
14,708	Pentair, PLC	854,241
33,225	Raytheon Technologies Corp.~	3,319,178
29,363	Southwest Airlines Company	889,405
17,187	Union Pacific Corp.~	3,363,496
10,961	United Parcel Service, Inc. - Class B~	1,970,897
5,501	Verisk Analytics, Inc. - Class A	1,067,799

See accompanying Notes to Schedule of Investments

www.calamos.com

Hedged Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
10,528	Waste Management, Inc.~	$1,748,174
7,563	Xylem, Inc.~	785,342
		46,388,081
	Information Technology (28.4%)
9,201	Accenture, PLC - Class A	2,578,948
6,729	Adobe, Inc.~#	2,540,601
30,708	Advanced Micro Devices, Inc.~#	2,744,374
14,290	Amphenol Corp. - Class A	1,078,466
246,951	Apple, Inc.~	41,902,646
13,930	Applied Materials, Inc.~	1,574,508
3,978	Autodesk, Inc.#	774,875
7,349	Broadcom, Inc.~	4,604,148
87,447	Cisco Systems, Inc.~	4,131,871
11,157	Cognizant Technology Solutions Corp. - Class A	666,184
2,350	Enphase Energy, Inc.#	385,870
4,111	Gartner, Inc.#	1,243,413
6,112	Global Payments, Inc.	688,884
22,936	HP, Inc.	681,429
47,760	Intel Corp.~	1,483,426
11,222	International Business Machines Corp.	1,418,573
4,304	Intuit, Inc.~	1,910,761
14,614	Mastercard, Inc. - Class A~	5,553,758
27,188	Micron Technology, Inc.~	1,749,820
130,043	Microsoft Corp.~	39,957,012
2,075	Monolithic Power Systems, Inc.	958,588
6,178	NetApp, Inc.	388,534
41,497	NVIDIA Corp.~	11,515,003
6,156	NXP Semiconductors, NV	1,007,983
9,627	ON Semiconductor Corp.#	692,759
23,588	Oracle Corp.~	2,234,255
3,140	Paycom Software, Inc.#	911,762
11,692	PayPal Holdings, Inc.#	888,592
7,436	Qorvo, Inc.#	684,707
19,647	QUALCOMM, Inc.~	2,294,770
18,596	salesforce, Inc.~#	3,688,889
8,775	Skyworks Solutions, Inc.	929,272
2,075	SolarEdge Technologies, Inc.#	592,682
5,966	TE Connectivity, Ltd.	730,059
887	Teledyne Technologies, Inc.#	367,573
8,848	Teradyne, Inc.	808,530
10,940	Texas Instruments, Inc.~	1,829,168
33,158	Visa, Inc. - Class A~^	7,716,861
		155,909,554
	Materials (2.9%)
5,400	Air Products & Chemicals, Inc.~	1,589,544
4,414	Avery Dennison Corp.	770,155
5,555	Celanese Corp. - Class A	590,163
NUMBER OF SHARES		VALUE
15,391	Corteva, Inc.	$940,698
15,388	Dow, Inc.	837,107
13,834	DuPont de Nemours, Inc.	964,506
43,384	Freeport-McMoRan, Inc.	1,644,687
3,432	International Flavors & Fragrances, Inc.	332,767
12,067	Linde, PLC	4,458,153
6,841	PPG Industries, Inc.	959,519
3,952	ServiceNow, Inc.#	1,815,628
4,187	Sherwin-Williams Company	994,580
		15,897,507
	Real Estate (2.3%)
4,704	Alexandria Real Estate Equities, Inc.	584,143
5,910	American Tower Corp.	1,207,945
4,325	AvalonBay Communities, Inc.	780,100
5,868	Crown Castle, Inc.	722,292
6,585	Digital Realty Trust, Inc.	652,903
1,082	Equinix, Inc.	783,455
4,187	Federal Realty Investment Trust	414,052
5,627	Mid-America Apartment Communities, Inc.	865,433
17,310	Prologis, Inc.	2,168,077
3,098	Public Storage	913,383
10,764	Realty Income Corp.	676,410
8,775	Regency Centers Corp.	539,048
13,625	UDR, Inc.	563,121
11,022	Welltower, Inc.	873,163
20,513	Weyerhaeuser Company	613,544
		12,357,069
	Utilities (2.7%)
33,571	AES Corp.~	794,290
13,145	American Electric Power Company, Inc.~	1,214,861
12,227	CMS Energy Corp.	761,253
10,239	Consolidated Edison, Inc.	1,008,234
3,443	Constellation Energy Corp.	266,488
12,105	Dominion Energy, Inc.	691,680
16,740	Duke Energy Corp.~	1,655,251
7,408	Edison International	545,229
7,495	Entergy Corp.	806,312
10,327	Exelon Corp.	438,278
16,957	FirstEnergy Corp.	674,889
26,928	NextEra Energy, Inc.~	2,063,493
20,718	NiSource, Inc.	589,634
13,019	Public Service Enterprise Group, Inc.	822,801
18,586	Southern Company	1,367,000
14,920	Xcel Energy, Inc.	1,043,057
		14,742,750
	TOTAL COMMON STOCKS (Cost $446,683,400)	559,830,281

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Hedged Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (1.0%)
	Other (1.0%)
12,859	SPDR S&P 500 ETF Trust^ (Cost $5,300,908)	$5,348,444
PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BOND (0.9%)
	Consumer Discretionary (0.9%)
616,000	Tesla, Inc. 2.000%, 05/15/24 (Cost $6,587,300)	4,887,867
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Other (0.2%)
	S&P 500 Index
200
83,401,200	Put, 06/30/23, Strike $3,800.00	483,000
475
198,077,850	Put, 05/31/23, Strike $3,900.00	596,125
350
145,952,100	Call, 06/30/23, Strike $4,450.00	309,750
150
62,550,900	Put, 05/31/23, Strike $3,800.00	110,250
	TOTAL PURCHASED OPTIONS (Cost $1,781,544)	1,499,125
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.0%)
254,145	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $254,145)	254,145
	TOTAL INVESTMENTS (104.0%) (Cost $460,607,297)	571,819,862
PAYABLE UPON RETURN OF SECURITIES ON LOAN (0.0%)		(254,145)
LIABILITIES, LESS OTHER ASSETS (-4.0%)		(22,228,096)
NET ASSETS (100.0%)		$549,337,621
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-4.1%)#
	Other (-4.1%)
	S&P 500 Index
225
93,826,350	Call, 05/31/23, Strike $3,925.00	$(6,121,125)
200
83,401,200	Put, 06/30/23, Strike $3,300.00	(111,000)
320
133,441,920	Call, 09/29/23, Strike $4,300.00	(4,508,800)
300
125,101,800	Call, 06/30/23, Strike $4,000.00	(7,350,000)
100
41,700,600	Call, 06/30/23, Strike $3,800.00	(4,190,500)
	TOTAL WRITTEN OPTIONS (Premium $19,251,225)	$(22,281,425)

NOTES TO SCHEDULE OF INVESTMENTS

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $153,275,073.

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Phineus Long/Short Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (86.9%)
		Communication Services (5.3%)
460,500		Alphabet, Inc. - Class A#~	$49,430,070
		Consumer Discretionary (13.1%)
495,000		Amazon.com, Inc.#~	52,197,750
626,500		Caesars Entertainment, Inc.#~^	28,374,185
126,000		Hyatt Hotels Corp. - Class A#	14,401,800
162,000		Marriott International, Inc. - Class A~	27,433,080
			122,406,815
		Consumer Staples (3.9%)
480,000		Sysco Corp.~	36,835,200
		Financials (10.7%)
1,095,000		Huntington Bancshares, Inc.~	12,264,000
320,000		Morgan Stanley	28,790,400
3,907,000	GBP	NatWest Group, PLC	12,870,038
177,500		PNC Financial Services Group, Inc.~	23,119,375
565,000		Wells Fargo & Company~	22,458,750
			99,502,563
		Health Care (4.7%)
28,000		Danaher Corp.~	6,633,480
71,000		Humana, Inc.~	37,664,790
			44,298,270
		Industrials (32.1%)
447,000		AerCap Holdings, NV#	25,192,920
845,000		Air Lease Corp. - Class A~	33,985,900
1,380,000		American Airlines Group, Inc.#	18,823,200
1,260,000		CSX Corp.~	38,606,400
888,000		Delta Air Lines, Inc.#~	30,467,280
159,000		Honeywell International, Inc.~	31,774,560
190,000		L3Harris Technologies, Inc.~	37,078,500
28,000		Parker-Hannifin Corp.	9,096,640
336,000		Raytheon Technologies Corp.~	33,566,400
45,000		Union Pacific Corp.	8,806,500
742,125		United Airlines Holdings, Inc.#~	32,505,075
			299,903,375
		Information Technology (15.7%)
130,000		Analog Devices, Inc.~	23,384,400
151,500		Microsoft Corp.~	46,549,890
78,500		Paycom Software, Inc.#~	22,794,045
214,000		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	18,040,200
152,800		Visa, Inc. - Class A~^	35,561,144
			146,329,679
NUMBER OF SHARES		VALUE
	Materials (1.4%)
35,500	Linde, PLC	$13,115,475
	TOTAL COMMON STOCKS (Cost $787,341,162)	811,821,447
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.3%)#
	Financials (0.0%)
12,750	Huntington Bancshares, Inc.
14,280,000	Call, 05/19/23, Strike $12.00	223,125
5,650	Wells Fargo & Company
22,458,750	Call, 05/19/23, Strike $42.50	70,625
		293,750
	Information Technology (0.1%)
1,890	Snowflake, Inc.
27,987,120	Call, 05/05/23, Strike $155.00	282,555
630	Snowflake, Inc.
9,329,040	Call, 05/05/23, Strike $152.50	140,805
505	Visa, Inc.
11,752,865	Put, 05/19/23, Strike $227.50	86,607
		509,967
	Other (0.2%)
14,300	Industrial Select Sector SPDR
143,000,000	Put, 05/19/23, Strike $98.00	1,129,700
9,150	SPDR S&P 500 ETF Trust
380,575,950	Put, 05/05/23, Strike $400.00	242,475
11,050	SPDR S&P Regional Banking ETF
47,117,200	Call, 05/05/23, Strike $45.00	265,200
		1,637,375
	TOTAL PURCHASED OPTIONS (Cost $7,523,025)	2,441,092
	TOTAL INVESTMENTS (87.2%) (Cost $794,864,187)	814,262,539
OTHER ASSETS, LESS LIABILITIES (12.8%)		119,640,345
NET ASSETS (100.0%)		$933,902,884
NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-10.3%)#
	Consumer Discretionary (-1.0%)
(3,600)	Booking Holdings, Inc.	(9,670,716)
	Consumer Staples (-3.0%)
(28,500)	Costco Wholesale Corp.	(14,341,770)
(92,500)	Walmart, Inc.	(13,964,725)
		(28,306,495)

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Phineus Long/Short Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
	Information Technology (-6.3%)
(123,500)	Apple, Inc.	$(20,955,480)
(45,000)	Lam Research Corp.	(23,583,600)
(70,000)	salesforce, Inc.	(13,885,900)
		(58,424,980)
	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $88,338,600)	(96,402,191)
EXCHANGE-TRADED FUND SOLD SHORT (-17.6%)#
	Other (-17.6%)
(395,000)	SPDR S&P 500 ETF Trust (Proceeds $157,998,724)	(164,292,350)
	TOTAL SECURITIES SOLD SHORT (Proceeds $246,337,324)	(260,694,541)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-0.2%)#
	Financials (0.0%)
2,550	Huntington Bancshares, Inc.
2,856,000	Call, 05/19/23, Strike $11.00	(140,250)
2,550	Huntington Bancshares, Inc.
2,856,000	Put, 05/19/23, Strike $11.00	(82,875)
		(223,125)
	Health Care (0.0%)
840	Danaher Corp.
19,900,440	Put, 05/19/23, Strike $220.00	(56,700)
	Industrials (0.0%)
290	Parker-Hannifin Corp.
9,421,520	Put, 05/19/23, Strike $320.00	(213,150)
	Information Technology (-0.1%)
630	Snowflake, Inc.
9,329,040	Call, 05/05/23, Strike $148.00	(256,725)
630	Snowflake, Inc.
9,329,040	Put, 05/05/23, Strike $148.00	(240,975)
1,520	Visa, Inc.
35,374,960	Call, 06/16/23, Strike $255.00	(59,280)
1,520	Visa, Inc.
35,374,960	Put, 06/16/23, Strike $205.00	(109,440)
		(666,420)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Other (-0.1%)
9,150	SPDR S&P 500 ETF Trust
380,575,950	Put, 06/16/23, Strike $360.00	$(809,775)
2,220	SPDR S&P Regional Banking ETF
9,466,080	Put, 05/05/23, Strike $42.00	(136,530)
		(946,305)
	TOTAL WRITTEN OPTIONS (Premium $4,082,254)	$(2,105,700)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $419,403,434.

^  Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

GBP  British Pound Sterling

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (84.7%)
	Communication Services (6.7%)
12,500,000	Liberty Media Corp.* 0.500%, 12/01/50	$12,214,500
11,250,000	2.250%, 08/15/27	11,975,287
9,750,000	3.750%, 03/15/28^	9,902,295
7,750,000	Match Group Finance Company 3, Inc.*^ 2.000%, 01/15/30	6,577,193
8,500,000	Perficient, Inc. 0.125%, 11/15/26	6,715,935
20,500,000	Snap, Inc. 0.000%, 05/01/27	15,132,485
		62,517,695
	Consumer Discretionary (14.5%)
4,750,000	Airbnb, Inc. 0.000%, 03/15/26	4,154,208
6,750,000	Booking Holdings, Inc. 0.750%, 05/01/25	10,167,457
15,500,000	DISH Network Corp. 0.000%, 12/15/25	7,673,275
10,750,000	DraftKings Holdings, Inc.^ 0.000%, 03/15/28	7,732,045
16,750,000	Etsy, Inc.^ 0.125%, 09/01/27	14,745,360
20,250,000	Ford Motor Company 0.000%, 03/15/26	19,782,022
9,500,000	Liberty Broadband Corp.* 3.125%, 03/31/53	9,410,605
2,695,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,469,395
11,500,000	Marriott Vacations Worldwide Corp.* 3.250%, 12/15/27	11,323,935
4,750,000	Rivian Automotive, Inc.*^ 4.625%, 03/15/29	4,419,210
5,250,000	Royal Caribbean Cruises, Ltd.*^ 6.000%, 08/15/25	8,028,930
7,750,000	Shake Shack, Inc. 0.000%, 03/01/28	5,708,495
17,750,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	16,037,835
10,750,000	Wayfair, Inc.* 3.250%, 09/15/27	9,238,120
4,750,000	Wynn Macau, Ltd.* 4.500%, 03/07/29	5,403,838
		135,294,730
	Consumer Staples (0.6%)
5,750,000	Post Holdings, Inc.* 2.500%, 08/15/27	6,032,037
	Energy (3.0%)
3,000,000	EQT Corp. 1.750%, 05/01/26	7,176,180
PRINCIPAL AMOUNT		VALUE
5,410,000	Nabors Industries, Inc.* 1.750%, 06/15/29	$4,215,580
5,000,000	Northern Oil And Gas, Inc.* 3.625%, 04/15/29	5,632,900
4,750,000	Pioneer Natural Resources Company^ 0.250%, 05/15/25	10,845,343
		27,870,003
	Financials (1.2%)
10,250,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	11,051,550
	Health Care (18.3%)
5,500,000	Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	5,464,965
7,750,000	Alphatec Holdings, Inc. 0.750%, 08/01/26	7,978,237
6,969,000	BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	7,167,477
6,000,000	CONMED Corp.* 2.250%, 06/15/27	6,509,460
7,000,000	CryoPort, Inc.* 0.750%, 12/01/26	5,521,110
25,750,000	Dexcom, Inc.^ 0.250%, 11/15/25	28,085,010
2,772,000	Envista Holdings Corp. 2.375%, 06/01/25	5,264,804
10,750,000	Exact Sciences Corp.^ 0.375%, 03/01/28	9,332,290
8,250,000	Halozyme Therapeutics, Inc.*^ 1.000%, 08/15/28	7,244,572
5,500,000	Insmed, Inc. 0.750%, 06/01/28	4,584,800
5,750,000	Insulet Corp. 0.375%, 09/01/26	8,596,135
7,693,000	Integer Holdings Corp.*^ 2.125%, 02/15/28	8,809,024
4,750,000	Integra LifeSciences Holdings Corp.^ 0.500%, 08/15/25	4,598,285
5,500,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	5,049,165
12,250,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	13,344,170
4,359,000	Lantheus Holdings, Inc.* 2.625%, 12/15/27	5,792,719
10,000,000	NeoGenomics, Inc. 0.250%, 01/15/28	7,201,100
5,000,000	NextGen Healthcare, Inc.* 3.750%, 11/15/27	4,936,950
5,600,000	NuVasive, Inc.^ 0.375%, 03/15/25	5,049,016
5,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	4,732,100
2,800,000	Repligen Corp. 0.375%, 07/15/24	3,933,300

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
5,500,000	Sarepta Therapeutics, Inc.*^ 1.250%, 09/15/27	$6,216,430
6,500,000	Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	5,974,475
		171,385,594
	Industrials (5.1%)
7,000,000	Air Transport Services Group, Inc.^~ 1.125%, 10/15/24	6,698,720
5,000,000	Axon Enterprise, Inc.* 0.500%, 12/15/27	5,655,400
7,500,000	John Bean Technologies Corp.^ 0.250%, 05/15/26	6,938,700
5,500,000	Middleby Corp. 1.000%, 09/01/25	6,675,295
6,250,000	Parsons Corp. 0.250%, 08/15/25	6,793,687
8,000,000	Southwest Airlines Company^ 1.250%, 05/01/25	8,569,120
6,750,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	5,893,425
		47,224,347
	Information Technology (30.8%)
9,500,000	Akamai Technologies, Inc.^ 0.125%, 05/01/25	9,807,895
11,500,000	Bentley Systems, Inc. 0.125%, 01/15/26	10,860,715
15,750,000	Bill.com Holdings, Inc.^ 0.000%, 12/01/25	14,468,422
12,000,000	Block, Inc. 0.500%, 05/15/23	12,010,080
8,500,000	Camtek Ltd.* 0.000%, 12/01/26	6,943,140
8,000,000	Confluent, Inc.^ 0.000%, 01/15/27	6,367,680
8,750,000	CyberArk Software, Ltd. 0.000%, 11/15/24	9,125,900
9,750,000	Datadog, Inc.^ 0.125%, 06/15/25	10,232,235
8,500,000	DigitalOcean Holdings, Inc. 0.000%, 12/01/26	6,653,970
11,847,000	Enphase Energy, Inc. 0.000%, 03/01/26	11,318,861
17,750,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	18,821,745
6,250,000	MongoDB, Inc. 0.250%, 01/15/26	8,244,750
4,750,000	Okta, Inc. 0.375%, 06/15/26	4,027,003
19,250,000	ON Semiconductor Corp. 0.500%, 03/01/29*	18,622,835
3,250,000	0.000%, 05/01/27	4,780,393
9,500,000	Palo Alto Networks, Inc. 0.750%, 07/01/23~	19,463,505
6,250,000	0.375%, 06/01/25	11,565,625
PRINCIPAL AMOUNT		VALUE
11,500,000	Repay Holdings Corp.* 0.000%, 02/01/26	$8,782,320
21,750,000	Shift4 Payments, Inc.^ 0.000%, 12/15/25	23,869,972
20,000,000	Splunk, Inc. 1.125%, 06/15/27	17,122,600
13,750,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	13,810,362
17,000,000	Unity Software, Inc. 0.000%, 11/15/26	13,258,810
7,500,000	Wix.com, Ltd.^ 0.000%, 08/15/25	6,565,575
10,250,000	Wolfspeed, Inc. 1.875%, 12/01/29*	7,594,328
6,704,000	0.250%, 02/15/28	4,847,260
9,500,000	Zscaler, Inc. 0.125%, 07/01/25	9,208,635
		288,374,616
	Materials (2.5%)
2,125,000	ATI, Inc. 3.500%, 06/15/25	5,368,515
4,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	5,926,725
6,655,000	Lithium Americas Corp. 1.750%, 01/15/27	5,194,028
8,241,000	MP Materials Corp.* 0.250%, 04/01/26	7,047,209
		23,536,477
	Real Estate (0.5%)
5,250,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	4,501,928
	Utilities (1.5%)
9,500,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	9,536,765
4,750,000	Southern Company*^ 3.875%, 12/15/25	4,897,060
		14,433,825
	TOTAL CONVERTIBLE BONDS (Cost $806,396,805)	792,222,802
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (10.7%)
	Communication Services (1.6%)
12,500	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	14,604,875
	Consumer Discretionary (1.0%)
82,155	Aptiv, PLC~ 5.500%, 06/15/23	9,299,124

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
	Financials (2.0%)
10,300	Bank of America Corp.~‡‡ 7.250%	$12,194,479
107,870	KKR & Company, Inc. 6.000%, 09/15/23	6,889,657
		19,084,136
	Health Care (1.2%)
89,600	Boston Scientific Corp. 5.500%, 06/01/23	11,265,408
	Utilities (4.9%)
104,840	AES Corp. 6.875%, 02/15/24	9,436,649
191,900	American Electric Power Company, Inc.^ 6.125%, 08/15/23	9,756,196
353,990	NextEra Energy, Inc. 6.219%, 09/01/23^	17,373,829
187,200	6.926%, 09/01/25	8,862,048
		45,428,722
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $96,978,684)	99,682,265
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.0%)
500	Palo Alto Networks, Inc.
9,123,000	Put, 06/16/23, Strike $180.00 (Cost $345,165)	410,000
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (8.5%)
23,885,444	JPMorgan Prime Money Market Fund - Capital Class, 5.03%***†	23,885,444
55,298,511	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%†	55,298,511
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $79,183,955)	79,183,955
	TOTAL INVESTMENTS (103.9%) (Cost $982,904,609)	971,499,022
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-8.5%)		(79,183,955)
OTHER ASSETS, LESS LIABILITIES (4.6%)		42,773,241
NET ASSETS (100.0%)		$935,088,308

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Canadian Dollar	07/20/23	937,000	$692,668	$2,770
					$2,770
COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Bank of New York	Hong Kong Dollar	07/20/23	35,737,000	$4,567,333	$6,913
Bank of New York	Canadian Dollar	07/20/23	6,327,000	4,677,175	36,409
					$43,322

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,123,251.

‡‡  Perpetual maturity.

***  The rate disclosed is the 7 day net yield as of April 30, 2023.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (93.0%)
		Communication Services (9.8%)
1,100,000	EUR	America Movil, BV 0.000%, 03/02/24	$1,306,609
863,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	1,145,589
400,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	581,425
50,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	377,478
605,000		iQIYI, Inc. 4.000%, 12/15/26	539,842
3,546,000		Sea, Ltd. 0.250%, 09/15/26	2,819,247
1,377,000		2.375%, 12/01/25	1,581,677
1,400,000		Snap, Inc. 0.000%, 05/01/27	1,033,438
1,181,000		0.750%, 08/01/26	1,020,951
1,000,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	827,260
808,000		Zillow Group, Inc. 1.375%, 09/01/26	947,186
			12,180,702
		Consumer Discretionary (19.6%)
607,000		Booking Holdings, Inc. 0.750%, 05/01/25	914,318
900,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	954,263
1,189,000		DISH Network Corp. 0.000%, 12/15/25	588,614
2,719,000		DraftKings Holdings, Inc. 0.000%, 03/15/28	1,955,668
772,000		Etsy, Inc. 0.125%, 10/01/26	1,034,411
1,329,000		Farfetch, Ltd. 3.750%, 05/01/27	1,010,585
1,400,000	AUD	Flight Centre Travel Group, Ltd. 1.625%, 11/01/28	848,471
300,000	EUR	HelloFresh, SE 0.750%, 05/13/25	306,753
657,000		Liberty Broadband Corp.* 3.125%, 03/31/53	650,818
1,330,000		Lucid Group, Inc.* 1.250%, 12/15/26	725,156
1,458,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	1,402,713
703,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	684,068
2,300,000		Meituan 0.000%, 04/27/28	1,897,155
PRINCIPAL AMOUNT			VALUE
900,000	GBP	Ocado Group, PLC 0.750%, 01/18/27	$776,528
800,000	GBP	0.875%, 12/09/25	787,379
1,197,000		PDD Holdings, Inc. 0.000%, 12/01/25	1,142,836
645,000		Rivian Automotive, Inc.* 4.625%, 03/15/29	600,082
889,000		Royal Caribbean Cruises, Ltd.* 6.000%, 08/15/25	1,359,566
1,000,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	918,114
980,000		Stride, Inc. 1.125%, 09/01/27	1,027,167
91,000		Tesla, Inc. 2.000%, 05/15/24	722,071
2,043,000		Vroom, Inc. 0.750%, 07/01/26	735,133
1,486,000		Wayfair, Inc. 3.250%, 09/15/27*	1,277,009
977,000		1.000%, 08/15/26^	639,232
1,283,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	1,459,605
			24,417,715
		Consumer Staples (0.6%)
600,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	706,832
		Energy (3.0%)
670,000		Nabors Industries, Inc.* 1.750%, 06/15/29	522,077
1,341,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	1,510,744
747,000		Pioneer Natural Resources Company 0.250%, 05/15/25	1,705,573
			3,738,394
		Financials (5.4%)
1,312,000		Coinbase Global, Inc. 0.500%, 06/01/26	849,350
2,700,000	EUR	Corestate Capital Holding, SA 1.375%, 07/31/23	416,072
1,000,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	820,532
600,000	EUR	JPMorgan Chase Bank NA 0.000%, 02/18/24	706,845
900,000	EUR	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.000%, 01/14/25	1,042,922
1,299,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	1,400,582
1,300,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	1,566,521
			6,802,824

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
		Health Care (14.3%)
761,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	$756,153
725,000		BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	745,648
650,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	469,183
841,000		CONMED Corp.* 2.250%, 06/15/27	912,409
1,140,000		Dexcom, Inc.^ 0.250%, 11/15/25	1,243,375
785,000		Halozyme Therapeutics, Inc. 1.000%, 08/15/28*	689,332
622,000		0.250%, 03/01/27	509,785
502,000		Innoviva, Inc. 2.500%, 08/15/25	488,928
732,000		Insmed, Inc. 0.750%, 06/01/28	610,195
658,000		Integer Holdings Corp.* 2.125%, 02/15/28	753,456
788,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	762,831
753,000		Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	691,277
1,295,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	1,410,669
415,000		Lantheus Holdings, Inc.* 2.625%, 12/15/27	551,498
200,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	1,512,613
941,000		NeoGenomics, Inc. 0.250%, 01/15/28	677,624
670,000		Oak Street Health, Inc. 0.000%, 03/15/26	664,868
600,000		Omnicell, Inc. 0.250%, 09/15/25	567,048
620,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	586,780
759,000		Sarepta Therapeutics, Inc.* 1.250%, 09/15/27	857,867
130,000,000	JPY	Ship Healthcare Holdings, Inc. 0.000%, 12/13/23	965,184
630,000		Tabula Rasa HealthCare, Inc. 1.750%, 02/15/26	519,952
910,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	836,427
			17,783,102
		Industrials (4.4%)
600,000	EUR	Duerr, AG 0.750%, 01/15/26	712,022
981,000		John Bean Technologies Corp. 0.250%, 05/15/26	907,582
PRINCIPAL AMOUNT			VALUE
700,000		L&F Company, Ltd. 2.500%, 04/26/30	$622,020
652,000		Middleby Corp. 1.000%, 09/01/25	791,326
600,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	699,400
573,000		Southwest Airlines Company^ 1.250%, 05/01/25	613,763
1,674,000		Sunrun, Inc. 0.000%, 02/01/26	1,129,866
			5,475,979
		Information Technology (30.7%)
888,000		Affirm Holdings, Inc. 0.000%, 11/15/26	566,793
610,000		Akamai Technologies, Inc. 0.125%, 05/01/25	629,770
691,000		Bill.com Holdings, Inc. 0.000%, 04/01/27	547,431
625,000		0.000%, 12/01/25	574,144
873,000		Block, Inc. 0.125%, 03/01/25	815,574
920,000		Confluent, Inc. 0.000%, 01/15/27	732,283
973,000		CyberArk Software, Ltd. 0.000%, 11/15/24	1,014,800
496,000		Datadog, Inc.^ 0.125%, 06/15/25	520,532
2,203,000		DigitalOcean Holdings, Inc. 0.000%, 12/01/26	1,724,552
1,374,000		Dropbox, Inc.^ 0.000%, 03/01/28	1,175,375
1,777,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	992,214
2,744,000		Fastly, Inc. 0.000%, 03/15/26	2,204,886
1,676,000		Five9, Inc. 0.500%, 06/01/25	1,541,451
663,000		LivePerson, Inc. 0.000%, 12/15/26	427,244
1,161,000		Lumentum Holdings, Inc. 0.500%, 12/15/26	987,245
1,367,000		Microchip Technology, Inc. 0.125%, 11/15/24	1,449,539
2,264,000		MicroStrategy, Inc. 0.000%, 02/15/27	1,374,339
2,783,000		NCL Corp. Ltd. 1.125%, 02/15/27	2,029,364
1,500,000	EUR	Nexi S.p.A 0.000%, 02/24/28	1,245,158
1,400,000	EUR	1.750%, 04/24/27	1,332,874
569,000		Nice, Ltd. 0.000%, 09/15/25	534,228

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
2,023,000		Okta, Inc. 0.125%, 09/01/25	$1,815,096
1,301,000		ON Semiconductor Corp. 0.500%, 03/01/29*	1,258,613
824,000		0.000%, 05/01/27	1,212,013
770,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	1,424,885
729,000		Pegasystems, Inc. 0.750%, 03/01/25	658,834
190,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	1,536,539
929,000		Shift4 Payments, Inc. 0.000%, 12/15/25	1,019,550
492,000		Silicon Laboratories, Inc.^ 0.625%, 06/15/25	594,661
708,200	EUR	SOITEC 0.000%, 10/01/25	1,379,976
1,080,000		Splunk, Inc. 1.125%, 09/15/25	1,023,775
796,000		Tyler Technologies, Inc.^ 0.250%, 03/15/26	799,494
992,000		Unity Software, Inc. 0.000%, 11/15/26	773,691
596,000		Workiva, Inc. 1.125%, 08/15/26	792,048
1,335,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,130,291
490,000		Zscaler, Inc. 0.125%, 07/01/25	474,972
			38,314,234
		Materials (1.8%)
1,448,000		Amyris, Inc. 1.500%, 11/15/26	342,047
1,675,000		Lithium Americas Corp. 1.750%, 01/15/27	1,307,287
70,000,000	JPY	Nippon Steel Corp. 0.000%, 10/05/26	632,402
			2,281,736
		Real Estate (1.8%)
400,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	483,183
1,235,000		Redfin Corp. 0.000%, 10/15/25	906,811
1,000,000		Vingroup, JSC 3.000%, 04/20/26	831,350
			2,221,344
		Utilities (1.6%)
1,307,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	1,312,058
PRINCIPAL AMOUNT			VALUE
651,000		Southern Company* 3.875%, 12/15/25	$671,155
			1,983,213
		TOTAL CONVERTIBLE BONDS (Cost $133,273,081)	115,906,075
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.3%)
		Communication Services (0.4%)
485		T-Mobile Exchangeable Trust* 5.250%, 06/01/23	566,669
		Financials (3.8%)
1,687		Bank of America Corp.‡‡ 7.250%	1,997,290
14,328		KKR & Company, Inc. 6.000%, 09/15/23	915,129
1,580		Wells Fargo & Company - Class A‡‡ 7.500%	1,845,488
			4,757,907
		Utilities (1.1%)
6,963		AES Corp. 6.875%, 02/15/24	626,739
15,361		NextEra Energy, Inc. 6.926%, 09/01/25	727,190
			1,353,929
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $6,852,655)	6,678,505
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITY (0.8%)
1,016,000		U.S. Treasury Note^ 2.250%, 03/31/24 (Cost $1,013,700)	992,624
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTION (0.2%)#
		Industrials (0.2%)
218 759,948	EUR	Schneider Electric, SE Call, 06/16/23, Strike 150.00 (Cost $184,159)	230,846

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Convertible Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (3.9%)
4,889,538	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $4,889,538)	$4,889,538
	TOTAL INVESTMENTS (103.2%) (Cost $146,213,133)	128,697,588
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.9%)		(4,889,538)
OTHER ASSETS, LESS LIABILITIES (0.7%)		851,398
NET ASSETS (100.0%)		$124,659,448

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

‡‡  Perpetual maturity.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  European Monetary Unit

GBP  British Pound Sterling

JPY  Japanese Yen

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$104,858,433	81.5%
European Monetary Unit	14,589,815	11.3%
Japanese Yen	5,024,216	3.9%
British Pound Sterling	2,384,439	1.8%
Canadian Dollar	992,214	0.8%
Australian Dollar	848,471	0.7%
Total Investments	$128,697,588	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.5%)
	Communication Services (3.6%)
44,370	Iridium Communications, Inc.	$2,816,164
84,241	Magnite, Inc.#	791,865
198,031	Perion Network, Ltd.#	6,937,026
		10,545,055
	Consumer Discretionary (14.4%)
29,222	Boot Barn Holdings, Inc.#	2,117,718
152,157	Bowlero Corp.#	2,226,057
37,479	Crocs, Inc.#	4,635,028
14,983	Fox Factory Holding Corp.#	1,661,165
4,504	Murphy USA, Inc.	1,239,636
197,827	On Holding, AG - Class A#	6,419,486
117,496	PowerSchool Holdings, Inc. - Class A#	2,453,317
80,535	Sportradar Holding, AG - Class A#	931,790
39,070	Texas Roadhouse, Inc. - Class A	4,321,923
7,205	TopBuild Corp.#	1,624,583
29,304	Wingstop, Inc.	5,864,024
271,922	Xponential Fitness, Inc. - Class A#	8,995,180
		42,489,907
	Consumer Staples (8.8%)
60,641	BellRing Brands, Inc.#	2,182,470
89,735	Celsius Holdings, Inc.#	8,575,974
96,265	elf Beauty, Inc.#	8,929,541
26,930	Freshpet, Inc.#	1,857,362
12,395	MGP Ingredients, Inc.	1,223,139
148,899	Vita Coco Company, Inc.#	3,223,663
		25,992,149
	Energy (1.5%)
89,959	Matador Resources Company	4,410,690
	Financials (4.0%)
14,455	Kinsale Capital Group, Inc.	4,722,593
159,473	Remitly Global, Inc.#	2,679,147
10,498	RLI Corp.	1,459,747
140,593	Skyward Specialty Insurance Group, Inc.#	3,005,878
		11,867,365
	Health Care (27.9%)
572,601	Alphatec Holdings, Inc.#	8,268,358
60,825	Apellis Pharmaceuticals, Inc.#	5,074,630
67,855	Evolent Health, Inc. - Class A#	2,470,601
114,693	Harrow Health, Inc.#	2,893,704
26,930	Inspire Medical Systems, Inc.#	7,207,276
88,522	iRadimed Corp.	3,685,171
11,309	iRhythm Technologies, Inc.#	1,486,003
4,792	Karuna Therapeutics, Inc.#	950,924
NUMBER OF SHARES		VALUE
21,812	Krystal Biotech, Inc.#	$1,832,208
35,524	Ligand Pharmaceuticals, Inc.#	2,712,257
23,608	Merit Medical Systems, Inc.#	1,919,094
31,019	Natera, Inc.#	1,573,284
177,554	Paragon 28, Inc.#	3,270,545
17,976	Penumbra, Inc.#	5,107,341
75,807	Phreesia, Inc.#	2,398,533
48,142	Revance Therapeutics, Inc.#	1,532,360
129,251	RxSight, Inc.#	2,313,593
5,423	Shockwave Medical, Inc.#	1,573,538
172,762	Tactile Systems Technology, Inc.#	3,149,451
169,022	Tela Bio, Inc.#	1,588,807
95,837	TransMedics Group, Inc.#	7,580,707
362,648	Treace Medical Concepts, Inc.#	8,881,250
29,054	UFP Technologies, Inc.#	4,004,803
18,887	Xenon Pharmaceuticals, Inc.#	760,768
		82,235,206
	Industrials (15.5%)
21,627	AAON, Inc.	2,119,446
34,263	Applied Industrial Technologies, Inc.	4,648,119
38,399	Axon Enterprise, Inc.#	8,091,053
100,370	CBIZ, Inc.#	5,288,495
198,844	CECO Environmental Corp.#	2,308,579
5,463	Curtiss-Wright Corp.	927,781
21,659	ExlService Holdings, Inc.#	3,863,532
31,101	FTAI Aviation, Ltd.	884,824
4,725	Saia, Inc.#	1,406,963
62,965	Sterling Infrastructure, Inc.#	2,324,668
64,946	Symbotic, Inc.#	1,724,966
254,735	Tecnoglass, Inc.	11,170,130
9,871	WNS Holdings, Ltd. (ADR)#	890,068
		45,648,624
	Information Technology (21.8%)
32,233	Agilysys, Inc.#	2,515,463
151,614	Bel Fuse, Inc. - Class B	6,160,077
17,347	Climb Global Solutions, Inc.	770,207
54,052	Docebo, Inc.#	2,090,731
82,089	Extreme Networks, Inc.#	1,459,542
446,597	Harmonic, Inc.#	6,292,552
58,786	IBEX Holdings, Ltd.#	1,203,349
34,620	Impinj, Inc.#	3,060,754
263,106	indie Semiconductor, Inc. - Class A#	1,991,713
39,611	Intapp, Inc.#	1,597,116
217,870	International Money Express, Inc.#	5,616,689
315,943	Napco Security Technologies, Inc.#	9,794,233
31,282	PDF Solutions, Inc.#	1,127,716

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani Small Cap Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
46,321	Privia Health Group, Inc.#	$1,279,849
93,154	Smartsheet, Inc. - Class A#	3,807,204
66,293	SoundThinking, Inc.#	1,972,217
17,251	Sprout Social, Inc. - Class A#	849,784
27,761	SPS Commerce, Inc.#	4,089,195
34,597	Workiva, Inc. - Class A#	3,232,052
550,999	Zeta Global Holdings Corp. - Class A#	5,350,200
		64,260,643
	TOTAL COMMON STOCKS (Cost $233,051,058)	287,449,639
	TOTAL INVESTMENTS (97.5%) (Cost $233,051,058)	287,449,639
OTHER ASSETS, LESS LIABILITIES (2.5%)		7,464,587
NET ASSETS (100.0%)		$294,914,226

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Timpani SMID Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (97.4%)
	Communication Services (3.9%)
1,784	Iridium Communications, Inc.	$113,230
3,880	Magnite, Inc.#	36,472
10,419	Perion Network, Ltd.#	364,978
1,453	World Wrestling Entertainment, Inc. - Class A	155,718
		670,398
	Consumer Discretionary (22.9%)
1,339	Boot Barn Holdings, Inc.#	97,037
6,561	Bowlero Corp.#	95,987
1,329	Churchill Downs, Inc.	388,772
1,804	Crocs, Inc.#	223,101
902	Deckers Outdoor Corp.#	432,365
7,992	DraftKings Inc. - Class A#	175,105
1,710	Five Below, Inc.#	337,486
932	Floor & Decor Holdings, Inc. - Class A#	92,585
660	Fox Factory Holding Corp.#	73,174
130	Murphy USA, Inc.	35,780
18,390	On Holding, AG - Class A#	596,755
5,212	PowerSchool Holdings, Inc. - Class A#	108,826
3,995	Sportradar Holding, AG - Class A#	46,222
1,785	Texas Roadhouse, Inc. - Class A	197,457
611	TopBuild Corp.#	137,768
1,497	Wingstop, Inc.	299,565
1,907	Wynn Resorts, Ltd.#	217,932
11,374	Xponential Fitness, Inc. - Class A#	376,252
		3,932,169
	Consumer Staples (8.0%)
2,980	BellRing Brands, Inc.#	107,250
4,876	Celsius Holdings, Inc.#	466,000
5,051	elf Beauty, Inc.#	468,531
2,593	Freshpet, Inc.#	178,839
534	MGP Ingredients, Inc.	52,695
5,105	Vita Coco Company, Inc.#	110,523
		1,383,838
	Energy (1.3%)
4,424	Matador Resources Company	216,909
	Financials (3.5%)
683	Kinsale Capital Group, Inc.	223,143
7,624	Remitly Global, Inc.#	128,083
368	RLI Corp.	51,171
6,200	Skyward Specialty Insurance Group, Inc.#	132,556
415	WEX, Inc.#	73,600
		608,553
NUMBER OF SHARES		VALUE
	Health Care (19.0%)
14,218	Alphatec Holdings, Inc.#	$205,308
2,577	Apellis Pharmaceuticals, Inc.#	214,999
628	Bio-Techne Corp.	50,165
3,093	Evolent Health, Inc. - Class A#	112,616
1,410	Inspire Medical Systems, Inc.#	377,358
392	iRhythm Technologies, Inc.#	51,509
183	Karuna Therapeutics, Inc.#	36,315
1,026	Krystal Biotech, Inc.#	86,184
2,032	Ligand Pharmaceuticals, Inc.#	155,143
1,132	Merit Medical Systems, Inc.#	92,020
2,367	Natera, Inc.#	120,054
6,944	Paragon 28, Inc.#	127,908
1,346	Penumbra, Inc.#	382,426
4,570	Phreesia, Inc.#	144,595
2,499	Revance Therapeutics, Inc.#	79,543
939	Sarepta Therapeutics, Inc.#	115,281
189	Shockwave Medical, Inc.#	54,840
1,924	Stevanato Group S.p.A	51,005
5,165	TransMedics Group, Inc.#	408,552
14,987	Treace Medical Concepts, Inc.#	367,032
1,093	Xenon Pharmaceuticals, Inc.#	44,026
		3,276,879
	Industrials (21.4%)
891	AAON, Inc.	87,318
1,728	Applied Industrial Technologies, Inc.	234,420
3,884	Axon Enterprise, Inc.#	818,398
5,365	CBIZ, Inc.#	282,682
9,332	CECO Environmental Corp.#	108,345
3,175	Clean Harbors, Inc.#	460,883
316	Curtiss-Wright Corp.	53,666
949	ExlService Holdings, Inc.#	169,283
1,814	FTAI Aviation, Ltd.	51,608
713	Hexcel Corp.	51,393
1,980	Quanta Services, Inc.	335,887
173	Saia, Inc.#	51,514
2,703	Sterling Infrastructure, Inc.#	99,795
3,730	Symbotic, Inc.#	99,069
13,486	Tecnoglass, Inc.	591,361
2,108	WillScot Mobile Mini Holdings Corp.#	95,703
947	WNS Holdings, Ltd. (ADR)#	85,391
		3,676,716
	Information Technology (17.4%)
1,436	Agilysys, Inc.#	112,065
886	Docebo, Inc.#	34,271
6,237	Dynatrace, Inc.#	263,700

See accompanying Notes to Schedule of Investments

www.calamos.com

Timpani SMID Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
3,508	Extreme Networks, Inc.#	$62,372
141	Fair Isaac Corp.#	102,641
23,217	Harmonic, Inc.#	327,128
403	HubSpot, Inc.#	169,643
1,867	Impinj, Inc.#	165,061
13,111	indie Semiconductor, Inc. - Class A#	99,250
15,510	Napco Security Technologies, Inc.#	480,810
280	Paylocity Holding Corp.#	54,121
1,149	PDF Solutions, Inc.#	41,421
1,900	Privia Health Group, Inc.#	52,497
5,909	Smartsheet, Inc. - Class A#	241,501
710	Sprout Social, Inc. - Class A#	34,975
1,365	SPS Commerce, Inc.#	201,065
334	Tyler Technologies, Inc.#	126,596
1,696	Workiva, Inc. - Class A#	158,440
26,881	Zeta Global Holdings Corp. - Class A#	261,015
		2,988,572
	TOTAL COMMON STOCKS (Cost $14,012,009)	16,754,034
	TOTAL INVESTMENTS (97.4%) (Cost $14,012,009)	16,754,034
OTHER ASSETS, LESS LIABILITIES (2.6%)		448,117
NET ASSETS (100.0%)		$17,202,151

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.0%)
	Communication Services (9.6%)
779,000	Alphabet, Inc. - Class A#~	$83,617,860
9,807	Iridium Communications, Inc.	622,450
21,380	Magnite, Inc.#	200,972
53,840	Meta Platforms, Inc. - Class A#	12,938,829
13,851	Netflix, Inc.#	4,569,860
55,662	Perion Network, Ltd.#	1,949,840
67,030	T-Mobile US, Inc.#	9,645,617
8,005	World Wrestling Entertainment, Inc. - Class A	857,896
		114,403,324
	Consumer Discretionary (15.8%)
634,340	Amazon.com, Inc.#	66,891,153
7,353	Boot Barn Holdings, Inc.#	532,872
36,036	Bowlero Corp.#	527,207
5,418	Chipotle Mexican Grill, Inc.#	11,202,365
7,302	Churchill Downs, Inc.	2,136,054
9,911	Crocs, Inc.#	1,225,693
4,956	Deckers Outdoor Corp.#	2,375,609
43,904	DraftKings, Inc. - Class A#	961,937
9,422	Five Below, Inc.#	1,859,526
5,081	Floor & Decor Holdings, Inc. - Class A#	504,747
3,599	Fox Factory Holding Corp.#	399,021
147,000	Las Vegas Sands Corp.#	9,385,950
62,557	Lowe's Companies, Inc.	13,001,221
33,200	Lululemon Athletica, Inc.#	12,613,676
129,000	MGM Resorts International	5,794,680
715	Murphy USA, Inc.^	196,789
139,000	NIKE, Inc. - Class B	17,614,080
101,041	On Holding, AG - Class A#^	3,278,780
28,721	PowerSchool Holdings, Inc. - Class A#	599,695
22,015	Sportradar Holding, AG - Class A#^	254,714
111,500	Tesla, Inc.#	18,320,565
9,808	Texas Roadhouse, Inc. - Class A	1,084,961
3,357	TopBuild Corp.#	756,936
23,470	Ulta Beauty, Inc.#	12,942,062
8,229	Wingstop, Inc.^	1,646,705
10,476	Wynn Resorts, Ltd.#	1,197,197
62,682	Xponential Fitness, Inc. - Class A#	2,073,521
		189,377,716
	Consumer Staples (3.5%)
16,368	BellRing Brands, Inc.#	589,084
26,800	Celsius Holdings, Inc.#^	2,561,276
20,300	Constellation Brands, Inc. - Class A	4,658,241
68,650	Dollar Tree, Inc.#	10,552,192
27,752	elf Beauty, Inc.#	2,574,276
NUMBER OF SHARES		VALUE
24,005	Estee Lauder Cos., Inc. - Class A	$5,922,514
14,287	Freshpet, Inc.#^	985,374
2,945	MGP Ingredients, Inc.^	290,613
28,093	Vita Coco Company, Inc.#	608,213
88,386	Walmart, Inc.	13,343,634
		42,085,417
	Energy (1.3%)
35,000	Chevron Corp.	5,900,300
38,333	Hess Corp.	5,560,585
24,379	Matador Resources Company	1,195,302
16,319	Pioneer Natural Resources Company	3,550,199
		16,206,386
	Financials (4.0%)
66,950	American Express Company~	10,801,713
57,600	Blackstone, Inc.	5,145,408
21,470	Goldman Sachs Group, Inc.	7,373,657
343,960	Huntington Bancshares, Inc.	3,852,352
3,754	Kinsale Capital Group, Inc.	1,226,469
68,000	Marsh & McLennan Cos., Inc.	12,252,920
42,017	Remitly Global, Inc.#	705,886
2,020	RLI Corp.	280,881
34,054	Skyward Specialty Insurance Group, Inc.#	728,075
117,130	Wells Fargo & Company~	4,655,917
2,280	WEX, Inc.#	404,358
		47,427,636
	Health Care (12.2%)
78,111	Alphatec Holdings, Inc.#^	1,127,923
14,202	Apellis Pharmaceuticals, Inc.#^	1,184,873
3,450	Bio-Techne Corp.	275,586
202,000	Boston Scientific Corp.#	10,528,240
115,000	Bristol-Myers Squibb Company	7,678,550
133,500	Dexcom, Inc.#	16,198,890
56,500	Eli Lilly & Company	22,366,090
16,985	Evolent Health, Inc. - Class A#	618,424
18,700	Humana, Inc.	9,920,163
7,772	Inspire Medical Systems, Inc.#	2,080,020
44,478	IQVIA Holdings, Inc.#	8,372,094
2,151	iRhythm Technologies, Inc.#^	282,641
40,173	Jazz Pharmaceuticals, PLC#	5,643,101
1,009	Karuna Therapeutics, Inc.#^	200,226
5,652	Krystal Biotech, Inc.#^	474,768
11,198	Ligand Pharmaceuticals, Inc.#	854,967
6,216	Merit Medical Systems, Inc.#	505,299
13,049	Natera, Inc.#^	661,845
38,214	Paragon 28, Inc.#^	703,902
7,396	Penumbra, Inc.#	2,101,352
25,189	Phreesia, Inc.#	796,980

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
13,726	Revance Therapeutics, Inc.#	$436,899
5,156	Sarepta Therapeutics, Inc.#	633,002
1,037	Shockwave Medical, Inc.#	300,896
10,565	Stevanato Group S.p.A^	280,078
27,200	Thermo Fisher Scientific, Inc.	15,093,280
28,367	TransMedics Group, Inc.#	2,243,830
82,321	Treace Medical Concepts, Inc.#^	2,016,041
43,000	UnitedHealth Group, Inc.	21,159,870
6,008	Xenon Pharmaceuticals, Inc.#	242,002
62,000	Zoetis, Inc.	10,898,360
		145,880,192
	Industrials (8.4%)
4,891	AAON, Inc.	479,318
321,155	Air Lease Corp. - Class A~	12,916,854
9,493	Applied Industrial Technologies, Inc.	1,287,820
21,405	Axon Enterprise, Inc.#	4,510,248
29,473	CBIZ, Inc.#	1,552,932
51,302	CECO Environmental Corp.#	595,616
17,498	Clean Harbors, Inc.#	2,540,010
504,000	CSX Corp.~	15,442,560
1,739	Curtiss-Wright Corp.	295,334
5,230	ExlService Holdings, Inc.#	932,928
9,963	FTAI Aviation, Ltd.	283,447
3,917	Hexcel Corp.	282,337
53,300	Honeywell International, Inc.	10,651,472
35,400	L3Harris Technologies, Inc.	6,908,310
10,909	Quanta Services, Inc.	1,850,603
94,000	Raytheon Technologies Corp.	9,390,600
948	Saia, Inc.#^	282,286
14,898	Sterling Infrastructure, Inc.#	550,034
20,548	Symbotic, Inc.#	545,755
74,283	Tecnoglass, Inc.	3,257,310
514,400	Uber Technologies, Inc.#~	15,972,120
200,000	United Airlines Holdings, Inc.#	8,760,000
11,575	WillScot Mobile Mini Holdings Corp.#	525,505
5,220	WNS Holdings, Ltd. (ADR)#	470,687
		100,284,086
	Information Technology (40.0%)
12,200	Adobe, Inc.#	4,606,232
68,200	Advanced Micro Devices, Inc.#	6,095,034
7,915	Agilysys, Inc.#	617,687
6,360	Amdocs, Ltd.	580,350
35,080	Analog Devices, Inc.	6,310,190
690,490	Apple, Inc.	117,162,343
28,315	Broadcom, Inc.	17,739,348
6,890	Ciena Corp.#	317,216
3,845	Datadog, Inc. - Class A#	259,076
NUMBER OF SHARES		VALUE
4,877	Docebo, Inc.#^	$188,642
15,570	DoubleVerify Holdings, Inc.#	458,069
36,337	Dynatrace, Inc.#	1,536,328
19,264	Extreme Networks, Inc.#	342,514
772	Fair Isaac Corp.#	561,977
26,500	Flex, Ltd.#	545,105
127,513	Harmonic, Inc.#^	1,796,658
9,140	HashiCorp Inc. - Class A#	245,043
2,213	HubSpot, Inc.#	931,562
10,261	Impinj, Inc.#^	907,175
72,023	indie Semiconductor, Inc. - Class A#^	545,214
42,240	Intuit, Inc.	18,752,448
186,800	Marvell Technology, Inc.	7,374,864
25,610	Mastercard, Inc. - Class A	9,732,568
2,260	Micron Technology, Inc.	145,454
415,190	Microsoft Corp.~	127,571,279
85,474	Napco Security Technologies, Inc.#	2,649,694
2,150	New Relic, Inc.#	153,661
157,980	NVIDIA Corp.~	43,837,870
1,210	Okta, Inc.#	82,921
180,760	Oracle Corp.	17,121,587
45,700	Palo Alto Networks, Inc.#	8,338,422
36,045	Paycom Software, Inc.#	10,466,387
1,541	Paylocity Holding Corp.#	297,860
6,311	PDF Solutions, Inc.#	227,512
10,470	Privia Health Group, Inc.#	289,286
68,550	PTC, Inc.#	8,622,905
2,070	Qorvo, Inc.#	190,606
32,565	Smartsheet, Inc. - Class A#	1,330,932
38,600	Snowflake, Inc. - Class A#	5,715,888
3,912	Sprout Social, Inc. - Class A#^	192,705
7,520	SPS Commerce, Inc.#	1,107,696
117,900	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	9,938,970
59,640	Trade Desk, Inc. - Class A#	3,837,238
1,836	Tyler Technologies, Inc.#	695,899
157,990	Visa, Inc. - Class A^	36,769,013
9,248	Workiva, Inc.#^	863,948
148,138	Zeta Global Holdings Corp. - Class A#^	1,438,420
		479,491,796
	Materials (3.2%)
73,000	Celanese Corp.	7,755,520
43,300	Linde, PLC	15,997,185
31,000	ServiceNow, Inc.#	14,242,020
		37,994,725
	TOTAL COMMON STOCKS (Cost $821,742,523)	1,173,151,278

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
EXCHANGE-TRADED FUND (0.4%)
	Other (0.4%)
14,295	Invesco QQQ Trust Series 1^ (Cost $4,018,687)	$4,610,995
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTION (0.1%)#
	Other (0.1%)
3,750	Invesco QQQ Trust Series 1
120,982,500	Put, 05/12/23, Strike $312.00 (Cost $1,613,999)	590,625
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.7%)
8,907,549	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $8,907,549)	8,907,549
	TOTAL INVESTMENTS (99.2%) (Cost $836,282,758)	1,187,260,447
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.7%)		(8,907,549)
OTHER ASSETS, LESS LIABILITIES (1.6%)		18,772,164
NET ASSETS (100.0%)		$1,197,125,062
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (0.0%)#
	Consumer Discretionary (0.0%)
160	Tesla, Inc.
2,628,960	Call, 05/12/23, Strike $215.00	$(960)
	Information Technology (0.0%)
425	Microsoft Corp.
13,058,550	Call, 05/19/23, Strike $300.00	(472,813)
	Other (0.0%)
3,750	Invesco QQQ Trust Series 1
120,982,500	Put, 05/12/23, Strike $295.00	(106,875)
	TOTAL WRITTEN OPTIONS (Premium $854,181)	$(580,648)

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $20,328,423.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
13,000	Chicago Board Options Exchange VIX Futures	Jun 2023	$(276,920)	$6,029
21,000	Chicago Board Options Exchange VIX Futures	May 2023	(387,158)	60,773
				$66,802

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (13.5%)
		Communication Services (1.5%)
7,315,000		Liberty Media Corp.* 2.250%, 08/15/27^	$7,786,598
5,635,000		3.750%, 03/15/28^	5,723,019
2,275,000		0.500%, 12/01/50	2,223,039
13,805,000		Live Nation Entertainment, Inc.^ 2.000%, 02/15/25	13,463,464
3,000,000		Match Group Financeco 2, Inc.* 0.875%, 06/15/26	2,650,170
2,500,000		Match Group Financeco 3, Inc.* 2.000%, 01/15/30	2,121,675
			33,967,965
		Consumer Discretionary (2.2%)
7,640,000		Booking Holdings, Inc. 0.750%, 05/01/25	11,508,056
4,760,000		DISH Network Corp. 3.375%, 08/15/26	2,270,806
9,310,000		Ford Motor Company 0.000%, 03/15/26	9,094,846
7,235,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	7,040,161
325,000		Tesla, Inc. 2.000%, 05/15/24	2,578,826
9,200,000		Vail Resorts, Inc. 0.000%, 01/01/26	8,312,568
8,900,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	10,125,085
			50,930,348
		Energy (0.6%)
1,490,000		EQT Corp. 1.750%, 05/01/26	3,564,169
5,835,000		Nabors Industries, Inc.*^ 1.750%, 06/15/29	4,546,749
5,425,000		Northern Oil And Gas, Inc.* 3.625%, 04/15/29	6,111,696
			14,222,614
		Financials (0.7%)
3,950,000		Ares Capital Corp. 4.625%, 03/01/24	3,979,783
800,000	EUR	JPMorgan Chase Bank NA 0.000%, 06/10/24	1,025,728
9,225,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	9,946,395
			14,951,906
		Health Care (2.1%)
7,225,000		Alnylam Pharmaceuticals, Inc.* 1.000%, 09/15/27	7,178,977
13,570,000		Dexcom, Inc.^ 0.250%, 11/15/25	14,800,527
PRINCIPAL AMOUNT			VALUE
3,899,000		Envista Holdings Corp. 2.375%, 06/01/25	$7,405,293
6,205,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	6,759,231
9,355,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	8,853,759
4,400,000		Tandem Diabetes Care, Inc.* 1.500%, 05/01/25	4,044,260
			49,042,047
		Industrials (1.5%)
4,585,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	5,186,002
14,230,000		John Bean Technologies Corp.^ 0.250%, 05/15/26	13,165,027
13,785,000		Middleby Corp. 1.000%, 09/01/25	16,730,716
			35,081,745
		Information Technology (3.6%)
3,400,000		Akamai Technologies, Inc. 0.375%, 09/01/27	3,214,428
3,860,000		Bill.com Holdings, Inc.^ 0.000%, 12/01/25	3,545,912
13,910,000		CyberArk Software, Ltd. 0.000%, 11/15/24	14,507,573
1,960,000		Datadog, Inc.^ 0.125%, 06/15/25	2,056,942
8,204,000		Enphase Energy, Inc. 0.000%, 03/01/26	7,838,266
4,990,000		0.000%, 03/01/28	4,688,055
11,597,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	12,297,227
2,235,000		Nova, Ltd. 0.000%, 10/15/25	2,931,381
13,845,000		ON Semiconductor Corp.* 0.500%, 03/01/29	13,393,930
5,790,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	10,714,395
4,725,000		Tyler Technologies, Inc.^ 0.250%, 03/15/26	4,745,743
4,655,000		Wolfspeed, Inc.* 1.875%, 12/01/29	3,448,936
			83,382,788
		Materials (0.2%)
4,800,000		Glencore Funding, LLC 0.000%, 03/27/25	5,194,704
		Real Estate (0.6%)
5,200,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	6,281,384
8,975,000		Pebblebrook Hotel Trust 1.750%, 12/15/26	7,696,152
			13,977,536

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Utilities (0.5%)
11,310,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	$11,353,770
	TOTAL CONVERTIBLE BONDS (Cost $316,999,359)	312,105,423
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (5.5%)
	Communication Services (1.3%)
25,725	T-Mobile Exchangeable Trust* 5.250%, 06/01/23	30,056,833
	Consumer Discretionary (0.6%)
122,480	Aptiv, PLC 5.500%, 06/15/23	13,863,511
	Financials (0.6%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	4,039,544
154,380	KKR & Company, Inc. 6.000%, 09/15/23	9,860,251
		13,899,795
	Health Care (0.5%)
89,145	Boston Scientific Corp. 5.500%, 06/01/23	11,208,201
	Industrials (0.1%)
56,341	Chart Industries, Inc.# 6.750%, 12/15/25	3,159,040
	Utilities (2.4%)
131,150	AES Corp.^ 6.875%, 02/15/24	11,804,811
481,075	American Electric Power Company, Inc.^ 6.125%, 08/15/23	24,457,853
80,675	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)^#**§ 3.369%, 09/15/29	3,112,684
215,000	NextEra Energy, Inc. 6.926%, 09/01/25	10,178,100
88,405	6.219%, 09/01/23	4,338,917
		53,892,365
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $120,558,608)	126,079,745
COMMON STOCKS (72.4%)
	Communication Services (6.3%)
756,405	Alphabet, Inc. - Class A#~	81,192,512
321,635	Comcast Corp. - Class A	13,306,040
119,745	Meta Platforms, Inc. - Class A#	28,777,118
NUMBER OF SHARES			VALUE
27,710		Netflix, Inc.#	$9,142,360
126,745		Walt Disney Company#	12,991,363
			145,409,393
		Consumer Discretionary (7.4%)
561,200		Amazon.com, Inc.#	59,178,540
50,445		Home Depot, Inc.	15,160,740
238,925		Las Vegas Sands Corp.#	15,255,361
33,625		Lowe's Companies, Inc.	6,988,284
4,680	EUR	LVMH Moet Hennessy Louis Vuitton, SE	4,501,604
47,685		McDonald's Corp.	14,102,839
100,640		NIKE, Inc. - Class B	12,753,101
91,035		Starbucks Corp.	10,404,390
96,420		Tesla, Inc.#	15,842,770
50,060		TJX Cos., Inc.	3,945,729
21,935		Ulta Beauty, Inc.#	12,095,617
			170,228,975
		Consumer Staples (6.5%)
408,935		Coca-Cola Company	26,233,180
23,370		Costco Wholesale Corp.	11,760,251
33,785		Estee Lauder Companies, Inc. - Class A	8,335,435
215,050		Mondelez International, Inc. - Class A	16,498,636
121,700		Monster Beverage Corp.#	6,815,200
98,075		PepsiCo, Inc.	18,721,537
155,005		Philip Morris International, Inc.	15,495,850
152,560		Procter & Gamble Company	23,857,333
76,505		Sysco Corp.	5,870,994
98,230		Walmart, Inc.	14,829,783
			148,418,199
		Energy (4.0%)
110,650		Chevron Corp.	18,653,377
82,820		ConocoPhillips	8,521,350
258,910		Exxon Mobil Corp.	30,639,409
60,150		Hess Corp.	8,725,359
70,550		Marathon Petroleum Corp.~	8,607,100
25,285		Pioneer Natural Resources Company	5,500,752
244,690		Schlumberger, Ltd.	12,075,452
			92,722,799
		Financials (6.5%)
39,170		American Express Company	6,319,688
99,710		American International Group, Inc.	5,288,618
43,888		Assurant, Inc.	5,403,929
541,560		Bank of America Corp.	15,856,877
9,110		BlackRock, Inc.	6,114,632
76,160		Chubb, Ltd.	15,350,810
58,455		Citigroup, Inc.	2,751,477
44,605		Discover Financial Services	4,615,279

See accompanying Notes to Schedule of Investments

www.calamos.com

Growth and Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
21,995	Goldman Sachs Group, Inc.	$7,553,963
363,495	Huntington Bancshares, Inc.	4,071,144
173,430	JPMorgan Chase & Company	23,974,963
97,830	Marsh & McLennan Cos., Inc.	17,627,988
236,405	Morgan Stanley	21,269,358
320,775	Wells Fargo & Company~	12,750,806
		148,949,532
	Health Care (10.1%)
66,215	Abbott Laboratories~	7,314,771
113,510	AbbVie, Inc.	17,153,631
99,305	Alcon, Inc.	7,197,626
153,370	Bristol-Myers Squibb Company	10,240,515
36,535	Danaher Corp.	8,655,507
19,290	Elevance Health, Inc.	9,040,259
42,885	Eli Lilly & Company	16,976,456
123,045	Gilead Sciences, Inc.	10,115,529
8,905	Humana, Inc.	4,724,013
203,220	Johnson & Johnson	33,267,114
98,030	Medtronic, PLC	8,915,829
179,870	Merck & Company, Inc.	20,769,589
206,135	Pfizer, Inc.	8,016,590
17,665	Stryker Corp.	5,293,317
26,215	Thermo Fisher Scientific, Inc.	14,546,704
85,950	UnitedHealth Group, Inc.	42,295,136
53,685	Zimmer Biomet Holdings, Inc.	7,432,151
		231,954,737
	Industrials (5.0%)
696,840	CSX Corp.	21,351,178
120,840	Honeywell International, Inc.	24,148,665
64,255	JB Hunt Transport Services, Inc.	11,263,259
25,300	Northrop Grumman Corp.	11,670,131
47,545	Parker-Hannifin Corp.	15,446,420
283,825	Raytheon Technologies Corp.	28,354,117
125,020	Southwest Airlines Company	3,786,856
		116,020,626
	Information Technology (22.5%)
57,015	Accenture, PLC - Class A	15,980,734
18,515	Adobe, Inc.#	6,990,523
965,565	Apple, Inc.	163,837,069
39,769	Broadcom, Inc.	24,915,279
185,485	Cisco Systems, Inc.	8,764,166
8,450	Intuit, Inc.	3,751,378
13,650	Lam Research Corp.	7,153,692
68,530	Mastercard, Inc. - Class A	26,043,456
78,250	Micron Technology, Inc.	5,036,170
462,645	Microsoft Corp.~	142,152,303
NUMBER OF SHARES		VALUE
165,360	NVIDIA Corp.	$45,885,747
66,560	Oracle Corp.	6,304,563
94,090	PayPal Holdings, Inc.#	7,150,840
42,205	QUALCOMM, Inc.	4,929,544
49,060	salesforce, Inc.#	9,732,032
168,980	Visa, Inc. - Class A^	39,326,715
		517,954,211
	Materials (2.6%)
308,640	Freeport-McMoRan, Inc.	11,700,542
70,690	Linde, PLC	26,116,421
71,140	PPG Industries, Inc.	9,978,096
18,370	ServiceNow, Inc.#	8,439,545
19,155	Vulcan Materials Company	3,354,424
		59,589,028
	Real Estate (0.7%)
60,195	American Tower Corp.	12,303,256
117,530	Invitation Homes, Inc.	3,921,976
		16,225,232
	Utilities (0.8%)
170,391	DTE Energy Company	19,153,653
	TOTAL COMMON STOCKS (Cost $808,054,605)	1,666,626,385
PRINCIPAL AMOUNT		VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (2.1%)
25,160,000	United States Treasury Note 4.375%, 10/31/24	25,153,120
24,335,000	2.250%, 03/31/24^	23,775,105
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $49,389,351)	48,928,225
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Financials (0.0%)
2,165	Charles Schwab Corp.
11,309,960	Call, 05/19/23, Strike $60.00$	20,567
	Information Technology (0.0%)
830	Microsoft Corp.
25,502,580	Put, 05/05/23, Strike $270.00	2,906
	Other (0.2%)
9,500	iShares MSCI EAFE ETF
69,939,000	Call, 06/16/23, Strike $72.00	2,294,250

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Growth and Income Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	iShares MSCI Emerging Markets
16,700
65,347,100	Call, 06/16/23, Strike $42.00	$100,200
5,700
22,304,100	Call, 06/16/23, Strike $40.00	267,900
275	S&P 500 Index
114,676,650	Put, 07/21/23, Strike $4,000.00	1,749,000
		4,411,350
	TOTAL PURCHASED OPTIONS (Cost $10,645,618)	4,434,823
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.7%)
19,634,500	JPMorgan Prime Money Market Fund - Capital Class, 5.03%***†	19,634,500
19,634,500	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%†	19,634,500
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (Cost $39,269,000)	39,269,000
	TOTAL INVESTMENTS (95.4%) (Cost $1,344,916,541)	2,197,443,601
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.7%)		(39,269,000)
OTHER ASSETS, LESS LIABILITIES (6.3%)		144,649,662
NET ASSETS (100.0%)		$2,302,824,263
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
415	Microsoft Corp.
12,751,290	Call, 05/05/23, Strike $297.50 (Premium $40,575)	$(455,463)

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

**  Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at April 30, 2023.

§  Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $12,629,171.

***  The rate disclosed is the 7 day net yield as of April 30, 2023.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

EUR  European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Dividend Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCK (0.5%)
	Health Care (0.5%)
615	Boston Scientific Corp. 5.500%, 06/01/23 (Cost $70,906)	$77,324
COMMON STOCKS (96.4%)
	Communication Services (7.6%)
5,160	Alphabet, Inc. - Class C#	558,415
2,695	Comcast Corp. - Class A	111,492
330	Live Nation Entertainment, Inc.#	22,367
820	Meta Platforms, Inc. - Class A#	197,063
185	Netflix, Inc.#	61,037
1,060	T-Mobile US, Inc.#	152,534
820	Walt Disney Company#	84,050
		1,186,958
	Consumer Discretionary (11.3%)
3,610	Amazon.com, Inc.#	380,674
775	Aptiv, PLC#	79,717
42	Booking Holdings, Inc.#	112,825
2,620	Ford Motor Company	31,126
395	Home Depot, Inc.	118,713
1,650	Las Vegas Sands Corp.#	105,352
390	Lowe's Companies, Inc.	81,054
610	McDonald's Corp.	180,407
1,540	MGM Resorts International	69,177
1,230	NIKE, Inc. - Class B	155,866
1,280	Starbucks Corp.	146,291
860	Tesla, Inc.#	141,307
995	TJX Cos., Inc.	78,426
170	Ulta Beauty, Inc.#	93,743
		1,774,678
	Consumer Staples (7.8%)
2,910	Coca-Cola Company	186,676
185	Costco Wholesale Corp.	93,096
235	Estee Lauder Cos., Inc. - Class A	57,979
1,425	Mondelez International, Inc. - Class A	109,326
1,250	Monster Beverage Corp.#	70,000
1,040	PepsiCo, Inc.	198,526
1,335	Philip Morris International, Inc.	133,460
1,050	Procter & Gamble Company	164,199
830	Sysco Corp.	63,694
945	Walmart, Inc.	142,667
		1,219,623
NUMBER OF SHARES		VALUE
	Energy (5.3%)
810	Chevron Corp.	$136,550
855	ConocoPhillips	87,971
2,360	Exxon Mobil Corp.	279,282
515	Hess Corp.	74,706
890	Marathon Petroleum Corp.	108,580
180	Pioneer Natural Resources Company	39,159
1,990	Schlumberger, Ltd.	98,207
		824,455
	Financials (9.3%)
605	American Express Company	97,611
360	American International Group, Inc.	19,094
455	Assurant, Inc.	56,024
4,855	Bank of America Corp.	142,155
440	Berkshire Hathaway, Inc. - Class B#	144,562
60	BlackRock, Inc.	40,272
730	Chubb, Ltd.	147,139
655	Citigroup, Inc.	30,831
305	Discover Financial Services	31,558
235	Goldman Sachs Group, Inc.	80,708
5,970	Huntington Bancshares, Inc.	66,864
1,545	JPMorgan Chase & Company	213,581
565	Marsh & McLennan Cos., Inc.	101,807
1,755	Morgan Stanley	157,897
3,380	Wells Fargo & Company	134,355
		1,464,458
	Health Care (13.1%)
600	Abbott Laboratories	66,282
1,180	AbbVie, Inc.	178,322
680	Alcon, Inc.	49,286
1,115	Bristol-Myers Squibb Company	74,449
310	Danaher Corp.	73,442
300	Dexcom, Inc.#	36,402
160	Elevance Health, Inc.	74,984
645	Eli Lilly & Company	255,330
1,125	Gilead Sciences, Inc.	92,486
60	Humana, Inc.	31,829
1,595	Johnson & Johnson	261,101
670	Medtronic, PLC	60,937
2,005	Merck & Company, Inc.	231,517
1,700	Pfizer, Inc.	66,113
215	Stryker Corp.	64,425
220	Thermo Fisher Scientific, Inc.	122,078
520	UnitedHealth Group, Inc.	255,887
360	Zimmer Biomet Holdings, Inc.	49,838
		2,044,708

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Dividend Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
	Industrials (6.3%)
5,520	CSX Corp.	$169,133
770	Fortive Corp.	48,579
1,060	Honeywell International, Inc.	211,830
440	JB Hunt Transport Services, Inc.	77,128
195	Northrop Grumman Corp.	89,948
460	Parker-Hannifin Corp.	149,445
1,825	Raytheon Technologies Corp.	182,317
1,810	Southwest Airlines Company	54,825
		983,205
	Information Technology (29.1%)
580	Accenture, PLC - Class A	162,568
105	Adobe, Inc.#	39,644
7,255	Apple, Inc.	1,231,029
455	Applied Materials, Inc.	51,429
390	Broadcom, Inc.	244,335
1,965	Cisco Systems, Inc.	92,846
215	Enphase Energy, Inc.#	35,303
340	Intuit, Inc.	150,943
95	Lam Research Corp.	49,788
630	Mastercard, Inc. - Class A	239,419
990	Microchip Technology, Inc.	72,260
415	Micron Technology, Inc.	26,709
3,605	Microsoft Corp.	1,107,672
1,200	NVIDIA Corp.	332,988
1,565	Oracle Corp.	148,237
400	Palo Alto Networks, Inc.#	72,984
680	PayPal Holdings, Inc.#	51,680
405	QUALCOMM, Inc.	47,304
340	salesforce, Inc.#	67,446
485	Texas Instruments, Inc.	81,092
1,080	Visa, Inc. - Class A^	251,348
		4,557,024
	Materials (2.8%)
2,110	Freeport-McMoRan, Inc.	79,990
485	Linde, PLC	179,183
490	PPG Industries, Inc.	68,728
155	ServiceNow, Inc.#	71,210
75	Sherwin-Williams Company	17,816
135	Vulcan Materials Company	23,641
		440,568
	Real Estate (0.7%)
555	American Tower Corp.	113,436
NUMBER OF SHARES		VALUE
	Utilities (3.1%)
5,380	AES Corp.	$127,291
1,895	American Electric Power Company, Inc.	175,136
1,035	DTE Energy Company	116,344
880	NextEra Energy, Inc.	67,434
		486,205
	TOTAL COMMON STOCKS (Cost $9,520,736)	15,095,318
EXCHANGE-TRADED FUNDS (0.9%)
	Other (0.9%)
495	iShares Biotechnology ETF^	64,603
810	Vanguard Communication Services ETF	80,117
	TOTAL EXCHANGE-TRADED FUNDS (Cost $127,331)	144,720
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (0.3%)
45,804	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $45,804)	45,804
	TOTAL INVESTMENTS (98.1%) (Cost $9,764,777)	15,363,166
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.3%)		(45,804)
OTHER ASSETS, LESS LIABILITIES (2.2%)		336,098
NET ASSETS (100.0%)		$15,653,460

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

See accompanying Notes to Schedule of Investments

www.calamos.com

Select Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
COMMON STOCKS (98.2%)
	Communication Services (7.9%)
20,150	Alphabet, Inc. - Class A#	$2,162,901
4,530	T-Mobile US, Inc.#	651,867
5,950	Walt Disney Company#	609,875
		3,424,643
	Consumer Discretionary (10.8%)
18,180	Amazon.com, Inc.#	1,917,081
11,800	Caesars Entertainment, Inc.#	534,422
1,800	Home Depot, Inc.	540,972
1,150	Lululemon Athletica, Inc.#	436,920
4,660	NIKE, Inc. - Class B	590,515
8,000	TJX Cos., Inc.	630,560
		4,650,470
	Consumer Staples (11.1%)
10,480	Coca-Cola Company	672,292
2,670	Constellation Brands, Inc. - Class A	612,685
4,200	Dollar Tree, Inc.#	645,582
1,700	Estee Lauder Cos., Inc. - Class A	419,424
10,570	Mondelez International, Inc. - Class A	810,930
8,170	Sysco Corp.	626,966
6,500	Walmart, Inc.	981,305
		4,769,184
	Energy (3.0%)
5,010	Chevron Corp.	844,586
3,200	Hess Corp.	464,192
		1,308,778
	Financials (8.8%)
4,540	American Express Company	732,484
15,000	Bank of America Corp.	439,200
2,050	Chubb, Ltd.	413,198
1,550	Goldman Sachs Group, Inc.	532,332
30,100	Huntington Bancshares, Inc.	337,120
4,070	Marsh & McLennan Cos., Inc.	733,373
14,800	Wells Fargo & Company	588,300
		3,776,007
	Health Care (14.4%)
10,740	Boston Scientific Corp.#	559,769
10,200	Bristol-Myers Squibb Company	681,054
4,500	Dexcom, Inc.#	546,030
2,700	Eli Lilly & Company	1,068,822
2,660	IQVIA Holdings, Inc.#	500,692
2,650	Jazz Pharmaceuticals, PLC#	372,245
1,320	Thermo Fisher Scientific, Inc.	732,468
2,100	UnitedHealth Group, Inc.	1,033,389
4,100	Zoetis, Inc.	720,698
		6,215,167
NUMBER OF SHARES		VALUE
	Industrials (9.2%)
11,250	Air Lease Corp. - Class A	$452,475
30,800	CSX Corp.	943,712
2,700	Honeywell International, Inc.	539,568
8,000	Raytheon Technologies Corp.	799,200
15,640	Uber Technologies, Inc.#	485,622
6,060	United Airlines Holdings, Inc.#	265,428
3,000	Waste Management, Inc.	498,150
		3,984,155
	Information Technology (26.3%)
2,440	Analog Devices, Inc.	438,907
18,400	Apple, Inc.	3,122,112
940	Broadcom, Inc.	588,910
1,410	Intuit, Inc.	625,970
9,240	Microsoft Corp.	2,839,082
4,560	NVIDIA Corp.	1,265,354
5,530	Oracle Corp.	523,802
1,600	Paycom Software, Inc.#	464,592
2,630	Snowflake, Inc. - Class A#	389,450
4,700	Visa, Inc. - Class A^	1,093,831
		11,352,010
	Materials (2.8%)
2,100	Linde, PLC	775,845
920	ServiceNow, Inc.#	422,666
		1,198,511
	Real Estate (1.2%)
4,300	Prologis, Inc.	538,575
	Utilities (2.7%)
5,780	Duke Energy Corp.	571,527
7,740	NextEra Energy, Inc.	593,116
		1,164,643
	TOTAL COMMON STOCKS (Cost $31,963,262)	42,382,143
	TOTAL INVESTMENTS (98.2%) (Cost $31,963,262)	42,382,143
OTHER ASSETS, LESS LIABILITIES (1.8%)		771,640
NET ASSETS (100.0%)		$43,153,783

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (99.4%)
		Communication Services (2.9%)
134,900	EUR	Deutsche Telekom, AG	$3,252,679
29,300	EUR	IPSOS	1,588,662
19,200		Sea, Ltd.#^	1,462,464
			6,303,805
		Consumer Discretionary (27.7%)
153,500	HKD	Alibaba Group Holding, Ltd.#	1,623,051
35,285		Aptiv, PLC#~	3,629,415
30,400	EUR	Brunello Cucinelli S.p.A^	2,910,873
20,650	SEK	Evolution, AB*	2,759,014
7,925	EUR	Ferrari, NV	2,208,288
14,200	GBP	Flutter Entertainment, PLC#	2,845,649
229,000	HKD	Galaxy Entertainment Group, Ltd.#	1,629,860
795	EUR	Hermes International	1,726,005
201,500	HKD	Li Ning Company, Ltd.	1,441,051
11,595	EUR	LVMH Moet Hennessy Louis Vuitton, SE	11,153,012
110,200	INR	Mahindra & Mahindra, Ltd.	1,655,599
5,016		MercadoLibre, Inc.#	6,407,890
41,600	EUR	Moncler S.p.A	3,085,937
88,100		On Holding, AG - Class A#^	2,858,845
60,900	JPY	Oriental Land Company, Ltd.^	2,155,201
229,600	HKD	Prada, S.p.A.	1,690,471
29,820	EUR	Prosus, NV#	2,231,536
1,016,400	HKD	Samsonite International, SA#~*	3,220,813
760,000	HKD	Sands China, Ltd.#	2,721,877
31,600	JPY	Sony Group Corp.	2,858,969
			60,813,356
		Consumer Staples (5.2%)
14,800	EUR	Heineken, NV	1,699,413
11,500	JPY	Kose Corp.	1,341,995
6,015	EUR	L'Oreal, SA	2,874,671
49,100	JPY	Seven & i Holdings Company, Ltd.	2,225,086
9,460,000	IDR	Sumber Alfaria Trijaya, Tbk PT	1,870,546
159,800	AUD	Treasury Wine Estates, Ltd.	1,480,243
			11,491,954
		Energy (4.1%)
400,000	GBP	BP, PLC	2,683,598
70,100	CAD	Canadian Natural Resources, Ltd.^	4,271,658
148,100		TechnipFMC, PLC#	2,027,489
			8,982,745
		Financials (7.0%)
411,000	HKD	AIA Group, Ltd.	4,474,586
6,600		Aon, PLC - Class A	2,146,188
7,561,200	IDR	Bank Mandiri Persero, Tbk PT	2,672,883
14,600	EUR	Deutsche Böerse, AG	2,784,347
84,200	INR	HDFC Bank, Ltd.	1,740,388
NUMBER OF SHARES			VALUE
14,600	GBP	London Stock Exchange Group, PLC	$1,532,902
			15,351,294
		Health Care (10.7%)
27,500	GBP	AstraZeneca, PLC	4,046,981
7,055	AUD	CSL, Ltd.	1,408,436
16,000	JPY	Daiichi Sankyo Company, Ltd.	549,034
7,800	EUR	EssilorLuxottica, SA	1,544,244
7,790	CHF	Lonza Group, AG	4,858,156
66,518	DKK	Novo Nordisk, A/S - Class B	11,065,559
			23,472,410
		Industrials (18.8%)
40,725	EUR	ANDRITZ, AG	2,644,917
2,700	CHF	Burckhardt Compression Holding, AG	1,667,214
39,250	CAD	Canadian Pacific Kansas City, Ltd.	3,093,996
19,050	EUR	DO & CO, AG#	2,231,303
10,080	DKK	DSV, A/S	1,897,079
62,820	INR	Hindustan Aeronautics, Ltd.	2,247,965
33,200	JPY	Japan Airport Terminal Company, Ltd.^	1,626,900
14,167	EUR	Krones, AG	1,861,472
212,301	SEK	Munters Group, AB~*	2,083,848
51,650	EUR	Prysmian S.p.A	2,113,809
1,427,200	GBP	Rolls-Royce Holdings, PLC#	2,734,043
390,000	CNY	Sany Heavy Industry Company, Ltd. - Class A~	930,422
21,775	EUR	Schneider Electric, SE	3,797,382
57,200	INR	Siemens, Ltd.	2,422,871
45,700	CAD	Stantec, Inc.^	2,747,026
17,650	EUR	Thales, SA	2,693,449
37,460	EUR	Vinci, SA~	4,633,473
			41,427,169
		Information Technology (18.8%)
39,500	CNY	Advanced Micro-Fabrication Equipment, Inc. - Class A#	1,038,542
25,600	JPY	Advantest Corp.	1,995,056
1,720	EUR	Adyen, NV#*	2,763,786
14,160	EUR	ASML Holding, NV	8,986,111
1,190	CAD	Constellation Software, Inc.^	2,329,162
80,000	SEK	Fortnox, AB	551,435
12,100	JPY	Keyence Corp.	5,456,568
11,500	CAD	Kinaxis, Inc.#^	1,579,282
99,200	INR	KPIT Technologies, Ltd.	1,114,977
35,500	KRW	Samsung Electronics Company, Ltd.	1,746,745
20,800	EUR	SAP, SE	2,814,576
11,200	JPY	SHIFT, Inc.#^	2,085,017
53,100	CAD	Shopify, Inc. - Class A#	2,572,598
333,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,453,073
203,300	CNY	Venustech Group, Inc. - Class A	912,662
			41,399,590

See accompanying Notes to Schedule of Investments

www.calamos.com

International Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
		Materials (4.2%)
297,037		Cemex, SAB de CV#^	$1,782,222
385,800	GBP	Glencore, PLC	2,277,236
7,795		Linde, PLC	2,879,863
102,700	JPY	Nippon Steel Corp.^	2,193,405
			9,132,726
		TOTAL COMMON STOCKS (Cost $182,200,581)	218,375,049
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.1%)#
		Communication Services (0.0%)
390		Baidu, Inc.
4,703,790		Call, 06/16/23, Strike $145.00	62,595
		Consumer Discretionary (0.1%)
804		Alibaba Group Holding, Ltd.
6,809,076		Call, 06/16/23, Strike $100.00	119,796
		TOTAL PURCHASED OPTIONS (Cost $939,989)	182,391
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.4%)
9,758,982		State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $9,758,982)	9,758,982
		TOTAL INVESTMENTS (103.9%) (Cost $192,899,552)	228,316,422
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.4%)			(9,758,982)
OTHER ASSETS, LESS LIABILITIES (0.5%)			1,199,329
NET ASSETS (100.0%)			$219,756,769

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	Swiss Franc	06/30/23	4,450,000	$5,011,798	$115,420
State Street Bank and Trust	Japanese Yen	06/30/23	368,000,000	2,725,295	(96,198)
Northern Trust Company	Swiss Franc	06/30/23	2,400,000	2,702,992	62,249
State Street Bank and Trust	Japanese Yen	06/30/23	172,000,000	1,273,779	(44,962)
					$36,509

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

^  Security, or portion of security, is on loan.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,739,436.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$71,599,945	31.3%
US Dollar	33,135,749	14.5%
Japanese Yen	22,487,231	9.8%
Hong Kong Dollar	16,801,709	7.3%
Canadian Dollar	16,593,722	7.3%
British Pound Sterling	16,120,409	7.1%
Danish Krone	12,962,638	5.7%
Indian Rupee	9,181,800	4.0%
Swiss Franc	6,525,370	2.8%
New Taiwan Dollar	5,453,073	2.4%
Swedish Krona	5,394,297	2.4%
Indonesian Rupiah	4,543,429	2.0%
Australian Dollar	2,888,679	1.3%
Chinese Yuan Renminbi	2,881,626	1.3%
South Korean Won	1,746,745	0.8%
Total Investments	$228,316,422	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (15.5%)
		Communication Services (2.9%)
11,633,000		Sea, Ltd.^ 2.375%, 12/01/25	$13,362,129
		Consumer Discretionary (4.8%)
4,280,000		IMAX Corp. 0.500%, 04/01/26	4,293,568
4,303,000		Li Auto, Inc.^ 0.250%, 05/01/28	4,659,590
12,124,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	13,792,868
			22,746,026
		Consumer Staples (1.0%)
4,000,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	4,712,211
		Industrials (2.0%)
5,100,000		L&F Company, Ltd. 2.500%, 04/26/30	4,531,860
5,750,000	SGD	Singapore Airlines, Ltd. 1.625%, 12/03/25	4,694,501
			9,226,361
		Information Technology (1.0%)
32,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	4,667,194
		Materials (2.4%)
4,400,000		Glencore Funding, LLC 0.000%, 03/27/25	4,761,812
5,900,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	6,546,266
			11,308,078
		Real Estate (1.4%)
5,600,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	6,764,567
		TOTAL CONVERTIBLE BONDS (Cost $71,084,554)	72,786,566
NUMBER OF SHARES			VALUE
COMMON STOCKS (83.5%)
		Communication Services (4.2%)
205,150	HKD	Baidu, Inc. - Class A#	3,087,897
375,300	HKD	Tencent Holdings, Ltd.	16,669,367
			19,757,264
		Consumer Discretionary (20.3%)
678,400	HKD	Alibaba Group Holding, Ltd.#	7,173,146
2,216,800	SAR	Americana Restaurants International, PLC	2,364,145
314,944		Arcos Dorados Holdings, Inc. - Class A~	2,500,655
NUMBER OF SHARES			VALUE
25,739,100	PHP	Bloomberry Resorts Corp.#	$4,886,131
129,819,600	IDR	Bukalapak.com PT Tbk#	2,103,776
146,601	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	3,420,323
1,306,000	HKD	Jiumaojiu International Holdings, Ltd.*	2,934,468
57,640	KRW	Kia Corp.	3,650,530
879,100	HKD	Li Ning Company, Ltd.	6,286,986
3,930	EUR	LVMH Moet Hennessy Louis Vuitton, SE	3,780,193
293,400	INR	Mahindra & Mahindra, Ltd.	4,407,919
11,040		MercadoLibre, Inc.#~	14,103,490
1,178,400	HKD	New Oriental Education & Technology Group, Inc.#	5,351,714
319,800	HKD	Prada, S.p.A.	2,354,585
74,050	EUR	Prosus, NV#	5,541,424
3,161,100	HKD	Samsonite International, SA*#~	10,017,034
2,579,200	HKD	Sands China, Ltd.#	9,237,193
88,300	HKD	Yum China Holdings, Inc.	5,403,827
			95,517,539
		Consumer Staples (8.2%)
63,000	INR	Britannia Industries, Ltd.	3,497,277
378,550	MXN	Fomento Economico Mexicano, SAB de CV	3,682,017
682,900	INR	ITC, Ltd.	3,566,599
17,700	CNY	Kweichow Moutai Company, Ltd. - Class A	4,505,736
13,400	INR	Nestlé India, Ltd.	3,563,247
211,300	CNY	Proya Cosmetics Company, Ltd. - Class A	5,128,868
733,000	BRL	Raia Drogasil, SA	3,862,071
23,929,500	IDR	Sumber Alfaria Trijaya, Tbk PT	4,731,632
819,600	PHP	Universal Robina Corp.	2,181,085
928,500	MXN	Wal-Mart de Mexico, SAB de CV	3,742,506
			38,461,038
		Energy (4.1%)
58,680	SAR	Arabian Drilling Company#	2,312,342
842,400	GBP	BP, PLC	5,651,657
192,300	EUR	Motor Oil Hellas Corinth Refineries, SA	4,583,194
123,530	INR	Reliance Industries, Ltd.	3,667,579
221,000		TechnipFMC, PLC#	3,025,490
			19,240,262
		Financials (13.3%)
670,800	HKD	AIA Group, Ltd.	7,303,048
1,193,000	BRL	B3, SA-Brasil Bolsa Balcao	2,793,665
8,830,500	IDR	Bank Central Asia, Tbk PT	5,464,763
16,521,200	IDR	Bank Mandiri Persero, Tbk PT	5,840,240
2,248,471	PHP	Bank of the Philippine Islands	4,373,474
693,700	ZAR	FirstRand, Ltd.	2,444,787
533,200	MXN	Grupo Financiero Banorte, SAB de CV - Class O	4,620,997
100,700	KRW	Hana Financial Group, Inc.	3,164,360

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Evolving World Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
325,400	INR	HDFC Bank, Ltd.	$6,725,917
115,400	INR	Housing Development Finance Corp., Ltd.	3,923,958
221,025		ICICI Bank, Ltd. (ADR)	5,028,319
819,370		Itau Unibanco Holding, SA (ADR)	4,219,756
923,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	6,733,765
			62,637,049
		Health Care (2.6%)
481,500	THB	Bumrungrad Hospital PCL	3,355,941
36,620	KRW	Dentium Company, Ltd.	3,952,973
38,000	KRW	Ray Company, Ltd.#	950,315
664,500	HKD	Wuxi Biologics Cayman, Inc.*#	3,962,305
			12,221,534
		Industrials (7.7%)
100,000	TWD	Airtac International Group	3,629,448
174,500	INR	Cummins India, Ltd.	3,366,203
183,000	MXN	Grupo Aeroportuario del Pacifico, SAB de CV - Class B	3,253,888
150,500	INR	Hindustan Aeronautics, Ltd.	5,385,525
549,400	PHP	International Container Terminal Services, Inc.	2,154,573
134,500	INR	Larsen & Toubro, Ltd.	3,892,231
1,292,069	CNY	Sany Heavy Industry Company, Ltd. - Class A	3,082,485
339,705	CNY	Shanghai International Airport Company, Ltd. - Class A#	2,638,167
117,200	INR	Siemens, Ltd.	4,964,343
467,300	BRL	WEG, SA	3,852,475
			36,219,338
		Information Technology (17.9%)
455,000	TWD	Accton Technology Corp.	4,444,849
125,185	CNY	Advanced Micro-Fabrication Equipment, Inc. -Class A#	3,291,390
967,000	TWD	ASE Technology Holding Company, Ltd.	3,179,060
34,200	SAR	Elm Company	4,039,406
536,550	INR	KPIT Technologies, Ltd.	6,030,656
68,584	CNY	NAURA Technology Group Company, Ltd. -Class A	3,322,783
281,800	KRW	Samsung Electronics Company, Ltd.	13,865,711
40,700	KRW	SK Hynix, Inc.	2,738,438
2,173,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.~	35,594,793
558,500	BRL	TOTVS, SA	2,873,233
1,099,829	CNY	Venustech Group, Inc. - Class A	4,937,393
			84,317,712
NUMBER OF SHARES			VALUE
		Materials (3.6%)
230,200	INR	APL Apollo Tubes, Ltd.	$3,368,938
860,000		Cemex, SAB de CV (ADR)^#	5,160,000
100,000		Freeport-McMoRan, Inc.	3,791,000
2,738,000	HKD	Zijin Mining Group Company Ltd. - Class H	4,635,586
			16,955,524
		Real Estate (1.6%)
1,133,500	HKD	China Overseas Land & Investment, Ltd.	2,874,718
1,533,950	MXN	Corp. Inmobiliaria Vesta SAB de CV^	4,845,983
			7,720,701
		TOTAL COMMON STOCKS (Cost $368,907,886)	393,047,961
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.6%)#
		Communication Services (0.0%)
1,340		Baidu, Inc.
16,161,740		Call, 06/16/23, Strike $145.00	215,070
		Consumer Discretionary (0.1%)
1,500		Alibaba Group Holding, Ltd.
12,703,500		Call, 06/16/23, Strike $100.00	223,500
		Information Technology (0.2%)
930		Advanced Micro Devices, Inc.
8,311,410		Call, 06/16/23, Strike $105.00	123,225
355		Nvidia Corp.
9,866,870		Call, 06/16/23, Strike $270.00	822,713
			945,938
		Other (0.3%)
8,263		iShares MSCI Brazil ETF
23,359,501		Call, 07/21/23, Strike $30.00	603,199
3,837		iShares MSCI South Korea ETF
23,279,079		Call, 07/21/23, Strike $64.00	556,365
755		Netease, Inc.
6,729,315		Call, 06/16/23, Strike $95.00	220,837
4,824		Vale, SA
6,951,384		Call, 06/16/23, Strike $17.00	50,652
			1,431,053
		TOTAL PURCHASED OPTIONS (Cost $7,495,519)	2,815,561

See accompanying Notes to Schedule of Investments

www.calamos.com

Evolving World Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (1.1%)
4,939,764	State Street Navigator Securities Lending Government Money Market Portfolio, 4.837%† (Cost $4,939,764)	$4,939,764
	TOTAL INVESTMENTS (100.7%) (Cost $452,427,723)	473,589,852
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-1.0%)		(4,939,764)
OTHER ASSETS, LESS LIABILITIES (0.3%)		1,846,293
NET ASSETS (100.0%)		$470,496,381

NOTES TO SCHEDULE OF INVESTMENTS

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral for written options. The aggregate value of such securities is $4,885,880.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

BRL  Brazilian Real

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SAR  Saudi Riyal

SGD  Singapore Dollar

THB  Thai Baht

TWD  New Taiwan Dollar

ZAR  South African Rand

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
Hong Kong Dollar	$98,692,833	20.8%
US Dollar	90,985,862	19.2%
Indian Rupee	56,360,392	11.9%
New Taiwan Dollar	46,848,150	9.9%
European Monetary Unit	31,927,855	6.8%
Chinese Yuan Renminbi	30,327,145	6.4%
South Korean Won	28,322,327	6.0%
Mexican Peso	20,145,391	4.3%
Indonesian Rupiah	18,140,411	3.8%
Philippine Peso	13,595,263	2.9%
Brazilian Real	13,381,444	2.8%
Saudi Riyal	8,715,893	1.8%
British Pound Sterling	5,651,657	1.2%
Singapore Dollar	4,694,501	1.0%
Thai Baht	3,355,941	0.7%
South African Rand	2,444,787	0.5%
Total Investments	$473,589,852	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (98.3%)
		Communication Services (4.2%)
13,600		Alphabet, Inc. - Class A#	$1,459,824
29,900	EUR	Deutsche Telekom, AG	720,942
26,100	HKD	Tencent Holdings, Ltd.	1,159,261
			3,340,027
		Consumer Discretionary (17.7%)
21,020		Amazon.com, Inc.#~	2,216,559
12,515		Aptiv, PLC#	1,287,293
304		AutoZone, Inc.#	809,646
285		Chipotle Mexican Grill, Inc.#	589,272
28,250		DraftKings Inc. - Class A#	618,958
2,720	EUR	Ferrari, NV	757,924
2,390	EUR	LVMH Moet Hennessy Louis Vuitton, SE	2,298,896
870		MercadoLibre, Inc.#	1,111,416
14,500	EUR	Moncler S.p.A	1,075,627
41,450		On Holding, AG - Class A#^	1,345,052
309,600	HKD	Samsonite International, SA#*	981,074
222,400	HKD	Sands China, Ltd.#	796,507
			13,888,224
		Consumer Staples (3.2%)
1,160		Costco Wholesale Corp.	583,735
9,430		General Mills, Inc.	835,781
15,500	JPY	Seven & i Holdings Company, Ltd.	702,420
2,140,000	IDR	Sumber Alfaria Trijaya, Tbk PT	423,147
			2,545,083
		Energy (6.3%)
60,000	GBP	BP, PLC	402,540
22,300	CAD	Canadian Natural Resources, Ltd.^	1,358,887
10,500		Chevron Corp.	1,770,090
5,760		Marathon Petroleum Corp.	702,720
50,900		TechnipFMC, PLC#	696,821
			4,931,058
		Financials (9.3%)
172,800	HKD	AIA Group, Ltd.	1,881,286
2,430		Aon, PLC - Class A	790,188
1,172,000	IDR	Bank Mandiri Persero, Tbk PT	414,302
75,900	EUR	Bank of Ireland Group, PLC	785,027
3,100	EUR	Deutsche Böerse, AG	591,197
52,990	INR	HDFC Bank, Ltd.	1,095,287
2,760		JPMorgan Chase & Company	381,542
10,800		Morgan Stanley	971,676
9,100		Wells Fargo & Company	361,725
			7,272,230
NUMBER OF SHARES			VALUE
		Health Care (12.8%)
6,770	GBP	AstraZeneca, PLC	$996,293
5,755		Eli Lilly & Company	2,278,174
2,900	EUR	EssilorLuxottica, SA	574,142
1,560		Humana, Inc.	827,564
14,300		Inmode, Ltd.#	532,818
1,860	CHF	Lonza Group, AG	1,159,971
16,130		Novo Nordisk, A/S (ADR)	2,695,162
1,959		UnitedHealth Group, Inc.	964,004
			10,028,128
		Industrials (13.9%)
4,050		AAON, Inc.	396,900
13,410	CAD	Canadian Pacific Kansas City, Ltd.	1,057,082
3,900		EMCOR Group, Inc.	666,900
17,800	INR	Hindustan Aeronautics, Ltd.	636,959
73,700	SEK	Munters Group, AB*	723,405
13,630		Quanta Services, Inc.	2,312,193
7,700		Raytheon Technologies Corp.	769,230
306,100	GBP	Rolls-Royce Holdings, PLC#	586,387
4,310	EUR	Safran, SA	670,290
7,500	EUR	Schneider Electric, SE	1,307,939
10,000	EUR	Vinci, SA	1,236,912
3,340		Waste Management, Inc.	554,607
			10,918,804
		Information Technology (27.1%)
679	EUR	Adyen, NV#*	1,091,053
16,100		Apple, Inc.	2,731,848
4,828	EUR	ASML Holding, NV	3,063,909
2,310		Intuit, Inc.	1,025,524
3,500	JPY	Keyence Corp.	1,578,346
10,880		Microsoft Corp.~	3,342,989
9,860		NVIDIA Corp.	2,736,051
13,000		Oracle Corp.	1,231,360
11,000	CAD	Shopify, Inc. - Class A#	532,930
5,380		Snowflake, Inc. - Class A#	796,670
95,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	1,555,681
9,500		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	800,850
3,620		Visa, Inc. - Class A^	842,483
			21,329,694
		Materials (3.8%)
148,100		Cemex, SAB de CV#^	888,600
19,500		Freeport-McMoRan, Inc.	739,245

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Equity Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
125,550	GBP	Glencore, PLC	$741,076
27,700	JPY	Nippon Steel Corp.^	591,600
			2,960,521
		TOTAL COMMON STOCKS (Cost $52,088,041)	77,213,769
NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.7%)
3,668,620		State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $3,668,620)	3,668,620
		TOTAL INVESTMENTS (103.0%) (Cost $55,756,661)	80,882,389
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.7%)			(3,668,620)
OTHER ASSETS, LESS LIABILITIES (1.7%)			1,332,358
NET ASSETS (100.0%)			$78,546,127

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $845,492.

^  Security, or portion of security, is on loan.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

SEK  Swedish Krona

TWD  New Taiwan Dollar

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$47,334,090	58.5%
European Monetary Unit	14,173,858	17.5%
Hong Kong Dollar	4,818,128	6.0%
Canadian Dollar	2,948,899	3.7%
Japanese Yen	2,872,366	3.6%
British Pound Sterling	2,726,296	3.4%
Indian Rupee	1,732,246	2.1%
New Taiwan Dollar	1,555,681	1.9%
Swiss Franc	1,159,971	1.4%
Indonesian Rupiah	837,449	1.0%
Swedish Krona	723,405	0.9%
Total Investments	$80,882,389	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (27.5%)
		Communication Services (3.1%)
2,291,000		Liberty Media Corp.* 2.250%, 08/15/27	$2,438,701
3,796,000		Sea, Ltd. 2.375%, 12/01/25	4,360,237
			6,798,938
		Consumer Discretionary (5.8%)
1,748,000		Burlington Stores, Inc.^ 2.250%, 04/15/25	1,969,384
1,570,000		DraftKings Holdings, Inc. 0.000%, 03/15/28	1,129,238
1,698,000		IMAX Corp. 0.500%, 04/01/26	1,703,383
170,000,000	JPY	Kyoritsu Maintenance Company, Ltd. 0.000%, 01/29/26	1,566,453
4,020,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	4,573,353
14,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/21/25	1,940,612
			12,882,423
		Consumer Staples (2.5%)
1,900,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	2,238,301
3,165,000		Post Holdings, Inc.* 2.500%, 08/15/27	3,320,243
			5,558,544
		Financials (1.1%)
2,200,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	2,372,040
		Health Care (1.3%)
1,113,000		BioMarin Pharmaceutical, Inc.^ 0.599%, 08/01/24	1,144,698
1,585,000		Dexcom, Inc.^ 0.250%, 11/15/25	1,728,728
			2,873,426
		Industrials (5.6%)
220,000,000	JPY	ANA Holdings, Inc. 0.000%, 12/10/31	1,784,721
1,423,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	1,609,527
1,000,000	EUR	Duerr, AG 0.750%, 01/15/26	1,186,703
2,270,000		Parsons Corp.^ 0.250%, 08/15/25	2,467,467
2,800,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	3,263,869
1,900,000	EUR	Rheinmetall AG 1.875%, 02/07/28	2,269,139
			12,581,426
PRINCIPAL AMOUNT			VALUE
		Information Technology (3.7%)
1,535,000		CyberArk Software, Ltd. 0.000%, 11/15/24	$1,600,943
1,932,000		Datadog, Inc.^ 0.125%, 06/15/25	2,027,557
18,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	2,625,297
2,100,000		ON Semiconductor Corp.* 0.500%, 03/01/29	2,031,582
			8,285,379
		Materials (2.5%)
4,600,000		Glencore Funding, LLC 0.000%, 03/27/25	4,978,258
480,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	632,184
			5,610,442
		Other (1.0%)
3,200,000	EUR	Edenred 0.000%, 09/06/24	2,253,166
		Real Estate (0.9%)
1,700,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	2,053,529
		TOTAL CONVERTIBLE BONDS (Cost $60,663,049)	61,269,313
NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (2.0%)
		Consumer Discretionary (1.0%)
19,622		Aptiv, PLC 5.500%, 06/15/23	2,221,014
		Utilities (1.0%)
		NextEra Energy, Inc.
25,400		6.219%, 09/01/23	1,246,632
22,200		6.926%, 09/01/25	1,050,948
			2,297,580
		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,470,790)	4,518,594
COMMON STOCKS (65.7%)
		Communication Services (3.0%)
33,014		Alphabet, Inc. - Class A#	3,543,723
69,400	HKD	Tencent Holdings, Ltd.	3,082,478
			6,626,201
		Consumer Discretionary (7.0%)
22,700		Amazon.com, Inc.#	2,393,715
4,900		Aptiv, PLC#	504,014
615		AutoZone, Inc.#	1,637,936

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
550		Chipotle Mexican Grill, Inc.#	$1,137,191
67,600	GBP	Compass Group, PLC	1,783,353
52,500		DraftKings Inc. - Class A#	1,150,275
5,360	EUR	LVMH Moet Hennessy Louis Vuitton, SE	5,155,683
53,300		On Holding, AG - Class A^#	1,729,585
			15,491,752
		Consumer Staples (3.0%)
25,250		Coca-Cola Company~	1,619,787
2,590		Costco Wholesale Corp.	1,303,340
20,700		General Mills, Inc.	1,834,641
43,100	JPY	Seven & i Holdings Company, Ltd.	1,953,182
			6,710,950
		Energy (4.2%)
173,000	GBP	BP, PLC	1,160,656
51,900	CAD	Canadian Natural Resources, Ltd.^	3,162,612
22,300		Chevron Corp.	3,759,334
10,988		Marathon Petroleum Corp.	1,340,536
			9,423,138
		Financials (7.7%)
229,800	HKD	AIA Group, Ltd.	2,501,849
7,600		Aon, PLC - Class A	2,471,368
3,276,000	IDR	Bank Mandiri Persero, Tbk PT	1,158,065
140,000	EUR	Bank of Ireland Group, PLC	1,448,008
5,525		Chubb, Ltd.	1,113,619
174,800	INR	HDFC Bank, Ltd.	3,613,062
7,650		JPMorgan Chase & Company~	1,057,536
31,850		Morgan Stanley	2,865,545
25,400		Wells Fargo & Company	1,009,650
			17,238,702
		Health Care (9.7%)
18,700	GBP	AstraZeneca, PLC	2,751,947
11,500		Eli Lilly & Company	4,552,390
3,180		Humana, Inc.	1,686,958
13,120		Inmode, Ltd.#	488,851
4,075	CHF	Lonza Group, AG	2,541,333
44,150		Novo Nordisk, A/S (ADR)	7,377,024
4,370		UnitedHealth Group, Inc.	2,150,433
			21,548,936
		Industrials (8.9%)
16,000	EUR	Airbus, SE	2,240,555
24,600	CAD	Canadian Pacific Kansas City, Ltd.	1,939,167
25,440		Quanta Services, Inc.	4,315,642
21,900		Raytheon Technologies Corp.	2,187,810
583,000	GBP	Rolls-Royce Holdings, PLC#	1,116,835
20,250	EUR	Schneider Electric, SE	3,531,434
18,600	EUR	Vinci, SA	2,300,656
NUMBER OF SHARES			VALUE
13,600		Waste Management, Inc.	$2,258,280
			19,890,379
		Information Technology (19.7%)
5,700		Accenture, PLC - Class A	1,597,653
32,440		Apple, Inc.	5,504,419
8,980	EUR	ASML Holding, NV	5,698,819
5,250		Intuit, Inc.	2,330,738
8,700	JPY	Keyence Corp.	3,923,318
21,010		Microsoft Corp.	6,455,533
22,400		NVIDIA Corp.	6,215,776
37,250		Oracle Corp.	3,528,320
314,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	5,141,936
11,550		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	973,665
10,450		Visa, Inc. - Class A^	2,432,028
			43,802,205
		Materials (1.4%)
36,700		Freeport-McMoRan, Inc.	1,391,297
81,400	JPY	Nippon Steel Corp.^	1,738,493
			3,129,790
		Special Purpose Acquisition Company (1.1%)
80,000	GBP	Shell, PLC	2,458,252
		TOTAL COMMON STOCKS (Cost $103,499,545)	146,320,305
PRINCIPAL AMOUNT			VALUE
U.S. GOVERNMENT AND AGENCY SECURITIES (1.8%)
2,335,000		United States Treasury Note^ 2.000%, 06/30/24	2,265,452
1,640,000		2.500%, 04/30/24	1,602,876
		TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $3,957,266)	3,868,328
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
PURCHASED OPTIONS (0.1%)#
		Information Technology (0.0%)
420		Advanced Micro Devices, Inc.
3,753,540		Call, 06/16/23, Strike $105.00	55,650
		Other (0.1%)
1,055		SPDR S&P 500 ETF Trust
43,880,615		Put, 05/19/23, Strike $400.00	150,865
		TOTAL PURCHASED OPTIONS (Cost $899,902)	206,515

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Global Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.7%)
10,388,054	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $10,388,054)	$10,388,054
	TOTAL INVESTMENTS (101.8%) (Cost $183,878,606)	226,571,109
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.7%)		(10,388,054)
OTHER ASSETS, LESS LIABILITIES (2.9%)		6,437,806
NET ASSETS (100.0%)		$222,620,861

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

#  Non-income producing security.

~  Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,854,713.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FOREIGN CURRENCY ABBREVIATIONS

CAD  Canadian Dollar

CHF  Swiss Franc

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$144,987,626	64.0%
European Monetary Unit	33,639,862	14.8%
Japanese Yen	10,966,167	4.8%
Hong Kong Dollar	10,150,236	4.5%
British Pound Sterling	9,271,043	4.1%
New Taiwan Dollar	5,141,936	2.3%
Canadian Dollar	5,101,779	2.3%
Indian Rupee	3,613,062	1.6%
Swiss Franc	2,541,333	1.1%
Indonesian Rupiah	1,158,065	0.5%
Total Investments	$226,571,109	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

www.calamos.com

International Small Cap Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.7%)
		Communication Services (1.2%)
543	EUR	IPSOS	$29,442
		Consumer Discretionary (19.7%)
2,297		Arcos Dorados Holdings, Inc. - Class A	18,238
270,100	PHP	Bloomberry Resorts Corp.#	51,274
633	EUR	Brunello Cucinelli S.p.A	60,611
800	EUR	CIE Automotive, SA	24,124
11,000	HKD	Jiumaojiu International Holdings, Ltd.*	24,716
7,310	HKD	New Oriental Education & Technology Group, Inc.#	33,199
900	JPY	Nextage Company, Ltd.	16,326
1,745		On Holding, AG - Class A#	56,625
21,900	HKD	Samsonite International, SA#*	69,398
1,070	EUR	Sanlorenzo S.p.A.	48,022
4,720	AUD	Webjet, Ltd.#	23,342
52,100	HKD	Wynn Macau, Ltd.#	56,367
			482,242
		Consumer Staples (5.5%)
1,000	JPY	Kobe Bussan Company, Ltd.	27,968
200	JPY	Kose Corp.	23,339
1,100	CNY	Proya Cosmetics Company, Ltd. - Class A	26,700
1,000	JPY	Rohto Pharmaceutical Company, Ltd.	20,747
184,000	IDR	Sumber Alfaria Trijaya, Tbk PT	36,383
			135,137
		Energy (4.8%)
2,565	CAD	ARC Resources, Ltd.	31,862
8,900	CAD	CES Energy Solutions Corp.	17,671
1,250	EUR	Motor Oil Hellas Corinth Refineries, SA	29,792
2,770		TechnipFMC, PLC#	37,921
			117,246
		Financials (3.4%)
3,635	EUR	Bank of Ireland Group, PLC	37,597
11,785	AUD	Steadfast Group, Ltd.	46,461
			84,058
		Health Care (7.5%)
307	KRW	Dentium Company, Ltd.	33,139
2,960	GBP	Ergomed, PLC#	39,747
740		Inmode, Ltd.#	27,573
4,900	AUD	Nanosonics, Ltd.#	18,667
1,700	JPY	Sosei Group Corp.#	33,494
69	CHF	Tecan Group, AG#	30,068
			182,688
NUMBER OF SHARES			VALUE
		Industrials (25.4%)
385	EUR	Aalberts, NV	$17,782
660	TWD	Airtac International Group	23,830
360	EUR	ANDRITZ, AG	23,381
1,200	JPY	BayCurrent Consulting, Inc.	41,712
48	CHF	Burckhardt Compression Holding, AG	29,639
685	EUR	DO & CO, AG#	80,233
520	EUR	Duerr, AG	18,042
500	JPY	Ebara Corp.	21,876
1,150	INR	Hindustan Aeronautics, Ltd.	41,152
881	EUR	Interpump Group S.p.A	49,168
1,000	JPY	Japan Airport Terminal Company, Ltd.	49,003
1,900	JPY	Japan Elevator Service Holdings Company, Ltd.	28,264
5,717	SEK	Munters Group, AB*	56,116
2,200	JPY	Sojitz Corp.	46,335
957	CAD	Stantec, Inc.	57,525
1,700	JPY	THK Company, Ltd.	38,139
			622,197
		Information Technology (21.1%)
4,000	TWD	Accton Technology Corp.	39,076
205	EUR	Alten, SA	34,852
1,300	JPY	Appier Group, Inc.#	14,762
1,300	JPY	Cybozu, Inc.	25,950
360	EUR	Elmos Semiconductor SE	27,210
313		Endava, PLC (ADR)#	18,019
5,330	SEK	Fortnox, AB	36,739
630	TWD	Global Unichip Corp.	20,554
980	GBP	Keywords Studios, PLC	33,338
434	CAD	Kinaxis, Inc.#	59,601
11,000	HKD	Kingdee International Software Group Company, Ltd.#	16,914
1,775	KRW	Koh Young Technology, Inc.	17,642
4,150	INR	KPIT Technologies, Ltd.	46,645
1,235	EUR	Lectra	40,212
2,980	GBP	Sage Group, PLC	30,733
200	JPY	SHIFT, Inc.#	37,232
3,355	BRL	TOTVS, SA	17,260
			516,739
		Materials (4.0%)
7,052		Cemex, SAB de CV#	42,312
930	CAD	ERO Copper Corp.#	18,314
1,265	EUR	SOL S.p.A	36,552
			97,178

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

International Small Cap Growth Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES			VALUE
		Real Estate (2.1%)
10,100	MXN	Corp. Inmobiliaria Vesta, SAB de CV	$31,907
175	EUR	VGP, NV	18,321
			50,228
		TOTAL COMMON STOCKS (Cost $2,221,904)	2,317,155
		TOTAL INVESTMENTS (94.7%) (Cost $2,221,904)	2,317,155
OTHER ASSETS, LESS LIABILITIES (5.3%)			128,643
NET ASSETS (100.0%)			$2,445,798

NOTES TO SCHEDULE OF INVESTMENTS

#  Non-income producing security.

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

FOREIGN CURRENCY ABBREVIATIONS

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  European Monetary Unit

GBP  British Pound Sterling

HKD  Hong Kong Dollar

IDR  Indonesian Rupiah

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

PHP  Philippine Peso

SEK  Swedish Krona

TWD  New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE
APRIL 30, 2023

	VALUE	% OF TOTAL INVESTMENTS
European Monetary Unit	$575,341	24.8%
Japanese Yen	425,147	18.3%
US Dollar	200,688	8.7%
Hong Kong Dollar	200,594	8.7%
Canadian Dollar	184,973	8.0%
British Pound Sterling	103,818	4.5%
Swedish Krona	92,855	4.0%
Australian Dollar	88,470	3.8%
Indian Rupee	87,797	3.8%
New Taiwan Dollar	83,460	3.6%
Swiss Franc	59,707	2.6%
Philippine Peso	51,274	2.2%
South Korean Won	50,781	2.2%
Indonesian Rupiah	36,383	1.6%
Mexican Peso	31,907	1.4%
Chinese Yuan Renminbi	26,700	1.1%
Brazilian Real	17,260	0.7%
Total Investments	$2,317,155	100.0%

Currency exposure may vary over time.
See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (40.8%)
	Airlines (1.6%)
102,984	Air Canada Pass Through Trust Series 2015-2, Class AA* 3.750%, 06/15/29	$95,585
100,504	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	97,320
67,617	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	66,889
104,959	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	91,071
129,882	JetBlue Pass Through Trust Series 2019-1, Class AA 2.750%, 11/15/33	109,646
75,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	75,789
		536,300
	Communication Services (1.9%)
200,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	191,582
100,000	Charter Communications Operating, LLC / Charter Communications Operating Capital 2.800%, 04/01/31	80,716
150,000	Comcast Corp. 3.900%, 03/01/38	135,600
100,000	United States Cellular Corp. 6.700%, 12/15/33	91,254
150,000	Verizon Communications, Inc. 4.016%, 12/03/29	144,031
		643,183
	Consumer Discretionary (2.5%)
150,000	Cargill, Inc.* 3.125%, 05/25/51	110,305
200,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	171,832
100,000	GLP Capital, LP / GLP Financing II, Inc. 3.250%, 01/15/32	82,657
100,000	goeasy, Ltd.* 4.375%, 05/01/26	88,198
100,000	M/I Homes, Inc. 3.950%, 02/15/30	88,645
100,000	Mattel, Inc. 6.200%, 10/01/40	95,550
100,000	Newell Brands, Inc.^ 6.375%, 09/15/27	98,500
100,000	NIKE, Inc. 2.850%, 03/27/30	92,508
		828,195
PRINCIPAL AMOUNT		VALUE
	Consumer Staples (2.6%)
125,000	Anheuser-Busch InBev Worldwide, Inc. 3.500%, 06/01/30	$119,090
125,000	Archer-Daniels-Midland Company 3.250%, 03/27/30	117,552
125,000	Costco Wholesale Corp. 1.600%, 04/20/30	106,293
100,000	Edgewell Personal Care Company* 4.125%, 04/01/29	89,099
125,000	Hershey Company 1.700%, 06/01/30	104,991
200,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	191,332
100,000	Kimberly-Clark Corp. 3.100%, 03/26/30	93,388
50,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	43,671
		865,416
	Energy (1.0%)
175,000	Energy Transfer, LP‡ 8.317%, 11/01/66 3 mo. USD LIBOR + 3.02%	131,432
100,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	99,748
100,000	EQT Corp.* 3.125%, 05/15/26	93,053
		324,233
	Financials (12.4%)
115,000	Ally Financial, Inc.‡,‡‡ 4.700%, 05/15/26 5 year CMT + 3.87%	84,962
100,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	90,590
100,000	Avolon Holdings Funding, Ltd.*^ 5.500%, 01/15/26	98,192
125,000	AXIS Specialty Finance, PLC 4.000%, 12/06/27	120,766
100,000	Bank of America Corp.‡ 2.087%, 06/14/29 SOFR + 1.06%	86,516
150,000	Bank of Montreal‡ 3.088%, 01/10/37 5 year CMT + 1.40%	120,951
75,000	4.800%, 08/25/24 5 year CMT + 2.98%	64,476
100,000	Bank of New York Mellon Corp.‡ 5.834%, 10/25/33 SOFR + 2.07%	107,123
150,000	Berkshire Hathaway Finance Corp. 4.250%, 01/15/49	141,633

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
125,000	BP Capital Markets, PLC^‡ 4.875%, 03/22/30 5 year CMT + 4.40%	$114,729
175,000	Brookfield Finance, Inc. 2.724%, 04/15/31	147,829
150,000	Capital One Financial Corp.‡ 2.359%, 07/29/32 SOFR + 1.34%	109,067
100,000	Charles Schwab Corp.^‡ 4.000%, 06/01/26 5 year CMT + 3.17%	83,835
100,000	Chubb INA Holdings, Inc. 4.150%, 03/13/43	89,879
150,000	Citigroup, Inc.‡ 3.875%, 02/18/26 5 year CMT + 3.42%	128,055
100,000	Essential Properties, LP 2.950%, 07/15/31	74,128
100,000	Essex Portfolio, LP 1.700%, 03/01/28	86,483
100,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	76,622
125,000	Globe Life, Inc. 4.550%, 09/15/28	122,992
150,000	Goldman Sachs Group, Inc.‡ 3.800%, 05/10/26 5 year CMT + 2.97%	124,824
250,000	ILFC E-Capital Trust II*‡ 6.798%, 12/21/65 3 mo. USD LIBOR + 1.80%	168,470
125,000	JPMorgan Chase & Company^‡ 3.650%, 06/01/26 5 year CMT + 2.85%	110,296
100,000	Level 3 Financing, Inc.* 3.400%, 03/01/27	78,314
200,000	LSEGA Financing, PLC* 2.000%, 04/06/28	174,684
125,000	Markel Corp.^ 3.500%, 11/01/27	119,022
100,000	MetLife, Inc. 6.400%, 12/15/66	100,468
100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	74,180
118,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	99,938
100,000	Primerica, Inc. 2.800%, 11/19/31	84,635
100,000	Prologis, LP 2.875%, 11/15/29	90,220
100,000	Radian Group, Inc. 4.500%, 10/01/24	97,084
PRINCIPAL AMOUNT		VALUE
125,000	RenaissanceRe Finance, Inc.^ 3.450%, 07/01/27	$119,974
100,000	SLM Corp. 3.125%, 11/02/26	87,578
125,000	SVB Financial Group‡@ 4.000%, 05/15/26 5 year CMT + 3.20%	9,583
100,000	Toronto-Dominion Bank 4.456%, 06/08/32	96,614
125,000	Travelers Companies, Inc. 2.550%, 04/27/50	82,944
200,000	USAA Capital Corp.* 2.125%, 05/01/30	168,330
125,000	Ventas Realty, LP 4.000%, 03/01/28	118,457
100,000	VICI Properties, LP / VICI Note Company, Inc.* 3.500%, 02/15/25	96,245
125,000	Wells Fargo & Company& 4.400%, 06/14/46	105,093
		4,155,781
	Health Care (3.0%)
100,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	88,198
150,000	CVS Health Corp. 4.780%, 03/25/38	143,283
100,000	DaVita, Inc.* 4.625%, 06/01/30	87,283
100,000	Elanco Animal Health, Inc.^ 6.650%, 08/28/28	97,601
100,000	Illumina, Inc. 5.750%, 12/13/27	102,924
150,000	Johnson & Johnson 3.400%, 01/15/38	136,246
100,000	Kaiser Foundation Hospitals 2.810%, 06/01/41	75,029
100,000	Royalty Pharma, PLC 2.200%, 09/02/30	82,093
100,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	104,510
100,000	Zoetis, Inc. 5.600%, 11/16/32	107,518
		1,024,685
	Industrials (6.4%)
125,000	Air Lease Corp.‡ 4.650%, 06/15/26 5 year CMT + 4.08%	104,305
100,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	96,925
100,000	Allegiant Travel Company* 7.250%, 08/15/27	99,211

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
40,000	Ball Corp. 6.875%, 03/15/28	$41,624
125,000	Beacon Roofing Supply, Inc.* 4.500%, 11/15/26	119,006
100,000	Burlington Northern Santa Fe, LLC 4.950%, 09/15/41	100,185
100,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	95,172
100,000	Cummins, Inc. 4.875%, 10/01/43	97,178
130,000	Delta Air Lines Pass Through Trust Series 2019-1, Class AA 3.204%, 10/25/25	126,849
100,000	EnerSys* 4.375%, 12/15/27	94,034
100,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	89,828
80,000	GXO Logistics, Inc. 1.650%, 07/15/26	69,764
100,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	93,196
100,000	Honeywell International, Inc. 1.950%, 06/01/30	85,661
100,000	Illinois Tool Works, Inc. 4.875%, 09/15/41	101,923
125,000	Infor, Inc.* 1.750%, 07/15/25	114,561
121,000	QVC, Inc. 4.375%, 09/01/28	59,712
125,000	Roper Technologies, Inc. 1.400%, 09/15/27	109,695
250,000	SMBC Aviation Capital Finance DAC* 1.900%, 10/15/26	221,838
125,000	TransDigm, Inc.* 6.250%, 03/15/26	125,720
117,017	United Airlines Pass Through Trust Series 2018-1, Class B 4.600%, 09/01/27	110,489
		2,156,876
	Information Technology (3.6%)
150,000	Apple, Inc. 4.375%, 05/13/45	145,626
100,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	96,691
125,000	CGI, Inc. 1.450%, 09/14/26	112,996
125,000	Fortinet, Inc. 2.200%, 03/15/31	103,553
157,000	Microsoft Corp. 4.100%, 02/06/37	156,584
125,000	NVIDIA Corp. 3.500%, 04/01/40	107,672
PRINCIPAL AMOUNT		VALUE
100,000	Open Text Corp.* 6.900%, 12/01/27	$103,507
100,000	Take-Two Interactive Software, Inc. 4.950%, 03/28/28	100,876
100,000	TTM Technologies, Inc.* 4.000%, 03/01/29	85,647
100,000	Twilio, Inc. 3.625%, 03/15/29	85,464
150,000	VMware, Inc. 1.800%, 08/15/28	127,791
		1,226,407
	Materials (0.9%)
100,000	ArcelorMittal, SA 6.550%, 11/29/27	104,451
100,000	Clearwater Paper Corp.* 5.375%, 02/01/25	98,124
100,000	Georgia-Pacific, LLC* 3.600%, 03/01/25	97,774
		300,349
	Other (0.4%)
125,000	Intact Financial Corp.* 5.459%, 09/22/32	126,643
	Real Estate (1.9%)
100,000	Brixmor Operating Partnership, LP 4.125%, 06/15/26	95,033
150,000	EPR Properties 4.950%, 04/15/28	133,893
125,000	Forestar Group, Inc.* 3.850%, 05/15/26	115,770
100,000	Healthpeak OP LLC 3.250%, 07/15/26	94,854
100,000	Public Storage 2.300%, 05/01/31	85,117
125,000	Tanger Properties, LP 3.875%, 07/15/27	113,369
		638,036
	Utilities (2.6%)
150,000	Berkshire Hathaway Energy Company 3.800%, 07/15/48	123,027
100,000	Consolidated Edison Company of New York, Inc. 3.350%, 04/01/30	92,931
150,000	Duke Energy Carolinas, LLC 3.700%, 12/01/47	121,752
100,000	Entergy Texas, Inc. 1.500%, 09/01/26	89,488
100,000	Monongahela Power Company* 3.550%, 05/15/27	95,535
150,000	Northern States Power Company 3.750%, 12/01/47	116,402

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
150,000	Public Service Electric and Gas Company 3.600%, 12/01/47	$121,906
125,000	Southern Company‡ 3.750%, 09/15/51 5 year CMT + 2.92%	107,661
		868,702
	TOTAL CORPORATE BONDS (Cost $15,322,823)	13,694,806
BANK LOANS (8.5%)¡
	Airlines (0.6%)
185,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	186,515
	Communication Services (2.0%)
223,858	APi Group DE, Inc.‡ 7.768%, 01/03/29 1 mo. LIBOR + 2.75%	224,090
292,014	Go Daddy Operating Company, LLC‡ 8.232%, 11/09/29 1 mo. SOFR + 3.25%	292,678
147,609	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	147,502
		664,270
	Consumer Discretionary (0.7%)
245,000	Murphy USA, Inc.‡ 6.600%, 01/31/28 1 mo. LIBOR + 1.75%	245,843
	Energy (0.2%)
49,916	DT Midstream, Inc.‡ 7.025%, 06/26/28 1 mo. LIBOR + 2.00%	50,049
	Financials (0.4%)
132,859	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	132,835
	Health Care (2.1%)
294,000	Catalent Pharma Solutions, Inc.‡ 7.063%, 02/22/28 1 mo. LIBOR + 2.00%	292,163
245,000	Horizon Therapeutics USA, Inc.‡ 6.813%, 03/15/28 1 mo. LIBOR + 1.75%	244,967
143,387	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. LIBOR + 2.25%	143,505
35,725	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	35,754
		716,389
PRINCIPAL AMOUNT		VALUE
	Industrials (2.1%)
294,750	AECOM Technology Corp.‡ 6.775%, 04/13/28 1 mo. LIBOR + 1.75%	$295,524
313,600	Spectrum Brands, Inc.‡ 6.960%, 03/03/28 3 mo. LIBOR + 2.00%	311,248
99,750	Summit Materials, LLC‡ 8.492%, 12/14/27 3 mo. SOFR + 3.00%	100,202
		706,974
	Materials (0.4%)
40,241	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.60%	40,190
29,630	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.60%	29,593
29,630	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.60%	29,593
42,750	Axalta Coating Systems U.S. Holdings, Inc.‡ 8.068%, 12/20/29 3 mo. SOFR + 3.00%	42,930
		142,306
	TOTAL BANK LOANS (Cost $2,846,180)	2,845,181
SOVEREIGN BOND (1.0%)
400,000	Province of Ontario Canada 1.800%, 10/14/31 (Cost $399,003)	340,480
U.S. GOVERNMENT AND AGENCY SECURITIES (38.9%)
	Other (38.9%)
151,056	Federal Home Loan Mortgage Corp. Pool 4.000%, 05/01/49	146,062
89,338	2.500%, 02/01/35	83,365
834,129	Federal National Mortgage Association 2.500%, 07/01/51	723,330
621,015	2.500%, 04/01/50	541,297
610,067	4.500%, 06/01/52	596,195
540,158	3.000%, 04/01/50	489,138
538,761	4.000%, 11/01/52	514,770
486,422	4.500%, 11/01/52	475,361
483,684	5.500%, 12/01/52	487,598
445,638	3.500%, 04/01/50	417,708
272,068	3.000%, 07/01/46	249,369
174,118	3.000%, 03/01/47	159,591
152,250	3.500%, 08/01/47	143,461
133,730	2.500%, 09/01/31	126,512
130,074	3.500%, 11/01/49	122,101
111,571	4.000%, 06/01/48	108,148
104,057	3.000%, 02/01/33	100,080
85,644	4.500%, 04/01/48	85,030

See accompanying Notes to Schedule of Investments

www.calamos.com

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
76,444	3.500%, 02/01/49	$72,010
67,345	3.000%, 07/01/49	61,001
55,235	3.000%, 01/01/35	52,783
49,768	4.000%, 03/01/47	48,326
150,627	Government National Mortgage Association II Pool 3.500%, 10/20/47	143,471
114,233	3.000%, 10/20/47	105,911
500,000	U.S. Treasury Bond 3.500%, 02/15/39	497,344
500,000	3.000%, 05/15/47	436,055
500,000	2.250%, 08/15/49	376,562
500,000	2.000%, 02/15/50	355,039
400,000	1.125%, 05/15/40	268,312
300,000	3.000%, 02/15/49	263,086
200,000	4.000%, 11/15/42	206,062
200,000	2.875%, 05/15/52	171,188
125,000	2.375%, 11/15/49	96,729
100,000	3.875%, 02/15/43	101,078
479,210	U.S. Treasury Inflation Indexed Bond 0.750%, 02/15/42	414,759
829,192	U.S. Treasury Inflation Indexed Note 0.500%, 01/15/28	799,533
525,000	U.S. Treasury Note 4.125%, 11/15/32	554,244
375,000	1.875%, 02/15/32	331,523
360,000	2.875%, 05/15/32	344,644
350,000	3.000%, 08/15/52	307,480
200,000	3.875%, 12/31/27	202,906
100,000	4.250%, 12/31/24	99,963
100,000	3.500%, 02/15/33	100,602
750,000	United States Treasury Note 3.875%, 03/31/25^	747,012
325,000	3.625%, 02/15/53	322,309
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $14,395,864)	13,049,047
RESIDENTIAL MORTGAGE BACKED SECURITIES (1.7%)
	Other (1.7%)
100,000	BX Trust Series 2019-OC11, Class A* 3.202%, 12/09/41	87,802
500,000	Freddie Mac Multifamily Structured Pass Through Certificates K157, Class A2‡ 3.990%, 05/25/33	496,251
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $689,709)	584,053
ASSET BACKED SECURITIES (7.2%)
	Communication Services (0.3%)
100,000	T-Mobile U.S. Trust Series 2022-1A, Class A* 4.910%, 05/22/28	100,261
PRINCIPAL AMOUNT		VALUE
	Financials (3.6%)
112,397	Commonbond Student Loan Trust Series 2021-A-GS, Class A* 1.200%, 03/25/52	$95,641
150,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	146,903
90,565	ELFI Graduate Loan Program, LLC Series 2022-A, Class A* 4.510%, 08/26/47	88,005
55,000	Enterprise Fleet Financing, LLC Series 2022-4, Class A2* 5.760%, 10/22/29	55,291
150,000	Hertz Vehicle Financing III, LP Series 2021-2A, Class A* 1.680%, 12/27/27	133,392
150,000	Oscar US Funding XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	139,443
110,000	Pawneee Equipment Receivables, LLC Series 2022-1, Class A3* 5.170%, 02/15/28	110,046
237,000	Progress Residential Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	209,440
91,675	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 2.840%, 01/25/41	88,573
150,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	145,653
		1,212,387
	Other (3.3%)
150,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	132,815
92,273	Amur Equipment Finance Receivables VIII, LLC Series 2020-1A, Class C* 3.060%, 04/20/26	91,223
97,056	Amur Equipment Finance Receivables XI, LLC Series 2022-2A, Class A2* 5.300%, 06/21/28	96,301
106,000	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	94,122
100,000	Daimler Trucks Retail Trust Series 2022-1, Class A3 5.230%, 02/17/26	99,730
112,156	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	106,447
38,759	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	38,208
138,411	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	133,808

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Total Return Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
99,917	SVC ABS, LLC Series 2023-1A, - Class A* 5.150%, 02/20/53	$98,236
225,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	212,250
		1,103,140
	TOTAL ASSET BACKED SECURITIES (Cost $2,552,296)	2,415,788
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.0%)
1,349,748	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $1,349,748)	1,349,748
	TOTAL INVESTMENTS (102.1%) (Cost $37,555,623)	34,279,103
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.0%)		(1,349,748)
OTHER ASSETS, LESS LIABILITIES (1.9%)		630,201
NET ASSETS (100.0%)		$33,559,556

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2023.

‡‡  Perpetual maturity.

@  In default status and considered non-income producing.

&  Illiquid security.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
1,000,000	U.S. Treasury Note 5-Year	Jun 2023	$1,097,422	$24,741

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (81.5%)
	Airlines (1.8%)
19,667	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$19,619
92,463	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	89,534
46,684	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	47,517
114,600	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	100,097
65,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	63,890
22,000	5.750%, 04/20/29	20,941
102,421	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	88,854
62,514	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	63,565
123,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	124,319
		618,336
	Communication Services (8.3%)
200,000	Altice France, SA* 5.500%, 10/15/29	150,254
105,000	APi Group DE, Inc.* 4.750%, 10/15/29	95,226
94,000	Arrow Bidco, LLC* 9.500%, 03/15/24	94,376
200,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	159,434
119,000	Audacy Capital Corp.* 6.750%, 03/31/29	9,324
44,000	6.500%, 05/01/27	3,369
65,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	42,130
76,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	63,522
135,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	105,413
250,000	CSC Holdings, LLC* 5.375%, 02/01/28	205,250
220,000	4.500%, 11/15/31	154,418
215,000	5.750%, 01/15/30	109,938
75,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	2,334
55,000	5.375%, 08/15/26	3,901
PRINCIPAL AMOUNT		VALUE
115,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	$101,080
66,000	Embarq Corp. 7.995%, 06/01/36	28,465
101,000	Frontier California, Inc. 6.750%, 05/15/27	91,556
60,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	52,727
24,000	8.750%, 05/15/30	23,766
101,000	Frontier Florida, LLC@ 6.860%, 02/01/28	91,520
140,000	Frontier North, Inc.@ 6.730%, 02/15/28	126,245
90,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	78,065
25,000	5.250%, 12/01/27	24,053
70,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	—
50,000	5.500%, 08/01/23	—
70,597	Ligado Networks, LLC* 15.500%, 11/01/23 15.50% PIK rate	23,340
65,000	Lumen Technologies, Inc. 7.600%, 09/15/39	25,017
45,000	4.000%, 02/15/27*	30,091
48,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	39,225
80,000	Netflix, Inc.*^ 4.875%, 06/15/30	79,662
48,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	41,205
31,000	Qwest Corp. 7.250%, 09/15/25	27,549
46,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	35,917
23,000	5.375%, 01/15/31^	16,043
85,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	61,883
115,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	102,686
72,000	4.000%, 07/15/28	60,920
50,000	3.125%, 09/01/26	44,801
24,000	3.875%, 09/01/31	18,164
40,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	26,389
85,000	Sprint, LLC 7.125%, 06/15/24	86,448
80,000	Stagwell Global, LLC* 5.625%, 08/15/29	69,581
80,000	Telecom Italia Capital, SA 6.000%, 09/30/34	68,469
98,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	52,833

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
35,000	Time Warner Cable, LLC 7.300%, 07/01/38	$36,331
151,000	United States Cellular Corp. 6.700%, 12/15/33	137,794
		2,900,714
	Consumer Discretionary (17.2%)
100,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	101,795
100,000	Adient Global Holdings Company* 8.250%, 04/15/31	102,432
96,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	86,541
84,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	70,327
72,000	6.625%, 01/15/28	68,250
118,000	At Home Group, Inc.*^ 4.875%, 07/15/28	77,205
123,000	Bath & Body Works, Inc. 6.694%, 01/15/27	123,649
115,000	6.875%, 11/01/35	103,992
61,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	53,573
46,000	8.125%, 07/01/27	46,986
46,000	Carnival Corp.* 7.625%, 03/01/26^	42,303
45,000	4.000%, 08/01/28	39,074
44,000	10.500%, 02/01/26	46,042
100,000	Carriage Services, Inc.* 4.250%, 05/15/29	84,183
65,000	Carvana Company* 4.875%, 09/01/29	26,432
190,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 4.250%, 02/01/31	156,539
185,000	5.125%, 05/01/27	175,045
110,000	6.375%, 09/01/29	104,853
100,000	4.750%, 03/01/30	86,230
55,000	5.000%, 02/01/28	51,021
50,000	4.500%, 08/15/30	42,211
48,000	4.750%, 02/01/32	39,772
48,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	46,385
75,000	Cedar Fair, LP^ 5.250%, 07/15/29	69,805
50,000	Churchill Downs, Inc.* 6.750%, 05/01/31	50,390
80,000	Dana, Inc. 4.250%, 09/01/30	65,166
48,000	4.500%, 02/15/32	38,541
100,000	DISH DBS Corp. 5.250%, 12/01/26*	76,415
77,000	7.750%, 07/01/26	44,586
60,000	7.375%, 07/01/28	30,067
45,000	5.125%, 06/01/29	20,868
PRINCIPAL AMOUNT		VALUE
88,000	DISH Network Corp.* 11.750%, 11/15/27	$83,309
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	165,724
95,000	Everi Holdings, Inc.* 5.000%, 07/15/29	84,755
100,000	Ford Motor Company^ 6.100%, 08/19/32	95,587
200,000	Ford Motor Credit Company, LLC 5.113%, 05/03/29	186,594
200,000	4.000%, 11/13/30	171,832
200,000	2.900%, 02/16/28	173,438
36,000	Gap, Inc.* 3.875%, 10/01/31	25,185
5,000	3.625%, 10/01/29	3,563
150,000	goeasy, Ltd.* 5.375%, 12/01/24	142,908
80,000	4.375%, 05/01/26	70,558
100,000	Goodyear Tire & Rubber Company^ 5.000%, 07/15/29	88,820
41,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	36,422
120,000	Guitar Center, Inc.*^ 8.500%, 01/15/26	107,376
95,000	Liberty Interactive, LLC 8.250%, 02/01/30	29,083
90,000	Life Time, Inc.* 8.000%, 04/15/26	89,638
50,000	5.750%, 01/15/26	48,991
35,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	35,091
62,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	58,734
65,000	M/I Homes, Inc. 3.950%, 02/15/30	57,619
159,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	131,172
50,000	4.300%, 02/15/43	30,438
200,000	Mclaren Finance, PLC* 7.500%, 08/01/26	164,866
100,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	89,917
66,000	Mohegan Tribal Gaming Authority* 8.000%, 02/01/26	59,127
25,000	Newell Brands, Inc.^ 6.375%, 09/15/27	24,625
13,000	6.625%, 09/15/29	12,869
50,000	Nordstrom, Inc. 5.000%, 01/15/44	31,308
48,000	4.250%, 08/01/31	35,699
100,000	Penn Entertainment, Inc*^ 4.125%, 07/01/29	84,849

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	$236,555
120,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	87,101
257,000	Rite Aid Corp.* 8.000%, 11/15/26	139,243
50,000	Royal Caribbean Cruises, Ltd.*^ 7.250%, 01/15/30	50,254
120,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	99,222
180,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	176,515
108,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	90,837
70,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	65,152
160,000	Station Casinos, LLC* 4.500%, 02/15/28	147,210
59,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	58,597
23,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	24,244
100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	78,517
175,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	180,833
		6,025,055
	Consumer Staples (3.5%)
117,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	115,962
107,000	Central Garden & Pet Company* 4.125%, 04/30/31	90,295
110,000	Edgewell Personal Care Company* 4.125%, 04/01/29	98,009
115,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	100,680
24,000	6.500%, 12/31/27	23,559
115,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.* 5.500%, 01/15/30	110,016
60,000	5.125%, 02/01/28	58,793
35,000	5.750%, 04/01/33	33,643
63,000	New Albertsons, LP 7.750%, 06/15/26	64,526
96,000	Performance Food Group, Inc.* 4.250%, 08/01/29	87,416
80,000	Pilgrim's Pride Corp. 5.875%, 09/30/27*	79,770
75,000	4.250%, 04/15/31	65,507
PRINCIPAL AMOUNT		VALUE
39,000	Post Holdings, Inc.* 5.750%, 03/01/27	$38,765
90,000	Prestige Brands, Inc.* 3.750%, 04/01/31	76,441
55,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	52,227
130,000	Vector Group, Ltd.* 5.750%, 02/01/29	116,494
		1,212,103
	Energy (9.6%)
90,000	Antero Resources Corp.*^ 5.375%, 03/01/30	84,516
90,000	Apache Corp. 5.100%, 09/01/40	77,180
75,000	Buckeye Partners, LP 3.950%, 12/01/26	68,353
50,000	5.850%, 11/15/43	38,581
135,000	Callon Petroleum Company*^ 7.500%, 06/15/30	128,624
45,000	Cheniere Energy, Inc. 4.625%, 10/15/28	42,974
72,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	71,345
75,000	Continental Resources, Inc.* 2.875%, 04/01/32	59,059
45,000	5.750%, 01/15/31	43,928
125,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	125,230
76,000	DT Midstream, Inc.* 4.125%, 06/15/29	67,504
120,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	117,254
55,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	54,686
140,000	Energy Transfer, LP‡ 8.317%, 11/01/66 3 mo. USD LIBOR + 3.02%	105,146
70,000	6.500%, 11/15/26 5 year CMT + 5.69%	62,031
120,000	EnLink Midstream Partners, LP 8.976%, 05/30/23‡ 3 mo. USD LIBOR + 4.11%	101,953
90,000	4.850%, 07/15/26	87,744
61,000	Enlink Midstream, LLC* 6.500%, 09/01/30	61,711
100,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	99,748
77,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	74,264
25,000	8.875%, 04/15/30	25,068

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
90,000	Gulfport Energy Corp. 6.375%, 05/15/25@&	$—
75,000	8.000%, 05/17/26*	75,429
27,505	8.000%, 05/17/26	27,662
125,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	116,662
72,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	67,589
89,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	86,573
50,000	Moss Creek Resources Holdings, Inc.* 7.500%, 01/15/26	47,008
45,000	10.500%, 05/15/27	43,897
70,000	Nabors Industries, Inc.* 7.375%, 05/15/27	67,982
70,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	63,981
86,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	82,144
45,000	6.500%, 09/30/26	41,510
95,000	Parkland Corp.* 5.875%, 07/15/27	92,743
100,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	89,250
100,000	Plains All American Pipeline, LP‡ 8.974%, 05/30/23 3 mo. USD LIBOR + 4.11%	88,468
90,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	81,517
73,000	Southwestern Energy Company 5.375%, 03/15/30	68,270
49,000	4.750%, 02/01/32	43,344
45,000	5.375%, 02/01/29	42,616
24,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	21,529
100,000	Transocean, Inc.* 8.750%, 02/15/30	101,010
60,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	60,883
25,000	4.125%, 08/15/31	22,179
25,000	3.875%, 08/15/29	22,520
54,000	Vital Energy, Inc. 10.125%, 01/15/28	54,248
46,000	9.500%, 01/15/25	46,316
90,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	80,340
75,000	Weatherford International, Ltd.* 8.625%, 04/30/30	76,477
48,000	6.500%, 09/15/28	48,050
		3,357,096
	Financials (14.1%)
115,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	109,949
PRINCIPAL AMOUNT		VALUE
120,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	$117,133
130,000	AG Issuer, LLC* 6.250%, 03/01/28	121,345
145,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	135,550
101,000	Ally Financial, Inc. 4.700%, 05/15/26‡,‡‡ 5 year CMT + 3.87%	74,619
45,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	31,748
40,000	8.000%, 11/01/31	42,289
150,000	AmWINS Group, Inc.* 4.875%, 06/30/29	136,812
98,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	88,778
50,000	Avolon Holdings Funding, Ltd.* 3.950%, 07/01/24	48,565
40,000	5.500%, 01/15/26^	39,277
170,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	148,288
185,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	153,219
116,000	5.750%, 05/15/26	105,437
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	186,242
85,000	Castlelake Aviation Finance DAC*^ 5.000%, 04/15/27	75,589
120,000	Credit Acceptance Corp. 6.625%, 03/15/26^	115,480
89,000	5.125%, 12/31/24*	85,403
123,000	Enact Holdings, Inc.* 6.500%, 08/15/25	121,913
138,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	105,738
156,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	153,453
94,000	HUB International, Ltd.* 7.000%, 05/01/26	93,717
68,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	59,890
195,000	Iron Mountain, Inc.* 5.250%, 03/15/28	187,886
260,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	219,773
182,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	171,235
48,000	4.750%, 06/15/29	38,040

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
138,000	LD Holdings Group, LLC* 6.125%, 04/01/28	$76,373
204,000	Level 3 Financing, Inc.* 3.400%, 03/01/27	159,761
110,000	4.250%, 07/01/28	64,262
45,000	4.625%, 09/15/27	27,806
65,000	LPL Holdings, Inc.* 4.000%, 03/15/29	58,406
193,000	MetLife, Inc. 6.400%, 12/15/66	193,903
110,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	98,254
95,000	Navient Corp. 5.000%, 03/15/27	85,731
50,000	4.875%, 03/15/28	43,060
110,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	81,598
90,000	OneMain Finance Corp. 7.125%, 03/15/26	87,835
65,000	3.875%, 09/15/28	52,576
45,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	41,697
150,000	PHH Mortgage Corp.* 7.875%, 03/15/26	135,048
25,000	PNC Financial Services Group, Inc.^‡ 6.000%, 05/15/27 5 year CMT + 3.00%	23,206
100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	90,108
45,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	36,489
45,000	3.625%, 03/01/29	38,124
20,000	2.875%, 10/15/26	17,833
90,000	StoneX Group, Inc.* 8.625%, 06/15/25	91,559
22,000	SVB Financial Group@‡ 4.000%, 05/15/26 5 year CMT + 3.20%	1,687
100,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	86,203
50,000	5.750%, 06/15/27	45,897
50,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	47,839
50,000	6.500%, 02/15/29	30,450
200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	167,282
98,000	XHR, LP* 6.375%, 08/15/25	96,737
		4,947,092
PRINCIPAL AMOUNT		VALUE
	Health Care (5.6%)
210,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	$171,102
39,000	14.000%, 10/15/30	25,010
36,000	6.125%, 02/01/27	26,130
170,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	122,400
100,000	8.000%, 03/15/26	99,413
49,000	6.875%, 04/15/29	36,327
12,000	5.250%, 05/15/30	10,002
175,000	DaVita, Inc.* 4.625%, 06/01/30	152,745
100,000	3.750%, 02/15/31	80,512
72,000	Embecta Corp.* 5.000%, 02/15/30	62,190
24,000	6.750%, 02/15/30	21,836
45,000	Encompass Health Corp. 4.750%, 02/01/30	41,615
45,000	4.500%, 02/01/28	42,539
110,000	HCA, Inc. 7.500%, 11/06/33	124,358
210,000	Jazz Securities DAC* 4.375%, 01/15/29	193,435
19,970	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 10.000%, 06/15/29	10,766
110,000	Medline Borrower, LP* 5.250%, 10/01/29	95,269
110,000	3.875%, 04/01/29	96,329
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	178,576
107,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	56,058
200,000	Tenet Healthcare Corp. 6.250%, 02/01/27	199,378
120,000	6.875%, 11/15/31	118,264
		1,964,254
	Industrials (12.9%)
100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	84,406
150,000	AerCap Holdings, NV‡ 5.875%, 10/10/79 5 year CMT + 4.54%	140,249
95,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	64,670
155,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	150,234
91,000	3.500%, 03/15/29	80,751
75,000	5.875%, 02/15/28	74,413
100,000	Allegiant Travel Company* 7.250%, 08/15/27	99,211
20,000	American Airlines Group, Inc.* 3.750%, 03/01/25	18,871

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
49,000	Arcosa, Inc.* 4.375%, 04/15/29	$44,890
225,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	185,864
35,000	Ball Corp. 6.875%, 03/15/28	36,421
68,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	59,882
87,000	BWX Technologies, Inc.* 4.125%, 04/15/29	79,073
50,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	47,418
45,000	5.125%, 01/15/26	42,827
23,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	24,259
23,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	22,347
125,000	Deluxe Corp.* 8.000%, 06/01/29	96,141
48,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	42,549
72,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	69,175
45,000	EnerSys* 4.375%, 12/15/27	42,315
57,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	50,047
60,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	58,112
44,000	3.500%, 03/01/29	39,144
107,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	84,306
180,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	155,914
130,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	121,155
115,000	Herc Holdings, Inc.* 5.500%, 07/15/27	109,968
115,000	IEA Energy Services, LLC* 6.625%, 08/15/29	109,440
110,000	JELD-WEN, Inc.* 4.625%, 12/15/25	106,291
145,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	127,720
100,000	Knife River Holding Company* 7.750%, 05/01/31	101,546
46,000	MasTec, Inc.* 4.500%, 08/15/28	42,702
60,000	Moog, Inc.* 4.250%, 12/15/27	56,472
120,000	Newfold Digital Holdings Group, Inc.* 6.000%, 02/15/29	83,701
PRINCIPAL AMOUNT		VALUE
95,000	Novelis Corp.* 4.750%, 01/30/30	$86,094
35,000	OI European Group, BV* 4.750%, 02/15/30	32,185
100,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	90,121
135,000	Patrick Industries, Inc.* 4.750%, 05/01/29	117,540
61,000	QVC, Inc. 4.375%, 09/01/28	30,103
45,000	5.450%, 08/15/34	19,245
78,000	Sealed Air Corp.* 6.125%, 02/01/28	79,319
24,000	5.000%, 04/15/29	23,076
86,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	74,816
71,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	56,080
45,000	5.500%, 03/01/30^	34,825
90,000	Standard Industries, Inc.* 5.000%, 02/15/27	86,297
76,000	Stericycle, Inc.* 3.875%, 01/15/29	68,664
69,000	STL Holding Company, LLC* 7.500%, 02/15/26	61,329
180,000	TransDigm, Inc. 7.500%, 03/15/27	181,139
115,000	6.250%, 03/15/26*	115,662
70,000	6.750%, 08/15/28*	71,126
71,000	Tronox, Inc.* 4.625%, 03/15/29	59,065
40,050	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	35,773
96,000	Vertiv Group Corp.* 4.125%, 11/15/28	86,903
90,000	Wabash National Corp.* 4.500%, 10/15/28	78,630
90,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	83,985
47,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	47,825
25,000	7.250%, 06/15/28	25,718
90,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	89,919
23,000	4.625%, 08/15/28	21,310
		4,509,233
	Information Technology (3.7%)
48,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	43,602
65,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	58,575
56,000	Coherent Corp.* 5.000%, 12/15/29	50,444

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
100,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	$94,102
90,000	CommScope, Inc.* 4.750%, 09/01/29	72,736
48,000	Fair Isaac Corp.* 4.000%, 06/15/28	44,769
100,000	KBR, Inc.* 4.750%, 09/30/28	92,650
100,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	63,125
50,000	5.500%, 09/01/28	38,310
44,000	NCR Corp.* 5.125%, 04/15/29	38,112
68,000	ON Semiconductor Corp.* 3.875%, 09/01/28	61,658
72,000	Open Text Corp.* 3.875%, 02/15/28	63,932
45,000	6.900%, 12/01/27	46,578
36,000	3.875%, 12/01/29	30,302
36,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	29,857
44,000	Playtika Holding Corp.* 4.250%, 03/15/29	37,732
66,000	PTC, Inc.* 4.000%, 02/15/28	61,522
120,000	TTM Technologies, Inc.* 4.000%, 03/01/29	102,776
65,000	Twilio, Inc. 3.625%, 03/15/29	55,552
23,000	3.875%, 03/15/31	19,224
130,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	109,593
100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	86,390
		1,301,541
	Materials (3.0%)
52,000	ArcelorMittal, SA 7.000%, 10/15/39	55,163
47,000	ATI, Inc. 5.875%, 12/01/27	46,114
25,000	Carpenter Technology Corp. 7.625%, 03/15/30	25,738
70,000	Chemours Company* 4.625%, 11/15/29	57,718
145,000	Clearwater Paper Corp.* 4.750%, 08/15/28	130,677
75,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	73,045
48,000	Commercial Metals Company 4.125%, 01/15/30	43,302
24,000	4.375%, 03/15/32	20,927
68,000	HB Fuller Company 4.250%, 10/15/28	62,545
PRINCIPAL AMOUNT		VALUE
85,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	$85,615
100,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	88,392
11,000	4.500%, 06/01/31	8,722
24,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	20,706
96,000	Mercer International, Inc. 5.125%, 02/01/29	80,367
125,000	Owens-Brockway Glass Container, Inc.* 6.625%, 05/13/27	125,619
100,000	Silgan Holdings, Inc. 4.125%, 02/01/28	93,611
44,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	27,345
		1,045,606
	Other (0.2%)
45,000	Gen Digital, Inc.* 7.125%, 09/30/30^	45,272
45,000	6.750%, 09/30/27	45,412
		90,684
	Real Estate (0.8%)
71,000	EPR Properties 3.750%, 08/15/29	56,789
67,000	Forestar Group, Inc.* 5.000%, 03/01/28	61,016
48,000	3.850%, 05/15/26	44,456
95,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	80,522
45,000	Service Properties Trust 5.250%, 02/15/26	39,988
		282,771
	Special Purpose Acquisition Companies (0.3%)
95,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	77,063
46,000	4.625%, 01/15/29	40,270
		117,333
	Utilities (0.5%)
34,000	PPL Capital Funding, Inc.‡ 7.828%, 03/30/67 3 mo. USD LIBOR + 2.67%	29,697
90,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	86,262
45,000	Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	40,653
25,000	8.000%, 10/15/26 5 year CMT + 6.93%	23,643
		180,255
	TOTAL CORPORATE BONDS (Cost $32,238,696)	28,552,073

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (0.7%)
	Communication Services (0.1%)
34,000	Cable One, Inc. 0.000%, 03/15/26	$27,941
	Consumer Discretionary (0.5%)
189,000	DISH Network Corp. 2.375%, 03/15/24	163,757
45,000	0.000%, 12/15/25	22,277
		186,034
	Other (0.1%)
50,000	Multiplan Corp.* 6.000%, 10/15/27	32,103
	TOTAL CONVERTIBLE BONDS (Cost $272,609)	246,078
BANK LOANS (12.4%)¡
	Airlines (0.5%)
95,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	95,778
85,000	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	88,583
		184,361
	Communication Services (1.3%)
120,625	Clear Channel Outdoor Holdings, Inc.‡ 8.807%, 08/21/26 3 mo. LIBOR + 3.50%	113,852
79,746	CMG Media Corp.‡ 8.659%, 12/17/26 3 mo. LIBOR + 3.50%	68,847
127,361	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	122,585
146,000	Entercom Media Corp.‡ 7.525%, 11/18/24 1 mo. LIBOR + 2.5%	89,699
49,625	Univision Communications, Inc.‡ 9.148%, 06/24/29 3 mo. SOFR + 4.25%	49,315
		444,298
	Consumer Discretionary (2.2%)
100,000	Caesars Entertainment Corp.‡ 8.332%, 02/06/30 1 mo. SOFR + 3.25%	99,784
100,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	99,719
32,191	Life Time Fitness, Inc.‡ 9.775%, 12/16/24 1 mo. LIBOR + 4.75%	32,226
PRINCIPAL AMOUNT		VALUE
48,236	PENN Entertainment, Inc.‡ 7.732%, 05/03/29 1 mo. SOFR + 2.75%	$48,091
153,906	Petco Health and Wellness Company, Inc.‡ 8.410%, 03/03/28 3 mo. SOFR + 3.25%	151,973
88,179	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	87,903
90,000	SkyMiles IP, Ltd.‡ 8.798%, 10/20/27 3 mo. LIBOR + 3.75%	93,381
62,777	TKC Holdings, Inc.‡ 10.525%, 05/15/28 1 mo. LIBOR + 5.50%	56,746
155,925	WW International, Inc.‡ 8.530%, 04/13/28 1 mo. LIBOR + 3.50%	107,004
		776,827
	Energy (0.3%)
95,000	Par Petroleum, LLC‡ 9.240%, 02/28/30 3 mo. SOFR + 4.25%	93,555
	Financials (1.6%)
100,000	Alliant Holdings Intermediate, LLC‡ 8.376%, 11/05/27 1 mo. SOFR + 3.50%	99,313
75,000	Amynta Agency Borrower, Inc.‡ 9.991%, 02/28/28 3 mo. SOFR + 5.00%	73,148
99,497	AssuredPartners, Inc.‡ 8.482%, 02/12/27 1 mo. SOFR + 3.50%	97,922
54,863	Castlelake Aviation Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	54,211
99,750	Hub International, Ltd.‡ 8.728%, 11/10/29 3 mo. SOFR + 4.00%	99,677
128,700	VFH Parent, LLC‡ 8.064%, 01/13/29 1 mo. SOFR + 3.00%	126,448
		550,719
	Health Care (1.8%)
166,686	Amneal Pharmaceuticals, LLC‡ 8.563%, 05/04/25 1 mo. LIBOR + 3.50%	156,164
24,063	Bausch Health Companies, Inc.‡ 10.240%, 02/01/27 1 mo. SOFR + 5.25%	19,499
60,223	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	60,272

See accompanying Notes to Schedule of Investments

www.calamos.com

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
130,209	Mallinckrodt International Finance, SA‡ 10.198%, 09/30/27 1 mo. LIBOR + 5.25%	$93,303
108,235	Padagis, LLC‡ 9.969%, 07/06/28 3 mo. LIBOR + 4.75%	103,365
15,004	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	15,017
282,079	Team Health Holdings, Inc.‡ 10.232%, 03/02/27 1 mo. SOFR + 5.25%	185,326
		632,946
	Industrials (1.5%)
49,125	ACProducts, Inc.‡ 9.409%, 05/17/28 3 mo. LIBOR + 4.25%	39,200
59,550	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	59,522
99,500	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	99,624
89,650	Dun & Bradstreet Corp.‡ 8.268%, 02/06/26 1 mo. LIBOR + 3.25%	89,637
99,250	Scientific Games International, Inc.‡ 7.981%, 04/14/29 1 mo. SOFR + 3.00%	99,143
122,500	United Airlines, Inc.‡ 8.770%, 04/21/28 1 mo. LIBOR + 3.75%	122,308
		509,434
	Information Technology (0.8%)
93,560	Banff Merger Sub, Inc.‡ 8.775%, 10/02/25 1 mo. LIBOR + 3.75%	92,566
81,084	Camelot Finance SA‡ 8.025%, 10/30/26 1 mo. LIBOR + 3.00%	81,109
24,938	CDK Global, Inc.‡ 9.148%, 07/06/29 3 mo. SOFR + 4.25%	24,944
95,571	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	95,363
		293,982
	Materials (1.5%)
40,241	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.50%	40,190
29,630	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.50%	29,593
PRINCIPAL AMOUNT		VALUE
29,630	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.50%	$29,593
100,000	Ineos US Finance, LLC‡ 8.568%, 02/18/30 3 mo. SOFR + 3.50%	99,916
117,497	Innophos, Inc.‡ 8.275%, 02/05/27 1 mo. LIBOR + 3.25%	116,543
50,000	LSF11 A5 Holdco, LLC‡ 9.332%, 10/15/28 1 mo. SOFR + 4.25%	49,354
49,500	LSF11 A5 HoldCo, LLC‡ 8.597%, 10/15/28 1 mo. SOFR + 3.5%	48,052
99,747	W.R. Grace & Co. - Conn.‡ 8.938%, 09/22/28 3 mo. LIBOR + 3.75%	99,984
		513,225
	Special Purpose Acquisition Companies (0.9%)
85,000	AP Core Holdings II, LLC‡ 10.525%, 09/01/27 1 mo. LIBOR + 5.50%	83,017
44,663	Clydesdale Acquisition Holdings, Inc.‡ 9.257%, 04/13/29 1 mo. SOFR + 4.18%	43,713
24,750	Fertitta Entertainment, LLC‡ 8.982%, 01/27/29 1 mo. SOFR + 4.00%	24,131
99,500	Oscar AcquisitionCo, LLC‡ 9.498%, 04/29/29 3 mo. SOFR + 4.50%	96,363
99,500	Patagonia Holdco, LLC‡ 10.473%, 08/01/29 3 mo. SOFR + 5.75%	81,424
		328,648
	TOTAL BANK LOANS (Cost $4,599,250)	4,327,995
NUMBER OF SHARES		VALUE
COMMON STOCKS (1.1%)
	Communication Services (0.0%)
2,040	Altice USA, Inc. - Class A#	7,140
1,273	Cumulus Media, Inc. - Class A#	4,474
		11,614
	Energy (1.0%)
1,068	Chaparral Energy, Inc. - Class A&#	44,856
291	Chesapeake Energy Corp.	24,060
6,600	Energy Transfer, LP	85,008
3,970	Enterprise Products Partners, LP	104,451
660	EP Energy Corp.&#	4,702
See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

High Income Opportunities Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES		VALUE
1,285	Magellan Midstream Partners, LP	$71,703
		334,780
	Health Care (0.0%)
701	Mallinckrodt, PLC#	4,094
	Special Purpose Acquisition Company (0.1%)
1,132	Intelsat Emergence, SA&#	28,866
	TOTAL COMMON STOCKS (Cost $619,714)	379,354
WARRANTS (0.0%)#
	Energy (0.0%)
4,950	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1
4,455	Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
	TOTAL WARRANTS (Cost $1,910)	1
CONVERTIBLE PREFERRED STOCK (0.0%)
	Energy (0.0%)
2	Gulfport Energy Corp. 10.000%, 05/30/23 (Cost $1,248)	13,000
PREFERRED STOCKS (0.7%)
	Consumer Discretionary (0.2%)
590	Guitar Center, Inc.&	75,520
	Energy (0.5%)
2,625	NuStar Energy, LP‡ 10.945%, 05/30/23 3 mo. USD LIBOR + 5.64%	60,559
1,697	NuStar Energy, LP‡ 12.068%, 05/30/23 3 mo. USD LIBOR + 6.77%	42,035
2,930	NuStar Logistics, LP‡ 11.994%, 01/15/43 3 mo. USD LIBOR + 6.73%	74,832
		177,426
	TOTAL PREFERRED STOCKS (Cost $255,500)	252,946
PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.3%)
	Other (0.3%)
100,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $91,165)	$92,775
NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (5.6%)
1,958,960	State Street Navigator Securities Lending Government Money Market Portfolio, 4.837%† (Cost $1,958,960)	1,958,960
	TOTAL INVESTMENTS (102.3%) (Cost $40,039,052)	35,823,182
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.6%)		(1,958,960)
OTHER ASSETS, LESS LIABILITIES (3.3%)		1,162,392
NET ASSETS (100.0%)		$35,026,614

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

@  In default status and considered non-income producing.

&  Illiquid security.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2023.

‡‡  Perpetual maturity.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

#  Non-income producing security.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (57.5%)
	Airlines (1.1%)
270,219	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$269,563
1,005,037	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	973,197
233,418	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	237,587
828,307	British Airways Pass Through Trust Series 2013-1, Class A* 4.625%, 12/20/25	819,395
442,226	British Airways Pass Through Trust Series 2019-1, Class A* 3.350%, 12/15/30	383,710
1,250,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	1,263,150
		3,946,602
	Communication Services (2.8%)
1,000,000	Ashtead Capital, Inc.* 4.375%, 08/15/27	957,910
1,000,000	AT&T, Inc. 1.700%, 03/25/26	923,730
1,000,000	Bell Canada 0.750%, 03/17/24	958,690
373,000	Cincinnati Bell, Inc. 7.250%, 06/15/23	371,004
750,000	Cogent Communications Group, Inc.* 3.500%, 05/01/26	701,153
1,000,000	Comcast Corp.^ 5.250%, 11/07/25	1,021,080
500,000	Magallanes, Inc.* 3.788%, 03/15/25	484,875
822,000	Netflix, Inc.* 3.625%, 06/15/25	799,033
500,000	NTT Finance Corp.* 0.583%, 03/01/24	481,780
400,000	Qwest Corp. 7.250%, 09/15/25	355,476
1,000,000	Rogers Communications, Inc. 3.625%, 12/15/25	964,200
500,000	Sirius XM Radio, Inc.* 3.125%, 09/01/26	448,010
1,000,000	Sprint, LLC 7.875%, 09/15/23	1,008,050
1,000,000	Verizon Communications, Inc. 0.850%, 11/20/25	911,440
250,000	Warnermedia Holdings, Inc.* 3.428%, 03/15/24	244,780
		10,631,211
PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (5.7%)
1,157,000	Abercrombie & Fitch Management Company*^ 8.750%, 07/15/25	$1,177,768
1,000,000	American Honda Finance Corp. 4.750%, 01/12/26	1,010,900
1,000,000	Aptiv, PLC 2.396%, 02/18/25	954,320
500,000	AutoZone, Inc. 4.500%, 02/01/28	499,100
500,000	BMW US Capital, LLC* 3.900%, 04/09/25	494,035
1,066,000	BorgWarner, Inc. 5.000%, 10/01/25*	1,062,184
312,000	3.375%, 03/15/25^	305,230
750,000	Brunswick Corp. 0.850%, 08/18/24	706,253
500,000	Caesars Entertainment, Inc.* 6.250%, 07/01/25	501,180
1,000,000	Cargill, Inc.* 4.500%, 06/24/26	1,003,960
750,000	Dana Financing Luxembourg Sarl* 5.750%, 04/15/25	741,622
1,000,000	Dollar General Corp. 4.250%, 09/20/24	991,110
1,000,000	DR Horton, Inc.^ 5.750%, 08/15/23	1,000,950
1,000,000	Ford Motor Credit Company, LLC 6.950%, 03/06/26	1,010,120
500,000	2.300%, 02/10/25	466,905
1,000,000	General Motors Financial Company, Inc. 1.200%, 10/15/24	942,110
200,000	5.400%, 04/06/26	200,290
750,000	goeasy, Ltd.* 5.375%, 12/01/24^	714,540
200,000	4.375%, 05/01/26	176,396
500,000	Goodyear Tire & Rubber Company 9.500%, 05/31/25	513,575
1,251,000	Hasbro, Inc. 3.000%, 11/19/24	1,211,256
500,000	Kia Corp.* 2.375%, 02/14/25	476,305
750,000	L Brands, Inc.*^ 9.375%, 07/01/25	804,967
250,000	Lennar Corp.^ 4.500%, 04/30/24	247,943
1,000,000	Lowe's Companies, Inc. 4.400%, 09/08/25	996,130
750,000	Mattel, Inc.* 3.375%, 04/01/26	710,167
500,000	5.875%, 12/15/27	500,965
500,000	Newell Brands, Inc.^ 6.375%, 09/15/27	492,500

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Nordstrom, Inc. 2.300%, 04/08/24	$478,665
1,000,000	VF Corp. 2.400%, 04/23/25	946,390
		21,337,836
	Consumer Staples (1.7%)
500,000	Darling Ingredients, Inc.* 5.250%, 04/15/27	491,060
1,000,000	General Mills, Inc. 5.241%, 11/18/25	1,001,370
500,000	Kenvue, Inc.* 5.350%, 03/22/26	513,605
500,000	5.050%, 03/22/28	518,035
750,000	Keurig Dr Pepper, Inc. 0.750%, 03/15/24	722,062
500,000	McCormick & Company. Inc./MD 3.500%, 09/01/23	496,665
300,000	0.900%, 02/15/26^	270,891
500,000	Mondelez International, Inc. 2.125%, 03/17/24	487,130
905,000	Pilgrim's Pride Corp.* 5.875%, 09/30/27	902,394
1,000,000	Walgreens Boots Alliance, Inc. 0.950%, 11/17/23	976,520
		6,379,732
	Energy (2.1%)
500,000	Atlantic City Electric Company 3.375%, 09/01/24	488,325
500,000	Enbridge, Inc. 2.500%, 02/14/25	478,635
375,000	2.150%, 02/16/24^	365,471
1,000,000	Enterprise Products Operating, LLC^ 5.050%, 01/10/26	1,018,190
500,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	498,740
500,000	EQT Corp. 6.125%, 02/01/25	502,735
500,000	3.125%, 05/15/26*^	465,265
1,000,000	Eversource Energy 4.200%, 06/27/24	990,380
1,000,000	Kinder Morgan Energy Partners, LP 3.500%, 09/01/23	994,150
1,250,000	ONEOK, Inc. 2.750%, 09/01/24	1,210,938
500,000	Parkland Corp.* 5.875%, 07/15/27	488,120
500,000	Williams Companies, Inc. 5.400%, 03/02/26	510,745
		8,011,694
PRINCIPAL AMOUNT		VALUE
	Financials (21.1%)
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 2.875%, 08/14/24^	$480,405
500,000	1.750%, 10/29/24	468,810
500,000	1.650%, 10/29/24	468,265
1,000,000	African Development Bank 3.375%, 07/07/25	987,270
250,000	Ally Financial, Inc. 3.050%, 06/05/23	249,130
250,000	1.450%, 10/02/23	244,623
500,000	American Express Company 2.250%, 03/04/25	476,270
2,000,000	Asian Development Bank^ 0.375%, 06/11/24	1,910,000
1,000,000	Asian Infrastructure Investment Bank 4.000%, 01/18/28	1,008,380
750,000	Aviation Capital Group, LLC* 1.950%, 09/20/26	655,650
250,000	3.875%, 05/01/23	250,000
500,000	Avolon Holdings Funding, Ltd.* 3.950%, 07/01/24	485,655
250,000	5.500%, 01/15/26^	245,480
500,000	Bank of America Corp.‡ 2.456%, 10/22/25 3 mo. USD LIBOR + 0.87%	478,005
500,000	1.530%, 12/06/25 SOFR + 0.65%	469,240
250,000	1.658%, 03/11/27 SOFR + 0.91%	226,098
250,000	0.981%, 09/25/25 SOFR + 0.91%	234,318
1,000,000	Bank of Montreal 5.203%, 02/01/28	1,017,010
1,000,000	Bank of Nova Scotia 1.450%, 01/10/25	940,890
1,000,000	Bank of NY Mellon Corp.‡ 4.414%, 07/24/26 SOFR + 1.35%	988,860
500,000	Barclays, PLC‡ 5.304%, 08/09/26 1 year CMT + 2.30%	496,715
500,000	1.007%, 12/10/24 1 year CMT + 0.80%	484,140
500,000	Blackstone Private Credit Fund 2.350%, 11/22/24	467,400
1,000,000	Brookfield Finance, Inc.^ 4.000%, 04/01/24	981,370
500,000	Capital One Financial Corp.‡ 4.985%, 07/24/26 SOFR + 2.16%	489,550
500,000	2.636%, 03/03/26 SOFR + 1.29%	470,280
250,000	Charles Schwab Corp.^ 0.900%, 03/11/26	221,608

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Chubb INA Holdings, Inc. 3.350%, 05/15/24	$984,150
1,000,000	Citigroup, Inc.‡ 0.981%, 05/01/25 SOFR + 0.67%	953,190
500,000	2.014%, 01/25/26 SOFR + 0.69%	472,245
500,000	Citizens Bank NA‡ 6.064%, 10/24/25 SOFR + 1.45%	484,310
500,000	4.119%, 05/23/25 SOFR + 1.40%	477,185
1,000,000	CNO Global Funding* 1.650%, 01/06/25	938,000
1,000,000	Cooperatieve Rabobank UA 1.375%, 01/10/25	944,390
250,000	3.875%, 08/22/24	246,983
475,000	Credit Acceptance Corp.* 5.125%, 12/31/24	455,805
500,000	Credit Suisse AG/New York NY 3.700%, 02/21/25	474,575
500,000	1.000%, 05/05/23	500,385
250,000	0.495%, 02/02/24	236,140
1,500,000	Danske Bank, A/S*‡ 0.976%, 09/10/25 1 year CMT + 0.55%	1,398,810
1,250,000	Discover Bank 2.450%, 09/12/24	1,189,025
1,000,000	DNB Bank, ASA*‡ 0.856%, 09/30/25 1 year CMT + 0.33%	938,020
957,000	Enact Holdings, Inc.* 6.500%, 08/15/25	948,540
1,250,000	European Bank for Reconstruction & Development 0.500%, 11/25/25^	1,147,212
1,000,000	0.500%, 05/19/25	928,850
1,000,000	European Investment Bank 0.375%, 07/24/24	951,710
1,000,000	0.250%, 09/15/23	982,420
500,000	Fifth Third Bancorp 4.300%, 01/16/24^	493,270
500,000	1.707%, 11/01/27‡ SOFR + 0.69%	436,835
750,000	Goldman Sachs Group, Inc. 0.855%, 02/12/26‡ SOFR + 0.61%	688,972
500,000	1.757%, 01/24/25‡ SOFR + 0.73%	485,345
500,000	1.217%, 12/06/23	488,640
750,000	HSBC Holdings, PLC‡ 0.732%, 08/17/24^ SOFR + 0.53%	738,217
450,000	2.999%, 03/10/26 SOFR + 1.43%	428,953
1,000,000	Huntington National Bank‡ 5.699%, 11/18/25 SOFR + 1.22%	976,590
PRINCIPAL AMOUNT		VALUE
1,000,000	Inter-American Development Bank^ 1.750%, 03/14/25	$956,480
1,000,000	Inter-American Investment Corp. 2.625%, 04/22/25	968,130
500,000	Intercontinental Exchange, Inc. 3.650%, 05/23/25	491,370
1,000,000	International Bank for Reconstruction & Development 1.625%, 01/15/25	957,740
500,000	International Finance Corp. 3.625%, 09/15/25	497,100
500,000	JPMorgan Chase & Company‡ 2.595%, 02/24/26 SOFR + 0.92%	477,515
500,000	0.824%, 06/01/25 SOFR + 0.54%	475,230
250,000	1.578%, 04/22/27 SOFR + 0.89%	226,653
250,000	0.768%, 08/09/25 SOFR + 0.49%	235,333
500,000	KeyBank NA 4.150%, 08/08/25	479,175
250,000	5.180%, 01/03/24‡ SOFR + 0.34%	247,207
500,000	KeyCorp‡ 3.878%, 05/23/25 SOFR + 1.25%	483,445
1,000,000	KfW 1.250%, 01/31/25	949,800
1,000,000	Kreditanstalt fuer Wiederaufbau 3.375%, 08/23/24	985,780
300,000	1.000%, 10/01/26^	273,966
1,000,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*^ 5.250%, 10/01/25	940,850
1,000,000	Level 3 Financing, Inc.* 3.400%, 03/01/27	783,140
750,000	Lloyds Banking Group, PLC‡ 0.695%, 05/11/24 1 year CMT + 0.55%	749,107
500,000	3.511%, 03/18/26 1 year CMT + 1.60%	481,395
750,000	LSEGA Financing, PLC* 0.650%, 04/06/24	714,930
500,000	Macquarie Group, Ltd.*‡ 1.201%, 10/14/25 SOFR + 0.69%	469,575
250,000	Manufacturers & Traders Trust Company 4.650%, 01/27/26	242,033
1,000,000	Metropolitan Life Global Funding I* 2.800%, 03/21/25	961,770
500,000	5.000%, 01/06/26	503,285
500,000	Mitsubishi UFJ Financial Group, Inc.‡ 5.063%, 09/12/25 1 year CMT + 1.55%	497,575
500,000	4.788%, 07/18/25 1 year CMT + 1.70%	495,760

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
520,000	Mondelez International Holdings Netherlands, BV* 0.750%, 09/24/24	$489,601
750,000	Morgan Stanley‡ 0.790%, 05/30/25 SOFR + 0.53%	710,467
500,000	National Bank of Canada‡ 3.750%, 06/09/25 SOFR + 1.01%	490,575
500,000	NatWest Group, PLC‡ 2.359%, 05/22/24 1 year CMT + 2.15%	498,925
500,000	NatWest Markets, PLC*^ 1.600%, 09/29/26	444,820
500,000	Nordea Bank Abp* 4.750%, 09/22/25	497,075
500,000	1.500%, 09/30/26	445,985
1,000,000	Nordic Investment Bank 2.625%, 04/04/25	971,950
1,000,000	0.375%, 09/11/25	920,420
1,000,000	Oesterreichische Kontrollbank, AG 3.625%, 09/09/27	996,380
1,000,000	1.500%, 02/12/25	952,770
500,000	OneMain Finance Corp. 6.125%, 03/15/24	493,035
500,000	Pacific Life Global Funding II* 0.500%, 09/23/23	490,735
750,000	PNC Financial Services Group, Inc. 5.671%, 10/28/25‡ SOFR + 1.09%	753,427
250,000	2.200%, 11/01/24	239,025
935,000	Pricoa Global Funding I* 4.200%, 08/28/25	917,132
500,000	1.200%, 09/01/26	450,020
1,000,000	Radian Group, Inc. 4.500%, 10/01/24	970,840
1,000,000	Reinsurance Group of America, Inc. 4.700%, 09/15/23	997,210
1,000,000	Reliance Standard Life Global Funding II* 3.850%, 09/19/23	992,290
500,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 2.875%, 10/15/26	445,830
750,000	Royal Bank Of Canada 6.000%, 11/01/27	789,030
250,000	Royal Bank of Canada 0.875%, 01/20/26	226,760
500,000	SBA Tower Trust* 1.631%, 05/15/51	440,121
250,000	1.840%, 04/15/27	218,810
200,000	1.884%, 07/15/50	181,711
190,000	2.836%, 01/15/50	181,461
500,000	Skandinaviska Enskilda Banken, AB* 0.650%, 09/09/24^	471,570
300,000	1.200%, 09/09/26	265,734
PRINCIPAL AMOUNT		VALUE
500,000	SLM Corp. 3.125%, 11/02/26	$437,890
500,000	Starwood Property Trust, Inc.* 5.500%, 11/01/23	499,200
500,000	3.750%, 12/31/24	469,760
500,000	State Street Corp.‡ 5.751%, 11/04/26 SOFR + 1.35%	510,925
500,000	2.354%, 11/01/25 SOFR + 0.94%	479,810
500,000	StoneX Group, Inc.* 8.625%, 06/15/25	508,660
1,000,000	Svenska Handelsbanken, AB* 3.650%, 06/10/25	970,850
500,000	Synovus Bank 5.625%, 02/15/28	470,675
500,000	Toronto-Dominion Bank 3.766%, 06/06/25	488,645
250,000	1.200%, 06/03/26	223,243
250,000	0.750%, 09/11/25	226,875
250,000	0.750%, 01/06/26	225,118
1,000,000	Toyota Motor Credit Corp.^ 4.625%, 01/12/28	1,017,870
1,000,000	Truist Financial Corp.^‡ 5.900%, 10/28/26 SOFR + 1.63%	1,006,910
500,000	UBS AG/London* 0.450%, 02/09/24	480,430
500,000	USAA Capital Corp.* 1.500%, 05/01/23	500,000
1,000,000	Ventas Realty, LP 3.500%, 02/01/25	966,090
750,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.500%, 02/15/25	721,837
		78,977,030
	Health Care (4.6%)
500,000	Amgen, Inc. 5.250%, 03/02/25	504,615
1,000,000	Baxter International, Inc. 1.322%, 11/29/24	941,960
500,000	0.868%, 12/01/23^	487,025
1,000,000	Blue Cross and Blue Shield of Minnesota* 3.790%, 05/01/25	968,940
250,000	Cigna Corp. 0.613%, 03/15/24	240,210
1,000,000	CVS Health Corp. 5.000%, 02/20/26	1,012,020
750,000	Elanco Animal Health, Inc. 6.022%, 08/28/23	749,272
750,000	Elevance Health, Inc. 2.375%, 01/15/25	721,417
1,000,000	GE Healthcare Holding, LLC* 5.600%, 11/15/25	1,013,210

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
1,000,000	Gilead Sciences, Inc. 3.500%, 02/01/25	$982,570
250,000	GlaxoSmithKline Capital, PLC 0.534%, 10/01/23	245,405
250,000	Haleon UK Capital PLC 3.125%, 03/24/25	241,663
1,000,000	Haleon US Capital LLC 3.024%, 03/24/24	977,850
1,000,000	Health Care Service Corp. A Mutual Legal Reserve Company* 1.500%, 06/01/25	925,240
750,000	Humana, Inc. 0.650%, 08/03/23	741,697
1,000,000	Illumina, Inc. 5.800%, 12/12/25	1,017,680
500,000	Laboratory Corp. of America Holdings 3.600%, 02/01/25	488,120
500,000	2.300%, 12/01/24	479,080
1,000,000	McKesson Corp. 0.900%, 12/03/25^	908,370
500,000	5.250%, 02/15/26	500,150
500,000	PerkinElmer, Inc. 0.850%, 09/15/24	471,040
750,000	Quest Diagnostics, Inc. 3.500%, 03/30/25	731,130
250,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	226,663
750,000	Thermo Fisher Scientific, Inc. 1.215%, 10/18/24	714,473
500,000	UnitedHealth Group, Inc. 5.250%, 02/15/28	522,550
500,000	5.150%, 10/15/25	509,850
		17,322,200
	Industrials (5.6%)
500,000	Air Lease Corp. 0.800%, 08/18/24	469,665
500,000	Allegiant Travel Company* 7.250%, 08/15/27	496,055
410,000	Ball Corp. 6.875%, 03/15/28^	426,642
250,000	4.000%, 11/15/23	247,870
750,000	Beacon Roofing Supply, Inc.*^ 4.500%, 11/15/26	714,038
1,000,000	Canadian Pacific Railway Company 1.350%, 12/02/24	944,840
1,000,000	Cascades, Inc. / Cascades USA, Inc.* 5.125%, 01/15/26	951,720
833,332	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.500%, 10/20/25	817,465
500,000	GATX Corp. 4.350%, 02/15/24	495,070
500,000	Graphic Packaging International, LLC* 1.512%, 04/15/26	449,140
500,000	0.821%, 04/15/24	476,200
PRINCIPAL AMOUNT		VALUE
500,000	GXO Logistics, Inc. 1.650%, 07/15/26	$436,025
500,000	Harley-Davidson Financial Services, Inc.* 6.500%, 03/10/28	506,610
750,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	698,970
500,000	Infor, Inc.* 1.450%, 07/15/23	495,665
1,000,000	John Deere Capital Corp. 2.125%, 03/07/25	959,820
1,000,000	L3Harris Technologies, Inc. 3.850%, 06/15/23	997,690
500,000	Leidos, Inc. 3.625%, 05/15/25	486,595
500,000	Owens Corning 4.200%, 12/01/24	493,490
1,000,000	Parker-Hannifin Corp. 2.700%, 06/14/24	973,580
1,000,000	Penske Truck Leasing Company, LP / PTL Finance Corp.* 4.200%, 04/01/27	961,120
500,000	Roper Technologies, Inc. 1.000%, 09/15/25	458,900
1,000,000	Ryder System, Inc. 5.650%, 03/01/28	1,025,360
389,000	Sealed Air Corp.* 6.125%, 02/01/28	395,578
1,000,000	SMBC Aviation Capital Finance DAC* 4.125%, 07/15/23	997,920
500,000	1.900%, 10/15/26	443,675
49,000	TransDigm, Inc.* 6.250%, 03/15/26	49,282
500,000	Tyco Electronics Group SA 4.500%, 02/13/26	502,100
1,000,000	Verisk Analytics, Inc. 4.000%, 06/15/25	979,500
1,000,000	Waste Management, Inc. 3.500%, 05/15/24	984,770
750,000	WESCO Distribution, Inc.* 7.125%, 06/15/25	763,170
723,000	Williams Scotsman International, Inc.* 6.125%, 06/15/25	722,349
		20,820,874
	Information Technology (5.2%)
1,000,000	Autodesk, Inc. 4.375%, 06/15/25	995,490
1,000,000	Booz Allen Hamilton, Inc.* 3.875%, 09/01/28	921,400
715,000	Broadridge Financial Solutions, Inc. 3.400%, 06/27/26	691,341
500,000	CDW, LLC / CDW Finance Corp. 5.500%, 12/01/24	499,510
300,000	4.125%, 05/01/25	293,577

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	CGI, Inc. 1.450%, 09/14/26	$451,985
500,000	Fidelity National Information Services, Inc. 4.500%, 07/15/25	495,410
500,000	0.600%, 03/01/24	480,080
750,000	Hewlett Packard Enterprise Company^ 1.450%, 04/01/24	724,282
500,000	HP, Inc.^ 1.450%, 06/17/26	452,650
1,000,000	Intel Corp. 2.875%, 05/11/24	980,620
1,000,000	International Business Machines Corp. 4.500%, 02/06/26	1,001,990
500,000	1.000%, 03/15/26^	454,970
500,000	Intuit, Inc. 0.650%, 07/15/23	494,975
500,000	KLA Corp. 4.650%, 11/01/24	500,140
1,000,000	Mercedes-Benz Finance North America, LLC* 5.375%, 11/26/25	1,015,930
1,000,000	Microsoft Corp. 3.125%, 11/03/25	978,430
1,000,000	NetApp, Inc. 1.875%, 06/22/25	938,020
1,000,000	NVIDIA Corp. 0.584%, 06/14/24	956,970
500,000	Open Text Corp.* 6.900%, 12/01/27	517,535
1,000,000	Oracle Corp. 2.400%, 09/15/23	989,340
1,000,000	PayPal Holdings, Inc. 2.650%, 10/01/26	947,520
750,000	PTC, Inc.* 3.625%, 02/15/25	724,747
350,000	Seagate HDD Cayman 4.750%, 06/01/23	349,727
500,000	Take-Two Interactive Software, Inc. 3.550%, 04/14/25	486,660
500,000	3.300%, 03/28/24	490,560
500,000	Texas Instruments, Inc.^ 4.600%, 02/15/28	512,300
250,000	1.125%, 09/15/26	227,518
750,000	VMware, Inc. - Class A 1.000%, 08/15/24	710,310
		19,283,987
	Materials (1.7%)
250,000	Avery Dennison Corp. 0.850%, 08/15/24	236,708
1,000,000	Celanese US Holdings, LLC 5.900%, 07/05/24	1,001,400
350,000	Clearwater Paper Corp.*^ 5.375%, 02/01/25	343,434
PRINCIPAL AMOUNT		VALUE
1,000,000	Genuine Parts Company 1.750%, 02/01/25	$946,260
1,000,000	Linde, Inc. 4.700%, 12/05/25	1,009,720
1,000,000	OCI, NV*^ 4.625%, 10/15/25	962,240
227,000	Owens-Brockway Glass Container, Inc.* 5.875%, 08/15/23	227,079
500,000	Sherwin-Williams Company 4.050%, 08/08/24	493,890
200,000	4.250%, 08/08/25	198,240
1,000,000	Sonoco Products Company 1.800%, 02/01/25	941,590
		6,360,561
	Other (0.7%)
1,000,000	Diageo Capital, PLC 5.200%, 10/24/25	1,016,050
1,000,000	Federation des Caisses Desjardins du Quebec* 4.400%, 08/23/25	979,170
500,000	Gen Digital, Inc.* 6.750%, 09/30/27	504,580
		2,499,800
	Real Estate (2.5%)
250,000	American Tower Corp. 0.600%, 01/15/24	241,525
1,000,000	Boston Properties, LP 6.750%, 12/01/27	1,019,180
1,000,000	Brixmor Operating Partnership, LP 4.125%, 06/15/26	950,330
1,000,000	Crown Castle, Inc. 4.450%, 02/15/26	990,960
500,000	EPR Properties 4.500%, 04/01/25	485,175
500,000	Equinix, Inc. 1.000%, 09/15/25	454,000
250,000	1.250%, 07/15/25	230,053
500,000	Federal Realty Investment Trust^ 1.250%, 02/15/26	452,150
750,000	Forestar Group, Inc.* 3.850%, 05/15/26	694,620
1,000,000	Healthpeak OP LLC 3.400%, 02/01/25	971,020
1,000,000	Realty Income Corp. 5.050%, 01/13/26	1,000,930
500,000	4.625%, 11/01/25	495,840
500,000	Simon Property Group, LP 1.375%, 01/15/27^	446,195
250,000	2.000%, 09/13/24	239,312
500,000	Welltower OP, LLC^ 3.625%, 03/15/24	491,460
250,000	Welltower, Inc. 4.000%, 06/01/25	243,930
		9,406,680

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.6%)
1,000,000	New York Life Global Funding* 3.600%, 08/05/25	$975,960
1,000,000	Novartis Capital Corp. 3.400%, 05/06/24	985,470
400,000	Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	395,964
		2,357,394
	Utilities (2.1%)
250,000	AES Corp. 1.375%, 01/15/26	226,430
500,000	Alexander Funding Trust* 1.841%, 11/15/23	485,100
1,000,000	CMS Energy Corp. 3.600%, 11/15/25	967,200
250,000	Consolidated Edison, Inc. 0.650%, 12/01/23	243,278
300,000	DPL, Inc. 4.125%, 07/01/25	288,990
750,000	Enel Finance International, NV* 2.650%, 09/10/24	724,192
300,000	Entergy Corp. 0.900%, 09/15/25	273,678
500,000	Entergy Texas, Inc. 1.500%, 09/01/26	447,440
1,000,000	National Rural Utilities Cooperative Finance Corp. 5.450%, 10/30/25	1,020,660
25,000	PPL Capital Funding, Inc.^‡ 7.828%, 03/30/67 3 mo. USD LIBOR + 2.67%	21,836
1,000,000	Public Service Enterprise Group, Inc. 0.841%, 11/08/23	976,300
200,000	Sempra Energy 3.300%, 04/01/25	194,258
1,000,000	Southern California Gas Company 3.150%, 09/15/24	980,720
500,000	WEC Energy Group, Inc. 5.000%, 09/27/25	502,890
500,000	0.800%, 03/15/24	481,435
		7,834,407
	TOTAL CORPORATE BONDS (Cost $221,967,150)	215,170,008
U.S. GOVERNMENT AND AGENCY SECURITIES (6.7%)
1,000,000	Federal Home Loan Mortgage Corp. 4.000%, 11/25/24	989,670
5,500,000	U.S. Treasury Note 3.125%, 08/15/25^	5,402,461
5,000,000	3.500%, 09/15/25	4,955,078
4,000,000	1.125%, 10/31/26	3,669,062
2,000,000	4.625%, 03/15/26	2,048,125
2,000,000	4.000%, 02/29/28	2,044,219
PRINCIPAL AMOUNT		VALUE
4,000,000	United States Treasury Note 3.625%, 03/31/28^	$4,021,719
1,000,000	3.500%, 04/30/28	1,000,378
750,000	3.750%, 04/15/26	750,381
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $25,128,291)	24,881,093
SOVEREIGN BONDS (1.3%)
1,000,000	Export Development Canada 3.375%, 08/26/25	987,170
500,000	3.875%, 02/14/28	504,380
1,000,000	Japan Bank for International Cooperation 4.250%, 04/27/26	1,003,700
500,000	Kommunalbanken AS* 0.500%, 01/13/26	455,520
600,000	Kommuninvest I Sverige AB* 4.250%, 12/10/25	603,330
1,500,000	Svensk Exportkredit AB^ 3.625%, 09/03/24	1,480,140
	TOTAL SOVEREIGN BONDS (Cost $5,092,077)	5,034,240
BANK LOANS (9.3%)¡
	Airlines (0.4%)
470,000	American Airlines, Inc.‡ 10.000%, 04/20/28 3 mo. LIBOR + 4.75%	473,849
1,095,158	Mileage Plus Holdings, LLC‡ 10.213%, 06/21/27 3 mo. LIBOR + 5.25%	1,141,319
		1,615,168
	Communication Services (1.2%)
895,430	APi Group DE, Inc.‡ 7.768%, 01/03/29 1 mo. LIBOR + 2.75%	896,361
663,683	DIRECTV Financing, LLC‡ 10.025%, 08/02/27 1 mo. LIBOR + 5.00%	638,795
1,173,151	Go Daddy Operating Company, LLC‡ 8.232%, 11/09/29 1 mo. SOFR + 3.25%	1,175,820
590,437	Nexstar Broadcasting, Inc.‡ 7.525%, 09/18/26 1 mo. LIBOR + 2.50%	590,009
1,000,000	Virgin Media Bristol LLC! 0.000%, 01/31/28	985,310
		4,286,295
	Consumer Discretionary (1.5%)
1,000,000	Adient US LLC! 0.000%, 04/10/28	1,001,405
990,000	Avis Budget Car Rental, LLC‡ 8.582%, 03/16/29 1 mo. SOFR + 3.50%	992,163

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
500,000	Hanesbrands, Inc.‡ 8.721%, 03/08/30 1 mo. SOFR + 3.75%	$498,595
1,000,000	KFC Holding Company! 0.000%, 03/15/28	996,610
981,231	Murphy USA, Inc.‡ 6.600%, 01/31/28 1 mo. LIBOR + 1.75%	984,607
492,481	PetSmart, Inc.‡ 8.832%, 02/11/28 1 mo. SOFR + 3.75%	490,942
675,000	SkyMiles IP, Ltd.‡ 8.799%, 10/20/27 3 mo. SOFR + 3.75%	700,360
		5,664,682
	Energy (0.2%)
550,077	DT Midstream, Inc.‡ 7.025%, 06/26/28 1 mo. LIBOR + 2.00%	551,537
	Financials (0.5%)
997,500	Castlelake Aviation Ltd.‡ 7.783%, 10/22/27 3 mo. SOFR + 2.75%	985,660
886,836	Jazz Financing Lux Sarl‡ 8.525%, 05/05/28 1 mo. LIBOR + 3.50%	886,676
		1,872,336
	Health Care (1.7%)
285,891	Avantor Funding, Inc.‡ 7.332%, 11/08/27 1 mo. LIBOR + 2.25%	285,979
932,231	Catalent Pharma Solutions, Inc.‡ 7.063%, 02/22/28 1 mo. LIBOR + 2.00%	926,405
975,156	DaVita, Inc.‡ 6.847%, 08/12/26 1 mo. LIBOR + 1.75%	967,686
997,246	Elanco Animal Health, Inc.‡ 6.653%, 08/01/27 1 mo. SOFR + 1.75%	970,260
981,231	Horizon Therapeutics USA, Inc.‡ 6.813%, 03/15/28 1 mo. LIBOR + 1.75%	981,099
286,774	Icon Luxembourg Sarl‡ 7.410%, 07/03/28 3 mo. SOFR + 2.25%	287,011
878,997	Organon & Company‡ 8.000%, 06/02/28 3 mo. LIBOR + 3.00%	878,817
992,500	Perrigo Investments, LLC‡ 7.332%, 04/20/29 1 mo. SOFR + 2.35%	989,195
PRINCIPAL AMOUNT		VALUE
71,450	PRA Health Sciences, Inc.‡ 7.126%, 07/03/28 3 mo. SOFR + 2.25%	$71,509
		6,357,961
	Industrials (2.6%)
1,180,231	AECOM Technology Corp.‡ 6.775%, 04/13/28 1 mo. LIBOR + 1.75%	1,183,329
496,250	Air Canada‡ 8.369%, 08/11/28 3 mo. LIBOR + 3.50%	496,019
1,478,200	Berry Global, Inc.‡ 6.640%, 07/01/26 1 mo. LIBOR + 1.75%	1,476,648
995,000	ChampionX Corp.‡ 8.178%, 06/07/29 1 mo. SOFR + 3.25%	996,244
1,000,000	H.B. Fuller Company‡ 7.482%, 02/15/30 1 mo. SOFR + 2.50%	1,006,565
987,437	JELD-WEN, Inc.‡ 7.275%, 07/28/28 1 mo. LIBOR + 2.25%	983,488
912,631	Spectrum Brands, Inc.‡ 6.960%, 03/03/28 3 mo. LIBOR + 2.00%	905,786
997,500	Summit Materials, LLC‡ 8.492%, 12/14/27 3 mo. SOFR + 3.00%	1,002,019
1,073,591	United Rentals, Inc.‡ 6.732%, 10/31/25 1 mo. SOFR + 1.75%	1,073,763
750,000	XPO Logistics, Inc.‡ 6.621%, 02/24/25 1 mo. LIBOR + 1.75%	749,659
		9,873,520
	Information Technology (0.8%)
1,194,643	II-VI, Inc.‡ 7.847%, 07/02/29 1 mo. SOFR + 2.75%	1,192,032
876,811	TTM Technologies, Inc.‡ 7.348%, 09/28/24 1 mo. LIBOR + 2.50%	877,907
997,500	ZoomInfo LLC‡ 7.832%, 02/28/30 1 mo. SOFR + 2.75%	1,000,408
		3,070,347
	Materials (0.4%)
402,407	American Axle and Manufacturing, Inc.‡ 8.434%, 12/13/29 1 mo. SOFR + 3.50%	401,904
296,296	American Axle and Manufacturing, Inc.‡ 8.504%, 12/13/29 3 mo. SOFR + 3.50%	295,926

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
296,296	American Axle and Manufacturing, Inc.‡ 8.436%, 12/13/29 6 mo. SOFR + 3.50%	$295,926
432,250	Axalta Coating Systems U.S. Holdings, Inc.‡ 8.068%, 12/20/29 3 mo. SOFR + 3.00%	434,074
		1,427,830
	TOTAL BANK LOANS (Cost $34,637,330)	34,719,676
ASSET BACKED SECURITIES (18.9%)
	Communication Services (0.8%)
1,000,000	T-Mobile U.S. Trust Series 2022-1A, Class A* 4.910%, 05/22/28	1,002,605
1,000,000	Verizon Master Trust Series 2021-2, Class B 1.280%, 04/20/28	940,154
906,747	Verizon Owner Trust Series 2020-A, Class B 1.980%, 07/22/24	905,339
128,136	Verizon Owner Trust Series 2020-B, Class A 0.470%, 02/20/25	126,760
		2,974,858
	Consumer Discretionary (0.9%)
1,500,000	Avis Budget Rental Car Funding AESOP, LLC Series 2019-2A, Class A* 3.350%, 09/22/25	1,459,391
1,999,823	BMW Vehicle Lease Trust 2022-1 Series 2022-1, Class A3 1.100%, 03/25/25	1,957,678
		3,417,069
	Financials (8.6%)
2,000,000	American Express Credit Account Master Trust Series 2021-1, Class A 0.900%, 11/15/26	1,879,515
2,000,000	Capital One Multi-Asset Execution Trust Series 2021-A3, Class A3 1.040%, 11/15/26	1,886,294
1,000,000	Capital One Prime Auto Receivables Trust Series 2022-1, Class A3 3.170%, 04/15/27	971,922
351,208	Commonbond Student Loan Trust Series 2017-B-GS, Class A1* 2.680%, 09/25/42	320,804
134,102	Commonbond Student Loan Trust Series 2018-C-GS, Class A1* 3.870%, 02/25/46	128,417
440,133	Commonbond Student Loan Trust Series 2019-A-GS, Class A1* 2.540%, 01/25/47	407,478
PRINCIPAL AMOUNT		VALUE
224,794	Commonbond Student Loan Trust Series 2021-A-GS, Class A* 1.200%, 03/25/52	$191,281
706,173	Commonbond Student Loan Trust Series 2021-B-GS, Class A* 1.170%, 09/25/51	583,831
447,483	Credit Acceptance Auto Loan Trust Series 2020-3A, Class A* 1.240%, 10/15/29	441,431
901,013	Credit Acceptance Auto Loan Trust Series 2021-2A, Class A* 0.960%, 02/15/30	876,906
500,000	Credit Acceptance Auto Loan Trust Series 2021-4, Class A* 1.260%, 10/15/30	475,982
31,554	Dell Equipment Finance Trust Series 2020-2, Class A3* 0.570%, 10/23/23	31,475
300,000	Dell Equipment Finance Trust Series 2021-1, Class B* 0.710%, 05/22/26	293,806
1,500,000	Dell Equipment Finance Trust Series 2022-2, Class B* 4.400%, 07/22/27	1,470,861
1,500,000	Discover Card Execution Note Trust Series 2022-A2, Class A 3.320%, 05/15/27	1,463,442
891,104	ELFI Graduate Loan Program, LLC Series 2021-A, Class A* 1.530%, 12/26/46	800,321
1,109,426	ELFI Graduate Loan Program, LLC Series 2022-A, Class A* 4.510%, 08/26/47	1,078,056
411,398	Enterprise Fleet Financing, LLC Series 2020-2, Class A2* 0.610%, 07/20/26	402,800
515,000	Enterprise Fleet Financing, LLC Series 2022-4, Class A2* 5.760%, 10/22/29	517,729
2,000,000	Ford Credit Auto Owner Trust Series 2019-1, Class A* 3.520%, 07/15/30	1,971,670
1,500,000	Hertz Vehicle Financing LLC Series 2021-1A, Class A* 1.210%, 12/26/25	1,406,023
53,686	Kubota Credit Owner Trust Series 2020-1A, Class A3* 1.960%, 03/15/24	53,617
1,641,689	MMAF Equipment Finance LLC Series 2017-B, Class A5* 2.720%, 06/15/40	1,591,138
1,523,646	Navient Private Education Refi Loan Trust Series 2020-BA, Class A2* 2.120%, 01/15/69	1,399,088

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
271,000	NextGear Floorplan Master Owner Trust Series 2021-1A, Class A* 0.850%, 07/15/26	$255,976
780,000	OneMain Direct Auto Receivables Trust Series 2021-1A, Class A* 0.870%, 07/14/28	736,305
777,000	OneMain Direct Auto Receivables Trust Series 2021-1A, Class B* 1.260%, 07/14/28	699,789
1,080,000	Oscar US Funding XII, LLC Series 2021-1A, Class A4* 1.000%, 04/10/28	1,003,987
183,510	Oscar US Funding XIII, LLC Series 2021-2A, Class A2* 0.390%, 08/12/24	182,631
120,220	Pawnee Equipment Receivables, LLC Series 2020-1, Class A* 1.370%, 11/17/25	119,569
263,262	Pawneee Equipment Receivables, LLC Series 2021-1, Class A2* 1.100%, 07/15/27	252,632
2,020,000	Pawneee Equipment Receivables, LLC Series 2022-1, Class A3* 5.170%, 02/15/28	2,020,852
400,000	PenFed Auto Receivables Owner Trust Series 2022-A, Class A3* 3.960%, 04/15/26	394,039
300,000	PenFed Auto Receivables Owner Trust Series 2022-A, Class A4* 4.180%, 12/15/28	296,510
1,238,435	Progress Residential Trust Series 2019-SFR4, Class A* 2.687%, 10/17/36	1,188,282
792,000	Progress Residential Trust Series 2021-SFR5, Class B* 1.658%, 07/17/38	699,902
1,302,692	SoFi Professional Loan Program Trust Series 2020-C, Class AFX* 1.950%, 02/15/46	1,175,644
896,471	SoFi Professional Loan Program, LLC Series 2017-F, Class A2FX* 3.600%, 02/25/48	868,068
1,615,000	Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A* 2.560%, 11/25/31	1,568,196
32,317	World Omni Select Auto Trust Series 2020-A, Class A3 0.550%, 07/15/25	32,246
		32,138,515
	Industrials (0.5%)
1,000,000	DT Auto Owner Trust Series 2022-2A, Class B* 4.220%, 01/15/27	982,294
1,000,000	John Deere Owner Trust Series 2021-B, Class A4 0.740%, 05/15/28	924,305
		1,906,599
PRINCIPAL AMOUNT		VALUE
	Information Technology (0.5%)
1,928,333	Vantage Data Centers Issuer, LLC Series 2019-1A, Class A2* 3.188%, 07/15/44	$1,863,189
	Other (7.1%)
2,000,000	Aligned Data Centers Issuer, LLC Series 2021-1A, Class A2* 1.937%, 08/15/46	1,770,863
1,305,659	Amur Equipment Finance Receivables VIII, LLC Series 2020-1A, Class C* 3.060%, 04/20/26	1,290,803
582,336	Amur Equipment Finance Receivables XI, LLC Series 2022-2A, Class A2* 5.300%, 06/21/28	577,805
901,216	Atalaya Equipment Leasing Trust Series 2021-1A, Class A2* 1.230%, 05/15/26	879,812
1,000,000	BA Credit Card Trust Series 2022-A1, Class A1 3.530%, 11/15/27	979,691
330,000	CCG Receivables Trust Series 2021-2, Class B* 1.270%, 03/14/29	303,745
1,000,000	CCG Receivables Trust Series 2023-1, Class B* 5.990%, 09/16/30	1,012,876
1,000,000	CCG Receivables Trust Series 2023-1, Class C* 6.280%, 09/16/30	1,011,081
1,413,333	CLI Funding VI, LLC Series 2020-3A, Class A* 2.070%, 10/18/45	1,254,960
75,804	CNH Equipment Trust Series 2020-A, Class A3 1.160%, 06/16/25	74,541
1,609,000	CNH Equipment Trust Series 2020-A, Class B 2.300%, 10/15/27	1,558,549
1,000,000	Daimler Trucks Retail Trust Series 2022-1, Class A3 5.230%, 02/17/26	997,300
2,000,000	DLLAD, LLC - Class A3* 4.790%, 01/20/28	1,992,638
500,000	HPEFS Equipment Trust Series 2021-1A, Class B* 0.570%, 03/20/31	494,317
1,250,000	HPEFS Equipment Trust Series 2022-1A, Class B* 1.790%, 05/21/29	1,190,213
250,000	HPEFS Equipment Trust Series 2022-2A, Class B* 4.200%, 09/20/29	243,951
1,000,000	Kubota Credit Owner Trust Series 2023-1A, Class A3* 5.020%, 06/15/27	1,005,118

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
224,311	MVW Owner Trust Series 2019-1A, Class A* 2.890%, 11/20/36	$212,894
1,500,000	NextGear Floorplan Master Owner Trust Series 2023 - 1A, Class A2* 5.740%, 03/15/28	1,511,038
258,395	SCF Equipment Leasing, LLC Series 2020-1A, Class A3* 1.190%, 10/20/27	254,721
759,484	SCF Equipment Leasing, LLC Series 2021-1A, Class A3* 0.830%, 08/21/28	734,226
905,387	SoFi Consumer Loan Program Trust 2023-1S, Class A* 5.810%, 05/15/31	904,962
999,167	SVC ABS, LLC Series 2023-1A, - Class A* 5.150%, 02/20/53	982,363
500,000	Tesla Auto Lease Trust Series 2021-A, Class B* 1.020%, 03/20/25	485,959
775,000	Tesla Auto Lease Trust Series 2021-B, Class B* 0.910%, 09/22/25	731,085
1,000,000	USAA Auto Owner Trust Series 2022-A, Class A3* 4.860%, 11/16/26	997,174
1,000,000	Verizon Master Trust - Class A 4.490%, 01/22/29	996,986
2,000,000	World Omni Auto Receivables Trust Series 2022-B, Class A3 3.250%, 07/15/27	1,947,342
		26,397,013
	Utilities (0.5%)
2,000,000	Harley-Davidson Motorcycle Trust Series 2022-A, Class A3 3.060%, 02/15/27	1,944,603
	TOTAL ASSET BACKED SECURITIES (Cost $73,050,791)	70,641,846
MUNICIPAL OBLIGATIONS (4.3%)
	Airlines (0.1%)
250,000	Dallas Fort Worth International Airport 1.041%, 11/01/23	244,992
	Other (4.0%)
400,000	Alaska Housing Finance Corp. 0.846%, 12/01/23	391,232
140,000	Arizona Department of Transportation State Highway Fund Revenue 2.174%, 07/01/26	131,781
250,000	Armada Area Schools 0.950%, 05/01/25	233,663
155,000	City of Auburn CA 0.961%, 06/01/25	143,836
PRINCIPAL AMOUNT		VALUE
250,000	City of Carbondale IL 2.163%, 12/01/23	$244,795
280,000	City of Mishawaka IN 4.680%, 02/15/26	279,129
205,000	City of Mishawaka IN 4.700%, 08/15/26	204,854
1,000,000	City of Montclair CA 0.926%, 06/01/24	957,078
120,000	City of Omaha NE 0.983%, 04/15/26	108,527
850,000	City of San Ramon CA 0.490%, 07/01/23	842,980
500,000	City of Wheaton IL 0.786%, 12/01/24	471,925
300,000	City of Willows CA 0.770%, 08/01/23	296,085
300,000	Colorado Housing and Finance Authority 1.650%, 11/01/25	280,424
150,000	Colorado Housing and Finance Authority 0.858%, 11/01/24	143,179
250,000	Corona-Norco Unified School District 1.000%, 09/01/25	231,102
250,000	County of Bergen NJ 2.000%, 11/01/23	246,222
295,000	County of San Diego CA 0.600%, 10/01/23	289,632
155,000	County of Santa Cruz AZ Pledged Revenue 1.250%, 07/01/24	148,331
250,000	Cypress-Fairbanks Independent School District 5.000%, 02/15/25	252,129
135,000	East Montgomery County Improvement District 1.550%, 08/15/26	123,549
175,000	Encinitas Public Financing Authority 1.020%, 10/01/25	161,943
175,000	Encinitas Public Financing Authority 0.790%, 10/01/24	165,797
400,000	Fairfield Facilities Corp. 2.000%, 09/01/24	385,755
250,000	Galveston Independent School District 5.000%, 02/01/25	251,955
175,000	Haverstraw-Stony Point Central School District 0.790%, 05/01/23	174,935
200,000	Indiana Bond Bank 0.650%, 02/01/24	193,190
640,000	Kentucky Housing Corp. 0.550%, 07/01/23	635,347
500,000	Lake Central Multi-District School Building Corp. 0.853%, 01/15/24	485,457
200,000	Lakeside Fire Protection District 1.250%, 08/01/23	198,006

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

PRINCIPAL AMOUNT		VALUE
125,000	Lakeside Fire Protection District 1.620%, 08/01/24	$120,002
700,000	Metropolitan Washington Airports Authority Dulles Toll Road Revenue 1.737%, 10/01/25	651,531
215,000	Minnetonka Independent School District No 276 2.000%, 01/01/24	210,837
390,000	New York City Transitional Finance Authority Future Tax Secured Revenue 3.430%, 08/01/26	380,361
390,000	New York City Transitional Finance Authority Future Tax Secured Revenue 1.250%, 05/01/26	357,323
255,000	New York State Dormitory Authority 2.438%, 02/15/26	241,564
150,000	Pharr San Juan Alamo Independent School District TX 5.000%, 02/01/25	151,150
250,000	Reedy Creek Improvement District 1.549%, 06/01/23	249,204
265,000	Sallisaw Municipal Authority 1.420%, 09/01/24	253,117
400,000	San Bernardino City Unified School District 0.792%, 08/01/23	395,552
155,000	State of Hawaii 1.033%, 08/01/25	143,932
250,000	Thornapple Kellogg School District 0.930%, 05/01/25	234,366
250,000	Town of Oyster Bay NY 2.000%, 08/15/23	247,661
525,000	Town of Stratford CT 0.956%, 08/01/24	498,895
400,000	Verizon Master Trust - Class A 3.000%, 06/01/25	388,798
145,000	Victor Valley Community College District 2.878%, 08/01/26	138,023
250,000	Village of Tarrytown NY 2.000%, 10/15/23	246,465
300,000	Virginia Housing Development Authority 0.607%, 09/01/23	295,420
400,000	West Mifflin Sanitary Sewer Municipal Authority 1.052%, 08/01/23	395,789
170,000	Westminster Public Schools 0.906%, 12/01/26	151,629
125,000	Wichita Falls 4B Sales Tax Corp. 1.049%, 09/01/25	115,507
340,000	Williamston Community Schools School District 1.050%, 05/01/25	319,510
		14,859,474
PRINCIPAL AMOUNT		VALUE
	Utilities (0.2%)
505,000	Augusta GA Water & Sewer Revenue 4.300%, 10/01/26	$505,455
135,000	City of Fountain Company Electric Water & Wastewater Utility Enterprise Revenue 0.930%, 12/01/23	131,518
260,000	Twin Lakes Regional Sewer District 0.570%, 07/01/23	258,022
		894,995
	TOTAL MUNICIPAL OBLIGATIONS (Cost $16,444,097)	15,999,461
RESIDENTIAL MORTGAGE BACKED SECURITIES (0.9%)
1,037,462	BANK 2019-BNK16 3.933%, 02/15/52	1,024,308
181,802	CSAIL 2017-CX9 Commercial Mortgage Trust 3.054%, 09/15/50	176,375
1,540,649	GS Mortgage-Backed Securities Corp. Trust 2021-PJ4*‡ 2.500%, 09/25/51	1,340,753
593,868	GS Mortgage-Backed Securities Trust 2021-PJ11*‡ 2.500%, 04/25/52	516,260
392,715	Morgan Stanley Bank of America Merrill Lynch Trust 2014-C15 3.773%, 04/15/47	391,379
32,290	Wells Fargo Commercial Mortgage Trust 2015-LC20 2.678%, 04/15/50	32,290
32,865	WFRBS Commercial Mortgage Trust 2014-LC14 3.522%, 03/15/47	32,625
	TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $3,809,368)	3,513,990

See accompanying Notes to Schedule of Investments

www.calamos.com

Short-Term Bond Fund Schedule of Investments April 30, 2023 (Unaudited)

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED (4.3%)
16,119,021	State Street Navigator Securities Lending Government Money Market Portfolio, 4.847%† (Cost $16,119,021)	$16,119,021
	TOTAL INVESTMENTS (103.2%) (Cost $396,248,125)	386,079,335
PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.3%)		(16,119,021)
OTHER ASSETS, LESS LIABILITIES (1.1%)		4,109,482
NET ASSETS (100.0%)		$374,069,796

NOTES TO SCHEDULE OF INVESTMENTS

*  Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^  Security, or portion of security, is on loan.

‡  Variable rate security. The rate shown is the rate in effect at April 30, 2023.

¡  Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!  This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

†  Represents investment of cash collateral received from securities on loan as of April 30, 2023.

FUTURES CONTRACTS

NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE	MARKET VALUE/ UNREALIZED APPRECIATION (DEPRECIATION)
Buys
20,000,000	U.S. Treasury Note 5-Year	Jun 2023	$21,948,438	$498,649

See accompanying Notes to Schedule of Investments

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND
ASSETS
Investments in securities, at cost	$12,877,897,008		$460,607,297	$794,864,187	$982,904,609		$146,213,133
Investments in affiliated funds, at cost	350,000,000		—	—	—		—
Investment in securities, at value*	$14,203,460,762		$571,819,862	$814,262,539	$971,499,022		$128,697,588
Investments in affiliated funds, at value	330,803,551		—	—	—		—
Cash with custodian	319,060,151		945,781	90,582,064	44,273,406		273,536
Restricted cash	13,130,000		—	—	—		—
Restricted cash for short positions	2,407,656,208		—	270,384,673	196		—
Restricted cash for futures	26		—	—	—		—
Restricted foreign currency for short positions (cost $201,915,781)	199,175,168		—	—	—		—
Foreign currency (cost $1,544,410)	1,542,661		—	—	—		—
Restricted cash for open forward foreign currency contracts	8,410,000		—	—	—		—
Unrealized appreciation on forward foreign currency contracts	588,478		—	—	46,092		—
Receivables:
Accrued interest and dividends	32,014,011		467,591	4,094,694	2,156,123		363,094
Investments sold	296,207,671		2,738,078	61,368,501	—		988,042
Fund shares sold	39,408,981		790,366	1,741,947	907,408		27,786
Prepaid expenses	467,173		70,361	91,492	61,434		37,719
Other assets	1,787,441		—	310,222	146,434		—
Total assets	17,853,712,282		576,832,039	1,242,836,132	1,019,090,115		130,387,765
LIABILITIES
Due to custodian bank	—		—	5,416,759	—		—
Due to custodian bank - Foreign currency (cost $56,835 and $74,860)	56,699		—	70,363	—		—
Due to Investment advisor	—		—	—	—		91
Collateral for securities loaned	136,123,827		254,145	—	79,183,955		4,889,538
Securities sold short, at value (proceeds $2,491,094,488 and $246,337,324)	2,493,854,797		—	260,694,541	—		—
Options written, at value (premium $350,214,225, $19,251,225 and $4,082,254)	419,499,100		22,281,425	2,105,700	—		—
Unrealized depreciation on forward foreign currency contracts	275,380		—	—	—		—
Payables:
Investments purchased	382,155,842		3,906,587	38,710,015	3,130,514		624,790
Fund shares redeemed	17,810,227		519,399	796,698	652,000		66,049
Affiliates:
Investment advisory fees	7,702,017		334,279	930,129	568,177		89,201
Distribution fees	60,602		1,629	5,514	11,421		588
Deferred compensation to trustees	144,245		—	—	146,434		—
Trustees' fees and officer compensation	85,244		4,259	5,408	8,321		3,282
Other accounts payable and accrued liabilities	4,891,209		192,695	198,121	300,985		54,778
Total liabilities	3,462,659,189		27,494,418	308,933,248	84,001,807		5,728,317
NET ASSETS	$14,391,053,093		$549,337,621	$933,902,884	$935,088,308		$124,659,448
COMPOSITION OF NET ASSETS
Paid in capital	$13,590,054,828		$495,091,607	$902,152,709	$952,197,093		$151,427,239
Accumulated distributable earnings (loss)	800,998,265		54,246,014	31,750,175	(17,108,785)		(26,767,791)
NET ASSETS	$14,391,053,093		$549,337,621	$933,902,884	$935,088,308		$124,659,448
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,093,470,833		$26,654,381	$64,406,772	$265,666,215		$8,636,090
Shares outstanding	75,753,802		1,923,999	4,222,166	14,270,357		851,357
Net asset value and redemption price per share	$14.43		$13.85	$15.25	$18.62		$10.14
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$14.84	#	$14.54	$16.01	$19.05	#	$10.37	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$279,505,358		$8,290,348	$34,635,946	$38,027,117		$3,211,314
Shares outstanding	19,269,587		613,642	2,393,231	2,106,088		329,830
Net asset value and redemption price per share	$14.51		$13.51	$14.47	$18.06		$9.74

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
CLASS I SHARES†
Net assets applicable to shares outstanding	$12,971,141,145	$514,392,892	$834,860,166	$631,394,976	$112,812,044
Shares outstanding	909,613,341	37,074,409	53,924,190	39,623,861	11,086,492
Net asset value and redemption price per share	$14.26	$13.87	$15.48	$15.93	$10.18
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$46,935,757	$—	$—	$—	$—
Shares Outstanding	3,289,748	—	—	—	—
Net asset value and redemption price per share	$14.27	$—	$—	$—	$—
* Includes securities on loan	$241,408,496	$12,936,097	$11,170,967	$89,125,258	$4,781,614

†  No par value; unlimited number of shares authorized.

#  For Market Neutral Income Fund maximum offering price per share is Net asset value plus 2.75% of offering price. For Convertible Fund and Global Convertible Fund maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$233,051,058	$14,012,009	$836,282,758	$1,344,916,541	$9,764,777
Investment in securities, at value*	$287,449,639	$16,754,034	$1,187,260,447	$2,197,443,601	$15,363,166
Cash with custodian	6,344,462	431,098	14,613,522	141,503,687	245,050
Restricted cash for futures	—	—	296,318	—	—
Variation margin on open futures contracts	—	—	129,959	—	—
Receivables:
Accrued interest and dividends	11,753	11	466,499	2,515,362	11,489
Investments sold	6,035,360	452,103	8,094,576	8,300,439	81,201
Fund shares sold	383,186	—	410,574	646,804	1,468
Due from investment advisor	18,535	9,281	—	—	10,466
Prepaid expenses	47,375	21,353	61,794	102,411	21,088
Other assets	—	—	706,179	306,480	—
Total assets	300,290,310	17,667,880	1,212,039,868	2,350,818,784	15,733,928
LIABILITIES
Collateral for securities loaned	—	—	8,907,549	39,269,000	45,804
Foreign currency overdraft (cost $56)	—	—	—	56	—
Options written, at value (premium $854,181 and $40,575)	—	—	580,648	455,463	—
Payables:
Investments purchased	4,648,322	428,440	2,807,672	1,474,052	—
Fund shares redeemed	351,107	—	557,857	4,616,971	280
Affiliates:
Investment advisory fees	224,378	13,557	903,131	1,285,505	12,700
Distribution fees	1,044	9	26,323	42,220	411
Deferred compensation to trustees	—	—	709,772	306,480	—
Trustees' fees and officer compensation	3,286	2,222	11,487	17,387	2,287
Other accounts payable and accrued liabilities	147,947	21,501	410,367	527,387	18,986
Total liabilities	5,376,084	465,729	14,914,806	47,994,521	80,468
NET ASSETS	$294,914,226	$17,202,151	$1,197,125,062	$2,302,824,263	$15,653,460
COMPOSITION OF NET ASSETS
Paid in capital	$390,391,408	$18,185,578	$817,448,523	$1,412,086,904	$9,008,085
Accumulated distributable earnings (loss)	(95,477,182)	(983,427)	379,676,539	890,737,359	6,645,375
NET ASSETS	$294,914,226	$17,202,151	$1,197,125,062	$2,302,824,263	$15,653,460
CLASS A SHARES†
Net assets applicable to shares outstanding	$20,967,589	$317,359	$929,211,793	$1,218,181,418	$5,528,453
Shares outstanding	852,912	32,607	30,043,083	30,915,263	382,181
Net asset value and redemption price per share	$24.58	$9.73	$30.93	$39.40	$14.47
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$25.81	$10.22	$32.47	$41.36	$15.19
CLASS C SHARES†**
Net assets applicable to shares outstanding	$4,319,383	$—	$10,275,966	$83,276,820	$2,414,464
Shares outstanding	172,853	—	853,756	2,103,760	175,652
Net asset value and redemption price per share	$24.99	$—	$12.04	$39.58	$13.75
CLASS I SHARES†
Net assets applicable to shares outstanding	$246,998,987	$16,542,978	$257,637,303	$974,327,670	$7,710,543
Shares outstanding	9,704,377	1,681,430	5,469,428	26,002,097	531,639
Net asset value and redemption price per share	$25.45	$9.84	$47.10	$37.47	$14.50
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$22,628,267	$341,814	$—	$27,038,355	$—
Shares Outstanding	885,773	34,732	—	721,214	—
Net asset value and redemption price per share	$25.55	$9.84	$—	$37.49	$—
* Includes securities on loan	$—	$—	$55,222,474	$79,218,643	$296,635

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
ASSETS
Investments in securities, at cost	$31,963,262	$192,899,552	$452,427,723	$55,756,661	$183,878,606
Investment in securities, at value*	$42,382,143	$228,316,422	$473,589,852	$80,882,389	$226,571,109
Cash with custodian	767,025	490,832	5,554,166	1,953,356	7,960,331
Foreign currency (cost $192,471, $29,951, $28,160 and $79,356)	—	192,582	30,124	28,118	79,238
Restricted cash for open forward foreign currency contracts	—	50,000	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	177,669	—	—	—
Receivables:
Accrued interest and dividends	12,477	455,099	615,526	117,807	457,523
Investments sold	—	310,012	4,197,589	—	12
Fund shares sold	191	204,819	1,687,738	7,663	77,741
Due from investment advisor	16,721	71,175	115,996	13,603	50,406
Prepaid expenses	33,215	50,677	39,330	42,693	34,503
Other assets	76,092	307,895	14,113	24,566	115,261
Total assets	43,287,864	230,627,182	485,844,434	83,070,195	235,346,124
LIABILITIES
Collateral for securities loaned	—	9,758,982	4,939,764	3,668,620	10,388,054
Unrealized depreciation on forward foreign currency contracts	—	141,160	—	—	—
Payables:
Investments purchased	—	—	8,597,728	575,721	1,689,322
Fund shares redeemed	—	227,837	366,750	106,560	160,922
Affiliates:
Investment advisory fees	35,015	186,981	427,213	64,021	182,542
Distribution fees	337	1,558	1,751	673	3,426
Deferred compensation to trustees	76,092	47,895	14,113	24,566	115,261
Trustees' fees and officer compensation	2,470	3,204	3,155	3,689	3,195
Other accounts payable and accrued liabilities	20,167	502,796	997,579	80,218	182,541
Total liabilities	134,081	10,870,413	15,348,053	4,524,068	12,725,263
NET ASSETS	$43,153,783	$219,756,769	$470,496,381	$78,546,127	$222,620,861
COMPOSITION OF NET ASSETS
Paid in capital	$30,877,246	$201,827,405	$554,054,778	$54,194,944	$194,768,816
Accumulated distributable earnings (loss)	12,276,537	17,929,364	(83,558,397)	24,351,183	27,852,045
NET ASSETS	$43,153,783	$219,756,769	$470,496,381	$78,546,127	$222,620,861
CLASS A SHARES†
Net assets applicable to shares outstanding	$11,910,531	$49,557,525	$41,257,122	$21,946,601	$93,384,164
Shares outstanding	722,533	2,761,672	2,599,631	1,793,736	9,397,488
Net asset value and redemption price per share	$16.48	$17.94	$15.87	$12.24	$9.94
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$17.30	$18.83	$16.66	$12.85	$10.44
CLASS C SHARES†**
Net assets applicable to shares outstanding	$128,053	$1,846,756	$5,789,458	$678,778	$8,071,194
Shares outstanding	9,359	123,909	395,341	69,236	965,396
Net asset value and redemption price per share	$13.68	$14.90	$14.64	$9.80	$8.36
CLASS I SHARES†
Net assets applicable to shares outstanding	$31,115,199	$163,729,832	$423,449,801	$55,826,510	$121,165,503
Shares outstanding	1,815,646	8,730,311	26,431,802	4,330,417	11,698,734
Net asset value and redemption price per share	$17.14	$18.75	$16.02	$12.89	$10.36
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$—	$4,622,656	$—	$94,238	$—
Shares Outstanding	—	243,682	—	7,306	—
Net asset value and redemption price per share	$—	$18.97	$—	$12.90	$—
* Includes securities on loan	$1,093,831	$14,374,362	$12,094,608	$4,984,307	$14,276,156

†  No par value; unlimited number of shares authorized.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Assets and Liabilities April 30, 2023 (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND		SHORT-TERM BOND FUND
ASSETS
Investments in securities, at cost	$2,221,904	$37,555,623		$40,039,052		$396,248,125
Investment in securities, at value*	$2,317,155	$34,279,103		$35,823,182		$386,079,335
Cash with custodian	72,039	13,632		972,802		2,467,312
Restricted cash for futures	—	18,700		—		374,000
Foreign currency (cost $978)	984	—		—		—
Variation margin on open futures contracts	—	55,593		—		882,512
Receivables:
Accrued interest and dividends	1,959	245,756		503,048		2,442,919
Investments sold	31,068	355,924		60,174		2,989,724
Fund shares sold	5,000	3,592		—		114,000
Due from investment advisor	21,188	9,048		12,538		—
Prepaid expenses	50,903	19,534		27,130		25,196
Other assets	—	27,643		83,853		—
Total assets	2,500,296	35,028,525		37,482,727		395,374,998
LIABILITIES
Collateral for securities loaned	—	1,349,748		1,958,960		16,119,021
Payables:
Investments purchased	23,804	—		266,185		4,179,882
Fund shares redeemed	—	46,595		83,940		15,984
Dividends payable	—	2,793		7,225		848,467
Affiliates:
Investment advisory fees	1,905	12,465		17,069		92,063
Distribution fees	—	423		789		97
Deferred compensation to trustees	—	27,643		83,853		—
Trustees' fees and officer compensation	622	2,583		2,464		3,654
Other accounts payable and accrued liabilities	28,167	26,719		35,628		46,034
Total liabilities	54,498	1,468,969		2,456,113		21,305,202
NET ASSETS	$2,445,798	$33,559,556		$35,026,614		$374,069,796
COMPOSITION OF NET ASSETS
Paid in capital	$2,826,001	$38,085,095		$50,949,465		$394,588,648
Accumulated distributable earnings (loss)	(380,203)	(4,525,539)		(15,922,851)		(20,518,852)
NET ASSETS	$2,445,798	$33,559,556		$35,026,614		$374,069,796
CLASS A SHARES†
Net assets applicable to shares outstanding	$41,478	$13,884,853		$26,541,106		$3,554,054
Shares outstanding	5,133	1,532,812		3,574,996		376,930
Net asset value and redemption price per share	$8.08	$9.06		$7.42		$9.43
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$8.48	$9.27	#	$7.59	#	$9.65	#
CLASS C SHARES†**
Net assets applicable to shares outstanding	$8,057	$408,350		$565,170		$—
Shares outstanding	1,005	45,099		71,132		—
Net asset value and redemption price per share	$8.02	$9.05		$7.95		$—
CLASS I SHARES†
Net assets applicable to shares outstanding	$2,388,115	$19,266,353		$7,920,338		$370,515,742
Shares outstanding	295,124	2,126,253		1,066,543		39,330,435
Net asset value and redemption price per share	$8.09	$9.06		$7.43		$9.42
CLASS R6 SHARES†
Net assets applicable to shares outstanding	$8,148	$—		$—		$—
Shares Outstanding	1,007	—		—		—
Net asset value and redemption price per share	$8.09	$—		$—		$—
* Includes securities on loan	$—	$1,558,122		$2,080,005		$28,402,416

†  No par value; unlimited number of shares authorized.

#  For Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund, maximum offering price per share is Net asset value plus 2.25% of offering price.

**  Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2023 (Unaudited)

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
INVESTMENT INCOME
Interest	$30,494,039	$(10,371)	$1,294,860	$3,438,455	$544,197
(Amortization)/accretion of investment securities	(91,455,700)	—	—	(4,473,538)	(698,830)
Net interest	(60,961,661)	(10,371)	1,294,860	(1,035,083)	(154,633)
Dividends	72,157,207	5,161,679	5,838,827	3,125,653	299,965
Dividends from affiliated funds	6,642,970	—	—	—	—
Dividend taxes withheld	(23,184)	(1,822)	(2)	—	(4,515)
Securities lending income, net of rebates received or paid to borrowers	292,631	9,762	8,296	833,615	75,636
Other income	47,032,410	—	6,905,474	—	—
Total investment income	65,140,373	5,159,248	14,047,455	2,924,185	216,453
EXPENSES
Investment advisory fees	49,448,637	2,100,197	5,346,171	3,490,703	539,462
Distribution fees
Class A	1,453,222	38,267	77,357	346,894	11,332
Class C	1,457,621	39,765	168,469	200,540	16,752
Dividend or interest expense on short positions	14,204,448	—	3,237,855	—	—
Transfer agent fees	6,877,102	343,608	383,312	510,810	71,523
Fund administration fees	499,777	17,819	23,546	31,018	4,230
Accounting fees	406,736	22,911	28,593	30,200	11,113
Printing and mailing fees	390,359	20,752	22,327	36,085	7,088
Trustees' fees and officer compensation	316,394	18,301	22,532	26,092	9,697
Legal fees	290,164	15,242	18,702	24,249	9,060
Audit fees	190,098	11,202	14,183	16,069	6,051
Registration fees	170,204	42,009	36,344	37,555	25,567
Custodian fees	169,802	10,470	51,364	7,100	2,999
Other	577,731	(551)	8,412	40,231	3,997
Total expenses	76,452,295	2,679,992	9,439,167	4,797,546	718,871
Less expense reductions	(489,246)	—	—	—	(192)
Net expenses	75,963,049	2,679,992	9,439,167	4,797,546	718,679
NET INVESTMENT INCOME (LOSS)	(10,822,676)	2,479,256	4,608,288	(1,873,361)	(502,226)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	452,209,081	18,234,783	28,281,887	14,052,031	(3,232,776)
Purchased options	(325,413,680)	(24,032,513)	(40,698,514)	(129,912)	208,420
Foreign currency transactions	5,327,780	—	(45,994)	(23,381)	(15,991)
Forward foreign currency contracts	(18,685,030)	—	—	(20,365)	—
Written options	298,608,258	17,309,696	46,072,414	—	—
Short positions	135,629,237	—	14,724,288	—	—
Interest rate swaps	42,977	—	—	—	—
Credit default swaps	(1,413,163)	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	489,182,280	24,977,192	26,051,193	(2,977,972)	10,529,724
Affiliated funds	4,916,401	—	—	—	—
Purchased options	75,254,892	6,268,920	(3,513,724)	64,835	96,414
Foreign currency translations	16,151,179	—	33,725	—	8,423
Forward foreign currency contracts	1,713,374	—	—	72,812	—
Written options	(168,759,761)	(9,281,188)	(3,462,566)	—	—
Short positions	(187,091,421)	—	(35,929,719)	—	—
NET GAIN (LOSS)	777,672,404	33,476,890	31,512,990	11,038,048	7,594,214
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$766,849,728	$35,956,146	$36,121,278	$9,164,687	$7,091,988

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2023 (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$58,411	$4,100	$1,201,862	$5,022,206	$3,885
(Amortization)/accretion of investment securities	—	—	—	(3,789,559)	—
Net interest	58,411	4,100	1,201,862	1,232,647	3,885
Dividends	460,798	27,832	4,676,345	16,722,465	147,034
Dividend taxes withheld	—	—	(10,386)	(5,390)	—
Securities lending income, net of rebates received or paid to borrowers	—	—	45,933	654,796	333
Other income	—	—	15,845	—	—
Total investment income	519,209	31,932	5,929,599	18,604,518	151,252
EXPENSES
Investment advisory fees	1,399,304	80,613	5,297,615	7,682,969	84,407
Distribution fees
Class A	27,044	368	1,106,672	1,486,815	6,759
Class C	21,223	—	54,360	411,905	11,578
Transfer agent fees	204,782	7,047	630,854	998,230	10,464
Fund administration fees	10,066	506	35,181	68,099	522
Printing and mailing fees	17,664	3,460	61,765	61,776	3,628
Accounting fees	16,459	6,433	35,641	62,614	7,943
Trustees' fees and officer compensation	13,342	7,491	29,015	50,010	7,506
Legal fees	11,601	6,420	26,996	43,002	6,547
Audit fees	8,270	4,730	17,466	30,277	4,728
Custodian fees	3,956	2,336	19,737	17,905	1,439
Registration fees	40,435	21,991	29,794	42,026	21,593
Other	15,278	2,870	46,750	81,875	2,649
Total expenses	1,789,424	144,265	7,391,846	11,037,503	169,763
Less expense reductions	(123,730)	(50,615)	—	—	(58,580)
Net expenses	1,665,694	93,650	7,391,846	11,037,503	111,183
NET INVESTMENT INCOME (LOSS)	(1,146,485)	(61,718)	(1,462,247)	7,567,015	40,069
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(21,482,554)	(1,088,928)	45,236,821	65,062,585	1,064,151
Purchased options	—	—	(297,075)	8,847,753	(566)
Foreign currency transactions	—	—	—	7,226	—
Forward foreign currency contracts	—	—	—	47,407	—
Written options	—	—	(373,205)	(350,733)	—
Futures contracts	—	—	496,205	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	163,995	466,706	62,636,755	70,760,269	131,649
Purchased options	—	—	(1,023,374)	(7,028,398)	—
Foreign currency translations	—	—	2,757	6	—
Written options	—	—	273,533	(414,888)	—
Futures contracts	—	—	93,840	—	—
NET GAIN (LOSS)	(21,318,559)	(622,222)	107,046,257	136,931,227	1,195,234
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,465,044)	$(683,940)	$105,584,010	$144,498,242	$1,235,303

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Operations Six Months Ended April 30, 2023 (Unaudited)

	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
INVESTMENT INCOME
Interest	$22,727	$38,156	$275,375		$28,568	$356,322
(Amortization)/accretion of investment securities	—	—	(470,409)		—	(605,599)
Net interest	22,727	38,156	(195,034)		28,568	(249,277)
Dividends	257,875	1,762,948	4,032,601		603,364	1,566,980
Dividend taxes withheld	—	(202,913)	(458,305)		(40,685)	(87,151)
Securities lending income, net of rebates received or paid to borrowers	573	14,317	5,065		2,638	48,170
Total investment income	281,175	1,612,508	3,384,327		593,885	1,278,722
EXPENSES
Investment advisory fees	208,518	1,059,642	2,337,136		375,044	1,065,761
Performance fees	—	47,531	—		7,539	—
Distribution fees
Class A	14,432	60,657	50,571		26,696	110,685
Class C	677	10,099	31,029		3,522	39,105
Transfer agent fees	15,024	111,340	250,037		29,408	117,587
Fund administration fees	1,266	5,648	11,661		2,216	6,364
Printing and mailing fees	4,032	9,316	23,345		4,562	10,976
Accounting fees	7,835	13,701	17,484		10,332	12,611
Trustees' fees and officer compensation	7,968	10,681	14,421		8,589	11,159
Legal fees	6,953	12,163	12,766		7,622	10,882
Audit fees	5,015	6,658	9,063		5,365	6,937
Custodian fees	418	33,487	156,560		6,605	12,268
Registration fees	21,756	26,237	30,751		26,856	29,067
Other	3,387	17,511	32,949		15,226	20,324
Total expenses	297,281	1,424,671	2,977,773		529,582	1,453,726
Less expense reductions	(94,505)	(421,283)	(664,394)		(68,071)	(272,589)
Net expenses	202,776	1,003,388	2,313,379		461,511	1,181,137
NET INVESTMENT INCOME (LOSS)	78,399	609,120	1,070,948		132,374	97,585
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	1,968,448	(5,595,487)	(21,442,817	)(a)	(610,500)	(2,358,083)
Purchased options	—	2,056,092	6,110,806		246,947	(2,131,920)
Foreign currency transactions	—	54,353	(441,327)		(16,254)	(12,018)
Forward foreign currency contracts	—	185,736	7		—	—
Written options	—	58,676	—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	750,619	33,710,232 (b)	50,662,697	(b)	8,476,961 (b)	21,817,452 (b)
Purchased options	—	(416,076)	(2,546,805)		(260,778)	526,678
Foreign currency translations	—	16,438	4,407		4,353	7,461
Forward foreign currency contracts	—	36,509	—		—	—
NET GAIN (LOSS)	2,719,067	30,106,473	32,346,968		7,840,729	17,849,570
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,797,466	$30,715,593	$33,417,916		$7,973,103	$17,947,155

(a)  Net of foreign capital gains tax of $755,113.

(b)  Net of change of $66,192, $962,059, $66 and $42,211 in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Operations Six Months Ended April 30, 2023 (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
INVESTMENT INCOME
Interest	$1,612	$716,372	$1,181,001	$6,425,885
(Amortization)/accretion of investment securities	—	(1,857)	22,354	(446,203)
Net interest	1,612	714,515	1,203,355	5,979,682
Dividends	13,005	—	24,877	—
Dividend taxes withheld	(1,644)	—	—	(3,708)
Securities lending income, net of rebates received or paid to borrowers	—	1,676	7,065	17,978
Total investment income	12,973	716,191	1,235,297	5,993,952
EXPENSES
Investment advisory fees	10,557	76,923	107,263	546,511
Distribution fees
Class A	27	17,911	33,172	4,145
Class C	96	2,296	2,512	—
Transfer agent fees	3,710	19,242	21,578	24,756
Fund administration fees	56	1,082	1,117	11,129
Printing and mailing fees	2,052	4,837	4,955	4,325
Accounting fees	6,162	10,995	16,455	24,482
Trustees' fees and officer compensation	6,684	7,823	7,881	14,133
Legal fees	7,759	7,204	7,301	11,663
Audit fees	5,028	4,942	4,957	8,789
Custodian fees	6,717	1,019	1,329	4,316
Interest expense on uncommitted credit facility	—	1,609	—	—
Registration fees	7,004	21,331	21,673	17,685
Offering costs	57,217	—	—	—
Other	9,421	7,151	13,805	24,375
Total expenses	122,490	184,365	243,998	696,309
Less expense reductions	(110,143)	(51,657)	(74,353)	—
Net expenses	12,347	132,708	169,645	696,309
NET INVESTMENT INCOME (LOSS)	626	583,483	1,065,652	5,297,643
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(176,527)	(633,054)	(552,419)	(2,493,661)
Foreign currency transactions	(1,816)	—	—	—
Forward foreign currency contracts	273	—	—	—
Futures contracts	—	25,520	—	(304,300)
Change in net unrealized appreciation/(depreciation) on:
Investments	291,228	2,158,238	1,197,266	9,781,252
Foreign currency translations	10	—	—	—
Futures contracts	—	21,976	—	683,354
NET GAIN (LOSS)	113,168	1,572,680	644,847	7,666,645
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$113,794	$2,156,163	$1,710,499	$12,964,288

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(10,822,676)	$(162,644,551)	$2,479,256	$4,066,574	$4,608,288	$(1,295,838)
Net realized gain (loss)	546,305,460	489,248,309	11,511,966	14,281,105	48,334,081	(12,461,561)
Change in unrealized appreciation/(depreciation)	231,366,944	(1,306,006,674)	21,964,924	(88,426,189)	(16,821,091)	(30,733,535)
Net increase (decrease) in net assets resulting from operations	766,849,728	(979,402,916)	35,956,146	(70,078,510)	36,121,278	(44,490,934)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(8,680,934)	(2,530,481)	(155,057)	(109,918)	—	—
Class C	(1,332,472)	—	(22,845)	—	—	—
Class I	(120,476,054)	(64,002,758)	(3,161,520)	(2,334,728)	(229,407)	—
Class R6	(406,415)	(617,073)	—	—	—	—
Total distributions	(130,895,875)	(67,150,312)	(3,339,422)	(2,444,646)	(229,407)	—
CAPITAL SHARE TRANSACTIONS	(2,309,374,787)	664,127,462	(72,143,594)	105,216,503	113,386,601	270,199,042
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,673,420,934)	(382,425,766)	(39,526,870)	32,693,347	149,278,472	225,708,108
NET ASSETS
Beginning of period	$16,064,474,027	$16,446,899,793	$588,864,491	$556,171,144	$784,624,412	$558,916,304
End of period	$14,391,053,093	$16,064,474,027	$549,337,621	$588,864,491	$933,902,884	$784,624,412

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(1,873,361)	$(14,493,334)	$(502,226)	$(1,848,482)	$(1,146,485)	$(2,105,207)
Net realized gain (loss)	13,878,373	18,435,173	(3,040,347)	(2,249,072)	(21,482,554)	(123,002,610)
Change in unrealized appreciation/(depreciation)	(2,840,325)	(333,562,858)	10,634,561	(57,878,046)	163,995	(81,291,878)
Net increase (decrease) in net assets resulting from operations	9,164,687	(329,621,019)	7,091,988	(61,975,600)	(22,465,044)	(206,399,695)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(1,551,761)	(49,468,941)	—	(2,202,209)	—	—
Class C	(135,629)	(8,312,063)	—	(688,433)	—	—
Class I	(5,173,375)	(154,675,818)	—	(30,244,502)	—	—
Total distributions	(6,860,765)	(212,456,822)	—	(33,135,144)	—	—
CAPITAL SHARE TRANSACTIONS	(83,692,795)	(96,875,594)	(14,322,215)	(57,001,247)	(25,175,754)	94,246,952
TOTAL INCREASE (DECREASE) IN NET ASSETS	(81,388,873)	(638,953,435)	(7,230,227)	(152,111,991)	(47,640,798)	(112,152,743)
NET ASSETS
Beginning of period	$1,016,477,181	$1,655,430,616	$131,889,675	$284,001,666	$342,555,024	$454,707,767
End of period	$935,088,308	$1,016,477,181	$124,659,448	$131,889,675	$294,914,226	$342,555,024

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(61,718)	$(92,327)	$(1,462,247)	$(8,582,382)	$7,567,015	$6,844,613
Net realized gain (loss)	(1,088,928)	(2,469,497)	45,062,746	(2,394,192)	73,614,238	69,929,006
Change in unrealized appreciation/(depreciation)	466,706	(7,270,735)	61,983,511	(530,033,970)	63,316,989	(518,391,799)
Net increase (decrease) in net assets resulting from operations	(683,940)	(9,832,559)	105,584,010	(541,010,544)	144,498,242	(441,618,180)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	—	(17,064)	—	(152,810,088)	(41,438,180)	(82,367,258)
Class C	—	—	—	(5,873,124)	(2,715,457)	(4,863,487)
Class I	—	(2,419,370)	—	(29,081,247)	(35,736,416)	(72,241,118)
Class R6	—	(46,994)	—	—	(628,390)	(409,283)
Total distributions	—	(2,483,428)	—	(187,764,459)	(80,518,443)	(159,881,146)
CAPITAL SHARE TRANSACTIONS	727,742	3,020,993	(67,472,692)	29,684,003	(39,203,073)	31,501,713
TOTAL INCREASE (DECREASE) IN NET ASSETS	43,802	(9,294,994)	38,111,318	(699,091,000)	24,776,726	(569,997,613)
NET ASSETS
Beginning of period	$17,158,349	$26,453,343	$1,159,013,744	$1,858,104,744	$2,278,047,537	$2,848,045,150
End of period	$17,202,151	$17,158,349	$1,197,125,062	$1,159,013,744	$2,302,824,263	$2,278,047,537
See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$40,069	$52,685	$78,399	$80,479	$609,120	$2,730,007
Net realized gain (loss)	1,063,585	50,850	1,968,448	1,399,226	(3,240,630)	(15,184,813)
Change in unrealized appreciation/(depreciation)	131,649	(2,930,056)	750,619	(9,783,898)	33,347,103	(91,504,187)
Net increase (decrease) in net assets resulting from operations	1,235,303	(2,826,521)	2,797,466	(8,304,193)	30,715,593	(103,958,993)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(20,668)	(425,805)	(301,604)	(1,043,899)	—	(11,177,695)
Class C	(4,734)	(157,226)	(4,429)	(63,375)	—	(630,114)
Class I	(41,829)	(876,353)	(747,170)	(2,763,310)	—	(30,545,299)
Class R6	—	—	—	—	—	(235,038)
Total distributions	(67,231)	(1,459,384)	(1,053,203)	(3,870,584)	—	(42,588,146)
CAPITAL SHARE TRANSACTIONS	(3,092,712)	4,334,104	(1,047,895)	949,359	15,207,785	18,279,801
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,924,640)	48,199	696,368	(11,225,418)	45,923,378	(128,267,338)
NET ASSETS
Beginning of period	$17,578,100	$17,529,901	$42,457,415	$53,682,833	$173,833,391	$302,100,729
End of period	$15,653,460	$17,578,100	$43,153,783	$42,457,415	$219,756,769	$173,833,391

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$1,070,948	$3,848,325	$132,374	$286,802	$97,585	$(569,879)
Net realized gain (loss)	(15,773,331)	(71,936,171)	(379,807)	4,821,165	(4,502,021)	(9,894,317)
Change in unrealized appreciation/(depreciation)	48,120,299	(119,340,645)	8,220,536	(38,283,955)	22,351,591	(58,964,837)
Net increase (decrease) in net assets resulting from operations	33,417,916	(187,428,491)	7,973,103	(33,175,988)	17,947,155	(69,429,033)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(273,392)	(175,029)	(892,677)	(3,462,651)	—	(6,304,125)
Class C	—	—	(36,318)	(185,192)	—	(644,077)
Class I	(3,280,771)	(3,000,642)	(2,193,473)	(9,750,158)	—	(8,160,730)
Class R6	—	—	(477)	(17,305)	—	—
Total distributions	(3,554,163)	(3,175,671)	(3,122,945)	(13,415,306)	—	(15,108,932)
CAPITAL SHARE TRANSACTIONS	81,732,217	(30,492,519)	278,808	(17,417,765)	(7,047,124)	14,369,955
TOTAL INCREASE (DECREASE) IN NET ASSETS	111,595,970	(221,096,681)	5,128,966	(64,009,059)	10,900,031	(70,168,010)
NET ASSETS
Beginning of period	$358,900,411	$579,997,092	$73,417,161	$137,426,220	$211,720,830	$281,888,840
End of period	$470,496,381	$358,900,411	$78,546,127	$73,417,161	$222,620,861	$211,720,830

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Statements of Changes in Net Assets

	INTERNATIONAL SMALL CAP GROWTH FUND		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022(a)	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$626	$12,557	$583,483	$1,081,645	$1,065,652	$1,939,629
Net realized gain (loss)	(178,070)	(295,600)	(607,534)	(367,555)	(552,419)	(193,556)
Change in unrealized appreciation/(depreciation)	291,238	(196,004)	2,180,214	(7,169,177)	1,197,266	(6,307,176)
Net increase (decrease) in net assets resulting from operations	113,794	(479,047)	2,156,163	(6,455,087)	1,710,499	(4,561,103)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(77)	—	(266,000)	(715,465)	(818,224)	(1,423,098)
Class C	(182)	—	(6,904)	(23,532)	(12,922)	(22,262)
Class I	(14,635)	—	(388,561)	(1,122,873)	(274,320)	(524,930)
Class R6	(56)	—	—	—	—	—
Total distributions	(14,950)	—	(661,465)	(1,861,870)	(1,105,466)	(1,970,290)
CAPITAL SHARE TRANSACTIONS	578,667	2,247,334	(1,767,754)	(25,023,659)	(1,974,198)	(1,566,132)
TOTAL INCREASE (DECREASE) IN NET ASSETS	677,511	1,768,287	(273,056)	(33,340,616)	(1,369,165)	(8,097,525)
NET ASSETS
Beginning of period	$1,768,287	$—	$33,832,612	$67,173,228	$36,395,779	$44,493,304
End of period	$2,445,798	$1,768,287	$33,559,556	$33,832,612	$35,026,614	$36,395,779

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	SHORT-TERM BOND FUND
	(UNAUDITED) SIX MONTHS ENDED APRIL 30, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$5,297,643	$5,920,207
Net realized gain (loss)	(2,797,961)	(3,585,753)
Change in unrealized appreciation/(depreciation)	10,464,606	(20,840,467)
Net increase (decrease) in net assets resulting from operations	12,964,288	(18,506,013)
DISTRIBUTIONS TO SHAREHOLDERS
Class A	(65,497)	(38,158)
Class I	(7,315,434)	(6,266,171)
Total distributions	(7,380,931)	(6,304,329)
CAPITAL SHARE TRANSACTIONS	9,450,346	74,786,794
TOTAL INCREASE (DECREASE) IN NET ASSETS	15,033,703	49,976,452
NET ASSETS
Beginning of period	$359,036,093	$309,059,641
End of period	$374,069,796	$359,036,093

See accompanying Notes to Financial Statements

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the "Trust"), consists of nineteen series, Market Neutral Income Fund, Hedged Equity Fund, Phineus Long/Short Fund, Convertible Fund, Global Convertible Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth Fund, Growth and Income Fund, Dividend Growth Fund, Select Fund, International Growth Fund, Evolving World Growth Fund, Global Equity Fund, Global Opportunities Fund, International Small Cap Growth Fund, Total Return Bond Fund, High Income Opportunities Fund, and Short-Term Bond Fund (each a "Fund" and collectively the "Funds"). The Trust is registered under the Investment Company Act of 1940 as amended (the "1940 Act") as an open-end management investment company. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The Trust currently offers Class A, Class C (except Timpani SMID Growth Fund and Short-Term Bond Fund), and Class I shares of each of the Funds. Class R6 shares are offered in Market Neutral Income Fund, Timpani Small Cap Growth Fund, Timpani SMID Growth Fund, Growth and Income Fund, International Growth Fund, Global Equity Fund, and International Small Cap Growth Fund only.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth in Accounting Standards Update 2013-08—Financial Services-Investment Companies (Topic 946): Disclosures about Investments in Other Investment Companies ("ASU 2013-08"). Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation. The Trust's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust, have designated Calamos Advisors LLC ("Calamos Advisor", or the "Advisor") to perform fair valuation determinations related to all Fund investments under the oversight of the Board. As "valuation designee" the Calamos Advisors has adopted procedures to guide the determination of the NAV on any day on which the Funds' NAVs are determined. The valuation of the Funds' investments is in accordance with these procedures.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value ("NAV"). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board of Trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices

www.calamos.com

Notes to Financial Statements   (Unaudited)

or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund's NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before a Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund's net asset value ("NAV").

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes. Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity and Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day fund share activity.

Income Taxes. No provision has been made for U.S. income taxes because the Trust's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds' taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 – 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions for those Funds that have been in existence during that time, and for all years since inception for those Funds created subsequent to October 31, 2019.

Indemnifications. Under the Trust's organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays a monthly investment advisory fee based on the average daily net assets of each Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	SELECT FUND, DIVIDEND GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL OPPORTUNITIES FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.45%	1.00%
Next $500 million	0.90%	1.05%	0.43%	0.95%
Next $5 billion	0.80%	1.00%	0.41%	0.90%
Over $6 billion	0.70%	0.90%	0.35%	0.80%

*  International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GLOBAL CONVERTIBLE FUND ANNUAL RATE	TIMPANI SMALL CAP GROWTH FUND ANNUAL RATE	TIMPANI SMID GROWTH FUND ANNUAL RATE	SHORT-TERM BOND FUND ANNUAL RATE	GROWTH AND INCOME FUND, CONVERTIBLE FUND, MARKET NEUTRAL INCOME FUND, HEDGED EQUITY FUND ANNUAL RATE	HIGH INCOME OPPORTUNITIES FUND ANNUAL RATE	PHINEUS LONG/SHORT FUND ANNUAL RATE
First $500 million	0.85%	0.90%	0.95%	0.30%	0.75%	0.60%	1.25%
Next $500 million	0.80%	0.80%	0.85%	0.27%	0.70%	0.55%	1.20%
Over $1 billion	0.75%	0.75%	0.80%	0.25%	0.65%	0.50%	1.15%

AVERAGE DAILY NET ASSETS	INTERNATIONAL SMALL CAP GROWTH FUND ANNUAL RATE
First $500 million	0.95%
Next $500 million	0.90%
Over $1 billion	0.85%

www.calamos.com

Notes to Financial Statements   (Unaudited)

The average investment advisory fee as of the period ended April 30, 2023 was as follows:

FUND	PERCENTAGE
Market Neutral Income Fund	0.65%
Hedged Equity Fund	0.74
Phineus Long/Short Fund	1.23
Convertible Fund	0.73
Global Convertible Fund	0.85
Timpani Small Cap Growth Fund	0.90
Timpani SMID Growth Fund	0.95
Growth Fund	0.93
Growth and Income Fund	0.68
Dividend Growth Fund	1.00
Select Fund	1.00
International Growth Fund	1.00
Evolving World Growth Fund	1.10
Global Equity Fund	1.00
Global Opportunities Fund	1.00
International Small Cap Growth Fund	0.95
Total Return Bond Fund	0.45
High Income Opportunities Fund	0.60
Short-Term Bond Fund	0.30

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund's investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund's average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index ("Index"), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund's Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund's first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/- 0.30% of the Fund's average daily net assets over the performance measurement period. The performance adjustment rate is divided by twelve and multiplied by the Fund's average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Each Fund may invest in shares of the Timpani Small Cap Growth Fund ("SCG"), Timpani SMID Growth Fund ("SMID") or Short Term Bond Fund ("STBF"). Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund equal to the advisory fee paid by SCG, SMID or STBF, respectively, attributable to the Fund's investment in SCG, SMID or STBF, respectively, based on daily net assets. For the period ended April 30, 2023, the total advisory fees waived pursuant to such agreement were $489,246 for the Market Neutral Income Fund and are included in the Statements of Operations under the caption "Expense reductions".

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

As of April 30, 2023, the Market Neutral Income Fund had holdings of $330.8 million in STBF. During the period from November 1, 2022 through April 30, 2023, the Market Neutral Income Fund had no subscriptions or redemptions and earned $6.6 million in dividends.

Each Fund reimburses Calamos Advisors for a portion of compensation paid to the Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets through March 1, 2024 (except as noted) as follows:

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos Market Neutral Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Hedged Equity Fund	1.25%	2.00%	1.00%	—
Calamos Phineus Long/Short Fund	2.00%	2.75%	1.75%	—
Calamos Convertible Fund	1.75%	2.50%	1.50%	—
Calamos Global Convertible Fund	1.35%	2.10%	1.10%	—
Calamos Timpani Small Cap Growth Fund	1.30%	2.05%	1.05%	1.05% less the annual sub-transfer agency ratio*
Calamos Timpani SMID Growth Fund	1.35%	—	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Growth Fund	1.75%	2.50%	1.50%	—
Calamos Growth and Income Fund	1.75%	2.50%	1.50%	1.50% less the annual sub-transfer agency ratio*
Calamos Dividend Growth Fund	1.35%	2.10%	1.10%	—
Calamos Select Fund	1.15%	1.90%	0.90%	—
Calamos International Growth Fund(1)	1.10%	1.85%	0.85%	0.85% less the annual sub-transfer agency ratio*
Calamos Evolving World Growth Fund	1.30%	2.05%	1.05%	—

www.calamos.com

Notes to Financial Statements   (Unaudited)

FUND	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R6 SHARES
Calamos Global Equity Fund	1.40%	2.15%	1.15%	1.15% less the annual sub-transfer agency ratio*
Calamos Global Opportunities Fund	1.22%	1.97%	0.97%	—
Calamos International Small Cap Growth Fund(2)	1.35%	2.10%	1.10%	1.10% less the annual sub-transfer agency ratio*
Calamos Total Return Bond Fund	0.90%	1.65%	0.65%	—
Calamos High Income Opportunities Fund	1.00%	1.75%	0.75%	—
Calamos Short-Term Bond Fund	0.65%	—	0.40%	—

*  The annual sub-transfer agency ratio is equal to the aggregate sub-transfer agency expenses common to the other share classes of the Fund divided by the aggregated average annual net assets of the Fund's other share classes.

(1)  For the Period April 1, 2023 through March 31, 2024, Class A Shares 1.20%, Class C Shares 1.95%, Class I Shares 0.95%, Class R6 Shares 0.95% less the annual sub-transfer agency ratio.

(2)  The Contractual limitation is through March 31, 2025 for the Calamos International Small Cap Growth Fund.

For the period ended April 30, 2023, Calamos Advisors waived or absorbed the following expenses:

FUND	AMOUNT
Market Neutral Income Fund	$489,246
Global Convertible Fund	192
Timpani Small Cap Growth Fund	123,730
Timpani SMID Growth Fund	50,615
Dividend Growth Fund	58,580
Select Fund	94,505
International Growth Fund	421,283
Evolving World Growth Fund	664,394
Global Equity Fund	68,071
Global Opportunities Fund	272,589
International Small Cap Growth Fund	110,143
Total Return Bond Fund	51,657
High Income Opportunities Fund	74,353

These amounts are included in the Statements of Operations under the caption "Expense reductions".

As Distributor, Calamos Financial Services LLC ("CFS") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby each Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund's Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund's Class C shares. No such fees are paid on each Fund's Class I or Class R6 shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund's Class A shares. During the period ended April 30, 2023, CFS received commissions and underwriting fees as follows:

FUND	AMOUNT
Market Neutral Income Fund	$6,985
Hedged Equity Fund	1,191
Phineus Long/Short Fund	20,135

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

FUND	AMOUNT
Convertible Fund	$4,108
Timpani Small Cap Growth Fund	8,180
Growth Fund	16,788
Growth and Income Fund	43,999
Dividend Growth Fund	440
Select Fund	470
International Growth Fund	809
Evolving World Growth Fund	4,042
Global Equity Fund	346
Global Opportunities Fund	1,998
Total Return Bond Fund	14
High Income Opportunities Fund	641
Short-Term Bond Fund	26

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Trust's Statement of Additional Information contains additional information about the Trust's Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

As of April 30, 2023, certain affiliates of Calamos Advisors held material investments in the Funds as follows:

FUND	PERCENTAGE
Timpani SMID Growth Fund	66%
Select Fund	34
Global Equity Fund	30
International Small Cap Growth Fund	67
High Income Opportunities Fund	34

As of April 30, 2023, the Market Neutral Income Fund held 88.4% of the outstanding shares of Short Term Bond Fund.

The Trust has adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

At April 30, 2023, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Market Neutral Income Fund	$144,245
Convertible Fund	146,434
Growth Fund	709,772
Growth and Income Fund	306,480
Select Fund	76,092
International Growth Fund	47,895
Evolving World Growth Fund	14,113
Global Equity Fund	24,566

www.calamos.com

Notes to Financial Statements   (Unaudited)

FUND	AMOUNT
Global Opportunities Fund	$115,261
Total Return Bond Fund	27,643
High Income Opportunities Fund	83,853

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at April 30, 2023.

Interfund Lending Program and Joint Credit Agreement

The SEC has granted an exemptive order to the Funds permitting the Funds to participate in an interfund lending facility whereby participating Funds may directly lend to and borrow money from each other (an "Interfund Loan") for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities "fails," resulting in an unanticipated cash shortfall) (the "InterFund Program"). The InterFund Program is subject to a number of conditions, which are discussed in detail in the Funds' Statement of Additional Information. Any loan made through the InterFund Program is expected to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The duration of an InterFund Loan will be limited to the time required to receive payment for securities sold, but in no event more than seven days. In addition, each InterFund Loan may be called on one business day's notice by a lending Fund and may be repaid on any day by a borrowing Fund. No Interfund Loans were made during the period.

On April 30, 2021, the Trust, on behalf of the Funds, entered into a $50,000,000 Demand Discretionary Credit Agreement with State Street Bank and Trust Company (the "Credit Agreement"). Effective May 10, 2022, International Small Cap Fund was added to the Credit Agreement. On November 30, 2022, the Credit Agreement was increased to $100,000,000. Each Fund may borrow under the Credit Agreement to meet shareholder redemptions and for other lawful temporary purposes. Borrowing results in interest expense and other fees and expenses, which may increase a Fund's net expenses and reduce a Fund's return. In addition, borrowing by a Fund may create leverage by increasing a Fund's investment exposure. This will result in changes in a Fund's net asset value, either positive or negative, being greater than it would have been if the Fund had not borrowed. Administration, legal, and arrangement fees, if applicable, under the Credit Agreement are allocated among Funds based upon factors deemed relevant by Calamos Advisors and the Board of each Fund, while fees on any amounts drawn by a Fund under the Credit Agreement are borne by that Fund. At April 30, 2023, there were no borrowings under the Credit Agreement. Please see the supplement to the Prospectus and Statement of Additional Information for more information about the Credit Agreement.

Note 3 – Investments

In December 2020, the SEC adopted Rule 2a-5 under the 1940 Act, establishing requirements to determine fair value in good faith for purposes of the 1940 Act. The rule permits fund boards to designate a fund's investment adviser to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are "readily available" for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth recordkeeping requirements associated with fair value determinations. The compliance date for Rule 2a-5 and Rule 31a-4 was September 8, 2022. Effective June 29, 2022 and pursuant to the requirements of Rule 2a-5, the Trust's Board of Trustees designated Calamos Advisors as its valuation designee to perform fair value determinations and approved new Advisor Valuation Procedures for the Trust.

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2023 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Market Neutral Income Fund	$—	$1,661,442,314	$—	$4,068,251,648
Hedged Equity Fund	—	53,927,626	—	122,780,661
Phineus Long/Short Fund	—	559,896,144	—	579,996,844
Convertible Fund	—	135,522,446	—	245,162,013
Global Convertible Fund	—	12,959,364	—	27,783,765

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Timpani Small Cap Growth Fund	$—	$311,484,471	$—	$345,254,982
Timpani SMID Growth Fund	—	20,508,953	—	20,210,038
Growth Fund	—	314,700,857	—	365,155,785
Growth and Income Fund	—	225,002,591	25,097,100	328,572,564
Dividend Growth Fund	—	1,165,543	—	4,126,910
Select Fund	—	12,657,744	—	13,502,964
International Growth Fund	—	149,747,652	—	133,293,522
Evolving World Growth Fund	—	306,174,944	—	227,256,740
Global Equity Fund	—	30,077,194	—	33,269,420
Global Opportunities Fund	—	79,152,803	3,149,748	84,316,445
International Small Cap Growth Fund	—	1,824,592	—	1,236,654
Total Return Bond Fund	6,512,010	2,174,085	5,749,542	4,497,350
High Income Opportunities Fund	—	4,271,492	—	6,904,828
Short-Term Bond Fund	9,781,230	75,204,409	4,815,664	69,248,200

The following information is presented on a federal income tax basis as of April 30, 2023. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

The cost basis of investments for federal income tax purposes at April 30, 2023 was as follows*:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Market Neutral Income Fund	$10,386,588,295	$2,725,708,328	$(1,491,386,207)	$1,234,322,121
Hedged Equity Fund	441,356,072	129,799,401	(21,617,036)	108,182,365
Phineus Long/Short Fund	544,444,609	59,814,003	(52,796,314)	7,017,689
Convertible Fund	982,904,609	69,849,707	(81,255,294)	(11,405,587)
Global Convertible Fund	146,213,133	8,350,111	(25,865,656)	(17,515,545)
Timpani Small Cap Growth Fund	233,051,058	58,191,747	(3,793,166)	54,398,581
Timpani SMID Growth Fund	14,012,009	2,984,547	(242,522)	2,742,025
Growth Fund	835,428,577	371,340,757	(20,022,733)	351,318,024
Growth and Income Fund	1,344,875,966	905,615,719	(53,503,547)	852,112,172
Dividend Growth Fund	9,764,777	5,830,996	(232,607)	5,598,389
Select Fund	31,963,262	10,786,705	(367,824)	10,418,881
International Growth Fund	192,899,552	39,931,496	(4,514,626)	35,416,870
Evolving World Growth Fund	452,427,723	46,294,081	(25,131,952)	21,162,129
Global Equity Fund	55,756,661	25,430,334	(304,606)	25,125,728
Global Opportunities Fund	183,878,606	45,882,561	(3,190,058)	42,692,503
International Small Cap Growth Fund	2,221,904	202,407	(107,156)	95,251
Total Return Bond Fund	37,555,623	162,435	(3,414,214)	(3,251,779)
High Income Opportunities Fund	40,039,052	226,171	(4,442,041)	(4,215,870)
Short-Term Bond Fund	396,248,125	1,644,290	(11,314,431)	(9,670,141)

*  Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year's federal income tax information, please refer to the Notes to Financial Statements section in the Funds' most recent annual report.

www.calamos.com

Notes to Financial Statements   (Unaudited)

Note 4 – Income Taxes

The tax character of distributions for the period ended April 30, 2023 will be determined at the end of each Fund's current fiscal year. Distributions during the fiscal period ended October 31, 2022 were characterized for federal income tax purposes as follows:

	YEAR ENDED OCTOBER 31, 2022
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Market Neutral Income Fund	$67,150,312	$—	$—
Hedged Equity Fund	2,444,646	—	—
Phineus Long/Short Fund	—	—	—
Convertible Fund	54,892,564	157,564,258	—
Global Convertible Fund	17,366,007	15,769,528	391
Timpani Small Cap Growth Fund	—	—	—
Timpani SMID Growth Fund	334,328	2,149,114	14
Growth Fund	56,615,558	131,149,309	408
Growth and Income Fund	55,045,973	104,835,173	—
Dividend Growth Fund	58,287	1,401,097	—
Select Fund	1,439,973	2,430,611	—
International Growth Fund	13,108,287	29,479,859	—
Evolving World Growth Fund	3,175,671	—	—
Global Equity Fund	1,770,057	11,645,249	—
Global Opportunities Fund	5,452,181	9,656,929	178
International Small Cap Growth Fund	—	—	—
Total Return Bond Fund	1,140,747	721,123	—
High Income Opportunities Fund	1,970,290	—	—
Short-Term Bond Fund	6,304,329	—	—

As of October 31, 2022, the components of accumulated earnings/(loss) on a tax basis were as follows:

	MARKET NEUTRAL INCOME FUND	HEDGED EQUITY FUND	PHINEUS LONG/SHORT FUND	CONVERTIBLE FUND	GLOBAL CONVERTIBLE FUND
Undistributed ordinary income	$71,342,750	$1,832,412	$229,385	$3,809,627	$—
Undistributed capital gains	—	—	—	—	—
Total undistributed earnings	71,342,750	1,832,412	229,385	3,809,627	—
Accumulated capital and other losses	(190,021,975)	(65,097,157)	(13,429,764)	(1,756,920)	(3,519,933)
Net unrealized gains/(losses)	283,817,978	84,607,184	11,033,935	(21,352,545)	(30,325,218)
Total accumulated earnings/(losses)	165,138,753	21,342,439	(2,166,444)	(19,299,838)	(33,845,151)
Other	(94,341)	286,851	(1,975,252)	(112,869)	(14,628)
Paid-in-capital	15,899,429,615	567,235,201	788,766,108	1,035,889,888	165,749,454
Net assets applicable to common shareholders	$16,064,474,027	$588,864,491	$784,624,412	$1,016,477,181	$131,889,675

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND	TIMPANI SMID GROWTH FUND	GROWTH FUND	GROWTH AND INCOME FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$—	$—	$—	$8,122,160	$32,236
Undistributed capital gains	—	—	—	61,852,615	—
Total undistributed earnings	—	—	—	69,974,775	32,236
Accumulated capital and other losses	(124,740,114)	(2,431,448)	(11,704,895)	(7,208,776)	—
Net unrealized gains/(losses)	51,718,336	2,131,583	285,896,780	772,815,646	5,445,067
Total accumulated earnings/(losses)	(73,021,778)	(299,865)	274,191,885	835,581,645	5,477,303
Other	9,640	378	(99,356)	(8,824,085)	—
Paid-in-capital	415,567,162	17,457,836	884,921,215	1,451,289,977	12,100,797
Net assets applicable to common shareholders	$342,555,024	$17,158,349	$1,159,013,744	$2,278,047,537	$17,578,100
	SELECT FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND	GLOBAL OPPORTUNITIES FUND
Undistributed ordinary income	$—	$—	$3,554,132	$89,726	$—
Undistributed capital gains	1,053,180	—	—	3,033,133	—
Total undistributed earnings	1,053,180	—	3,554,132	3,122,859	—
Accumulated capital and other losses	—	(14,636,068)	(87,197,640)	(320,118)	(9,888,152)
Net unrealized gains/(losses)	9,580,337	1,919,328	(29,603,957)	16,783,221	20,118,424
Total accumulated earnings/(losses)	10,633,517	(12,716,740)	(113,247,465)	19,585,962	10,230,272
Other	(101,243)	(69,489)	(174,685)	(84,937)	(325,382)
Paid-in-capital	31,925,141	186,619,620	472,322,561	53,916,136	201,815,940
Net assets applicable to common shareholders	$42,457,415	$173,833,391	$358,900,411	$73,417,161	$211,720,830

	INTERNATIONAL SMALL CAP GROWTH FUND	TOTAL RETURN BOND FUND	HIGH INCOME OPPORTUNITIES FUND	SHORT-TERM BOND FUND
Undistributed ordinary income	$4,327	$71,999	$26,382	$2,032,199
Undistributed capital gains	—	—	—	—
Total undistributed earnings	4,327	71,999	26,382	2,032,199
Accumulated capital and other losses	(287,436)	(400,041)	(11,035,668)	(4,697,937)
Net unrealized gains/(losses)	(195,938)	(5,586,557)	(5,403,955)	(23,803,464)
Total accumulated earnings/(losses)	(479,047)	(5,914,599)	(16,413,241)	(26,469,202)
Other	—	(105,638)	(114,643)	366,993
Paid-in-capital	2,247,334	39,852,849	52,923,663	385,138,302
Net assets applicable to common shareholders	$1,768,287	$33,832,612	$36,395,779	$359,036,093

The following Funds had capital loss carryforwards for the period ended October 31, 2022, with no expiration date, available to offset future realized capital gains:

Fund	Short-Term	Long-Term
Market Neutral Income Fund	$126,875,589	$—
Hedged Equity Fund	31,075,334	33,767,238
Phineus Long/Short Fund	12,413,147	—
Global Converitble Fund	3,518,542	—
Timpani Small Cap Growth Fund	124,740,114	—
Timpani SMID Growth Fund	2,431,448	—
Growth Fund	744,551	—
International Growth Fund	14,502,363	—
Evolving World Growth Fund	87,197,640	—
Global Opportunities Fund	9,698,578	—

www.calamos.com

Notes to Financial Statements   (Unaudited)

Fund	Short-Term	Long-Term
International Small Cap Growth Fund	$287,436	$—
Total Return Bond Fund	354,549	45,492
High Income Opportunities Fund	1,250,326	9,785,342
Short-Term Bond Fund	2,928,815	1,769,122

The capital loss carryforwards utilized in the year ended October 31, 2022 in Market Neutral Income Fund and Hedged Equity Fund are $650,148,958 and $19,784,970, respectively.

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

Note 6 – Derivative Investments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between a Fund and the counterparty and the amount of collateral due from a Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, a Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among a Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that a Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to a Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. A Fund's net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of April 30, 2023, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2023, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments.

As of April 30, 2023, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$588,478	$275,380
Purchased Options(2)	47,073,635	—
Written Options(3)	—	419,499,100
	$47,662,113	$419,774,480
	HEDGED EQUITY FUND
Gross amounts at fair value:
Purchased Options(2)	$1,499,125	$—
Written Options(3)	—	22,281,425
	$1,499,125	$22,281,425
	PHINEUS LONG/SHORT FUND
Gross amounts at fair value:
Purchased Options(2)	$2,441,092	$—
Written Options(3)	—	2,105,700
	$2,441,092	$2,105,700

www.calamos.com

Notes to Financial Statements   (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$46,092	$—
Purchased Options(2)	410,000	—
	$456,092	$—
	GLOBAL CONVERTIBLE FUND
Gross amounts at fair value:
Purchased Options(2)	$230,846	$—
	$230,846	$—
	GROWTH FUND
Gross amounts at fair value:
Futures contracts(5)	$66,802	$—
Purchased Options(2)	590,625	—
Written Options(3)	—	580,648
	$657,427	$580,648
	GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased Options(2)	$4,434,823	$—
Written Options(3)	—	455,463
	$4,434,823	$455,463
	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$177,669	$141,160
Purchased Options(2)	182,391	—
	$360,060	$141,160
	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Purchased Options(2)	$2,815,561	$—
	$2,815,561	$—
	GLOBAL OPPORTUNITIES FUND
Gross amounts at fair value:
Purchased Options(2)	$206,515	$—
	$206,515	$—
	TOTAL RETURN BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$24,741	$—
	$24,741	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	SHORT-TERM BOND FUND
Gross amounts at fair value:
Futures contracts(5)	$498,649	$—
	$498,649	$—

The following table presents the outstanding derivative contracts, organized by counterparty, that are subject to enforceable master netting agreements as of April 30, 2023:

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES
MARKET NEUTRAL INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
State Street Bank and Trust	ISDA	$588,478	$275,380	$—	$313,098	$—
		$588,478	$275,380	$—	$313,098	$—
INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL	NET AMOUNT RECEIVABLE IN THE EVENT	NET AMOUNT PAYABLE IN THE EVENT
Counterparty		ASSETS	LIABILITIES	PLEDGED	OF DEFAULT	OF DEFAULT
Northern Trust Company	ISDA	$177,669	$—	$—	$177,669	$—
State Street Bank and Trust	ISDA	—	141,160	—	—	141,160
		$177,669	$141,160	$—	$177,669	$141,160

For the period ended April 30, 2023, the volume of derivative activity for the Fund is reflected below:*

FUND	FORWARD CONTRACTS(1)	PURCHASED OPTIONS(2)	FUTURES CONTRACTS(5)	WRITTEN OPTIONS(3)	SWAPS(4)
Market Neutral Income Fund	229,916,808	154,481	—	104,805	23,144,332
Hedged Equity Fund	—	9,250	—	5,070	—
Phineus Long/Short Fund	—	408,720	—	380,810	—
Convertible Fund	11,584,115	537	—	—	—
Global Convertible Fund	—	218	—	—	—
Growth Fund	—	30,195	72	27,625	—
Growth and Income Fund	2,416,128	120,167	—	1,660	—
Dividend Growth Fund	—	10	—	—	—
International Growth Fund	35,899,897	9,141	—	—	—
Evolving World Growth Fund	—	49,187	—	—	—
Global Equity Fund	—	367	—	—	—
Global Opportunities Fund	—	8,060	—	—	—
Total Return Bond Fund	—	—	37	—	—
Short-Term Bond Fund	—	—	576	—	—

*  Activity during the period is measured by opened number of contracts for options purchased or written, opened foreign currency contracts (measured in notional), opened number of contracts for futures contracts, and opened total return swaps (measured in notional).

(1)  Generally, the Statement of Assets and Liabilities location for Forward contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)  Generally, the Statement of Assets and Liabilities location for Purchased Options is Investments in securities, at value.

(3)  Generally, the Statement of Assets and Liabilities location for Written Options is Options written, at value.

(4)  Generally, the Statement of Assets and Liabilities location for Swap contracts is Unrealized appreciation on total return swaps for asset derivatives and Unrealized depreciation on total return swaps for liability derivatives.

(5)  Generally, the Statement of Assets and Liabilities location for Futures contracts is Variation margin on open futures contracts for asset derivatives and Variation margin on open futures contracts for liability derivatives.

www.calamos.com

Notes to Financial Statements   (Unaudited)

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks through the Securities Loan Agreements. In Securities Loan Agreements, the "collateral" are the loaned securities themselves. Additionally, the set-off and netting provisions of a Securities Loan Agreement may not extend to the obligations of the counterparty's affiliates or across varying types of transactions.. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The additional return is disclosed on a net basis as Securities lending income in the Statement of Operations. Upon receipt of cash or cash equivalent collateral, the Funds' securities lending agent invests any cash collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds will pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds' security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

The following table indicates the total amount of securities loaned by asset class, reconciled to the gross liability payable upon return of the securities loaned by the Funds as of April 30, 2023.

	AMOUNT OF COLLATERAL HELD IN SHORT TERM INVESTMENTS AND RESTRICTED	AMOUNT OF NON-CASH	TOTAL	VALUE OF SECURITIES ON LOAN TO BROKER-DEALERS AND BANKS BY ASSET CLASS ON LOAN			EXCESS AMOUNT DUE TO/(FROM)
FUND	CASH	COLLATERAL	COLLATERAL	EQUITY	FIXED INCOME	TOTAL	COUNTERPARTY
Market Neutral Income Fund	$136,123,827	$110,494,602	$246,618,429	$148,701,491	$92,707,005	$241,408,496	$5,209,933
Hedged Equity Fund	254,145	12,959,530	13,213,675	12,936,097	—	12,936,097	277,578
Phineus Long/Short Fund	—	11,401,701	11,401,701	11,170,967	—	11,170,967	230,734
Convertible Fund	79,183,955	11,844,186	91,028,141	8,037,392	81,087,866	89,125,258	1,902,883
Global Convertible Fund	4,882,848	—	4,882,848	—	4,781,614	4,781,614	101,234
Growth Fund	8,907,549	47,491,174	56,398,723	55,222,474	—	55,222,474	1,176,249
Growth and Income Fund	39,269,000	41,602,461	80,871,461	42,593,094	36,625,549	79,218,643	1,652,818
Dividend Growth Fund	45,804	256,934	302,738	296,635	—	296,635	6,103
Select Fund	—	1,116,250	1,116,250	1,093,831	—	1,093,831	22,419
International Growth Fund	9,758,982	5,233,791	14,992,773	14,374,362	—	14,374,362	618,411
Evolving World Growth Fund	4,939,764	7,725,273	12,665,037	10,768,732	1,325,876	12,094,608	570,429
Global Equity Fund	3,668,620	1,499,046	5,167,666	4,984,307	—	4,984,307	183,359
Global Opportunities Fund	10,388,054	4,328,437	14,716,491	8,059,229	6,216,927	14,276,156	440,335
Total Return Bond Fund	1,349,748	240,943	1,590,691	—	1,558,122	1,558,122	32,569
High Income Opportunities Fund	1,958,960	164,830	2,123,790	—	2,080,005	2,080,005	43,785
Short-Term Bond Fund	16,119,021	12,876,601	28,995,622	—	28,402,416	28,402,416	593,206

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

Note 8 – Fair Value Measurements

Various inputs are used to determine the value of the Funds' investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including the Funds' own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund's investments.

The following is a summary of the inputs used in valuing the Funds' holdings at fair value:

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$5,528,115,283	$—	$5,528,115,283
Corporate Bonds	—	231,044,126	—	231,044,126
Convertible Preferred Stocks	146,444,895	59,752,446	—	206,197,341
Common Stocks	7,892,497,048	—	—	7,892,497,048
Exchange-Traded Funds	154,660,659	—	—	154,660,659
Investments in Affiliated Funds	330,803,551	—	—	330,803,551
Warrants	7,345,963	—	—	7,345,963
Rights	402,880	—	—	402,880
Purchased Options	25,975,088	21,098,547	—	47,073,635
Investment of Cash Collateral For Securities Loaned	—	136,123,827	—	136,123,827
Forward Foreign Currency Contracts	—	588,478	—	588,478
Total	$8,558,130,084	$5,976,722,707	$—	$14,534,852,791
Liabilities:
Common Stocks Sold Short	$2,469,570,887	$24,283,910	$—	$2,493,854,797
Written Options	419,499,100	—	—	419,499,100
Forward Foreign Currency Contracts	—	275,380	—	275,380
Total	$2,889,069,987	$24,559,290	$—	$2,913,629,277

www.calamos.com

Notes to Financial Statements   (Unaudited)

	HEDGED EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$559,830,281	$—	$—	$559,830,281
Exchange-Traded Funds	5,348,444	—	—	5,348,444
Convertible Bonds	—	4,887,867	—	4,887,867
Purchased Options	1,499,125	—	—	1,499,125
Investment of Cash Collateral For Securities Loaned	—	254,145	—	254,145
Total	$566,677,850	$5,142,012	$—	$571,819,862
Liabilities:
Written Options	$22,281,425	$—	$—	$22,281,425
Total	$22,281,425	$—	$—	$22,281,425
	PHINEUS LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$798,951,409	$12,870,038	$—	$811,821,447
Purchased Options	2,441,092	—	—	2,441,092
Total	$801,392,501	$12,870,038	$—	$814,262,539
Liabilities:
Common Stocks Sold Short	$96,402,191	$—	$—	$96,402,191
Exchange-Traded Fund Sold Short	164,292,350	—	—	164,292,350
Written Options	2,105,700	—	—	2,105,700
Total	$262,800,241	$—	$—	$262,800,241
	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$792,222,802	$—	$792,222,802
Convertible Preferred Stocks	85,077,390	14,604,875	—	99,682,265
Purchased Options	410,000	—	—	410,000
Investment of Cash Collateral For Securities Loaned	—	79,183,955	—	79,183,955
Forward Foreign Currency Contracts	—	46,092	—	46,092
Total	$85,487,390	$886,057,724	$—	$971,545,114
	GLOBAL CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$115,906,075	$—	$115,906,075
Convertible Preferred Stocks	6,111,836	566,669	—	6,678,505
U.S. Government and Agency Securities	—	992,624	—	992,624
Purchased Options	230,846	—	—	230,846
Investment of Cash Collateral For Securities Loaned	—	4,889,538	—	4,889,538
Total	$6,342,682	$122,354,906	$—	$128,697,588
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$287,449,639	$—	$—	$287,449,639
Total	$287,449,639	$—	$—	$287,449,639
	TIMPANI SMID GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$16,754,034	$—	$—	$16,754,034
Total	$16,754,034	$—	$—	$16,754,034
	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$1,173,151,278	$—	$—	$1,173,151,278
Exchange-Traded Funds	4,610,995	—	—	4,610,995
Purchased Options	590,625	—	—	590,625
Investment of Cash Collateral For Securities Loaned	—	8,907,549	—	8,907,549
Futures Contracts	66,802	—	—	66,802
Total	$1,178,419,700	$8,907,549	$—	$1,187,327,249
Liabilities:
Written Options	$580,648	$—	$—	$580,648
Total	$580,648	$—	$—	$580,648
	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$312,105,423	$—	$312,105,423
Convertible Preferred Stocks	88,870,684	37,209,061	—	126,079,745
Common Stocks	1,662,124,781	4,501,604	—	1,666,626,385
U.S. Government and Agency Securities	—	48,928,225	—	48,928,225
Purchased Options	4,434,823	—	—	4,434,823
Investment of Cash Collateral For Securities Loaned	—	39,269,000	—	39,269,000
Total	$1,755,430,288	$442,013,313	$—	$2,197,443,601
Liabilities:
Written Options	$455,463	$—	$—	$455,463
Total	$455,463	$—	$—	$455,463
	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Preferred Stocks	$77,324	$—	$—	$77,324
Common Stocks	15,095,318	—	—	15,095,318
Exchange-Traded Funds	144,720	—	—	144,720
Investment of Cash Collateral For Securities Loaned	—	45,804	—	45,804
Total	$15,317,362	$45,804	$—	$15,363,166

www.calamos.com

Notes to Financial Statements   (Unaudited)

	SELECT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$42,382,143	$—	$—	$42,382,143
Total	$42,382,143	$—	$—	$42,382,143
	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$39,788,098	$178,586,951	$—	$218,375,049
Purchased Options	182,391	—	—	182,391
Investment of Cash Collateral For Securities Loaned	—	9,758,982	—	9,758,982
Forward Foreign Currency Contracts	—	177,669	—	177,669
Total	$39,970,489	$188,523,602	$—	$228,494,091
Liabilities:
Forward Foreign Currency Contracts	$—	$141,160	$—	$141,160
Total	$—	$141,160	$—	$141,160
	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$72,786,566	$—	$72,786,566
Common Stocks	86,990,626	306,057,335	—	393,047,961
Purchased Options	2,815,561	—	—	2,815,561
Investment of Cash Collateral For Securities Loaned	—	4,939,764	—	4,939,764
Total	$89,806,187	$383,783,665	$—	$473,589,852
	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$46,614,369	$30,599,400	$—	$77,213,769
Investment of Cash Collateral For Securities Loaned	—	3,668,620	—	3,668,620
Total	$46,614,369	$34,268,020	$—	$80,882,389
	GLOBAL OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$61,269,313	$—	$61,269,313
Convertible Preferred Stocks	4,518,594	—	—	4,518,594
Common Stocks	91,020,391	55,299,914	—	146,320,305
U.S. Government and Agency Securities	—	3,868,328	—	3,868,328
Purchased Options	206,515	—	—	206,515
Investment of Cash Collateral For Securities Loaned	—	10,388,054	—	10,388,054
Total	$95,745,500	$130,825,609	$—	$226,571,109

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks	$434,828	$1,882,327	$—	$2,317,155
Total	$434,828	$1,882,327	$—	$2,317,155
	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$13,694,806	$—	$13,694,806
Bank Loans	—	2,845,181	—	2,845,181
Sovereign Bond	—	340,480	—	340,480
U.S. Government and Agency Securities	—	13,049,047	—	13,049,047
Residential Mortgage Backed Securities	—	584,053	—	584,053
Asset Backed Securities	—	2,415,788	—	2,415,788
Investment Of Cash Collateral For Securities Loaned	—	1,349,748	—	1,349,748
Long Future	24,741	—	—	24,741
Total	$24,741	$34,279,103	$—	$34,303,844
	HIGH INCOME OPPORTUNITIES FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$28,552,073	$—	$28,552,073
Convertible Bonds	—	246,078	—	246,078
Bank Loans	—	4,327,995	—	4,327,995
Common Stocks	379,354	—	—	379,354
Warrants	1	—	—	1
Convertible Preferred Stocks	—	13,000	—	13,000
Preferred Stocks	177,426	75,520	—	252,946
Asset Backed Securities	—	92,775	—	92,775
Investment of Cash Collateral For Securities Loaned	—	1,958,960	—	1,958,960
Total	$556,781	$35,266,401	$—	$35,823,182
	SHORT-TERM BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$215,170,008	$—	$215,170,008
U.S. Government and Agency Securities	—	24,881,093	—	24,881,093
Sovereign Bonds	—	5,034,240	—	5,034,240
Bank Loans	—	34,719,676	—	34,719,676
Asset Backed Securities	—	70,641,846	—	70,641,846
Municipal Obligations	—	15,999,461	—	15,999,461
Residential Mortgage Backed Securities	—	3,513,990	—	3,513,990
Investment of Cash Collateral For Securities Loaned	—	16,119,021	—	16,119,021
Futures Contracts	498,649	—	—	498,649
Total	$498,649	$386,079,335	$—	$386,577,984

www.calamos.com

Notes to Financial Statements   (Unaudited)

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds for the Six Months ended April 30, 2023:

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,691,916	$94,462,445	120,938	$1,621,898	910,389	$13,727,900
Shares issued as reinvestment of distributions	496,526	6,932,042	11,279	148,884	—	—
Less shares redeemed	(21,314,993)	(301,200,129)	(793,481)	(10,582,601)	(509,625)	(7,698,285)
Net increase (decrease)	(14,126,551)	$(199,805,642)	(661,264)	$(8,811,819)	400,764	$6,029,615
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	477,607	$6,759,060	53,089	$693,733	291,154	$4,192,894
Shares issued as reinvestment of distributions	74,567	1,046,917	1,760	22,724	—	—
Less shares redeemed	(3,283,387)	(46,674,917)	(58,249)	(758,900)	(152,658)	(2,212,398)
Net increase (decrease)	(2,731,213)	$(38,868,940)	(3,400)	$(42,443)	138,496	$1,980,496
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,686,828	$1,418,268,103	6,477,964	$86,577,270	16,269,117	$250,534,050
Shares issued as reinvestment of distributions	7,261,367	100,226,928	239,057	3,159,186	15,148	228,127
Less shares redeemed	(257,294,383)	(3,590,277,351)	(11,428,082)	(153,025,788)	(9,465,490)	(145,385,687)
Net increase (decrease)	(148,346,188)	$(2,071,782,320)	(4,711,061)	$(63,289,332)	6,818,775	$105,376,490
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	217,225	$3,040,869	—	$—	—	$—
Shares issued as reinvestment of distributions	17,350	239,762	—	—	—	—
Less shares redeemed	(156,817)	(2,198,516)	—	—	—	—
Net increase (decrease)	77,758	$1,082,115	—	$—	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	742,829	$14,003,032	57,369	$579,923	138,477	$3,423,005
Shares issued as reinvestment of distributions	75,940	1,409,141	—	—	—	—
Less shares redeemed	(2,396,497)	(45,193,713)	(322,160)	(3,184,914)	(187,435)	(4,640,162)
Net increase (decrease)	(1,577,728)	$(29,781,540)	(264,791)	$(2,604,991)	(48,958)	$(1,217,157)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	191,724	$3,499,536	10,777	$104,601	23,388	$587,682
Shares issued as reinvestment of distributions	7,504	135,456	—	—	—	—
Less shares redeemed	(411,253)	(7,508,509)	(51,828)	(495,557)	(15,156)	(382,729)
Net increase (decrease)	(212,025)	$(3,873,517)	(41,051)	$(390,956)	8,232	$204,953
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,846,301	$142,974,114	2,737,861	$27,421,586	2,049,784	$52,319,141
Shares issued as reinvestment of distributions	313,341	4,970,801	—	—	—	—
Less shares redeemed	(12,302,077)	(197,982,653)	(3,913,375)	(38,747,854)	(3,069,960)	(78,413,195)
Net increase (decrease)	(3,142,435)	$(50,037,738)	(1,175,514)	$(11,326,268)	(1,020,176)	$(26,094,054)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	93,216	$2,410,583
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(19,104)	(480,079)
Net increase (decrease)	—	$—	—	$—	74,112	$1,930,504

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Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,118	$29,761	287,177	$8,227,226	706,384	$26,937,009
Shares issued as reinvestment of distributions	—	—	—	—	1,016,223	37,549,429
Less shares redeemed	(642)	(6,300)	(2,122,126)	(61,055,733)	(2,097,474)	(80,237,683)
Net increase (decrease)	2,476	$23,461	(1,834,949)	$(52,828,507)	(374,867)	$(15,751,245)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	18,376	$206,574	139,943	$5,405,712
Shares issued as reinvestment of distributions	—	—	—	—	72,707	2,706,158
Less shares redeemed	—	—	(278,069)	(3,136,743)	(289,479)	(11,154,738)
Net increase (decrease)	—	$—	(259,693)	$(2,930,169)	(76,829)	$(3,042,868)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	135,272	$1,324,065	131,547	$5,769,254	1,660,802	$60,320,484
Shares issued as reinvestment of distributions	—	—	—	—	1,009,959	35,459,673
Less shares redeemed	(65,986)	(619,784)	(402,532)	(17,483,270)	(3,456,246)	(125,549,288)
Net increase (decrease)	69,286	$704,281	(270,985)	$(11,714,016)	(785,485)	$(29,769,131)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	292,267	$10,396,504
Shares issued as reinvestment of distributions	—	—	—	—	17,893	628,390
Less shares redeemed	—	—	—	—	(46,012)	(1,664,723)
Net increase (decrease)	—	$—	—	$—	264,148	$9,360,171

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	48,742	$655,538	13,413	$210,116	178,773	$3,076,470
Shares issued as reinvestment of distributions	1,525	20,483	18,659	285,851	—	—
Less shares redeemed	(54,303)	(744,463)	(42,811)	(678,613)	(462,987)	(7,874,498)
Net increase (decrease)	(4,036)	$(68,442)	(10,739)	$(182,646)	(284,214)	$(4,798,028)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	13,765	$179,176	163	$2,263	6,864	$98,266
Shares issued as reinvestment of distributions	364	4,659	347	4,429	—	—
Less shares redeemed	(10,868)	(144,064)	(3,938)	(52,106)	(37,588)	(541,905)
Net increase (decrease)	3,261	$39,771	(3,428)	$(45,414)	(30,724)	$(443,639)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,524	$90,760	71,712	$1,139,271	2,743,547	$47,634,522
Shares issued as reinvestment of distributions	3,110	41,829	46,957	747,078	—	—
Less shares redeemed	(236,501)	(3,196,630)	(166,959)	(2,706,184)	(1,496,612)	(26,795,416)
Net increase (decrease)	(226,867)	$(3,064,041)	(48,290)	$(819,835)	1,246,935	$20,839,106
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	12,742	$233,006
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(35,085)	(622,660)
Net increase (decrease)	—	$—	—	$—	(22,343)	$(389,654)

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Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	338,545	$5,531,134	37,994	$444,163	574,829	$5,560,115
Shares issued as reinvestment of distributions	16,179	255,623	70,675	795,802	—	—
Less shares redeemed	(297,715)	(4,753,001)	(153,172)	(1,803,224)	(617,127)	(5,930,447)
Net increase (decrease)	57,009	$1,033,756	(44,503)	$(563,259)	(42,298)	$(370,332)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	22,352	$333,474	1,935	$18,552	89,997	$733,938
Shares issued as reinvestment of distributions	—	—	4,013	36,318	—	—
Less shares redeemed	(88,093)	(1,303,601)	(14,381)	(137,284)	(98,517)	(797,173)
Net increase (decrease)	(65,741)	$(970,127)	(8,433)	$(82,414)	(8,520)	$(63,235)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	8,593,581	$141,729,472	84,786	$1,055,868	1,760,936	$17,859,152
Shares issued as reinvestment of distributions	205,070	3,266,770	184,545	2,188,709	—	—
Less shares redeemed	(3,902,533)	(63,327,654)	(198,693)	(2,399,989)	(2,424,952)	(24,472,709)
Net increase (decrease)	4,896,118	$81,668,588	70,638	$844,588	(664,016)	$(6,613,557)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	6,358	$79,421	—	$—
Shares issued as reinvestment of distributions	—	—	40	477	—	—
Less shares redeemed	—	—	—	(5)	—	—
Net increase (decrease)	—	$—	6,398	$79,893	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,445	$28,000	74,746	$675,692	100,718	$749,519
Shares issued as reinvestment of distributions	10	77	26,582	238,464	104,968	776,502
Less shares redeemed	—	—	(259,200)	(2,337,205)	(300,155)	(2,224,600)
Net increase (decrease)	3,455	$28,077	(157,872)	$(1,423,049)	(94,469)	$(698,579)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	3,690	$28,189	1,793	$16,044	15,689	$124,030
Shares issued as reinvestment of distributions	23	182	752	6,740	1,633	12,913
Less shares redeemed	(3,708)	(29,884)	(20,726)	(184,826)	(6,631)	(53,454)
Net increase (decrease)	5	$(1,513)	(18,181)	$(162,042)	10,691	$83,489
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	66,184	$537,412	577,954	$5,167,727	209,905	$1,554,388
Shares issued as reinvestment of distributions	1,839	14,635	42,879	384,724	36,138	267,418
Less shares redeemed	—	—	(640,970)	(5,735,114)	(433,120)	(3,180,914)
Net increase (decrease)	68,023	$552,047	(20,137)	$(182,663)	(187,077)	$(1,359,108)
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	7	56	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	7	$56	—	$—	—	$—

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Notes to Financial Statements   (Unaudited)

	SHORT-TERM BOND FUND
Class A	Shares	Dollars
Shares sold	222,379	$2,081,956
Shares issued as reinvestment of distributions	7,026	65,802
Less shares redeemed	(81,754)	(768,431)
Net increase (decrease)	147,651	$1,379,327
Class C	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—
Class I	Shares	Dollars
Shares sold	925,105	$8,679,765
Shares issued as reinvestment of distributions	74,516	697,436
Less shares redeemed	(139,392)	(1,306,182)
Net increase (decrease)	860,229	$8,071,019
Class R6	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

The following table summarizes the activity in capital shares of the Funds for the Year ended October 31, 2022.

	MARKET NEUTRAL INCOME FUND		HEDGED EQUITY FUND		PHINEUS LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	33,416,629	$480,597,207	1,729,518	$24,861,744	1,367,804	$20,814,938
Shares issued as reinvestment of distributions	142,979	2,012,211	7,536	105,853	—	—
Less shares redeemed	(34,938,628)	(494,152,004)	(1,492,083)	(20,606,634)	(908,010)	(13,646,441)
Net increase (decrease)	(1,379,020)	$(11,542,586)	244,971	$4,360,963	459,794	$7,168,497
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,359,254	$77,840,039	216,029	$2,952,619	450,627	$6,512,659
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(5,149,618)	(73,465,291)	(82,788)	(1,125,448)	(217,039)	(3,146,259)
Net increase (decrease)	209,636	$4,374,748	133,241	$1,827,171	233,588	$3,366,400
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	449,267,900	$6,380,594,057	20,185,735	$282,931,966	27,530,365	$424,306,901
Shares issued as reinvestment of distributions	3,823,767	53,144,384	167,105	2,329,953	—	—
Less shares redeemed	(418,040,213)	(5,807,275,155)	(13,697,320)	(186,233,550)	(10,925,487)	(164,642,756)
Net increase (decrease)	35,051,454	$626,463,286	6,655,520	$99,028,369	16,604,878	$259,664,145
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,848,988	$183,489,735	—	$—	—	$—
Shares issued as reinvestment of distributions	39,768	546,242	—	—	—	—
Less shares redeemed	(10,288,626)	(139,203,963)	—	—	—	—
Net increase (decrease)	2,600,130	$44,832,014	—	$—	—	$—

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Notes to Financial Statements   (Unaudited)

	CONVERTIBLE FUND		GLOBAL CONVERTIBLE FUND		TIMPANI SMALL CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,958,928	$42,089,291	107,978	$1,306,291	476,181	$14,861,366
Shares issued as reinvestment of distributions	1,982,992	45,106,908	171,157	2,094,959	—	—
Less shares redeemed	(3,596,705)	(75,287,073)	(365,752)	(3,944,262)	(407,923)	(12,421,882)
Net increase (decrease)	345,215	$11,909,126	(86,617)	$(543,012)	68,258	$2,439,484
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	297,979	$6,194,650	59,674	$710,530	133,685	$4,567,938
Shares issued as reinvestment of distributions	372,254	8,282,648	57,982	688,248	—	—
Less shares redeemed	(1,043,405)	(21,404,792)	(123,280)	(1,363,701)	(41,821)	(1,205,095)
Net increase (decrease)	(373,172)	$(6,927,494)	(5,624)	$35,077	91,864	$3,362,843
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	18,061,409	$323,015,317	5,707,273	$64,103,440	8,060,814	$268,408,302
Shares issued as reinvestment of distributions	7,781,222	151,456,381	2,463,533	30,153,639	—	—
Less shares redeemed	(31,825,456)	(576,328,924)	(13,434,789)	(150,750,391)	(6,206,325)	(186,523,352)
Net increase (decrease)	(5,982,825)	$(101,857,226)	(5,263,983)	$(56,493,312)	1,854,489	$81,884,950
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	457,378	$15,496,235
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	(311,499)	(8,936,560)
Net increase (decrease)	—	$—	—	$—	145,879	$6,559,675

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	TIMPANI SMID GROWTH FUND		GROWTH FUND		GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	35,268	$377,269	805,432	$29,007,364	1,577,898	$67,773,292
Shares issued as reinvestment of distributions	1,258	17,064	3,649,882	141,615,426	1,671,502	74,377,578
Less shares redeemed	(15,295)	(153,848)	(3,891,971)	(134,061,085)	(3,742,633)	(157,611,231)
Net increase (decrease)	21,231	$240,485	563,343	$36,561,705	(493,233)	$(15,460,361)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	59,922	$882,302	549,078	$23,529,048
Shares issued as reinvestment of distributions	—	—	383,579	5,849,577	107,166	4,851,411
Less shares redeemed	—	—	(554,289)	(7,618,188)	(507,554)	(21,618,671)
Net increase (decrease)	—	$—	(110,788)	$(886,309)	148,690	$6,761,788
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	196,721	$2,271,211	245,554	$12,804,961	4,514,729	$183,580,235
Shares issued as reinvestment of distributions	177,113	2,419,370	483,617	28,480,183	1,699,167	71,724,554
Less shares redeemed	(172,744)	(2,005,300)	(897,150)	(47,276,537)	(5,762,414)	(228,175,183)
Net increase (decrease)	201,090	$2,685,281	(167,979)	$(5,991,393)	451,482	$27,129,606
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,006	$48,233	—	$—	384,521	$15,255,602
Shares issued as reinvestment of distributions	3,440	46,994	—	—	9,937	409,283
Less shares redeemed	—	—	—	—	(67,028)	(2,594,205)
Net increase (decrease)	7,446	$95,227	—	$—	327,430	$13,070,680

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Notes to Financial Statements   (Unaudited)

	DIVIDEND GROWTH FUND		SELECT FUND		INTERNATIONAL GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	101,442	$1,544,378	58,525	$1,017,078	598,449	$11,738,319
Shares issued as reinvestment of distributions	26,908	420,845	53,515	983,612	449,071	10,122,059
Less shares redeemed	(42,193)	(642,307)	(72,812)	(1,267,711)	(759,164)	(15,202,096)
Net increase (decrease)	86,157	$1,322,916	39,228	$732,979	288,356	$6,658,282
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	81,257	$1,126,742	979	$12,900	12,124	$219,252
Shares issued as reinvestment of distributions	10,240	153,491	4,089	63,375	33,222	628,226
Less shares redeemed	(41,410)	(598,268)	(42,908)	(639,915)	(49,244)	(858,782)
Net increase (decrease)	50,087	$681,965	(37,840)	$(563,640)	(3,898)	$(11,304)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	276,953	$4,136,647	166,871	$2,938,755	1,470,202	$30,576,518
Shares issued as reinvestment of distributions	56,033	876,353	145,162	2,762,434	1,294,238	30,388,703
Less shares redeemed	(179,350)	(2,683,777)	(272,265)	(4,921,169)	(2,524,778)	(53,119,293)
Net increase (decrease)	153,636	$2,329,223	39,768	$780,020	239,662	$7,845,928
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	260,145	$4,892,431
Shares issued as reinvestment of distributions	—	—	—	—	9,913	235,038
Less shares redeemed	—	—	—	—	(67,655)	(1,340,574)
Net increase (decrease)	—	$—	—	$—	202,403	$3,786,895
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND		GLOBAL OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	792,429	$14,519,997	163,327	$2,279,703	1,088,375	$12,903,771
Shares issued as reinvestment of distributions	8,171	165,063	201,704	3,080,018	503,552	5,816,024
Less shares redeemed	(717,551)	(13,643,363)	(293,951)	(4,102,636)	(1,529,480)	(17,020,570)
Net increase (decrease)	83,049	$1,041,697	71,080	$1,257,085	62,447	$1,699,225
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	54,708	$946,233	14,131	$158,930	340,975	$3,131,965
Shares issued as reinvestment of distributions	—	—	14,803	184,890	65,588	644,077
Less shares redeemed	(374,763)	(6,679,062)	(47,824)	(512,505)	(350,910)	(3,074,317)
Net increase (decrease)	(320,055)	$(5,732,829)	(18,890)	$(168,685)	55,653	$701,725
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	12,249,000	$224,001,306	178,242	$2,734,794	6,178,298	$71,792,097
Shares issued as reinvestment of distributions	146,559	2,986,867	607,155	9,732,703	673,478	8,081,729
Less shares redeemed	(13,482,472)	(252,789,560)	(1,903,888)	(30,858,817)	(6,062,855)	(67,904,821)
Net increase (decrease)	(1,086,913)	$(25,801,387)	(1,118,491)	$(18,391,320)	788,921	$11,969,005
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	1,079	17,305	—	—
Less shares redeemed	—	—	(8,911)	(132,150)	—	—
Net increase (decrease)	—	$—	(7,832)	$(114,845)	—	$—

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Notes to Financial Statements   (Unaudited)

	INTERNATIONAL SMALL CAP GROWTH FUND(a)		TOTAL RETURN BOND FUND		HIGH INCOME OPPORTUNITIES FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,678	$15,000	123,447	$1,211,083	252,917	$2,033,928
Shares issued as reinvestment of distributions	—	—	64,636	637,786	171,917	1,343,273
Less shares redeemed	—	—	(607,540)	(5,953,120)	(783,609)	(6,366,587)
Net increase (decrease)	1,678	$15,000	(419,457)	$(4,104,251)	(358,775)	$(2,989,386)
Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	18,746	$190,543	8,316	$73,900
Shares issued as reinvestment of distributions	—	—	2,365	23,491	2,666	22,262
Less shares redeemed	—	—	(33,217)	(315,063)	(24,601)	(203,280)
Net increase (decrease)	1,000	$10,000	(12,106)	$(101,029)	(13,619)	$(107,118)
Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	227,101	$2,212,334	506,117	$4,770,630	729,592	$5,834,515
Shares issued as reinvestment of distributions	—	—	111,309	1,111,405	65,707	512,816
Less shares redeemed	—	—	(2,614,273)	(26,700,414)	(621,832)	(4,816,959)
Net increase (decrease)	227,101	$2,212,334	(1,996,847)	$(20,818,379)	173,467	$1,530,372
Class R6	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,000	$10,000	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	—	—	—	—	—	—
Net increase (decrease)	1,000	$10,000	—	$—	—	$—

(a)  International Small Cap Growth Fund commenced operations on March 31, 2022.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Notes to Financial Statements   (Unaudited)

	SHORT-TERM BOND FUND
Class A	Shares	Dollars
Shares sold	522,033	$4,960,770
Shares issued as reinvestment of distributions	3,445	32,935
Less shares redeemed	(564,631)	(5,358,149)
Net increase (decrease)	(39,153)	$(364,444)
Class C	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—
Class I	Shares	Dollars
Shares sold	9,802,212	$96,319,676
Shares issued as reinvestment of distributions	69,370	661,301
Less shares redeemed	(2,333,029)	(21,829,739)
Net increase (decrease)	7,538,553	$75,151,238
Class R6	Shares	Dollars
Shares sold	—	$—
Shares issued as reinvestment of distributions	—	—
Less shares redeemed	—	—
Net increase (decrease)	—	$—

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$13.84		$14.63		$13.77		$13.47		$13.52		$13.41
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.04)		(0.45)		0.19		0.27		0.30
Net realized and unrealized gain (loss)	0.70		(0.72)		1.37		0.24		0.28		0.19
Total from investment operations	0.69		(0.76)		0.92		0.43		0.55		0.49
Distributions:
Dividends from net investment income	(0.10)		(0.03)		(0.06)		(0.13)		(0.19)		(0.16)
Dividends from net realized gains	—		—		—		—		(0.41)		(0.22)
Total distributions**	(0.10)		(0.03)		(0.06)		(0.13)		(0.60)		(0.38)
Net asset value, end of period	$14.43		$13.84		$14.63		$13.77		$13.47		$13.52
Ratios and supplemental data:
Total return(b)	5.10%		(5.22%)		6.67%		3.27%		4.32%		3.79%
Net assets, end of period (000)	$1,093,471		$1,244,117		$1,334,984		$817,405		$744,356		$743,925
Ratio of net expenses to average net assets	1.22	%(c)(d)	1.16	%(e)	1.14	%(f)	1.20	%(g)	1.24	%(h)	1.25	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.22	%(c)	1.17%		1.14%		1.21%		1.24%		1.25%
Ratio of net investment income (loss) to average net assets	(0.35	%)(c)	(1.12%)		(3.15%)		1.43%		2.04%		2.26%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Portfolio turnover rate	13%		41%		49%		77%		74%		67%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.01% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.03% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.05% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.06% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.07% for the year ended October 31, 2018.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$13.92		$14.80		$13.98		$13.70		$13.73		$13.62
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.27)		(0.57)		0.10		0.18		0.21
Net realized and unrealized gain (loss)	0.72		(0.61)		1.39		0.24		0.28		0.19
Total from investment operations	0.65		(0.88)		0.82		0.34		0.46		0.40
Distributions:
Dividends from net investment income	(0.06)		—		(0.00	)*	(0.06)		(0.08)		(0.07)
Dividends from net realized gains	—		—		—		—		(0.41)		(0.22)
Total distributions**	(0.06)		—		(0.00	)*	(0.06)		(0.49)		(0.29)
Net asset value, end of period	$14.51		$13.92		$14.80		$13.98		$13.70		$13.73
Ratios and supplemental data:
Total return(b)	4.70%		(5.95%)		5.88%		2.46%		3.56%		3.03%
Net assets, end of period (000)	$279,505		$306,312		$322,432		$252,490		$261,352		$303,417
Ratio of net expenses to average net assets	1.97	%(c)(d)	1.91	%(e)	1.89	%(f)	1.95	%(g)	1.98	%(h)	2.00	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	1.97	%(c)	1.92%		1.89%		1.96%		1.99%		2.00%
Ratio of net investment income (loss) to average net assets	(1.10	%)(c)	(1.87%)		(3.92%)		0.70%		1.31%		1.51%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.76% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.78% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.80% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.81% for the year ended October 31, 2018.

www.calamos.com

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$13.68		$14.45		$13.60		$13.30		$13.36		$13.26
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.12)		(0.41)		0.22		0.30		0.33
Net realized and unrealized gain (loss)	0.71		(0.59)		1.35		0.24		0.28		0.19
Total from investment operations	0.70		(0.71)		0.94		0.46		0.58		0.52
Distributions:
Dividends from net investment income	(0.12)		(0.06)		(0.09)		(0.16)		(0.23)		(0.20)
Dividends from net realized gains	—		—		—		—		(0.41)		(0.22)
Total distributions**	(0.12)		(0.06)		(0.09)		(0.16)		(0.64)		(0.42)
Net asset value, end of period	$14.26		$13.68		$14.45		$13.60		$13.30		$13.36
Ratios and supplemental data:
Total return(b)	5.30%		(5.01%)		6.92%		3.51%		4.62%		4.02%
Net assets, end of period (000)	$12,971,141		$14,470,090		$14,780,637		$9,207,961		$7,709,445		$5,658,499
Ratio of net expenses to average net assets	0.97	%(c)(d)	0.91	%(e)	0.89	%(f)	0.95	%(g)	0.99	%(h)	0.99	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	0.97	%(c)	0.92%		0.89%		0.96%		0.99%		0.99%
Ratio of net investment income (loss) to average net assets	(0.11	%)(c)	(0.87%)		(2.90%)		1.66%		2.28%		2.49%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.76% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.78% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.80% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.81% for the year ended October 31, 2018.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Market Neutral Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				June 23, 2020• through October 31,
	2023		2022		2021		2020
Net asset value, beginning of period	$13.68		$14.46		$13.61		$13.35
Income from investment operations:
Net investment income (loss)(a)	—		(0.11)		(0.38)		0.05
Net realized and unrealized gain (loss)	0.72		(0.60)		1.33		0.21
Total from investment operations	0.72		(0.71)		0.95		0.26
Distributions:
Dividends from net investment income	(0.13)		(0.07)		(0.10)		—
Dividends from net realized gains	—		—		—		—
Total distributions**	(0.13)		(0.07)		(0.10)		—
Net asset value, end of period	$14.27		$13.68		$14.46		$13.61
Ratios and supplemental data:
Total return(b)	5.34%		(4.94%)		6.99%		1.95%
Net assets, end of period (000)	$46,936		$43,956		$8,846		$10
Ratio of net expenses to average net assets	0.89	%(c)(d)	0.86	%(e)	0.82	%(f)	0.77	%(c)(g)
Ratio of gross expenses to average net assets prior to expense reductions	0.89	%(c)	0.87%		0.83%		0.77	%(c)
Ratio of net investment income (loss) to average net assets	(0.02	%)(c)	(0.82%)		(2.64%)		1.06	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.69% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.70% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 0.66% for the year ended October 31, 2020.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.08		$14.66	$12.35	$11.88	$11.44	$10.85
Income from investment operations:
Net investment income (loss)(a)	0.05		0.06	0.06	0.10	0.10	0.08
Net realized and unrealized gain (loss)	0.78		(1.60)	2.32	0.47	0.64	0.57
Total from investment operations	0.83		(1.54)	2.38	0.57	0.74	0.65
Distributions:
Dividends from net investment income	(0.06)		(0.04)	(0.07)	(0.10)	(0.05)	(0.06)
Dividends from net realized gains	—		—	—	—	(0.25)	—
Return of capital	—		—	—	—	—	—
Total distributions**	(0.06)		(0.04)	(0.07)	(0.10)	(0.30)	(0.06)
Net asset value, end of period	$13.85		$13.08	$14.66	$12.35	$11.88	$11.44
Ratios and supplemental data:
Total return(b)	6.47%		(10.51%)	19.20%	4.92%	6.65%	6.08%
Net assets, end of period (000)	$26,654		$33,814	$34,309	$15,782	$10,412	$5,151
Ratio of net expenses to average net assets	1.17	%(c)	1.16%	1.17%	1.15%	1.21%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.17	%(c)	1.16%	1.17%	1.20%	1.21%	1.47%
Ratio of net investment income (loss) to average net assets	0.68	%(c)	0.42%	0.44%	0.84%	0.86%	0.65%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	9%		32%	39%	57%	82%	141%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.78		$14.39	$12.18	$11.72	$11.35	$10.78
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.04)	(0.04)	0.01	0.01	(0.01)
Net realized and unrealized gain (loss)	0.78		(1.57)	2.28	0.48	0.63	0.58
Total from investment operations	0.77		(1.61)	2.24	0.49	0.64	0.57
Distributions:
Dividends from net investment income	(0.04)		—	(0.03)	(0.03)	(0.02)	(0.00)*
Dividends from net realized gains	—		—	—	—	(0.25)	—
Total distributions**	(0.04)		—	(0.03)	(0.03)	(0.27)	(0.00)*
Net asset value, end of period	$13.51		$12.78	$14.39	$12.18	$11.72	$11.35
Ratios and supplemental data:
Total return(b)	6.11%		(11.19%)	18.43%	4.19%	5.88%	5.31%
Net assets, end of period (000)	$8,290		$7,884	$6,960	$3,429	$2,151	$616
Ratio of net expenses to average net assets	1.92	%(c)	1.91%	1.92%	1.90%	1.96%	2.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.92	%(c)	1.91%	1.92%	1.95%	1.96%	2.30%
Ratio of net investment income (loss) to average net assets	(0.10	%)(c)	(0.31%)	(0.30%)	0.08%	0.11%	(0.07%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Hedged Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.09		$14.66	$12.34	$11.87	$11.45	$10.84
Income from investment operations:
Net investment income (loss)(a)	0.06		0.10	0.10	0.13	0.13	0.10
Net realized and unrealized gain (loss)	0.80		(1.61)	2.31	0.47	0.64	0.59
Total from investment operations	0.86		(1.51)	2.41	0.60	0.77	0.69
Distributions:
Dividends from net investment income	(0.08)		(0.06)	(0.09)	(0.13)	(0.10)	(0.08)
Dividends from net realized gains	—		—	—	—	(0.25)	—
Total distributions**	(0.08)		(0.06)	(0.09)	(0.13)	(0.35)	(0.08)
Net asset value, end of period	$13.87		$13.09	$14.66	$12.34	$11.87	$11.45
Ratios and supplemental data:
Total return(b)	6.73%		(10.33%)	19.60%	5.09%	7.01%	6.38%
Net assets, end of period (000)	$514,393		$547,166	$514,903	$342,851	$224,234	$91,589
Ratio of net expenses to average net assets	0.92	%(c)	0.91%	0.92%	0.90%	0.96%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	0.92	%(c)	0.91%	0.92%	0.95%	0.96%	1.26%
Ratio of net investment income (loss) to average net assets	0.90	%(c)	0.69%	0.73%	1.09%	1.12%	0.91%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$14.60		$15.46		$11.18		$11.63		$12.15		$12.33
Income from investment operations:
Net investment income (loss)(a)	0.06		(0.06)		(0.13)		(0.08)		0.04		(0.03)
Net realized and unrealized gain (loss)	0.59		(0.80)		4.41		(0.36)		(0.12)		—
Total from investment operations	0.65		(0.86)		4.28		(0.44)		(0.08)		(0.03)
Distributions:
Dividends from net investment income	—		—		—		(0.01)		—		—
Dividends from net realized gains	—		—		—		—		(0.44)		(0.15)
Return of capital	—		—		—		(0.00	)*	—		—
Total distributions**	—		—		—		(0.01)		(0.44)		(0.15)
Net asset value, end of period	$15.25		$14.60		$15.46		$11.18		$11.63		$12.15
Ratios and supplemental data:
Total return(b)	4.31%		(5.44%)		38.19%		(3.77%)		(0.45%)		(0.34%)
Net assets, end of period (000)	$64,407		$55,800		$51,971		$40,748		$76,689		$108,730
Ratio of net expenses to average net assets	2.37	%(c)(d)	2.38	%(e)	2.34	%(f)	2.91	%(g)	2.95	%(h)	2.28	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.37	%(c)	2.38%		2.34%		2.92%		2.96%		2.28%
Ratio of net investment income (loss) to average net assets	0.84	%(c)	(0.43%)		(0.88%)		(0.68%)		0.33%		(0.27%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Portfolio turnover rate	120%		214%		211%		206%		135%		229%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.62% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.67% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.71% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.64% for the year ended October 31, 2018.

www.calamos.com

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$13.90		$14.83		$10.80		$11.32		$11.92		$12.19
Income from investment operations:
Net investment income (loss)(a)	0.01		(0.17)		(0.24)		(0.16)		(0.05)		(0.13)
Net realized and unrealized gain (loss)	0.56		(0.76)		4.27		(0.36)		(0.11)		0.01
Total from investment operations	0.57		(0.93)		4.03		(0.52)		(0.16)		(0.12)
Distributions:
Dividends from net investment income	—		—		—		—		—		—
Dividends from net realized gains	—		—		—		—		(0.44)		(0.15)
Return of capital	—		—		—		(0.00	)*	—		—
Total distributions**	—		—		—		(0.00	)*	(0.44)		(0.15)
Net asset value, end of period	$14.47		$13.90		$14.83		$10.80		$11.32		$11.92
Ratios and supplemental data:
Total return(b)	3.95%		(6.20%)		37.31%		(4.59%)		(1.15%)		(1.09%)
Net assets, end of period (000)	$34,636		$31,352		$29,980		$22,528		$38,072		$52,169
Ratio of net expenses to average net assets	3.11	%(c)(d)	3.12	%(e)	3.09	%(f)	3.65	%(g)	3.69	%(h)	3.03	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	3.11	%(c)	3.12%		3.09%		3.65%		3.70%		3.03%
Ratio of net investment income (loss) to average net assets	0.11	%(c)	(1.19%)		(1.63%)		(1.43%)		(0.42%)		(1.02%)

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.37% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.42% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.46% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 2.39% for the year ended October 31, 2018.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Phineus Long/Short Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022		2021		2020		2019		2018
Net asset value, beginning of period	$14.81		$15.64		$11.28		$11.75		$12.23		$12.39
Income from investment operations:
Net investment income (loss)(a)	0.09		(0.02)		(0.10)		(0.05)		0.07		0.01
Net realized and unrealized gain (loss)	0.58		(0.81)		4.46		(0.37)		(0.11)		(0.02)
Total from investment operations	0.67		(0.83)		4.36		(0.42)		(0.04)		(0.01)
Distributions:
Dividends from net investment income	—		—		—		(0.02)		—		—
Dividends from net realized gains	—		—		—		—		(0.44)		(0.15)
Return of capital	—		—		—		(0.03)		—		—
Total distributions**	—		—		—		(0.05)		(0.44)		(0.15)
Net asset value, end of period	$15.48		$14.81		$15.64		$11.28		$11.75		$12.23
Ratios and supplemental data:
Total return(b)	4.49%		(5.25%)		38.69%		(3.67%)		(0.16%)		(0.10%)
Net assets, end of period (000)	$834,860		$697,472		$476,965		$344,843		$678,157		$1,003,457
Ratio of net expenses to average net assets	2.11	%(c)(d)	2.14	%(e)	2.09	%(f)	2.64	%(g)	2.68	%(h)	2.00	%(i)
Ratio of gross expenses to average net assets prior to expense reductions	2.11	%(c)	2.14%		2.09%		2.65%		2.69%		2.00%
Ratio of net investment income (loss) to average net assets	1.12	%(c)	(0.12%)		(0.63%)		(0.42%)		0.57%		0.05%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.37% for the period ended April 30, 2023.

(e)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.38% for the year ended October 31, 2022.

(f)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.42% for the year ended October 31, 2021.

(g)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.46% for the year ended October 31, 2020.

(h)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2019.

(i)  Ratio of net expenses, excluding dividend expense on short positions, to average net assets was 1.39% for the year ended October 31, 2018.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.57		$27.25	$22.78	$17.45	$18.11	$18.27
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.27)	(0.61)	0.47	0.51	0.48
Net realized and unrealized gain (loss)	0.20		(5.20)	6.68	4.99	1.00	0.13
Total from investment operations	0.15		(5.47)	6.07	5.46	1.51	0.61
Distributions:
Dividends from net investment income	(0.10)		(0.02)	(0.06)	(0.13)	(0.35)	(0.24)
Dividends from net realized gains	—		(3.19)	(1.54)	—	(1.82)	(0.53)
Return of capital	—		—	—	—	—	—
Total distributions**	(0.10)		(3.21)	(1.60)	(0.13)	(2.17)	(0.77)
Net asset value, end of period	$18.62		$18.57	$27.25	$22.78	$17.45	$18.11
Ratios and supplemental data:
Total return(b)	0.83%		(22.29%)	27.09%	31.58%	10.02%	3.43%
Net assets, end of period (000)	$265,666		$294,233	$422,476	$333,481	$245,948	$210,845
Ratio of net expenses to average net assets	1.13	%(c)	1.10%	1.08%	1.13%	1.16%	1.16%
Ratio of gross expenses to average net assets prior to expense reductions	1.13	%(c)	1.10%	1.08%	1.13%	1.16%	1.16%
Ratio of net investment income (loss) to average net assets	(0.53	%)(c)	(1.30%)	(2.35%)	2.37%	2.98%	2.58%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	15%		39%	41%	71%	37%	73%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$18.03		$26.73	$22.48	$17.27	$17.92	$18.09
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.42)	(0.80)	0.32	0.39	0.34
Net realized and unrealized gain (loss)	0.21		(5.09)	6.59	4.93	0.99	0.12
Total from investment operations	0.09		(5.51)	5.79	5.25	1.38	0.46
Distributions:
Dividends from net investment income	(0.06)		—	—	(0.04)	(0.21)	(0.10)
Dividends from net realized gains	—		(3.19)	(1.54)	—	(1.82)	(0.53)
Total distributions**	(0.06)		(3.19)	(1.54)	(0.04)	(2.03)	(0.63)
Net asset value, end of period	$18.06		$18.03	$26.73	$22.48	$17.27	$17.92
Ratios and supplemental data:
Total return(b)	0.44%		(22.88%)	26.16%	30.53%	9.21%	2.65%
Net assets, end of period (000)	$38,027		$41,804	$71,925	$56,935	$56,070	$128,920
Ratio of net expenses to average net assets	1.88	%(c)	1.85%	1.83%	1.88%	1.91%	1.91%
Ratio of gross expenses to average net assets prior to expense reductions	1.88	%(c)	1.85%	1.83%	1.88%	1.91%	1.91%
Ratio of net investment income (loss) to average net assets	(1.28	%)(c)	(2.04%)	(3.10%)	1.65%	2.34%	1.85%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.91		$23.82	$20.05	$15.38	$16.23	$16.45
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.19)	(0.48)	0.46	0.49	0.47
Net realized and unrealized gain (loss)	0.17		(4.49)	5.86	4.39	0.88	0.13
Total from investment operations	0.15		(4.68)	5.38	4.85	1.37	0.60
Distributions:
Dividends from net investment income	(0.13)		(0.04)	(0.07)	(0.18)	(0.40)	(0.29)
Dividends from net realized gains	—		(3.19)	(1.54)	—	(1.82)	(0.53)
Total distributions**	(0.13)		(3.23)	(1.61)	(0.18)	(2.22)	(0.82)
Net asset value, end of period	$15.93		$15.91	$23.82	$20.05	$15.38	$16.23
Ratios and supplemental data:
Total return(b)	0.93%		(22.09%)	27.40%	31.91%	10.31%	3.73%
Net assets, end of period (000)	$631,395		$680,441	$1,161,030	$773,460	$442,907	$275,776
Ratio of net expenses to average net assets	0.88	%(c)	0.85%	0.83%	0.88%	0.91%	0.91%
Ratio of gross expenses to average net assets prior to expense reductions	0.88	%(c)	0.85%	0.83%	0.88%	0.91%	0.91%
Ratio of net investment income (loss) to average net assets	(0.28	%)(c)	(1.04%)	(2.09%)	2.60%	3.21%	2.83%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.59		$14.85	$13.48	$11.08	$10.81	$11.24
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.01)	(0.44)	0.24	0.10	0.33
Net realized and unrealized gain (loss)	0.60		(3.45)	2.95	2.37	0.70	(0.34)
Total from investment operations	0.55		(3.46)	2.51	2.61	0.80	(0.01)
Distributions:
Dividends from net investment income	—		(0.01)	(0.01)	(0.06)	(0.22)	(0.08)
Dividends from net realized gains	—		(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Return of capital	—		—	—	—	—	—
Total distributions**	—		(1.80)	(1.14)	(0.21)	(0.53)	(0.42)
Net asset value, end of period	$10.14		$9.59	$14.85	$13.48	$11.08	$10.81
Ratios and supplemental data:
Total return(b)	5.85%		(26.01%)	18.86%	23.93%	7.90%	(0.09%)
Net assets, end of period (000)	$8,636		$10,698	$17,865	$11,231	$8,998	$11,184
Ratio of net expenses to average net assets	1.34	%(c)	1.28%	1.25%	1.33%	1.32%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.34	%(c)	1.28%	1.25%	1.34%	1.32%	1.35%
Ratio of net investment income (loss) to average net assets	(1.00	%)(c)	(0.11%)	(2.96%)	1.96%	0.91%	2.98%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	10%		31%	35%	48%	45%	32%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.23		$14.47	$13.25	$10.93	$10.69	$11.14
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.09)	(0.54)	0.14	0.02	0.24
Net realized and unrealized gain (loss)	0.59		(3.36)	2.89	2.35	0.69	(0.33)
Total from investment operations	0.51		(3.45)	2.35	2.49	0.71	(0.09)
Distributions:
Dividends from net investment income	—		—	—	(0.02)	(0.16)	(0.02)
Dividends from net realized gains	—		(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Total distributions**	—		(1.79)	(1.13)	(0.17)	(0.47)	(0.36)
Net asset value, end of period	$9.74		$9.23	$14.47	$13.25	$10.93	$10.69
Ratios and supplemental data:
Total return(b)	5.53%		(26.58%)	17.95%	23.09%	7.01%	(0.77%)
Net assets, end of period (000)	$3,211		$3,425	$5,448	$4,824	$3,409	$3,884
Ratio of net expenses to average net assets	2.09	%(c)	2.03%	2.00%	2.08%	2.07%	2.09%
Ratio of gross expenses to average net assets prior to expense reductions	2.09	%(c)	2.03%	2.00%	2.09%	2.07%	2.10%
Ratio of net investment income (loss) to average net assets	(1.75	%)(c)	(0.85%)	(3.72%)	1.21%	0.16%	2.21%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Convertible Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.60		$14.87	$13.50	$11.08	$10.82	$11.24
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.01	(0.40)	0.26	0.12	0.36
Net realized and unrealized gain (loss)	0.62		(3.46)	2.94	2.39	0.70	(0.33)
Total from investment operations	0.58		(3.45)	2.54	2.65	0.82	0.03
Distributions:
Dividends from net investment income	—		(0.03)	(0.04)	(0.08)	(0.25)	(0.11)
Dividends from net realized gains	—		(1.79)	(1.13)	(0.15)	(0.31)	(0.34)
Total distributions**	—		(1.82)	(1.17)	(0.23)	(0.56)	(0.45)
Net asset value, end of period	$10.18		$9.60	$14.87	$13.50	$11.08	$10.82
Ratios and supplemental data:
Total return(b)	6.04%		(25.82%)	19.09%	24.36%	8.09%	0.24%
Net assets, end of period (000)	$112,812		$117,766	$260,688	$192,475	$120,526	$121,170
Ratio of net expenses to average net assets	1.09	%(c)	1.03%	1.00%	1.08%	1.07%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.09	%(c)	1.03%	1.00%	1.09%	1.07%	1.10%
Ratio of net investment income (loss) to average net assets	(0.75	%)(c)	0.13%	(2.71%)	2.19%	1.16%	3.22%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023		2022	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of period	$26.35		$42.31	$29.18	$22.31	$22.51		$25.02		$18.54	$14.62
Income from investment operations:
Net investment income (loss)(a)	(0.12)		(0.24)	(0.45)	(0.28)	(0.11)		(0.29)		(0.28)	(0.18)
Net realized and unrealized gain (loss)	(1.65)		(15.72)	14.95	8.29	(0.09)		(0.80)		6.76	4.10
Total from investment operations	(1.77)		(15.96)	14.50	8.01	(0.20)		(1.09)		6.48	3.92
Distributions:
Dividends from net investment income	—		—	—	—	—		—		—	—
Dividends from net realized gains	—		—	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—		—	(0.00)*	—	—		—		—	—
Total distributions**	—		—	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of period	$24.58		$26.35	$42.31	$29.18	$22.31		$22.51		$25.02	$18.54
Ratios and supplemental data:
Total return(b)	(6.72%)		(37.71%)	50.42%	37.60%	(0.89%)		(3.52%)		34.95%	26.81%
Net assets, end of period (000)	$20,968		$23,762	$35,274	$9,313	$6,857		$5,551		$5,890	$3,954
Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.30%	1.30%	1.30	%(c)	1.50	%(c)	1.50%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.38	%(c)	1.37%	1.37%	1.40%	1.35	%(c)	1.71	%(c)	1.74%	1.75%
Ratio of net investment income (loss) to average net assets	(0.97	%)(c)	(0.78%)	(1.15%)	(1.16%)	(1.18	%)(c)	(1.31	%)(c)	(1.33%)	(1.10%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023		2022	2021	2020	2019		2019†		2018	2017
Portfolio turnover rate	99%		197%	165%	181%	142%		112%		126%	179%

*  Prior to May 31, 2019, Class A shares were Class Y shares of the predecessor fund.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30, 2023		Year Ended October 31, 2022	June 25, 2021• through October 31, 2021
Net asset value, beginning of period	$26.88		$43.50	$41.91
Income from investment operations:
Net investment income (loss)(a)	(0.21)		(0.45)	(0.82)
Net realized and unrealized gain (loss)	(1.68)		(16.17)	2.41
Total from investment operations	(1.89)		(16.62)	1.59
Distributions:
Dividends from net investment income	—		—	—
Dividends from net realized gains	—		—	—
Total distributions**	—		—	—
Net asset value, end of period	$24.99		$26.88	$43.50
Ratios and supplemental data:(b)
Total return	(7.03%)		(38.18%)	3.75%
Net assets, end of period (000)	$4,319		$4,425	$3,165
Ratio of net expenses to average net assets	2.05	%(c)	2.05%	2.05	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.13	%(c)	2.12%	2.06	%(c)
Ratio of net investment income (loss) to average net assets	(1.72	%)(c)	(1.50%)	(2.00	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I*
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			May 31, 2019 through October 31,		July 1, 2018 through May 31,		Year Ended June 30,
	2023		2022	2021	2020	2019		2019†		2018	2017
Net asset value, beginning of period	$27.24		$43.65	$29.99	$22.85	$23.02		$25.47		$18.80	$14.77
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.16)	(0.36)	(0.23)	(0.09)		(0.20)		(0.20)	(0.10)
Net realized and unrealized gain (loss)	(1.70)		(16.25)	15.39	8.51	(0.08)		(0.83)		6.87	4.13
Total from investment operations	(1.79)		(16.41)	15.03	8.28	(0.17)		(1.03)		6.67	4.03
Distributions:
Dividends from net investment income	—		—	—	—	—		—		—	—
Dividends from net realized gains	—		—	(1.37)	(1.14)	—		(1.42)		—	—
Return of capital	—		—	(0.00)*	—	—		—		—	—
Total distributions**	—		—	(1.37)	(1.14)	—		(1.42)		—	—
Net asset value, end of period	$25.45		$27.24	$43.65	$29.99	$22.85		$23.02		$25.47	$18.80
Ratios and supplemental data:
Total return(b)	(6.57%)		(37.57%)	50.80%	37.90%	(0.74%)		(3.21%)		35.48%	27.29%
Net assets, end of period (000)	$246,999		$292,187	$387,149	$124,867	$72,539		$68,510		$69,095	$43,833
Ratio of net expenses to average net assets	1.05	%(c)	1.05%	1.05%	1.05%	1.05	%(c)	1.10	%(c)	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.13	%(c)	1.12%	1.11%	1.16%	1.11	%(c)	1.34	%(c)	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	(0.71	%)(c)	(0.52%)	(0.90%)	(0.92%)	(0.93	%)(c)	(0.92	%)(c)	(0.92%)	(0.64%)

*  Prior to May 31, 2019, Class I shares were Institutional Class shares or Service Class shares of the predecessor fund. Results shown are exclusive of the Service Class shares.

†  Pursuant to the Reorganization of the Predecessor Fund into the Fund, Class Y shareholders of the Predecessor Fund received Class A shares of the Fund, and Service Class and Institutional Class shareholders of the Predecessor Fund each received Class I shares of the Fund. As a result of the Reorganization, the Fund adopted the performance and financial history of the Predecessor Fund. Accordingly, the data shown for periods prior to May 31, 2019 is the data of the Predecessor Fund.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			May 31, 2019• through October 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$27.33		$43.74	$30.02	$22.86	$23.02
Income from investment operations:
Net investment income (loss)(a)	(0.07)		(0.11)	(0.32)	(0.21)	(0.08)
Net realized and unrealized gain (loss)	(1.71)		(16.30)	15.41	8.51	(0.08)
Total from investment operations	(1.78)		(16.41)	15.09	8.30	(0.16)
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		—	(1.37)	(1.14)	—
Total distributions**	—		—	(1.37)	(1.14)	—
Net asset value, end of period	$25.55		$27.33	$43.74	$30.02	$22.86
Ratios and supplemental data:
Total return(b)	(6.48%)		(37.51%)	50.96%	37.98%	(0.70%)
Net assets, end of period (000)	$22,628		$22,181	$29,120	$1,562	$1,063
Ratio of net expenses to average net assets	0.92	%(c)	0.93%	0.96%	0.98%	1.00	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.00	%(c)	1.00%	1.02%	1.09%	0.96	%(c)
Ratio of net investment income (loss) to average net assets	(0.59	%)(c)	(0.37%)	(0.80%)	(0.84%)	(0.84	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 1, 2019• through October 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$10.14		$18.17	$12.34	$9.01	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)		(0.08)	(0.20)	(0.13)	(0.03)
Net realized and unrealized gain (loss)	(0.36)		(6.23)	6.03	3.46	(0.96)
Total from investment operations	(0.41)		(6.31)	5.83	3.33	(0.99)
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		(1.72)	—	—	—
Return of capital	—		—	—	—	—
Total distributions**	—		(1.72)	—	—	—
Net asset value, end of period	$9.73		$10.14	$18.17	$12.34	$9.01
Ratios and supplemental data:
Total return(b)	(4.04%)		(37.07%)	47.04%	36.96%	(9.90%)
Net assets, end of period (000)	$317		$305	$162	$182	$9
Ratio of net expenses to average net assets	1.35	%(c)	1.35%	1.35%	1.35%	1.37	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.95	%(c)	1.93%	1.79%	2.45%	3.42	%(c)
Ratio of net investment income (loss) to average net assets	(0.98	%)(c)	(0.68%)	(1.22%)	(1.21%)	(1.11	%)(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 1, 2019• through October 31,
	2023		2022	2021	2020	2019
Portfolio turnover rate	118%		205%	188%	201%	55%

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 1, 2019• through October 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$10.23		$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.06)	(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss)	(0.35)		(6.27)	6.06	3.46	(0.96)
Total from investment operations	(0.39)		(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		(1.72)	—	—	—
Total distributions**	—		(1.72)	—	—	—
Net asset value, end of period	$9.84		$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(3.81%)		(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of period (000)	$16,543		$16,497	$25,793	$16,877	$9,348
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.10	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.70	%(c)	1.65%	1.55%	2.25%	3.17	%(c)
Ratio of net investment income (loss) to average net assets	(0.72	%)(c)	(0.48%)	(0.98%)	(0.94%)	(0.85	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

www.calamos.com

Calamos Timpani SMID Growth Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,			August 1, 2019• through October 31,
	2023		2022	2021	2020	2019
Net asset value, beginning of period	$10.23		$18.28	$12.38	$9.02	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.05)	(0.18)	(0.09)	(0.02)
Net realized and unrealized gain (loss)	(0.36)		(6.28)	6.08	3.45	(0.96)
Total from investment operations	(0.39)		(6.33)	5.90	3.36	(0.98)
Distributions:
Dividends from net investment income	—		—	—	—	—
Dividends from net realized gains	—		(1.72)	—	—	—
Total distributions**	—		(1.72)	—	—	—
Net asset value, end of period	$9.84		$10.23	$18.28	$12.38	$9.02
Ratios and supplemental data:
Total return(b)	(3.81%)		(36.95%)	47.46%	37.25%	(9.80%)
Net assets, end of period (000)	$342		$355	$499	$12	$9
Ratio of net expenses to average net assets	1.06	%(c)	1.07%	1.08%	1.06%	1.07	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.66	%(c)	1.63%	1.48%	2.25%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	(0.68	%)(c)	(0.43%)	(1.04%)	(0.90%)	(0.81	%)(c)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$28.24		$45.88	$34.96	$32.23	$33.14	$35.54
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.22)	(0.33)	(0.14)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	2.73		(12.47)	15.44	5.90	3.53	2.15
Total from investment operations	2.69		(12.69)	15.11	5.76	3.49	2.07
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Return of capital	—		—	—	—	—	—
Total distributions**	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of period	$30.93		$28.24	$45.88	$34.96	$32.23	$33.14
Ratios and supplemental data:
Total return(b)	9.53%		(30.58%)	46.00%	19.11%	13.97%	6.12%
Net assets, end of period (000)	$929,212		$900,167	$1,436,709	$1,093,909	$1,066,939	$851,590
Ratio of net expenses to average net assets	1.34	%(c)	1.30%	1.28%	1.34%	1.34%	1.29%
Ratio of gross expenses to average net assets prior to expense reductions	1.34	%(c)	1.30%	1.28%	1.34%	1.34%	1.29%
Ratio of net investment income (loss) to average net assets	(0.30	%)(c)	(0.64%)	(0.80%)	(0.45%)	(0.12%)	(0.22%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	28%		42%	45%	115%	69%	72%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.03		$21.21	$18.18	$18.26	$21.00	$24.26
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.19)	(0.29)	(0.20)	(0.13)	(0.22)
Net realized and unrealized gain (loss)	1.07		(5.04)	7.51	3.15	1.79	1.43
Total from investment operations	1.01		(5.23)	7.22	2.95	1.66	1.21
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Total distributions**	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of period	$12.04		$11.03	$21.21	$18.18	$18.26	$21.00
Ratios and supplemental data:
Total return(b)	9.16%		(31.12%)	44.94%	18.23%	13.18%	5.34%
Net assets, end of period (000)	$10,276		$12,281	$25,965	$35,843	$50,442	$329,883
Ratio of net expenses to average net assets	2.10	%(c)	2.05%	2.04%	2.09%	2.11%	2.04%
Ratio of gross expenses to average net assets prior to expense reductions	2.10	%(c)	2.05%	2.04%	2.10%	2.12%	2.04%
Ratio of net investment income (loss) to average net assets	(1.04	%)(c)	(1.39%)	(1.53%)	(1.17%)	(0.73%)	(0.97%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$42.95		$66.93	$49.25	$44.13	$43.48	$45.18
Income from investment operations:
Net investment income (loss)(a)	(0.01)		(0.20)	(0.33)	(0.09)	0.06	0.02
Net realized and unrealized gain (loss)	4.16		(18.83)	22.20	8.24	4.99	2.75
Total from investment operations	4.15		(19.03)	21.87	8.15	5.05	2.77
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Total distributions**	—		(4.95)	(4.19)	(3.03)	(4.40)	(4.47)
Net asset value, end of period	$47.10		$42.95	$66.93	$49.25	$44.13	$43.48
Ratios and supplemental data:
Total return(b)	9.69%		(30.43%)	46.40%	19.39%	14.24%	6.41%
Net assets, end of period (000)	$257,637		$246,566	$395,431	$291,027	$280,294	$282,061
Ratio of net expenses to average net assets	1.09	%(c)	1.05%	1.03%	1.09%	1.09%	1.04%
Ratio of gross expenses to average net assets prior to expense reductions	1.09	%(c)	1.05%	1.03%	1.09%	1.09%	1.04%
Ratio of net investment income (loss) to average net assets	(0.05	%)(c)	(0.39%)	(0.56%)	(0.20%)	0.15%	0.03%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.33		$48.18	$36.26	$33.43	$32.53	$33.15
Income from investment operations:
Net investment income (loss)(a)	0.11		0.08	0.07	0.30	0.32	0.25
Net realized and unrealized gain (loss)	2.30		(7.32)	13.01	3.74	2.99	1.41
Total from investment operations	2.41		(7.24)	13.08	4.04	3.31	1.66
Distributions:
Dividends from net investment income	(0.30)		(0.24)	(0.27)	(0.41)	(0.50)	(0.38)
Dividends from net realized gains	(1.04)		(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Return of capital	—		—	—	—	—	—
Total distributions**	(1.34)		(2.61)	(1.16)	(1.21)	(2.41)	(2.28)
Net asset value, end of period	$39.40		$38.33	$48.18	$36.26	$33.43	$32.53
Ratios and supplemental data:
Total return(b)	6.52%		(15.77%)	36.68%	12.43%	11.51%	5.20%
Net assets, end of period (000)	$1,218,181		$1,199,491	$1,531,445	$1,163,876	$1,129,201	$832,433
Ratio of net expenses to average net assets	1.06	%(c)	1.05%	1.06%	1.08%	1.09%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.06	%(c)	1.05%	1.06%	1.08%	1.09%	1.09%
Ratio of net investment income (loss) to average net assets	0.59	%(c)	0.19%	0.15%	0.86%	1.01%	0.77%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	9%		24%	18%	35%	19%	25%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$38.57		$48.55	$36.57	$33.68	$32.69	$33.30
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.24)	(0.25)	0.04	0.12	0.01
Net realized and unrealized gain (loss)	2.31		(7.37)	13.12	3.79	2.98	1.41
Total from investment operations	2.28		(7.61)	12.87	3.83	3.10	1.42
Distributions:
Dividends from net investment income	(0.23)		—	—	(0.14)	(0.20)	(0.13)
Dividends from net realized gains	(1.04)		(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Total distributions	(1.27)		(2.37)	(0.89)	(0.94)	(2.11)	(2.03)
Net asset value, end of period	$39.58		$38.57	$48.55	$36.57	$33.68	$32.69
Ratios and supplemental data:
Total return(b)	6.14%		(16.41%)	35.66%	11.62%	10.68%	4.42%
Net assets, end of period (000)	$83,277		$84,104	$98,647	$101,490	$136,333	$502,593
Ratio of net expenses to average net assets	1.81	%(c)	1.80%	1.81%	1.84%	1.85%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.81	%(c)	1.80%	1.81%	1.84%	1.85%	1.84%
Ratio of net investment income (loss) to average net assets	(0.16	%)(c)	(0.56%)	(0.57%)	0.13%	0.37%	0.02%

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$36.50		$46.02	$34.68	$32.03	$31.28	$31.96
Income from investment operations:
Net investment income (loss)(a)	0.15		0.17	0.17	0.36	0.39	0.32
Net realized and unrealized gain (loss)	2.19		(6.97)	12.44	3.58	2.85	1.37
Total from investment operations	2.34		(6.80)	12.61	3.94	3.24	1.69
Distributions:
Dividends from net investment income	(0.33)		(0.35)	(0.38)	(0.49)	(0.58)	(0.47)
Dividends from net realized gains	(1.04)		(2.37)	(0.89)	(0.80)	(1.91)	(1.90)
Total distributions**	(1.37)		(2.72)	(1.27)	(1.29)	(2.49)	(2.37)
Net asset value, end of period	$37.47		$36.50	$46.02	$34.68	$32.03	$31.28
Ratios and supplemental data:
Total return(b)	6.62%		(15.55%)	37.02%	12.72%	11.81%	5.45%
Net assets, end of period (000)	$974,328		$977,765	$1,211,985	$818,641	$735,329	$643,422
Ratio of net expenses to average net assets	0.81	%(c)	0.80%	0.81%	0.83%	0.85%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.81	%(c)	0.80%	0.81%	0.83%	0.85%	0.84%
Ratio of net investment income (loss) to average net assets	0.84	%(c)	0.44%	0.40%	1.11%	1.27%	1.01%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Growth and Income Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 23, 2020• through October 31,
	2023		2022	2021	2020
Net asset value, beginning of period	$36.51		$46.04	$34.69	$33.24
Income from investment operations:
Net investment income (loss)(a)	0.16		0.21	0.16	0.12
Net realized and unrealized gain (loss)	2.20		(6.99)	12.49	1.42
Total from investment operations	2.36		(6.78)	12.65	1.54
Distributions:
Dividends from net investment income	(0.34)		(0.38)	(0.41)	(0.09)
Dividends from net realized gains	(1.04)		(2.37)	(0.89)	—
Total distributions**	(1.38)		(2.75)	(1.30)	(0.09)
Net asset value, end of period	$37.49		$36.51	$46.04	$34.69
Ratios and supplemental data:
Total return(b)	6.67%		(15.50%)	37.14%	4.63%
Net assets, end of period (000)	$27,038		$16,688	$5,968	$15
Ratio of net expenses to average net assets	0.73	%(c)	0.73%	0.73%	0.71	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.73	%(c)	0.73%	0.73%	0.71	%(c)
Ratio of net investment income (loss) to average net assets	0.88	%(c)	0.55%	0.38%	0.99	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.41		$17.13	$13.04	$13.37	$12.34	$12.73
Income from investment operations:
Net investment income (loss)(a)	0.03		0.03	0.00 *	0.05	0.07	0.07
Net realized and unrealized gain (loss)	1.08		(2.41)	5.24	1.13	1.50	0.57
Total from investment operations	1.11		(2.38)	5.24	1.18	1.57	0.64
Distributions:
Dividends from net investment income	(0.05)		—	(0.02)	(0.06)	(0.08)	(0.05)
Dividends from net realized gains	—		(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Return of capital	—		—	—	—	—	—
Total distributions**	(0.05)		(1.34)	(1.15)	(1.51)	(0.54)	(1.03)
Net asset value, end of period	$14.47		$13.41	$17.13	$13.04	$13.37	$12.34
Ratios and supplemental data:
Total return(b)	8.31%		(15.01%)	42.42%	9.20%	13.63%	5.26%
Net assets, end of period (000)	$5,528		$5,181	$5,139	$3,534	$3,638	$2,347
Ratio of net expenses to average net assets	1.35	%(c)	1.35%	1.35%	1.35%	1.35%	1.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.05	%(c)	2.03%	2.04%	2.15%	1.94%	1.83%
Ratio of net investment income (loss) to average net assets	0.43	%(c)	0.23%	0.02%	0.40%	0.60%	0.55%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	7%		25%	20%	22%	15%	11%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.77		$16.49	$12.67	$13.07	$12.09	$12.52
Income from investment operations:
Net investment income (loss)(a)	(0.02)		(0.07)	(0.11)	(0.04)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	1.03		(2.31)	5.07	1.09	1.45	0.57
Total from investment operations	1.01		(2.38)	4.96	1.05	1.44	0.55
Distributions:
Dividends from net investment income	(0.03)		—	(0.01)	—	—	—
Dividends from net realized gains	—		(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Total distributions**	(0.03)		(1.34)	(1.14)	(1.45)	(0.46)	(0.98)
Net asset value, end of period	$13.75		$12.77	$16.49	$12.67	$13.07	$12.09
Ratios and supplemental data:
Total return(b)	7.90%		(15.63%)	41.37%	8.35%	12.74%	4.56%
Net assets, end of period (000)	$2,414		$2,202	$2,017	$685	$659	$1,028
Ratio of net expenses to average net assets	2.10	%(c)	2.10%	2.10%	2.11%	2.10%	2.10%
Ratio of gross expenses to average net assets prior to expense reductions	2.80	%(c)	2.78%	2.78%	2.91%	2.65%	2.59%
Ratio of net investment income (loss) to average net assets	(0.33	%)(c)	(0.51%)	(0.74%)	(0.36%)	(0.06%)	(0.19%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Dividend Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.44		$17.15	$13.03	$13.36	$12.33	$12.71
Income from investment operations:
Net investment income (loss)(a)	0.05		0.07	0.04	0.08	0.11	0.10
Net realized and unrealized gain (loss)	1.07		(2.41)	5.23	1.12	1.49	0.58
Total from investment operations	1.12		(2.34)	5.27	1.20	1.60	0.68
Distributions:
Dividends from net investment income	(0.06)		(0.03)	(0.02)	(0.08)	(0.11)	(0.08)
Dividends from net realized gains	—		(1.34)	(1.13)	(1.45)	(0.46)	(0.98)
Total distributions**	(0.06)		(1.37)	(1.15)	(1.53)	(0.57)	(1.06)
Net asset value, end of period	$14.50		$13.44	$17.15	$13.03	$13.36	$12.33
Ratios and supplemental data:
Total return(b)	8.35%		(14.76%)	42.73%	9.46%	13.93%	5.61%
Net assets, end of period (000)	$7,711		$10,195	$10,373	$8,974	$12,986	$20,585
Ratio of net expenses to average net assets	1.10	%(c)	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of gross expenses to average net assets prior to expense reductions	1.79	%(c)	1.78%	1.80%	1.88%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets	0.70	%(c)	0.48%	0.28%	0.67%	0.92%	0.82%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.
CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.86		$20.48	$14.93	$14.21	$15.37	$15.21
Income from investment operations:
Net investment income (loss)(a)	0.02		0.00	(0.03)	0.07	0.15	0.10
Net realized and unrealized gain (loss)	1.01		(3.12)	6.39	0.74	0.95	0.58
Total from investment operations	1.03		(3.12)	6.36	0.81	1.10	0.68
Distributions:
Dividends from net investment income	—		—	—	(0.09)	(0.06)	(0.05)
Dividends from net realized gains	(0.41)		(1.50)	(0.81)	—	(2.20)	(0.47)
Return of capital	—		—	—	—	—	—
Total distributions**	(0.41)		(1.50)	(0.81)	(0.09)	(2.26)	(0.52)
Net asset value, end of period	$16.48		$15.86	$20.48	$14.93	$14.21	$15.37
Ratios and supplemental data:
Total return(b)	6.72%		(16.22%)	43.93%	5.71%	10.14%	4.53%
Net assets, end of period (000)	$11,911		$11,628	$14,211	$10,595	$11,363	$21,349
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.60	%(c)	1.57%	1.57%	1.64%	1.62%	1.60%
Ratio of net investment income (loss) to average net assets	0.20	%(c)	0.00%	(0.19%)	0.49%	1.06%	0.64%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	43%		34%	25%	136%	78%	119%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.28		$17.52	$12.97	$12.36	$13.77	$13.74
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.12)	(0.14)	(0.01)	0.02	(0.01)
Net realized and unrealized gain (loss)	0.84		(2.62)	5.50	0.62	0.83	0.51
Total from investment operations	0.81		(2.74)	5.36	0.61	0.85	0.50
Distributions:
Dividends from net investment income	—		—	—	—	(0.06)	—
Dividends from net realized gains	(0.41)		(1.50)	(0.81)	—	(2.20)	(0.47)
Total distributions	(0.41)		(1.50)	(0.81)	—	(2.26)	(0.47)
Net asset value, end of period	$13.68		$13.28	$17.52	$12.97	$12.36	$13.77
Ratios and supplemental data:
Total return(b)	6.36%		(16.85%)	42.92%	4.85%	9.33%	3.77%
Net assets, end of period (000)	$128		$170	$887	$1,056	$5,274	$4,318
Ratio of net expenses to average net assets	1.90	%(c)	1.91%	1.90%	1.90%	1.90%	1.90%
Ratio of gross expenses to average net assets prior to expense reductions	2.35	%(c)	2.33%	2.33%	2.40%	2.35%	2.35%
Ratio of net investment income (loss) to average net assets	(0.53	%)(c)	(0.77%)	(0.92%)	(0.11%)	0.15%	(0.10%)

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Select Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.45		$21.15	$15.36	$14.62	$15.80	$15.63
Income from investment operations:
Net investment income (loss)(a)	0.04		0.05	0.01	0.10	0.16	0.14
Net realized and unrealized gain (loss)	1.06		(3.23)	6.59	0.76	1.01	0.59
Total from investment operations	1.10		(3.18)	6.60	0.86	1.17	0.73
Distributions:
Dividends from net investment income	—		(0.02)	—	(0.12)	(0.15)	(0.09)
Dividends from net realized gains	(0.41)		(1.50)	(0.81)	—	(2.20)	(0.47)
Total distributions**	(0.41)		(1.52)	(0.81)	(0.12)	(2.35)	(0.56)
Net asset value, end of period	$17.14		$16.45	$21.15	$15.36	$14.62	$15.80
Ratios and supplemental data:
Total return(b)	6.91%		(16.00%)	44.28%	5.92%	10.43%	4.78%
Net assets, end of period (000)	$31,115		$30,660	$38,585	$36,075	$28,389	$21,892
Ratio of net expenses to average net assets	0.90	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.35	%(c)	1.32%	1.32%	1.39%	1.36%	1.36%
Ratio of net investment income (loss) to average net assets	0.45	%(c)	0.25%	0.07%	0.69%	1.13%	0.90%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$15.43		$28.83	$22.96	$17.97	$18.10	$21.55
Income from investment operations:
Net investment income (loss)(a)	0.03		0.21	0.05	(0.04)	0.09	0.15
Net realized and unrealized gain (loss)	2.48		(9.48)	7.29	5.03	1.80	(2.78)
Total from investment operations	2.51		(9.27)	7.34	4.99	1.89	(2.63)
Distributions:
Dividends from net investment income	—		(0.00)*	—	—	—	—
Dividends from net realized gains	—		(4.13)	(1.47)	—	(2.02)	(0.82)
Return of capital	—		—	—	—	—	—
Total distributions**	—		(4.13)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of period	$17.94		$15.43	$28.83	$22.96	$17.97	$18.10
Ratios and supplemental data:
Total return(b)	16.27%		(36.67%)	32.76%	27.82%	13.07%	(12.70%)
Net assets, end of period (000)	$49,558		$46,993	$79,503	$60,527	$53,950	$59,566
Ratio of net expenses to average net assets	1.13	%(c)	1.10%	1.10%	1.10%	1.10%	1.33%
Ratio of gross expenses to average net assets prior to expense reductions	1.53	%(c)	1.64%	1.56%	1.52%	1.48%	1.51%
Ratio of net investment income (loss) to average net assets	0.39	%(c)	1.04%	0.19%	(0.20%)	0.51%	0.71%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	64%		129%	99%	85%	81%	112%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.86		$24.94	$20.17	$15.91	$16.38	$19.72
Income from investment operations:
Net investment income (loss)(a)	(0.03)		0.05	(0.16)	(0.16)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	2.07		(8.00)	6.40	4.42	1.60	(2.49)
Total from investment operations	2.04		(7.95)	6.24	4.26	1.55	(2.52)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(4.13)	(1.47)	—	(2.02)	(0.82)
Total distributions**	—		(4.13)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of period	$14.90		$12.86	$24.94	$20.17	$15.91	$16.38
Ratios and supplemental data:
Total return(b)	15.86%		(37.18%)	31.79%	26.84%	12.21%	(13.35%)
Net assets, end of period (000)	$1,847		$1,989	$3,953	$6,344	$9,022	$20,449
Ratio of net expenses to average net assets	1.88	%(c)	1.85%	1.85%	1.85%	1.85%	2.06%
Ratio of gross expenses to average net assets prior to expense reductions	2.28	%(c)	2.39%	2.31%	2.27%	2.26%	2.26%
Ratio of net investment income (loss) to average net assets	(0.40	%)(c)	0.27%	(0.69%)	(0.95%)	(0.35%)	(0.17%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.10		$29.92	$23.73	$18.53	$18.55	$22.01
Income from investment operations:
Net investment income (loss)(a)	0.06		0.27	0.12	0.01	0.13	0.18
Net realized and unrealized gain (loss)	2.59		(9.88)	7.54	5.19	1.87	(2.82)
Total from investment operations	2.65		(9.61)	7.66	5.20	2.00	(2.64)
Distributions:
Dividends from net investment income	—		(0.08)	(0.00)*	—	—	—
Dividends from net realized gains	—		(4.13)	(1.47)	—	(2.02)	(0.82)
Total distributions**	—		(4.21)	(1.47)	—	(2.02)	(0.82)
Net asset value, end of period	$18.75		$16.10	$29.92	$23.73	$18.53	$18.55
Ratios and supplemental data:
Total return(b)	16.46%		(36.54%)	33.13%	28.06%	13.32%	(12.48%)
Net assets, end of period (000)	$163,730		$120,520	$216,723	$156,321	$134,562	$153,312
Ratio of net expenses to average net assets	0.88	%(c)	0.85%	0.85%	0.85%	0.85%	1.06%
Ratio of gross expenses to average net assets prior to expense reductions	1.28	%(c)	1.39%	1.31%	1.28%	1.23%	1.26%
Ratio of net investment income (loss) to average net assets	0.64	%(c)	1.28%	0.43%	0.05%	0.75%	0.85%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				September 17, 2018• through October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$16.28		$30.20	$23.93	$18.67	$18.66	$20.89
Income from investment operations:
Net investment income (loss)(a)	0.07		0.31	0.15	0.05	0.20	0.01
Net realized and unrealized gain (loss)	2.62		(10.00)	7.61	5.21	1.83	(2.24)
Total from investment operations	2.69		(9.69)	7.76	5.26	2.03	(2.23)
Distributions:
Dividends from net investment income	—		(0.10)	(0.02)	—	—	—
Dividends from net realized gains	—		(4.13)	(1.47)	—	(2.02)	—
Total distributions**	—		(4.23)	(1.49)	—	(2.02)	—
Net asset value, end of period	$18.97		$16.28	$30.20	$23.93	$18.67	$18.66
Ratios and supplemental data:
Total return(b)	16.52%		(36.47%)	33.24%	28.23%	13.41%	(10.67%)
Net assets, end of period (000)	$4,623		$4,332	$1,921	$1,012	$7,463	$22
Ratio of net expenses to average net assets	0.79	%(c)	0.75%	0.77%	0.76%	0.77%	0.76	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.19	%(c)	1.28%	1.22%	1.17%	1.15%	1.21	%(c)
Ratio of net investment income (loss) to average net assets	0.73	%(c)	1.59%	0.51%	0.24%	1.13%	0.34	%(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.51		$22.25	$19.60	$14.12	$12.54	$14.83
Income from investment operations:
Net investment income (loss)(a)	0.01		0.12	(0.05)	(0.07)	0.09	(0.01)
Net realized and unrealized gain (loss)	1.46		(7.79)	3.15	5.66	1.49	(2.28)
Total from investment operations	1.47		(7.67)	3.10	5.59	1.58	(2.29)
Distributions:
Dividends from net investment income	(0.11)		(0.07)	—	(0.11)	—	(0.00)*
Dividends from net realized gains	—		—	(0.45)	—	—	—
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(0.11)		(0.07)	(0.45)	(0.11)	—	(0.00)*
Net asset value, end of period	$15.87		$14.51	$22.25	$19.60	$14.12	$12.54
Ratios and supplemental data:
Total return(b)	10.13%		(34.55%)	15.87%	39.81%	12.60%	(15.43%)
Net assets, end of period (000)	$41,257		$36,890	$54,731	$31,015	$28,168	$34,678
Ratio of net expenses to average net assets	1.30	%(c)	1.30%	1.30%	1.56%	1.64%	1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.62	%(c)	1.63%	1.60%	1.64%	1.64%	1.63%
Ratio of net investment income (loss) to average net assets	0.17	%(c)	0.67%	(0.21%)	(0.47%)	0.63%	(0.08%)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	55%		132%	140%	125%	78%	97%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$13.34		$20.55	$18.26	$13.16	$11.78	$14.03
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.03)	(0.22)	(0.18)	(0.01)	(0.12)
Net realized and unrealized gain (loss)	1.33		(7.18)	2.96	5.28	1.39	(2.13)
Total from investment operations	1.30		(7.21)	2.74	5.10	1.38	(2.25)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		—	(0.45)	—	—	—
Total distributions**	—		—	(0.45)	—	—	—
Net asset value, end of period	$14.64		$13.34	$20.55	$18.26	$13.16	$11.78
Ratios and supplemental data:
Total return(b)	9.74%		(35.04%)	15.05%	38.75%	11.71%	(16.04%)
Net assets, end of period (000)	$5,789		$6,153	$16,050	$13,183	$13,478	$17,739
Ratio of net expenses to average net assets	2.05	%(c)	2.05%	2.05%	2.32%	2.39%	2.38%
Ratio of gross expenses to average net assets prior to expense reductions	2.37	%(c)	2.39%	2.34%	2.39%	2.39%	2.38%
Ratio of net investment income (loss) to average net assets	(0.44	%)(c)	(0.16%)	(1.04%)	(1.23%)	(0.11%)	(0.85%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Evolving World Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$14.67		$22.51	$19.78	$14.26	$12.63	$14.96
Income from investment operations:
Net investment income (loss)(a)	0.04		0.17	0.01	(0.03)	0.12	0.02
Net realized and unrealized gain (loss)	1.46		(7.87)	3.18	5.71	1.51	(2.29)
Total from investment operations	1.50		(7.70)	3.19	5.68	1.63	(2.27)
Distributions:
Dividends from net investment income	(0.15)		(0.14)	(0.01)	(0.16)	—	(0.06)
Dividends from net realized gains	—		—	(0.45)	—	—	—
Return of capital	—		—	—	—	—	(0.00)*
Total distributions**	(0.15)		(0.14)	(0.46)	(0.16)	—	(0.06)
Net asset value, end of period	$16.02		$14.67	$22.51	$19.78	$14.26	$12.63
Ratios and supplemental data:
Total return(b)	10.25%		(34.39%)	16.17%	40.16%	12.91%	(15.21%)
Net assets, end of period (000)	$423,450		$315,858	$509,216	$193,243	$120,318	$152,114
Ratio of net expenses to average net assets	1.05	%(c)	1.05%	1.05%	1.30%	1.39%	1.38%
Ratio of gross expenses to average net assets prior to expense reductions	1.36	%(c)	1.38%	1.35%	1.39%	1.39%	1.38%
Ratio of net investment income (loss) to average net assets	0.56	%(c)	0.90%	0.04%	(0.22%)	0.91%	0.14%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$11.50		$18.40	$14.05	$11.64	$13.61	$15.63
Income from investment operations:
Net investment income (loss)(a)	0.01		0.02	(0.08)	(0.07)	(0.01)	0.00 *
Net realized and unrealized gain (loss)	1.23		(4.94)	5.49	3.37	0.79	(0.63)
Total from investment operations	1.24		(4.92)	5.41	3.30	0.78	(0.63)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(0.50)		(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Return of capital	—		—	—	—	—	—
Total distributions**	(0.50)		(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Net asset value, end of period	$12.24		$11.50	$18.40	$14.05	$11.64	$13.61
Ratios and supplemental data:
Total return(b)	11.04%		(29.36%)	39.89%	30.07%	10.28%	(4.59%)
Net assets, end of period (000)	$21,947		$21,143	$32,511	$21,814	$20,236	$27,489
Ratio of net expenses to average net assets	1.40	%(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Ratio of gross expenses to average net assets prior to expense reductions	1.58	%(c)	1.61%	1.58%	1.65%	1.51%	1.56%
Ratio of net investment income (loss) to average net assets	0.18	%(c)	0.17%	(0.48%)	(0.59%)	(0.08%)	0.03%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	40%		77%	72%	71%	72%	81%

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.35		$15.45	$12.03	$10.15	$12.34	$14.40
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.07)	(0.18)	(0.14)	(0.09)	(0.10)
Net realized and unrealized gain (loss)	0.98		(4.05)	4.66	2.91	0.65	(0.57)
Total from investment operations	0.95		(4.12)	4.48	2.77	0.56	(0.67)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	(0.50)		(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Total distributions**	(0.50)		(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Net asset value, end of period	$9.80		$9.35	$15.45	$12.03	$10.15	$12.34
Ratios and supplemental data:
Total return(b)	10.69%		(29.96%)	38.88%	29.19%	9.36%	(5.31%)
Net assets, end of period (000)	$679		$726	$1,492	$4,635	$8,011	$10,887
Ratio of net expenses to average net assets	2.15	%(c)	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of gross expenses to average net assets prior to expense reductions	2.33	%(c)	2.37%	2.33%	2.40%	2.26%	2.32%
Ratio of net investment income (loss) to average net assets	(0.57	%)(c)	(0.59%)	(1.32%)	(1.31%)	(0.86%)	(0.76%)

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$12.10		$19.20	$14.59	$12.02	$13.93	$15.95
Income from investment operations:
Net investment income (loss)(a)	0.03		0.05	(0.04)	(0.04)	0.02	0.03
Net realized and unrealized gain (loss)	1.28		(5.17)	5.71	3.50	0.82	(0.64)
Total from investment operations	1.31		(5.12)	5.67	3.46	0.84	(0.61)
Distributions:
Dividends from net investment income	(0.02)		—	—	—	—	(0.02)
Dividends from net realized gains	(0.50)		(1.98)	(1.06)	(0.89)	(2.75)	(1.39)
Total distributions**	(0.52)		(1.98)	(1.06)	(0.89)	(2.75)	(1.41)
Net asset value, end of period	$12.89		$12.10	$19.20	$14.59	$12.02	$13.93
Ratios and supplemental data:
Total return(b)	11.18%		(29.20%)	40.29%	30.46%	10.52%	(4.38%)
Net assets, end of period (000)	$55,827		$51,538	$103,256	$65,062	$52,619	$58,078
Ratio of net expenses to average net assets	1.15	%(c)	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.33	%(c)	1.36%	1.33%	1.40%	1.26%	1.31%
Ratio of net investment income (loss) to average net assets	0.43	%(c)	0.37%	(0.23%)	(0.34%)	0.14%	0.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Equity Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,		June 23, 2020• through October 31,
	2023		2022	2021	2020
Net asset value, beginning of period	$12.11		$19.21	$14.59	$13.19
Income from investment operations:
Net investment income (loss)(a)	0.06		(0.02)	(0.03)	(0.02)
Net realized and unrealized gain (loss)	1.26		(5.10)	5.71	1.42
Total from investment operations	1.32		(5.12)	5.68	1.40
Distributions:
Dividends from net investment income	(0.03)		—	—	—
Dividends from net realized gains	(0.50)		(1.98)	(1.06)	—
Total distributions	(0.53)		(1.98)	(1.06)	—
Net asset value, end of period	$12.90		$12.11	$19.21	$14.59
Ratios and supplemental data:
Total return(b)	11.25%		(29.18%)	40.36%	10.61%
Net assets, end of period (000)	$94		$11	$168	$120
Ratio of net expenses to average net assets	1.09	%(c)	1.12%	1.09%	1.09	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.28	%(c)	1.35%	1.27%	1.36	%(c)
Ratio of net investment income (loss) to average net assets	0.92	%(c)	(0.12%)	(0.18%)	(0.45	%)(c)

•  Commencement of operations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.15		$12.72	$10.02	$8.51	$8.99	$9.85
Income from investment operations:
Net investment income (loss)(a)	0.00		(0.03)	(0.04)	0.07	0.10	0.09
Net realized and unrealized gain (loss)	0.79		(2.88)	3.42	1.55	0.37	(0.35)
Total from investment operations	0.79		(2.91)	3.38	1.62	0.47	(0.26)
Distributions:
Dividends from net investment income	—		—	(0.05)	(0.02)	(0.07)	(0.03)
Dividends from net realized gains	—		(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Return of capital	—		—	—	—	—	—
Total distributions**	—		(0.66)	(0.68)	(0.11)	(0.95)	(0.60)
Net asset value, end of period	$9.94		$9.15	$12.72	$10.02	$8.51	$8.99
Ratios and supplemental data:
Total return(b)	8.63%		(23.93%)	34.84%	19.09%	6.67%	(2.91%)
Net assets, end of period (000)	$93,384		$86,403	$119,261	$88,618	$83,069	$63,069
Ratio of net expenses to average net assets	1.22	%(c)	1.22%	1.31%	1.53%	1.49%	1.50%
Ratio of gross expenses to average net assets prior to expense reductions	1.47	%(c)	1.46%	1.45%	1.53%	1.49%	1.50%
Ratio of net investment income (loss) to average net assets	(0.02	%)(c)	(0.28%)	(0.33%)	0.78%	1.20%	0.93%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	38%		92%	82%	119%	69%	75%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.73		$10.92	$8.71	$7.45	$7.98	$8.84
Income from investment operations:
Net investment income (loss)(a)	(0.03)		(0.09)	(0.11)	0.00	0.04	0.02
Net realized and unrealized gain (loss)	0.66		(2.44)	2.95	1.35	0.31	(0.31)
Total from investment operations	0.63		(2.53)	2.84	1.35	0.35	(0.29)
Distributions:
Dividends from net investment income	—		—	—	—	—	—
Dividends from net realized gains	—		(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Total distributions**	—		(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Net asset value, end of period	$8.36		$7.73	$10.92	$8.71	$7.45	$7.98
Ratios and supplemental data:
Total return(b)	8.15%		(24.43%)	33.77%	18.22%	5.87%	(3.61%)
Net assets, end of period (000)	$8,071		$7,528	$10,032	$8,946	$14,742	$54,425
Ratio of net expenses to average net assets	1.97	%(c)	1.97%	2.07%	2.28%	2.28%	2.25%
Ratio of gross expenses to average net assets prior to expense reductions	2.22	%(c)	2.21%	2.20%	2.28%	2.28%	2.25%
Ratio of net investment income (loss) to average net assets	(0.77	%)(c)	(1.03%)	(1.09%)	0.01%	0.50%	0.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Global Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.53		$13.18	$10.36	$8.79	$9.25	$10.11
Income from investment operations:
Net investment income (loss)(a)	0.01		(0.02)	(0.01)	0.09	0.13	0.12
Net realized and unrealized gain (loss)	0.82		(2.96)	3.54	1.60	0.38	(0.36)
Total from investment operations	0.83		(2.98)	3.53	1.69	0.51	(0.24)
Distributions:
Dividends from net investment income	—		(0.01)	(0.08)	(0.03)	(0.09)	(0.05)
Dividends from net realized gains	—		(0.66)	(0.63)	(0.09)	(0.88)	(0.57)
Total distributions**	—		(0.67)	(0.71)	(0.12)	(0.97)	(0.62)
Net asset value, end of period	$10.36		$9.53	$13.18	$10.36	$8.79	$9.25
Ratios and supplemental data:
Total return(b)	8.71%		(23.66%)	35.16%	19.33%	6.95%	(2.65%)
Net assets, end of period (000)	$121,166		$117,790	$152,596	$65,909	$53,594	$72,843
Ratio of net expenses to average net assets	0.97	%(c)	0.97%	1.04%	1.28%	1.25%	1.25%
Ratio of gross expenses to average net assets prior to expense reductions	1.22	%(c)	1.21%	1.20%	1.28%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.23	%(c)	(0.14%)	(0.09%)	1.01%	1.47%	1.18%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30, 2023		March 31, 2022• through October 31, 2022
Net asset value, beginning of period	$7.65		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00		0.05
Net realized and unrealized gain (loss)	0.48		(2.40)
Total from investment operations	0.48		(2.35)
Distributions:
Dividends from net investment income	(0.05)		—
Dividends from net realized gains	—		—
Return of capital	—		—
Total distributions**	(0.05)		—
Net asset value, end of period	$8.08		$7.65
Ratios and supplemental data:
Total return(b)	6.23%		(23.50%)
Net assets, end of period (000)	$41		$13
Ratio of net expenses to average net assets	1.35	%(c)	2.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.26	%(c)	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(0.12	%)(c)	(9.66	%)(c)
	(Unaudited) Six Months Ended April 30, 2023		March 31, 2022• through October 31, 2022
Portfolio turnover rate	59%		64	%(d)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

(d)  Not annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights
Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30, 2023		March 31, 2022• through October 31, 2022
Net asset value, beginning of period	$7.62		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		0.01
Net realized and unrealized gain (loss)	0.48		(2.39)
Total from investment operations	0.44		(2.38)
Distributions:
Dividends from net investment income	(0.04)		—
Dividends from net realized gains	—		—
Total distributions**	(0.04)		—
Net asset value, end of period	$8.02		$7.62
Ratios and supplemental data:
Total return(b)	5.77%		(23.80%)
Net assets, end of period (000)	$8		$8
Ratio of net expenses to average net assets	2.10	%(c)	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	12.01	%(c)	11.03	%(c)
Ratio of net investment income (loss) to average net assets	(0.98	%)(c)	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30, 2023		March 31, 2022• through October 31, 2022
Net asset value, beginning of period	$7.66		$10.00
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.06
Net realized and unrealized gain (loss)	0.49		(2.40)
Total from investment operations	0.49		(2.34)
Distributions:
Dividends from net investment income	(0.06)		—
Dividends from net realized gains	—		—
Total distributions**	(0.06)		—
Net asset value, end of period	$8.09		$7.66
Ratios and supplemental data:
Total return(b)	6.35%		(23.40%)
Net assets, end of period (000)	$2,388		$1,740
Ratio of net expenses to average net assets	1.10	%(c)	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.01	%(c)	11.03	%(c)
Ratio of net investment income (loss) to average net assets	0.07	%(c)	(9.66	%)(c)

•  Commencement of operations.

**  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos International Small Cap Growth Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS R6
	(Unaudited) Six Months Ended April 30, 2023		March 31, 2022• through October 31, 2022
Net asset value, beginning of period	$7.66		$10.00
Income from investment operations:
Net investment income (loss)(a)	—		0.06
Net realized and unrealized gain (loss)	0.49		(2.40)
Total from investment operations	0.49		(2.34)
Distributions:
Dividends from net investment income	(0.06)		—
Dividends from net realized gains	—		—
Total distributions**	(0.06)		—
Net asset value, end of period	$8.09		$7.66
Ratios and supplemental data:
Total return(b)	6.35%		(23.40%)
Net assets, end of period (000)	$8		$8
Ratio of net expenses to average net assets	1.10	%(c)	2.67	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	11.00	%(c)	11.03	%(c)
Ratio of net investment income (loss) to average net assets	0.05	%(c)	(9.66	%)(c)

•  Commencement of operations.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.67		$10.61	$10.85	$10.53	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.15		0.24	0.19	0.21	0.27	0.25
Net realized and unrealized gain (loss)	0.41		(1.81)	(0.19)	0.33	0.72	(0.49)
Total from investment operations	0.56		(1.57)	—	0.54	0.99	(0.24)
Distributions:
Dividends from net investment income	(0.17)		(0.24)	(0.23)	(0.22)	(0.27)	(0.26)
Dividends from net realized gains	—		(0.13)	(0.01)	—	—	(0.05)
Return of capital	—		—	—	—	—	(0.03)
Total distributions**	(0.17)		(0.37)	(0.24)	(0.22)	(0.27)	(0.34)
Net asset value, end of period	$9.06		$8.67	$10.61	$10.85	$10.53	$9.81
Ratios and supplemental data:
Total return(b)	6.44%		(15.13%)	0.01%	5.18%	10.24%	(2.30%)
Net assets, end of period (000)	$13,885		$14,662	$22,394	$24,376	$22,565	$17,109
Ratio of net expenses to average net assets	0.91	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.21	%(c)	1.15%	1.01%	1.03%	1.09%	1.05%
Ratio of net investment income (loss) to average net assets	3.31	%(c)	2.48%	1.77%	2.00%	2.67%	2.44%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	26%		28%	51%	61%	64%	64%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.67		$10.61	$10.85	$10.53	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.11		0.17	0.11	0.14	0.20	0.17
Net realized and unrealized gain (loss)	0.40		(1.81)	(0.19)	0.32	0.72	(0.48)
Total from investment operations	0.51		(1.64)	(0.08)	0.46	0.92	(0.31)
Distributions:
Dividends from net investment income	(0.13)		(0.17)	(0.15)	(0.14)	(0.20)	(0.20)
Dividends from net realized gains	—		(0.13)	(0.01)	—	—	(0.05)
Return of capital	—		—	—	—	—	(0.02)
Total distributions**	(0.13)		(0.30)	(0.16)	(0.14)	(0.20)	(0.27)
Net asset value, end of period	$9.05		$8.67	$10.61	$10.85	$10.53	$9.81
Ratios and supplemental data:
Total return(b)	5.93%		(15.76%)	(0.74%)	4.40%	9.42%	(3.03%)
Net assets, end of period (000)	$408		$549	$800	$1,777	$2,929	$6,413
Ratio of net expenses to average net assets	1.66	%(c)	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.96	%(c)	1.90%	1.76%	1.77%	1.84%	1.80%
Ratio of net investment income (loss) to average net assets	2.55	%(c)	1.72%	1.02%	1.28%	1.98%	1.69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Total Return Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$8.68		$10.61	$10.85	$10.54	$9.81	$10.39
Income from investment operations:
Net investment income (loss)(a)	0.16		0.26	0.22	0.24	0.30	0.27
Net realized and unrealized gain (loss)	0.40		(1.79)	(0.20)	0.32	0.73	(0.48)
Total from investment operations	0.56		(1.53)	0.02	0.56	1.03	(0.21)
Distributions:
Dividends from net investment income	(0.18)		(0.27)	(0.25)	(0.25)	(0.30)	(0.29)
Dividends from net realized gains	—		(0.13)	(0.01)	—	—	(0.05)
Return of capital	—		—	—	—	—	(0.03)
Total distributions****	(0.18)		(0.40)	(0.26)	(0.25)	(0.30)	(0.37)
Net asset value, end of period	$9.06		$8.68	$10.61	$10.85	$10.54	$9.81
Ratios and supplemental data:
Total return(b)	6.58%		(14.92%)	0.17%	5.34%	10.62%	(2.06%)
Net assets, end of period (000)	$19,266		$18,622	$43,979	$60,602	$35,570	$32,888
Ratio of net expenses to average net assets	0.66	%(c)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.96	%(c)	0.88%	0.76%	0.77%	0.84%	0.80%
Ratio of net investment income (loss) to average net assets	3.55	%(c)	2.65%	2.02%	2.21%	2.92%	2.69%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.30		$8.58	$7.96	$8.34	$8.37	$8.87
Income from investment operations:
Net investment income (loss)(a)	0.22		0.37	0.35	0.43	0.48	0.47
Net realized and unrealized gain (loss)	0.13		(1.27)	0.66	(0.35)	(0.01)	(0.45)
Total from investment operations	0.35		(0.90)	1.01	0.08	0.47	0.02
Distributions:
Dividends from net investment income	(0.23)		(0.38)	(0.27)	(0.46)	(0.50)	(0.52)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		—	(0.12)	—	—	—
Total distributions**	(0.23)		(0.38)	(0.39)	(0.46)	(0.50)	(0.52)
Net asset value, end of period	$7.42		$7.30	$8.58	$7.96	$8.34	$8.37
Ratios and supplemental data:
Total return(b)	4.81%		(10.67%)	12.88%	1.13%	5.85%	0.25%
Net assets, end of period (000)	$26,541		$26,775	$34,550	$30,580	$35,124	$32,282
Ratio of net expenses to average net assets	1.00	%(c)	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of gross expenses to average net assets prior to expense reductions	1.42	%(c)	1.40%	1.33%	1.37%	1.23%	1.46%
Ratio of net investment income (loss) to average net assets	5.91	%(c)	4.71%	4.10%	5.34%	5.71%	5.41%
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	12%		30%	49%	52%	46%	56%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS C
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.80		$9.14	$8.45	$8.82	$8.82	$9.31
Income from investment operations:
Net investment income (loss)(a)	0.20		0.33	0.31	0.40	0.45	0.42
Net realized and unrealized gain (loss)	0.15		(1.35)	0.71	(0.38)	(0.02)	(0.46)
Total from investment operations	0.35		(1.02)	1.02	0.02	0.43	(0.04)
Distributions:
Dividends from net investment income	(0.20)		(0.32)	(0.21)	(0.39)	(0.43)	(0.45)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		—	(0.12)	—	—	—
Total distributions**	(0.20)		(0.32)	(0.33)	(0.39)	(0.43)	(0.45)
Net asset value, end of period	$7.95		$7.80	$9.14	$8.45	$8.82	$8.82
Ratios and supplemental data:
Total return(b)	4.38%		(11.35%)	12.11%	0.38%	5.04%	(0.42%)
Net assets, end of period (000)	$565		$471	$677	$981	$1,887	$9,772
Ratio of net expenses to average net assets	1.75	%(c)	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of gross expenses to average net assets prior to expense reductions	2.16	%(c)	2.15%	2.08%	2.11%	2.08%	2.22%
Ratio of net investment income (loss) to average net assets	5.16	%(c)	3.95%	3.38%	4.67%	5.16%	4.66%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos High Income Opportunities Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$7.30		$8.58	$7.96	$8.34	$8.37	$8.86
Income from investment operations:
Net investment income (loss)(a)	0.23		0.39	0.37	0.44	0.50	0.49
Net realized and unrealized gain (loss)	0.14		(1.27)	0.67	(0.34)	(0.01)	(0.44)
Total from investment operations	0.37		(0.88)	1.04	0.10	0.49	0.05
Distributions:
Dividends from net investment income	(0.24)		(0.40)	(0.30)	(0.48)	(0.52)	(0.54)
Dividends from net realized gains	—		—	—	—	—	—
Return of capital	—		—	(0.12)	—	—	—
Total distributions**	(0.24)		(0.40)	(0.42)	(0.48)	(0.52)	(0.54)
Net asset value, end of period	$7.43		$7.30	$8.58	$7.96	$8.34	$8.37
Ratios and supplemental data:
Total return(b)	5.07%		(10.45%)	13.16%	1.38%	6.11%	0.62%
Net assets, end of period (000)	$7,920		$9,150	$9,267	$6,716	$7,003	$7,706
Ratio of net expenses to average net assets	0.75	%(c)	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of gross expenses to average net assets prior to expense reductions	1.17	%(c)	1.15%	1.08%	1.12%	0.99%	1.21%
Ratio of net investment income (loss) to average net assets	6.16	%(c)	4.98%	4.34%	5.56%	5.97%	5.65%

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				September 19, 2018• through October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.28		$9.91	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.15		0.13	0.15	0.21	0.25	0.03
Net realized and unrealized gain (loss)	0.18		(0.62)	(0.07)	0.12	0.23	(0.02)
Total from investment operations	0.33		(0.49)	0.08	0.33	0.48	0.01
Distributions:
Dividends from net investment income	(0.18)		(0.14)	(0.31)	(0.25)	(0.26)	(0.03)
Dividends from net realized gains	—		—	(0.09)	(0.05)	(0.00)*	—
Return of capital	—		—	—	—	—	—
Total distributions**	(0.18)		(0.14)	(0.40)	(0.30)	(0.26)	(0.03)
Net asset value, end of period	$9.43		$9.28	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	3.56%		(4.99%)	0.85%	3.24%	4.84%	0.12%
Net assets, end of period (000)	$3,554		$2,128	$2,661	$3,225	$601	$25
Ratio of net expenses to average net assets	0.63	%(c)	0.63%	0.65%	0.65%	0.65%	0.66	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.63	%(c)	0.63%	0.65%	0.68%	0.74%	48.01	%(c)
Ratio of net investment income (loss) to average net assets	2.67	%(c)	1.36%	1.51%	2.12%	2.47%	2.55	%(c)
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				September 19, 2018• through October 31,
	2023		2022	2021	2020	2019	2018
Portfolio turnover rate	20%		48%	44%	41%	132%	3%

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Calamos Short-Term Bond Fund Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS I
	(Unaudited) Six Months Ended April 30,		Year Ended October 31,				September 19, 2018• through October 31,
	2023		2022	2021	2020	2019	2018
Net asset value, beginning of period	$9.28		$9.91	$10.23	$10.20	$9.98	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.14		0.15	0.17	0.25	0.28	0.04
Net realized and unrealized gain (loss)	0.19		(0.62)	(0.06)	0.10	0.22	(0.02)
Total from investment operations	0.33		(0.47)	0.11	0.35	0.50	0.02
Distributions:
Dividends from net investment income	(0.19)		(0.16)	(0.34)	(0.27)	(0.28)	(0.04)
Dividends from net realized gains	—		—	(0.09)	(0.05)	(0.00)*	—
Total distributions**	(0.19)		(0.16)	(0.43)	(0.32)	(0.28)	(0.04)
Net asset value, end of period	$9.42		$9.28	$9.91	$10.23	$10.20	$9.98
Ratios and supplemental data:
Total return(b)	3.58%		(4.77%)	1.11%	3.49%	5.09%	0.16%
Net assets, end of period (000)	$370,516		$356,968	$306,398	$176,439	$217,552	$15,118
Ratio of net expenses to average net assets	0.38	%(c)	0.38%	0.40%	0.40%	0.40%	0.42	%(c)
Ratio of gross expenses to average net assets prior to expense reductions	0.38	%(c)	0.38%	0.40%	0.42%	0.47%	2.13	%(c)
Ratio of net investment income (loss) to average net assets	2.91	%(c)	1.58%	1.73%	2.44%	2.73%	3.22	%(c)

•  Commencement of operations.

*  Amounts are less than $0.005.

**  Distribution for annual periods determined in accordance with federal income tax regulations.

(a)  Net investment income (loss) allocated based on average shares method.

(b)  Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)  Annualized.

www.calamos.com

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Investment Trust

Results of Review of Interim Financial Information

We have reviewed the accompanying statements of assets and liabilities, including the schedules of investments, of Calamos Investment Trust comprising the Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Timpani Small Cap Growth Fund, Calamos Timpani SMID Growth Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos International Small Cap Growth Fund, Calamos Total Return Bond Fund, Calamos High Income Opportunities Fund, and Calamos Short-Term Bond Fund (the "Funds") as of April 30, 2023; the related statements of operations, changes in net assets, and the financial highlights for the six month period then ended; and the related notes (collectively referred to as the "interim financial information"). Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statements of changes in net assets of the Funds and the financial highlights for each of the periods listed in the table below; and in our report dated December 19, 2022, we expressed an unqualified opinion on such statements of changes in net assets and financial highlights.

Individual Fund Comprising the Calamos Investment Trust	Statement of Changes in Net Assets	Financial Highlights

Calamos Market Neutral Income Fund, Calamos Hedged Equity Fund, Calamos Phineus Long/Short Fund, Calamos Convertible Fund, Calamos Global Convertible Fund, Calamos Growth Fund, Calamos Growth and Income Fund, Calamos Dividend Growth Fund, Calamos Select Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Global Equity Fund, Calamos Global Opportunities Fund, Calamos Total Return Bond Fund, and Calamos High Income Opportunities Fund

	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, 2019, and 2018
Calamos Short-Term Bond Fund	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, 2019, and the period from September 19, 2018 (commencement of operations) through October 31, 2018
Calamos Timpani Small Cap Growth Fund (formerly, Frontier Timpani Small Cap Growth Fund for the period July 1, 2018 through May 31, 2019)	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, and the period from May 31, 2019 (commencement of operations) through October 31, 2019 and July 1, 2018 through May 31, 2019
Calamos Timpani SMID Growth Fund	For the years ended October 31, 2022 and 2021	For the years ended October 31, 2022, 2021, 2020, and the period from July 31, 2019 (commencement of operations) through October 31, 2019
Calamos International Small Cap Growth Fund	For the period from March 31, 2022 (commencement of operations) through October 31, 2022	For the period from March 31, 2022 (commencement of operations) through October 31, 2022

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

Report of Independent Registered Public Accounting Firm

The financial highlights for the year ended June 30, 2018 and 2017 of Frontier Timpani Small Cap Growth Fund were audited by other auditors whose report dated August 27, 2018, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Funds' management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our reviews in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 20, 2023

Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

www.calamos.com

Liquidity Risk Management Program

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Calamos Investment Trust (the "Trust"), on behalf of each series (each a "Fund" and collectively, the "Funds"), has established a liquidity risk management program to govern each Fund's approach to managing liquidity risk (the "Program"). The Program is overseen by the Liquidity Committee, a committee comprised of representatives of the Trust's investment adviser, Calamos Advisors LLC. The Trust's Board of Trustees (the "Board") has approved the designation of the Liquidity Committee to oversee the Program.

The Program's principal objectives include supporting the Funds' compliance with limits on investments in illiquid assets and mitigating the risk that each Fund will be unable to meet its redemption obligations in a timely manner. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence each Fund's liquidity and the periodic classification and re-classification of each Fund's investments into groupings that reflect the Liquidity Committee's assessment of their relative liquidity under current market conditions.

At a meeting of the Board held on December 16, 2022, the Trustees received an annual report from the Liquidity Committee regarding the design and operational effectiveness of the Program. The Liquidity Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund's liquidity risk and has operated adequately and effectively to manage each Fund's liquidity risk. The Liquidity Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. Among other things, the Board noted that the Funds are not required to have a highly liquid investment minimum based on their liquidity classifications. The Board further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds' prospectus for more information regarding the Funds' exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

CALAMOS OPEN-END FAMILY OF FUNDS SEMIANNUAL REPORT

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds. The views expressed in this report reflect those of Calamos Advisors LLC only through April 30, 2023.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
U.S. Bank Global Fund Services
615 E. Michigan St., 3rd Floor
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

MFSAN 1631 2023

Item 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for this semiannual report.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	June 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	June 28, 2023